UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Amendment No. 1)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒  Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement

UPSNAP, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: Common Stock, $.001 par value; Preferred Stock, $.001 par value.
(2)	Aggregate number of securities to which transaction applies: 902,500,000 shares of Common Stock, $.001 par value; 10,000,000 shares of Preferred Stock, $.001 par value
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: N/A

☐  Fee paid previously with preliminary materials.
☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Copies to:
Harold H. Martin, Esq.
17115 Kenton Drive, Suite 202A
Cornelius, North Carolina 28031
Tel: (704) 584-0268

UPSNAP, INC.
2920 9th Avenue N
Lethbridge, Alberta, Canada TIH 5E4

To the stockholders of UpSnap, Inc.:

The enclosed Information Statement is being furnished to shareholders of record on January 31, 2009, of UpSnap, Inc. (“UPSN” or the “Company”), a Nevada corporation, in connection with three proposals to amend the corporate articles of incorporation to (i) change the name of the corporation from UpSnap, Inc. to Duratech Group Inc., which was approved by action by written consent of a majority of all shareholders entitled to vote on October 6, 2008 and by the Company’s Board of Directors (the “Name Change Proposal”),  (ii) increase the authorized number of shares of common stock, $.001 par value (the “Common Stock”), of the Company from 97,500,000 to 1,000,000,000 shares, which was approved by action by written consent of a majority of all shareholders entitled to vote on October 6, 2008 date and by the Company’s Board of Directors (the “Authorized Common Stock Proposal”), and (iii)  create 10,000,000 authorized shares of “blank check” preferred stock, $.001 par value, for the Company to issue in series or classes from time to time, which was approved by action by written consent of a majority of all shareholders entitled to vote on October 6, 2008 and by the Company’s Board of Directors (the ”Blank Check Preferred Proposal”) (collectively, the “Proposals”).

The Company is a party to a Share Exchange Agreement, dated August 29, 2008, by and between the Company, Tony Philipp, President and CEO of the Company and minority shareholder (“Philipp”), Peter Van Hierden, a citizen of Alberta, Canada, and the President and majority shareholder of Duratech Group Inc. (“Van Hierden”), Duratech Group Inc., an Alberta, Canada corporation (“Duratech”), and the individuals whose names are set forth on the signature pages thereof (herein being referred to as the “Duratech Shareholders”), pursuant to which the Duratech Shareholders exchanged all of their common stock interest in Duratech for the issuance by the Company of 50,349,342 shares of its Common Stock and the Duratech option holders exchanged their 2,235,610 options to purchase Duratech common stock for options to purchase 18,950,334 shares of the Company’s Common Stock in a transaction intended to qualify as a tax-free exchange pursuant to Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Share Exchange”).  In addition, the Duratech Shareholders and the Company entered into a Preferred Stock Exchange Agreement dated January 8, 2009 (the “Preferred Stock Agreement”) pursuant to which the Company agreed to issue 338,938,010 shares of Common Stock, when the same are authorized, and to issue 127,568,470 options on Common Stock of the Company, when the same are authorized (collectively referred to as the “UpSnap Securities”) in exchange for not less than 3,198,362 shares of Preferred Stock of Duratech, and up to 1,203,790 options on Preferred Stock of Duratech (collectively referred to as the “Duratech Securities”) which are held by the Duratech Shareholders (the “Preferred Stock Exchange”).

Insofar as the Name Change Proposal, Authorized Common Stock Proposal and Blank Check Preferred Proposal “involve” another matter such as the Share Exchange or Preferred Stock Exchange within the meaning of Note A to Schedule 14A promulgated under Section 14(a) of the Securities Exchange Act of 1934, as amended, extensive disclosure of the Share Exchange, Preferred Stock Exchange, the Company and Duratech will be made in this Information Statement. However, under Nevada law, only the Preferred Stock Exchange requires the affirmative vote of shareholders, insofar as the authorized capital of the Company must be increased through an amendment to its Articles of Incorporation as a condition of closing under the Preferred Stock Agreement. The Share Exchange and the Preferred Stock Exchange were authorized by the Company’s Board of Directors on August 28, 2008 and January 8, 2009, respectively.

The accompanying Information Statement is being provided to you for your information to comply with requirements of the Securities and Exchange Act of 1934, as amended. The Information Statement also constitutes notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders pursuant to Section 78.320 of the Nevada Revised Statutes. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the Name Change Proposal, Authorized Common Stock Proposal and Blank Check Preferred Proposal. No meeting of the Company’s stockholders will be held or proxies requested for these matters since they have already been approved by the requisite written consent of the holders of a majority of the common shares.

Under the rules of the Securities and Exchange Commission, the proposals cannot become effective until at least 20 days after the accompanying Information Statement has been filed and mailed to the stockholders of the Company.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS
ARE NOT REQUESTED TO SEND US A PROXY.

By order of the Board of Directors

/s/ Peter Van Hierden
Peter Van Hierden

May 26, 2009

INFORMATION STATEMENT ON SCHEDULE 14C

UPSNAP, INC.

UPSNAP, INC.
2920 9th Avenue N
Lethbridge, Alberta, Canada TIH 5E4

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

This Information Statement is being mailed on or about May 26, 2009, to holders of record as of January 31, 2009 of shares of common stock, $.001 par value (the “Shares”) of UpSnap, Inc., a Nevada corporation (the “Company”). You are receiving this Information Statement in connection with a written consent approved on October 6, 2008 by shareholders owning the majority of the Shares, which consent provides that the Company shall have the authority to amend our certificate of incorporation to effect the Name Change Proposal, the Authorized Common Stock Proposal and the Blank Check Preferred Proposal. This was approved by the Company’s board of directors on October 3, 2008.

INFORMATION STATEMENT

INTRODUCTION

The Company’s current Certificate of Incorporation provides for an authorized capitalization consisting of 97,500,000 shares of common stock, $.001 par value (the “Common Stock”), and no shares of preferred stock. As of January 31, 2009, there were 75,224,676 shares of Common Stock issued and outstanding. The Name Change Proposal seeks to amend the Company’s Articles of Incorporation to change the name of the Company to Duratech Group Inc., and the Authorized Common Stock Proposal and the Blank Check Preferred Proposal seek to amend the Company’s Articles of Incorporation to increase the authorized capital of the Company.

THE PROPOSA LS

The majority shareholders of the Company have signed an Action by Majority Shareholders’ Consent without a Meeting pursuant to Nevada Revised Statutes 78.320 to change the name of the company from UpSnap, Inc. to Duratech Group Inc., to approve an increase in authorized shares of common stock of the Company from 97,500,000 to 1,000,000,000 shares, and to create 10,000,000 shares of “blank check” preferred stock.  This Information Statement is filed pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and is being provided to the Company’s shareholders pursuant to Rule 14c-2 there under.

BACKGROUND OF THE SHARE EXCHANGE AND PREFERRED STOCK EXCHAN GE

In this section, we describe the background of the Share Exchange Agreement and the Preferred Stock Agreement.  As a result of the consummation of the transactions contemplated by the Share Exchange Agreement, the Duratech Shareholders acquired control of the Company and Duratech became majority owned by the Company.  As a result of the consummation of the transactions contemplated by the Preferred Stock Agreement, the Duratech Shareholders will increase their control of the Company and the Company will increase its ownership interest in Duratech.  The Authorized Common Stock Proposal must be adopted by the majority shareholders of the Company and the authorized Common Stock must be increased by filing a Certificate of Amendment filed with the Nevada Secretary of State in order for the Preferred Stock Agreement to be consummated.

The Share Exchange Agreement

On August 29, 2008, the Company entered into a Share Exchange Agreement by and among the Company, Philipp, Duratech and the Duratech Shareholders, including Van Hierden, who is an owner directly or indirectly of approximately 96% of the share capital of Duratech.

Upon closing of the Share Exchange on September 17, 2008, the Duratech Shareholders transferred all of their shares of common stock in Duratech to the Company in exchange for an agreement to issue to them an aggregate of 50,349,342 shares of common stock, representing 68.3% of the 73,719,666 issued and outstanding shares of common stock, and options to purchase 18,950,334 shares of the Company’s Common Stock in a transaction intended to qualify as a tax-free exchange pursuant to Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.  In order to facilitate the exercise of the options, the Company has agreed to hold 18,950,334 shares of Common Stock in reserve.  As a result of the Share Exchange, Duratech became a majority owned subsidiary of the Company.  In addition, Duratech’s two fifty percent (50%) owned joint venture companies, P&R Gateway Developments Inc. and 1371009 Alberta Ltd. became indirectly controlled by the Company.

The shares of Duratech common stock, par value $0.05 per share, are validly issued, fully paid, and nonassessable, and represent one hundred percent (100%) of the common equity ownership of Duratech, and the Duratech Shareholders are the sole record and beneficial owners thereof.  The Duratech common stock represents sixty-five percent (65%) of the issued and outstanding equity capitalization of Duratech, with the other thirty-five percent (35%) consisting of two series of preferred stock, one currently issued to three individuals and outstanding, and the other issued to Van Hierden and the Duratech Shareholders on the Closing Date (as defined in the Share Exchange Agreement).  Both of the series have a par value of $1.00 per share. The first series, which is currently outstanding and consists of 158,096 shares of Preferred Non-Voting stock, and has a $1.00 liquidation preference, is not entitled to any dividend or conversion privilege, and is to be liquidated in three years.  The second series, which is a new series issued to Van Hierden and Duratech Shareholders as of the Closing Date under the Share Exchange Agreement, consists of 3,198,362 shares of preferred stock and is entitled to one vote per share, has a $1.00 liquidation preference and is not  entitled to any dividend or conversion privilege. In addition, holders of options to purchase Duratech common stock were granted options to purchase an additional 1,203,790 shares of this second series of preferred stock.  All of the outstanding Duratech share capital was offered and sold in accordance with applicable Canadian and United States Federal and local securities laws.

After the consummation of the transactions contemplated by the Share Exchange Agreement, the Company, on the day after the Closing Date, consummated the sale of its assets related to its mobile information search services (the “Business”), subject to assumption and payment of all of the Company’s liabilities related to periods prior to the closing, to UpSnap Services, LLC, a North Carolina limited liability corporation (“UpSnap Services”), which is owned by Philipp, pursuant to an Asset Purchase Agreement dated as of August 29, 2008 (the “Asset Purchase Agreement”).  The Asset Purchase Agreement provides that the Company agreed to sell to UpSnap Services and UpSnap Services agreed to purchase from the Company the Transferred Assets (as defined in the Asset Purchase Agreement).  In addition, UpSnap Services agreed to assume and discharge all of the liabilities of the Company subject to a “contribution” to UpSnap Services from the Company in the amount of $130,000 as a contribution solely towards payment and discharge of its Assumed Liabilities (as defined).  Such liabilities, exclusive of liabilities under assumed contracts, primarily consisted of monies owed to trade creditors in the amount of $244,019.70.  Finally, UpSnap Services and Philipp, jointly and severally, agreed to indemnify and hold harmless the Company and its officers, directors, and stockholders from and against any breaches of representations, warranties and covenants of the Asset Purchase Agreement or other liabilities of the Business arising after the Closing, provided that the liability of Philipp shall be limited to $130,000.

As mentioned above, the Company contributed $130,000 to UpSnap Services at Closing (as defined) solely toward the payment and discharge of the Assumed Liabilities.  The $130,000 contribution was not used to pay any of Philipp’s advances to the Company or his accrued salary.  Duratech funded this $130,000 capital contribution by wire transfer of $130,000 to the Company on the Closing Date. The Asset Purchase Agreement was approved by a majority of the Board of Directors, with Philipp abstaining, in accordance with Nevada Revised Statutes 78.140.

Philipp’s advances to the Company consisted primarily of accrued salary in the amount of $61,333 for the ten months ended July 31, 2008, which was due to him at the Closing of the transaction.  The Company’s obligation to pay accrued salary to Philipp was assumed by UpSnap Services at the Closing together with the other Assumed Liabilities, pursuant to the Asset Purchase Agreement.  The Company has no further obligation to Philipp for it.

The UpSnap Board of Directors has three members.  At Closing, Philipp and Paul Schmidt resigned from their positions as President and Chief Executive Officer and of Chief Financial Officer, respectively, of the Company, and Peter Van Hierden was appointed as Chief Executive Officer and Richard von Gnechten as Chief Financial Officer.   At Closing, Mark McDowell resigned from his position as a director of the Company and Peter Van Hierden was appointed to fill the vacancy created thereby.  Philipp resigned as a director of the Company effective following the expiration of the required ten (10) day transmittal notification to the stockholders under Regulation 14f-1 of the Securities Exchange Act, which notice was effected by the mailing of an Information Statement to shareholders.  At the effective time of Philipp’s resignation, Robert Lundgren was appointed as director of the Company.  Mr. von Gnechten, who was already a member of the Board of Directors of the Company, remained on the Board following the closing.

In addition, pursuant to the terms and conditions of the Share Exchange Agreement:

•	On the Closing Date, the Company paid and satisfied all of its “liabilities,” as such term is defined by U.S. GAAP as of the closing.
•	As of the day after the Closing, the parties consummated the transactions contemplated by the Asset Purchase Agreement.

As of the date of the Share Exchange Agreement there were no material relationships between the Company or any of its affiliates and the Duratech Subsidiaries, or Duratech, other than in respect of the Share Exchange, except that Richard von Gnecthen is employed by Global Kingdom Finance Co., an affiliate of Duratech and he is also a member of the Board of Directors of the Company.

The Company had sufficient authorized shares to consummate the Share Exchange.  The increase in capitalization proposed by this Information Statement is not related to the issuance of stock under the Share Exchange.

The Preferred Stock Agreement

On January 8, 2009, the Company and certain individuals (the “Sellers”) entered into the Preferred Stock Agreement, pursuant to which the Company agreed to issue 338,938,010 shares of Common Stock, when the same are authorized, and to issue 127,568,470 options on Common Stock of the Company, when the same are authorized in exchange for not less than 3,198,362 shares of Preferred Stock of Duratech, and up to 1,203,790 options on Preferred Stock of Duratech.  The exchange ratio under the Preferred Stock Agreement for the exchange of both the Common Stock of the Company for the Preferred Stock of Duratech, and for the options on Common Stock of the Company for options on the Preferred Stock of Duratech is equal to 105.97 to one.

The Preferred Stock of Duratech has a designation which entitles it to one vote per share, has a $1.00 liquidation preference and is not entitled to any dividend or conversion privilege.  There is one remaining security of Duratech, other than the common stock of Duratech, which will be issued and outstanding after the exchange.  This is the 158,096 shares of Preferred Non-Voting Stock, which has a $1.00 liquidation preference, is not entitled to any dividend or conversion privilege, and is to be liquidated in three years.

The Company will issue, when the UpSnap Securities are authorized, the UpSnap Securities in reliance on an exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S, inasmuch as the Sellers (with one exception) are all non-U.S. persons.  The Company will issue, when the UpSnap Securities are authorized, the UpSnap Securities to the one U.S. person in reliance on an exemption from registration provided by Section 4(2) and Section 4(6) of the Securities Act of 1933, as amended. Such an issuance is a transaction not involving a public offering of securities. In addition, the individual is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended.

The closing contemplated by the Preferred Stock Agreement shall be held as promptly as practicable after the Articles of Incorporation of the Company are amended to authorize at least 466,506,480 shares of Common Stock, $.001 par value, to be issued pursuant to the Preferred Stock Agreement.  The Authorized Common Stock Proposal, which proposes an increase in authorized Common Stock to 1,000,000,000 shares, would satisfy this condition of the Preferred Stock Agreement when it is effected.

Consummation of the Preferred Stock Agreement will not result in a change in control of the Company, inasmuch as the Sellers currently own 68.3% of the issued and outstanding shares of Common Stock.  After the closing under the Preferred Stock Agreement, the Sellers will own 95% of the issued and outstanding shares of Common Stock of the Company.  Insofar as the transactions contemplated by the Preferred Stock Agreement involve an interested director transaction within the meaning of Nevada Revised Statutes 78.140, management determined that the transaction was fair to the Company at the time it was authorized and approved by its Board of Directors.  Its determination was based on the fact that the Company would benefit by increasing its ownership of the equity capitalization of Duratech from 65% to 98.76% as a result of the exchange of the Duratech Securities for the UpSnap Securities.

The foregoing description of the Share Exchange Agreement, the Asset Purchase Agreement and the Preferred Stock Agreement do not purport to be complete and is qualified in its entirety by reference to the complete text of these Agreements, which are attached hereto as Appendices A, B and C, respectively.

THE REASONS FOR THE NAME CHANGE AND INCREASE IN CAPITALIZATION

Name Change Proposal

The Company consummated a Share Exchange with Duratech pursuant to which it acquired the share capital of Duratech in exchange for the issuance of 50,349,342 shares of common stock and options to purchase 18,950,334 shares of the Company’s Common Stock to the Duratech Shareholders.  Accordingly, the Company desires to change its name to one that reflects its new business as a holding company for Duratech, which is engaged in the homebuilding industry, and possibly other companies that may be acquired in the future by the Company.

Authorized Common Stock Proposal

The reasons for the Authorized Common Stock Proposal include the following considerations.  The Company has only 97,500,000 shares of authorized Common Stock, which leaves it with no authorized but unissued shares of Common Stock.  The Company desires to authorize sufficient shares for future capital raising activities, acquisitions and general corporate finance purposes, although it has no plans in this regard.  The Board of Directors of the Company, in the exercise of its business judgment, believes that 1,000,000,000 shares is the appropriate number of shares of authorized common stock to have.

In addition, the Company has entered into a Preferred Stock Agreement with the Duratech Shareholders that would require the Company to authorize for issuance 338,938,010 shares of Common Stock, and to issue 127,568,470 options on Common Stock of the Company, in exchange for not less than 3,198,362 shares of Preferred Stock of Duratech, and up to 1,203,790 options on Preferred Stock of Duratech.  It is a condition to the authorization and issuance of these shares and options that the Company authorize an additional 466,506,480 shares of Common Stock pursuant to this Information Statement.

Blank Check Preferred Proposal

The reasons for the Blank Check Preferred Proposal include the following considerations.  The Company’s Articles of Incorporation do not currently authorize a class of preferred stock.  However, we believe that for us to successfully execute our business strategy we will need to raise investment capital and it may be preferable or necessary to issue preferred stock to investors.  Preferred stock usually grants the holders certain preferential rights in voting, dividends, liquidation and/or other rights in preference over our Common Stock.  Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for the Company, or as may be required by the capital markets, our approved Certificate of Amendment will create 10,000,000 authorized shares of “blank check” preferred stock.

Since we do not know what the terms of any future series of preferred stock would be, the Certificate of Amendment authorizes the issuance of “blank check” preferred stock.  The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders, and the terms, rights and features of which are determined by the board of directors upon issuance.  The authorization of such blank check preferred stock would permit the Board to authorize and issue preferred stock from time to time in one or more series.  The Certificate of Amendment will provide us with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to our Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose.

POTENTIAL EFFECTS OF THE INCREASE IN CAPITALIZATION

There are certain advantages and disadvantages of voting for an increase in our authorized Common Stock. The advantages include:

•	We need to increase our authorized shares to make certain we have sufficient shares for the Preferred Stock Exchange described above.

•	To have an ability to raise capital by issuing capital stock in future financing transactions.

•	To have shares of Common Stock available to pursue business expansion opportunities, if any.

•	To have shares of Common Stock available for employee compensation plans.

The disadvantages include:

•
The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board of Directors’ desires.

•
Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing shareholders.

EFFECTIVENESS OF THE PROPOSA LS

The Proposals will become effective after the filing with the Secretary of State of the State of Nevada of the Certificate of Amendment to Articles of Incorporation (attached hereto as Appendix D). It is expected that such filing will take place on or about the date that is 20 calendar days after the mailing of this Information Statement.

APPROVAL OF THE PROPOSALS AND PROPOSED AMENDMENT

Under the Nevada Revised Statutes, the Proposals and the Proposed Amendment relating thereto must be approved in writing by the holders of at least a majority of the voting stock of the Company.  Mr. Peter Van Hierden, among others, executed a written consent approving the Proposals and the Proposed Amendment, and he owns 51,927,331 shares, representing 69.0% of the 75,224,676 issued and outstanding shares of voting stock as of January 31, 2009.

The Proposed Amendment, therefore, has been approved by the stockholders of the Company, and the Proposals will become effective after the filing with the Secretary of State of the State of Nevada of the Certificate of Amendment to the Articles of Incorporation, which is attached hereto as Appendix D.  It is expected that such filing will take place on or about the date that is 20 calendar days after the mailing of this Information Statement.

Because the Proposed Amendment already has been approved, you are not required to take any action at this time; however, at your option, you may submit a written consent to the Proposed Amendment. This information statement is your notice that the Proposals have been approved; you will receive no further notice when the change becomes effective.

IMPLEMENTATION OF THE INCREASE OF CAPITALIZAT ION

In order to implement the Authorized Common Stock Proposal and the Blank Check Preferred Proposal, the Certificate of Amendment provides that Article IV of the Articles of Incorporation shall be amended by substituting in lieu of the first sentence thereof the following:

The Corporation shall have authority to issue One Billion Ten Million(1,010,000,000) shares of capital stock of which One Billion (1,000,000,000) shares shall be designated “Common Stock,” par value of $0.001 per share, and Ten Million (10,000,000) shares shall be designated “Preferred Stock,” par value of $0.001 per share.

Common Stock.  The Common Stock shall have full voting rights of one vote per share and shall be non-assessable, not being subject to assessment to pay the debts of the Corporation.

Preferred Stock. The Board of Directors of the Corporation shall have authority to prescribe and issue the Preferred Stock in one or more series and to prescribe the number of shares constituting and the designation of each such series of Preferred Stock and the rights, voting powers, designations, preferences, privileges, limitations, dividend rights, dividend rates, conversion rights, terms of redemption (including sinking fund provisions), redemption prices, and liquidation preferences; provided, however, that, if more than one series of Preferred Stock is issued, the Board of Directors shall, by resolution, prescribe a distinguishing designation for each such series; and provided, further, that the rights prescribed by the Board of Directors with respect to voting powers, designations, preferences, limitations, restrictions, relative rights, and distinguishing designations must be described in a resolution of the Board of Directors prior to the issuance of such shares and a certificate describing such rights must be filed in accordance with Nevada law.

Subject to the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to determine the number of series into which shares of preferred stock may be divided, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the preferred stock or any series thereof or any holders thereof, to determine and alter the designations, powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of preferred stock or the holders thereof, to fix the number of shares of that series and to increase or decrease, within the limits stated in any resolution of the board of directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series.

Other than the issuance of Common Stock pursuant to the Preferred Stock Agreement, there are currently no plans, arrangements, commitments or understandings for the issuance of any shares of Common Stock or Preferred Stock which are proposed to be authorized.

NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLD ERS

There WILL NOT be a meeting of shareholders and none is required under applicable Nevada law when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about May 26, 2009, to the holders of Common Stock as of the Record Date on January 31, 2009.

DISSENTERS' RIGH TS

Under Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THERE OF

Security Ownership of Certain Beneficial Owners and Management

On January 31, 2009, the record date, there were 75,224,676 shares of common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders.

Officers, Directors and Beneficial Owners as of January 31, 2009

The table on the following page sets forth as of January 31, 2009, the number of shares of the Company’s Common Stock owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company’s voting stock, and by the directors and officers of the Company. As of January 31, 2009, there are issued and outstanding 75,224,676 shares of the Company’s Common Stock.

Title of Class	Name and Address	Number of Shares Owned(1)		Percent of Voting Power(2)

Principal Stockholders

Common	Janet Van Hierden 2920 9th Avenue North Lethbridge, Alberta, Canada T1H 5E4	51,927,331	(3)	69.0%

Common	Tony Philipp P.O. Box 2399 Davidson, North Carolina 28036	4,910,000	(4)	6.5%

Directors and Executive Officers

Common	Peter Van Hierden 2920 9th Avenue North Lethbridge, Alberta, Canada T1H 5E4	51,927,331	(3)	69.0%
Common	Richard von Gnechten 2920 9th Avenue North Lethbridge, Alberta, Canada T1H 5E4	1,365,265	(5)	1.8%

Common	All Officers and Directors as a Group (2 persons)	53,292,596		70.8%

(1)   Except as otherwise indicated, the shares are owned of record and beneficially by the persons named in the table.
(2)	Based on 75,224,676 issued and outstanding shares of common stock on January 31, 2009. There were also 23,780,334 options to purchase shares of common stock or warrants awarded as of January 31, 2009.
(3)
Janet Van Hierden and Peter Van Hierden are husband and wife, and beneficially own the 6,387,729 and 41,255,710 shares, respectively, of Common Stock owned by each and 2,765,292 options to purchase Common Stock owned by Peter Van Hierden. In addition, Mr. and Mrs. Van Hierden beneficially own 580,703 shares of Common Stock owned by their son Jason Van Hierden and the 116,141 shares of Common Stock owned by their son Brendon Van Hierden.  They also beneficially own the 547,837 options to purchase shares of Common Stock owned by their daughter Amanda Van Hierden and the 273,919 options to purchase shares of Common Stock owned by their daughter Carlarene Van Hierden.

(4)	Mr. Philipp’s shareholdings are comprised of 1,000,000 fully-vested options and 3,910,000 shares. Mr. Philipp is the former CEO of the Company, who resigned on September 17, 2008.
(5)   Mr. von Gnechten owns 1,054 shares of Common Stock and 1,364,211 options to purchase Common Stock.

FEDERAL TAX CONSEQUENCES OF THE PROPO SALS

There are no tax consequences to the Name Change Proposal, the Authorized Common Stock Proposal or the Blank Check Preferred Proposal.

STATEMENT THAT PROXIES ARE NOT SOLICI TED

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

INTEREST OF CERTAIN PERSONS

Set forth below is the substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by majority shareholder action as described in this Information Statement on Schedule 14C:

Title of Class	Name and Address	Number of Shares Owned(1)		Percent of Voting Power(2)

Principal Stockholders
Common	Janet Van Hierden 2920 9th Avenue North Lethbridge, Alberta, Canada T1H 5E4	51,927,331	(3)	69.0%

Directors and Executive Officers
Common	Peter Van Hierden 2920 9th Avenue North Lethbridge, Alberta, Canada T1H 5E4	51,927,331	(3)	69.0%
Common	Tony Philipp P.O. Box 2399 Davidson, North Carolina 28036	4,910,000	(4)	6.5%
Common	Richard von Gnechten 2920 9th Avenue North Lethbridge, Alberta, Canada T1H 5E4	1,365,265	(5)	1.8%
Common	Robert Lundgren 2920 9th Avenue North Lethbridge, Alberta, Canada T1H 5E4	1,101,956	(6)	1.5%
Common	Mark McDowell P.O. Box 2399 Davidson, North Carolina 28036	700,000	(7)	0.9%
Common	Paul Schmidt P.O. Box 2399 Davidson, North Carolina 28036	480,020	(8)	0.6%

Common	All Officers and Directors as a Group (6 persons)	60,484,572		80.4%

(1)         Except as otherwise indicated, the shares are owned of record and beneficially by the persons named in the table.
(2)	Based on 75,224,676 issued and outstanding shares of common stock on January 31, 2009. There were also 23,780,334 options to purchase shares of common stock or warrants awarded as of January 31, 2009.
(3)
Janet Van Hierden and Peter Van Hierden are husband and wife, and beneficially own the 6,387,729 and 41,255,710 shares, respectively, of Common Stock owned by each and 2,765,292 options to purchase Common Stock owned by Peter Van Hierden. In addition, Mr. and Mrs. Van Hierden beneficially own 580,703 shares of Common Stock owned by their son Jason Van Hierden and the 116,141 shares of Common Stock owned by their son Brendon Van Hierden.  They also beneficially own the 547,837 options to purchase shares of Common Stock owned by their daughter Amanda Van Hierden and the 273,919 options to purchase shares of Common Stock owned by their daughter Carlarene Van Hierden.

(4)         Mr. Philipp’s shareholdings are comprised of 1,000,000 fully-vested options and 3,910,000 shares.
(5)         Mr. von Gnechten owns 1,054 shares of Common Stock and 1,364,211 options to purchase Common Stock.
(6)         Mr. Lundgren’s holdings reflect options to purchase Common Stock.
(7)	Mr. McDowell’s shareholdings reflect options that he either owns directly or indirectly through his corporate interests in Acta Wireless Capital, LLC.
(8)         Mr. Schmidts’ holdings reflect options to purchase Common Stock.

OTHER AND GENERAL INFORMATION

Our Annual Report on Form 10-K, for the year ended January 31, 2009, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended October 31, 2008, are attached hereto and are available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by UPSN can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  A copy of any public filing is also available, at no charge, from the Company.

DOCUMENTS INCORPORATED BY REFERENCE

None.

ADDITIONAL DISCLOSURE WITH RESPECT TO THE PROPO SALS

SUMMARY TERM SHEET

The following Summary Term Sheet summarizes the salient features of the Share Exchange Agreement, the Asset Purchase Agreement, and the Preferred Stock Agreement, which are all agreements or transactions that are described elsewhere in this Information Statement in more detail.

THE COMPANIES

Prior to the reverse merger, the Company was engaged in mobile information search services. The Company’s principal executive offices are located 2920 9th Avenue N, Lethbridge, Alberta, Canada TIH 5E4.  Its telephone number is 403-320-1778.

Duratech is engaged in building manufactured and stick-built homes and modular oil camps in Alberta and Saskatchewan, Canada.  Its principal executive offices are located 2920 9th Avenue N, Lethbridge, Alberta, Canada TIH 5E4.  Its telephone number is 403-320-1778.

EFFECT OF THE AGREEMENTS AND TRANSACTIONS ON THE COMPANY

Company shares outstanding after the share exchange and preferred stock exchange:	414,162,686 shares of Common Stock and 151,348,804 options and warrants to purchase Common Stock
Share Ownership of Peter Van Hierden, President and CEO, after the Share Exchange and Preferred Stock Exchange:	318,977,879 direct ownership of common shares (representing 77.0% of the issued and outstanding shares of Common Stock).
Required Vote for the Share Exchange:	The approval of the shareholders is not required to consummate the share exchange transaction.
Required Vote for the Preferred Stock Exchange:
The approval of the shareholders is not required to authorize the preferred stock exchange transaction. However, the number of shares of authorized Common Stock must be increased by majority shareholder consent.

Corporate Structure:
The Duratech Shareholders owned 68.3% of the outstanding Common Stock of the Company after the closing of the Share Exchange.  The Duratech Shareholders will own 95% of the outstanding Common Stock of the Company after the closing of the Preferred Stock Exchange.  The Company will own 98% of the equity capitalization of Duratech after the closing of the Preferred Stock Exchange.

Market for Common Stock:	The Common Stock is traded on the OTC Bulletin Board, although there has been infrequent trading in recent months.
Continued Trading on the OTCBB:	Trading will continue on the OTCBB provided the Company complies with all of the OTCBB’s rules.

THE SHARE EXCHANGE AGREEMENT

Terms of the Share Exchange:
Pursuant to the Share Exchange Agreement, dated as of August 29, 2008, the Duratech Shareholders agreed at closing to exchange their majority interest in the share capital of Duratech for 50,349,342 shares of Common Stock and 18,950,334 options to purchase shares of Common Stock of the Company. Duratech is the 50% owner of two joint venture companies, P&R Gateway Developments Inc. and 1371009 Alberta Ltd.  As a result of the Share Exchange Agreement, Duratech became a majority owned subsidiary of the Company.

Approval by Directors:
On August 28, 2008, the Directors of the Company approved the Share Exchange Agreement by Unanimous Written Consent. On January 8, 2009, the Directors of the Company approved the Preferred Stock Exchange Agreement by Unanimous Written Consent.

Reasons for the Share Exchange:
The Share Exchange, also known as a reverse merger, will enable the businesses of Duratech to indirectly trade on a public securities market through ownership by the Company. This may enable Duratech to access the capital markets in order to fund its growth. However, there can be no assurances that the Company will have continued access to such capital markets.

Reasons for the Preferred Stock Exchange:	The Preferred Stock Exchange will enable the Duratech Shareholders to increase their ownership of the Company while at the same time it will enable the Company to increase its ownership of Duratech.
No Fairness Opinion:
Neither the Company nor Duratech has obtained any report, opinion or appraisal from any outside party relating directly or indirectly to the Share Exchange or the Preferred Stock Exchange. The Board of Directors of the Company did not believe that a fairness opinion was necessary for the Share Exchange because a viable operating business was being reverse merged into a shell company.  The Board of Directors determined that the Preferred Stock Exchange was fair to the Company, although they did not rely on a fairness opinion.  The factors that they considered included the fact that the transaction afforded an increased ownership stake in Duratech, the potential inherent in Duratech’s business plan and prospects, and the future prospects of the housing market and market for modular camp facilities in Alberta and Saskatchewan.

Tax Consequences:
The Company’s management believes that the Share Exchange will constitute a tax free reorganization within the meaning of Internal Revenue Code Sections 368(a)(1)(B) and 351. However, none of the parties is seeking tax counsel or legal or accounting opinions on whether the Share Exchange qualifies for tax free treatment and tax free treatment of the share exchange is not a condition precedent to the obligations of the parties to the Agreement.  There can be no assurance that Duratech’s shareholders who receive Common Stock in exchange for their share capital of Duratech will receive tax free treatment.  Similarly, there can be no assurance that the Company will receive tax free treatment in the exchange. None of the parties is seeking tax counsel or legal or accounting opinions on whether the Preferred Stock Exchange qualifies for tax free treatment and such treatment is not a condition precedent to the obligations of the parties to the Agreement.  There can be no assurance that Duratech’s shareholders who receive Common Stock in exchange for their preferred stock in Duratech will receive tax free treatment. Similarly, there can be no assurance that the Company will receive tax free treatment in the exchange.

Dissenter’s Rights:
Section 92A.380 of the Nevada Revised Statutes provides for dissenter’s rights for certain shareholders to obtain cash for their shares in a merger or consolidation who perfect those rights.  Dissenter’s rights are not applicable under Nevada law to our Share Exchange or Preferred Stock Exchange transactions.

THE ASSET PURCHASE AGREEMENT

The Parties:	UpSnap, Inc., a Nevada corporation, UpSnap Services, LLC, a North Carolina limited liability company, and Tony Philipp.
Description of Transaction:
All assets and liabilities of UpSnap, Inc. will be transferred to UpSnap Services, LLC.  Upsnap Services and Tony Philipp agreed to indemnify Upsnap, Inc. from and against certain liabilities that may arise in connection with the transaction, subject to a cap on Philipp’s indemnification obligations equal to $130,000.

Timing of Purchase:	All liabilities were transferred on September 18, 2008.
Compliance with Asset Sale Law:	Transaction structured to comply with Section 78.565 of the Nevada Revised Statutes.
Consideration:	Assumption of liabilities of UpSnap, Inc. by UpSnap Services, LLC and the indirect payment by Duratech of $130,000 to UpSnap, Inc. in order to help settle its outstanding debts.
Effect of Transaction:	At the closing, UpSnap, Inc. transferred all of its assets and liabilities to UpSnap Services, LLC.

MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Background of the Share Exchange and Preferred Stock Exchange Transactions

The parties to the Share Exchange transaction originally planned for the Duratech Shareholders to acquire between 90% and 95% of the outstanding Common Stock of the Company in exchange for the transfer of their equity interest in Duratech to the Company.  During the negotiation of the Share Exchange Agreement it became apparent that because of the limited number of shares of authorized Common Stock of the Company, which had only 97,500,000 shares of Common Stock authorized, that the Duratech Shareholders would only be able to acquire approximately 71% of the outstanding Common Stock of the Company in the Share Exchange.  In order to induce the Duratech Shareholders to participate in the Share Exchange, Duratech, at the Closing of the Share Exchange, issued them 3,198,362 shares of a new series of voting preferred stock and 1,203,790 options on preferred stock and such shares and options are to be exchanged pursuant to the Preferred Stock Agreement for additional shares of Common Stock of the Company and options on Common Stock that would bring them to a 95% ownership level.  Of course, this increased ownership is subject to an increase in the Company’s authorized Common Stock, which the Authorized Common Stock Proposal described in this Information Statement proposes to accomplish.  Accordingly, there can be no assurances that the so-called “second stage” share and option exchange will be consummated until such time as sufficient additional shares of Common Stock are authorized.

The Asset Purchase Agreement

Pursuant to the Asset Purchase Agreement, the Company and UpSnap Services agreed to transfer to UpSnap Services all of its assets and liabilities the day after the closing of the Share Exchange Agreement.  By transferring its assets after the closing of the Share Exchange Agreement, when the assets of Duratech were indirectly owned by the Company, the parties sought to structure an asset sale transaction that complied with Nevada Revised Statutes 78.565 and thereby avoid the necessity of a shareholder vote.  Under Nevada Revised Statutes 78.565, the authorization of an asset sale of all of a Nevada corporation’s assets not in the ordinary course of business can include a shareholder vote requirement under certain circumstances.

The Effect of the Share Exchange and Preferred Stock Exchange Agreements

As a result of the Share Exchange Agreement, the Duratech Shareholders acquired 68.3% of the outstanding Common Stock of the Company and the Company acquired majority control of Duratech. As a result of the Preferred Stock Agreement, the Duratech Shareholders will own 95% of the outstanding Common Stock of the Company and the Company will acquire 98% of the equity capitalization of Duratech.  The Board of Directors of the Company determined that the terms of the Preferred Stock Agreement were fair to the Company when it was authorized.

Federal Income Tax Treatment

The Company’s management believes that the Share Exchange will constitute a tax free exchange within the meaning of Internal Revenue Code Sections 368(a)(1)(B) and 351. However, none of the parties is seeking tax counsel or legal or accounting opinions on whether the Share Exchange qualifies for tax free treatment and tax free treatment of the Share Exchange is not a condition precedent to the obligations of the parties to the Agreement. There can be no assurance that the Company’s shareholders who receive Common Stock options in exchange for their share capital of Duratech will receive tax free treatment.

The Company’s management believes that the Preferred Stock Exchange will constitute a tax free exchange within the meaning of Internal Revenue Code Sections 368(a)(1)(B) and 351. However, none of the parties is seeking tax counsel or legal or accounting opinions on whether the Preferred Stock Exchange qualifies for tax free treatment and tax free treatment of the Preferred Stock Exchange is not a condition precedent to the obligations of the parties to the Agreement. There can be no assurance that the Duratech Shareholders who receive Common Stock options in exchange for their Preferred Stock of Duratech will receive tax free treatment.

BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO HIM OR HER AND THE PARTICULAR TAX EFFECTS TO SUCH HOLDER OF THE SHARE EXCHANGE, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND OTHER INCOME TAX LAWS.

AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

In connection with the Share Exchange, as of September 17, 2008, the Company issued to the Duratech Shareholders 50,349,342 shares of common stock in a transaction intended to be exempt from registration under the Securities Act pursuant to Regulation S. The Company relied on Regulation S based on the fact that all of the offerees of common stock and options on common stock were non-“U.S. persons” within the meaning of Rule 902 of the Securities Act of 1933, as amended.  In addition, the Duratech Shareholders were issued options to purchase 18,950,334 shares of the Registrant’s Common Stock in substitution for options to purchase 2,235,610 shares of Duratech common stock which they owned prior to the transaction. Pursuant to Regulation S, the consideration for the issuance of the shares of common stock and options was the exchange by the Duratech Shareholders of 100% of the common share capital of Duratech Group Inc. Pursuant to the exchange, P&R Gateway Developments Inc. and 1371009 Alberta Ltd. became 50% owned subsidiaries of the Company.

In connection with the Preferred Stock Exchange, the Company will issue 338,938,010 shares of its Common Stock and 127,568,470 options to purchase Common Stock of the Company to the Duratech Shareholders in exchange for their voting preferred stock of Duratech.  As a result of the exchange transactions, Duratech will become a 98% owned subsidiary of the Company, and the Duratech Shareholders will own 95% of the outstanding Common Stock of the Company.

On January 31, 2009, the Company issued 1,495,010 and 10,000 shares of common stock, respectively, to a supplier and a business broker in connection with the Company’s purchase of truss equipment used in its operations.  The Company relied on Regulation S in issusing the shares based on the fact that all of the offerees were non-“U.S. Persons” within the meaning of Rule 902 of the Securities Act of 1933, as amended.

The options that were granted to the Duratech Shareholders pursuant to the UpSnap, Inc. Amended 2006 Omnibus Stock and Incentive Plan, discussed later in this Information Statement, had the following terms and conditions:

1.	Exercise Price . Various prices ranging from $0.10 to $1.00 prior to conversion.

2.	Option Term . Typically a ten (10) year term.

3.
Time and Method of Exercise . Each option holder has vesting requirements ranging from a four year vesting period, consistent with their continued employment with the company, to fully vested as a result of an issuance as part of a financing agreement.  Each option is entitled to one share of common stock of Duratech.  At the time the option holder exercises its option and pays its exercise fee, it will be issued, at the company’s earliest convenience s, common shares in the company.

Description of Common Stock

The holders of Common Stock are entitled to one vote per share. They are not entitled to cumulative voting rights or preemptive rights. The holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the board of directors out of legally available funds. However, the current policy of the board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of Common Stock are entitled to share ratably in all assets that are legally available for distribution after payment in full of any preferential amounts. The holders of Common Stock have no subscription, redemption or conversion rights. The rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the board of directors and issued in the future.

Registration Rights

The Duratech Shareholders have demand and piggy-back registration rights for all restricted securities that they received in the Share Exchange, at the expense of the Company.

Market Price and Dividends

Duratech Group Inc. is, and has always been, a privately-held company and now is a wholly-owned subsidiary of the Company. There is not, and never has been, a public market for the securities of Duratech Group Inc. The Company’s Common Stock is approved for trading on the OTC Bulletin Board under the symbol UPSN, but there is currently no liquid trading market.

For the foreseeable future, the Company does not intend pay cash dividends to its stockholders. Duratech Group does not intend to pay any cash dividends to its parent preferred stockholders.

The issuance of 389,287,352 shares of Common Stock of the Company and 146,158,804 options to purchase shares of Common Stock of the Company pursuant to the Share Exchange Agreement and the Preferred Stock Agreement may have the following affects on the rights of existing security holders:

Availability for sale of a substantial number of shares of the Company’s Common Stock may cause the price of the Company’s Common Stock to decline.

If the Company’s stockholders sell substantial amounts of Common Stock in the public market, or upon the expiration of any statutory holding period, under Rule 144, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of the Company’s Common Stock could fall.  The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult the Company’s ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that the Company deems reasonable or appropriate.

The Company’s President and CEO, Peter Van Hierden, direcly owns 69.0% of the Company’s outstanding Common Stock, which gives him control over certain major decisions on which the Company’s stockholders may vote, which may discourage an acquisition of the Company. If the Preferred Stock Exchange is consummated, Peter Van Hierden will directly own 77.0% of the Company’s outstanding Common Stock, which will give him absolute control over the decision making of the Company.

As a result of the Preferred Stock Exchange, management of the Company will not beneficially own a significant amount of the Company’s outstanding Common Stock and Peter Van Hierden will have the right and ability to control virtually all corporate actions requiring stockholder approval, irrespective of how the Company’s other stockholders may vote, including the following actions:

•	Electing or defeating the election of directors;
•	Amending or preventing amendment of the Company’s Articles of Incorporation or By-laws;
•	Effecting or preventing a merger, sale of assets or other corporate transaction; and
•	Controlling the outcome of any other matter submitted to the stockholders for vote.

The Company’s stock ownership profile may discourage a potential acquirer from seeking to acquire shares of the Company’s Common Stock or otherwise attempting to obtain control of the Company, which in turn could reduce the Company’s stock price or prevent the Company’s stockholders from realizing a premium over the Company’s stock price.

FINANCIAL AND OTHER INFORMATION

The Company’s SEC Filings are set forth as appendices to this Information Statement.  These include (i) Appendix G - the Annual Report on Form 10-K of the Company for the years ended January 31, 2009 and January 31, 2008, and (ii) Appendix H - the Quarterly Report on Form 10-Q of the Company for the quarter ended October 31, 2008.

The audited consolidated financial statements of UpSnap are set forth in Appendix E.

The combined Unaudited Pro Forma Consolidated Financial Statements of Duratech and UpSnap, Inc. are set forth in Appendix F.

Description of the Business of UpSnap, Inc.

Overview

The following description of the business of UpSnap, Inc. is included for informational purposes only.  UpSnap has sold all its assets and liabilities and exited these businesses pursuant to an Asset Purchase Agreement with UpSnap Services, LLC and Philipp, dated August 29, 2008.

UpSnap USA Inc. was founded in April 2004 as a mobile search engine using text messaging and pay-per-call advertising. A mobile search engine helps consumers find merchants, content and local services from their mobile handset. During 2004, the company developed its intellectual property platform, and was occupied almost solely with research and development.

On November 15, 2005, UpSnap USA completed a reverse acquisition transaction with Manu Forti Group, Inc., or “Manu Forti” a Nevada corporation that had been formed on July 25, 2003. In connection with the reverse acquisition transaction, UpSnap USA, Inc. became a wholly-owned subsidiary and the name was changed from Manu Forti Group Inc. to UpSnap, Inc.

Manu Forti issued 11,730,000 shares of its Common Stock, constituting 55.5% of its then outstanding shares of Common Stock, to the stockholders of UpSnap USA in exchange for all of the issued and outstanding capital stock of UpSnap USA. UpSnap USA thereby became a wholly-owned subsidiary and the former stockholders of UpSnap USA became our controlling stockholders. The shares were issued to the stockholders of UpSnap USA in reliance upon an exemption from registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act for offers and sales of securities that do not involve a public offering.

For accounting purposes, the share exchange transaction was treated as a reverse acquisition with UpSnap USA as the acquirer and UpSnap, Inc. as the acquired party. When we refer in this Information Statement to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of UpSnap USA.

On January 6, 2006, we acquired the assets of XSVoice Inc., a provider of streaming media for mobile phones. The acquisition gave us a rich portfolio of audio content, including premier entertainment and news outlets including more than 100 music and entertainment channels. XSVoice has provided nearly 2 million mobile consumers with access to a variety of audio content.

Our operations consisted solely of the operations of UpSnap USA, which is now our wholly owned subsidiary, as well as that of the business acquired from XSVoice.

On August 9, 2007, we entered into an Agreement and Plan of Merger with Mobile Corporation, Inc., a California corporation or MGI, and UpSnap Acquisition Corp., a California corporation and a newly-formed wholly-owned subsidiary of the Company, or Merger Sub. On January 14, 2008 we amended the Merger Agreement to extend the termination date to February 29, 2008. The Merger Sub was to be merged with and into MGI, with MGI continuing as the surviving corporation and a wholly-owned subsidiary of the Company. MGI is a private corporation engaged in providing content to the mobile phone industry.  The MGI Agreement and Plan of Merger was terminated on March 5, 2008 and the transaction was not consummated.

In fiscal 2006, we derived approximately 97% of our revenues from subscription revenue from one major US mobile operator. In our fourth fiscal quarter July - September 2007, our dependency on this carrier was reduced to approximately 89% of our revenues, as the Company moved towards the more lucrative and higher margin search and advertising related revenues.

Principal Products and Services

UpSnap had two principal products and services:

Mobile Entertainment Services – responsible for 97% of fiscal 2007 revenues; and

Mobile Search Engine and Advertising Platform – responsible for 3% of fiscal 2007 revenues.

UpSnap was a provider of audio and text based content and advertising services that work on all mobile phones, regardless of phone manufacturer or service provider. For the fiscal year ended September 30, 2007, the Company generated approximately 97% of its revenue from audio services delivered to mobile phones.  The remaining 3% of revenues were generated by its development of a mobile advertising platform that produced revenues from pay per call and the placement of audio and banner ads.

Some of these Mobile Entertainment Services included the Sporting News Flash Radio service. By texting FLASH to 27627 or dialing 1-201-765-9743, a consumer could listen to Sports updates from Sporting News. These updates were refreshed every 20 minutes. Before listening to the service the consumer would hear an audio ad, and if the consumer elected to press 7 on their phone, they would automatically be connected to the Advertiser via a phone call (Pay-per-call). Many of these mobile entertainment services were free to the consumer, standard carrier charges may have applied.

UpSnap had several hundred other services like the Sporting News Flash Radio service that could be accessed via various different means, including: www.upsnap.com, text messaging or Short Messaging Service (SMS), phone number, or the mobile internet at wap.upsnap.com.

UpSnap also had patent-pending technology that combined a highly flexible search and command language with a multi-media Voice over Internet Protocol, or VoIP, back-end that connected merchants that were willing to pay for new customers with consumers that benefited from the free service.   Originally, mobile consumers activated wireless application protocol, (WAP) services on their mobile phones to browse websites, or paid as much as $2.50 for 411 information directory services. We solved this problem by using text messaging to connect consumers to paying advertisers, free of charge.

The acquisition of XSVoice enabled us to provide a broadcasting platform that supported the end-to-end requirements of delivering mobile audio content for all devices and all carriers. Through our Streaming Wireless Internet GatewayTM, (SWinG) platform, we could enable virtually any type of live or on-demand audio content, including Internet-based streaming audio, radio, podcasts or other media source, to be delivered to the more than 230 million mobile phone devices in North America.

SWinG Streaming Audio Platform

UpSnap’s SWinG platform enabled mobile access to virtually any type of live and on-demand streaming audio content. The software translated data from almost any type of common audio format, for example MP3 files, to allow it to be streamed to cell-phones capable of supporting audio streaming. If the cell-phone did not have any data services, the platform broadcasted the audio via the voice channel on the cell-phone. The SWinG platform was able to be used on any cell phone in the United States, regardless of handset, data package or software. The SWinG platform was built over the course of 2002-2004 and was fully operational.

UpSnap’s catalog of free and premium streaming audio content delivered compelling content from some of the world’s premier brands including Sporting News Radio, Lincoln Financial’s Bob and Sheri show, Troy Aikman show, Tony Bruno show, Inside Track Show (NASCAR), and Batanga (Hispanic Music). The catalog of content included over 150 content providers providing over 1,000 content channels with a wide selection of content ranging from radio stations, to sports coverage and podcasts. The Company’s signed distribution agreements included Go2, Interop Technologies, and Cablevision.

UpSnap generated subscription revenues from the SWinG platform by providing the technology platform to major companies that already had a relationship with the carriers. In addition, UpSnap generated revenues acting as the principal in the relationship with the carriers, providing content providers from a large number of content partners.

Mobile Search Engine and Advertising Platform

The Mobile Search and Advertising Platform allowed us to insert mobile ads into content we delivered to mobile phones.

The ads could be:

•
Audio ads that were delivered before audio content is streamed to the phone. These ads were interactive. By pressing “7” on the phone the consumer would automatically be connected to an advertiser (Pay-Per-call). Upon terminating this call, the consumer would be placed back in the audio stream to listen to the content again.

•
WAP banner ads on the mobile Internet. Similar to banners ads on the Internet UpSnap delivered mobile banner ads onto the mobile Internet. These ads were interactive, by clicking on an ad the consumer was transferred to the advertisers mobile Internet page (Pay-per-Click)

•	SMS advertising. We could insert text based advertisements into SMS or TXT based services.

The platform allowed us to match the type of advertising to the appropriate content.

Product Distribution

Distribution of the UpSnap suite of services was multi-tiered, but can be summarized as follows:

Carrier or “on deck” promotions where the carrier actually promoted the service from the menu on the carrier handset, billed the consumers on their mobile phone bill, and took its share, and then remited the balance to UpSnap. UpSnap had ‘on deck’ agreements with Sprint/Nextel.

Off Deck Promotions, where the consumer signed up for services through traditional media promotions, Internet advertising, affiliate marketing relationships, or other media channels directly, and payment was made via a short-code or Premium SMS (PSMS) to the consumer's mobile phone bill. UpSnap had billing relationships in place with most major US carriers including, AT&T, Verizon, Sprint/Nextel and Alltel. UpSnap had begun marketing direct to customers with Sporting News radio and Go2.

White-label or third-party branded services, where UpSnap sold its suite of search applications, content and services to third-parties, who then resold its services. Arrangements for these types of deals were largely done on a revenue-share basis, while some were performed on a license basis, or a mix of both. These third-parties included media companies, who had relationships with local media and merchants, but lacked the technology to offer mobile search and entertainment services. The Company’s signees included Cablevision and Interop Technologies.

Competitive Landscape

We faced competition in the arena of mobile search in general, and through other companies providing content delivery and sale of mobile content to cellular subscribers.

The mobile search market was still in its infancy. Market share numbers either by traffic or revenues were not available for the mobile search sector.

In a general sense we faced competition from all of the existing mobile search engines, such as Google and Yahoo! and newcomers to the mobile search markets, such as 4INFO, and Askmenow. Many of these competitors were well financed, and well known to the public. The mobile industry was an attractive market segment,   but accordingly attracted strong competitors, and was liable to change suddenly, introducing more competition. Google and Yahoo! both launched SMS or text based search engines. These allowed consumers to get basic information data for the cost of sending an SMS or text message. These services were given away free. 4INFO was a bay area Venture Capital backed start-up that performed free information services. Askmenow provided free and paid information services.

We also faced competition from mobile content providers such as Mspot, Commercetel and MobiTV. MobiTV was focused on selling video products to the carriers. Mspot was focused on building products for multimedia devices which limited the amount of available audience for their services. CBS Corp. and Clear Channel Communications Inc. cut deals with MSpot Inc. to get some of their biggest sports stations onto mobile phones. The stations would be available to Sprint subscribers with Mspot-compatible phones who paid an additional $5.95 per month for the MSpot sports package. Commercetel was a provider of telecommunication services that facilitated audience interaction with television, radio, print, web and outdoor advertising.

There were several revenue models for mobile entertainment. The first involved receiving fees from the network operators for supplying services. The second involved charging the end-user. We believed that both of these models were problematic. In addition, there was the opportunity to offer content for free and generate revenue from advertising. The Company had a relationship with 10 advertising agencies, where we placed their ads in the content we served on mobile phones. The consumer received free content and services, and in return allowed themselves to be exposed to advertising. The same core business model had driven advertising revenues on the Internet, radio and TV.

Distributors

Several distribution agreements were signed during fiscal year 2007.

These Agreements include:

1.
Go2 Media TM, a company focused on the growing user demand for more localized, personalized mobile content.  The goal was to further integrate UpSnap's audio services into the go2 mobile portal for the benefit of go2's base audience of millions of U.S. mobile consumers.  The initial offering utilized go2's one-touch calling feature to provide mobile users with quick access to audio recordings of current sports stories, scores and news.  The recordings were updated several times a day.

2.	Interop Technologies, a leading provider of advanced wireless technology solutions. The goal was to incorporate UpSnap’s audio services that would reach more than one million customers.

3.
Cablevision, News 12 Networks. The goal was to enable Cablevision customers to receive real time news on demand, traffic and weather for the seven coverage areas surrounding New York City via their cell phones.

Description of the Business of Duratech

Company Overview

Duratech Group Inc. (“Duratech”) was founded as Duratech Contracting on December 18, 2002 as a small homebuilding company constructing about 5 homes a year until Peter Van Hierden (“Van Hierden”) bought out the majority partners and took control of the operations in July, 2007.  Shortly thereafter, Mr. Van Hierden identified a synergistic opportunity to acquire a modular oil camp factory which was also in distress and acquired the company in July, 2007.  Since that time management has been able to turn both these operations around and now seeks to grow the company organically and through additional acquisitions.  Duratech changed its name from Duratech Contracting to Duratech Group Inc. in August, 2008.

Duratech’s principle operations are building manufactured and stick-built homes and modular oil camps in Alberta and Saskatchewan, Canada which have historically experienced very rapid growth primarily because of commodities such as oil, uranium and diverse mining.

On September 17, 2008, Duratech completed a reverse merger transaction with UpSnap, Inc. (“UpSnap”), a Nevada corporation that was formed on July 25, 2003.  In connection with the reverse merger, Duratech became a wholly-owned subsidiary of UpSnap, and the Duratech Shareholders acquired control of UpSnap.  The Registrant expects to change the company’s name from UpSnap Inc. to Duratech Group Inc. as soon as the filings can be completed.

SUMMARY OF OPERATIONS

Duratech manufactures and builds homes and modular sites for its marketplace, principally Alberta and Saskatchewan.  The Company has three principal products that it offers: first, the company builds on-site conventional homes through its Duratech Contracting division; second, the company builds ready-to-move (RTM) homes in factories and brings them on foundations to sell to end users; and, third, the company builds modular camp sites for the oil mining industry through its Duratech Structures division.

Duratech had $6.68 million in revenues for its fiscal year end January 31, 2009 compared to $4.97 million for fiscal year end January 31, 2008. Gross profit was $2,051,000 for the fiscal year end January 31, 2009 compared to $858,000 for the prior fiscal year. Including reorganization, acquisition costs and foreign currency translation gains and losses, the net income for the period end January 31, 2009 was $(935,916) compared to $(104,735) for the prior fiscal year.

STRATEGY FOR GROWTH

Duratech has two principal strategies for growth: 1) build construction for its existing marketplace and 2) expand through strategic acquisitions both in its existing market and the United States.

Build Existing Market:

In its existing marketplace, Duratech supplies the three principal products previously described. Given its competitive advantages in these product areas and the strong growth prospects within Alberta and Saskatchewan, the Company believes that it will be able to grow its three product lines within its existing marketplace.

Expand through Strategic Acquisitions:

In addition to expanding its existing operations in its existing market, Duratech fully expects to leverage its operational success and the experience of its Chairman, CEO and largest shareholder, Peter Van Hierden, to pursue attractive and strategic acquisition targets within its existing market and also in the United States where the real estate market and other business areas offer many potential opportunities, principally businesses with revenues of $750,000 to $10 million and profits of $250,000 to $3 million. Mr. Van Hierden has been an entrepreneur for 30 years and in the past 15 years has successfully helped restore the profitability of six corporations that had losses to generating revenues of $1 million to $30 million. However, Duratech currently has no specific acquisition plans or targets.

COMPANY MARKETS

Duratech’s principle operating markets are Alberta and Saskatchewan, Canada, which have historically experienced very strong growth because of the various commodities that are indigenous to the provinces, including oil, uranium and diverse mining.  Alberta is a business friendly province with the lowest tax load of any province in Canada, including no provincial retail tax. Alberta has massive oil reserves with some estimates as high as 1.3 trillion barrels of oil.  For 2007, Statistics Canada confirmed Alberta’s and Saskatchewan’s continued economic growth as evidenced by the increase in real Gross Domestic Product of 3.1% and 3.0%, respectively, and the Saskatchewan Bureau of Statistics reported that total corporate profits before taxes advanced at an annual rate of 22.4% in the province.  As of October 1, 2008, Statistics Canada also showed an increase in the annual population growth rate of 2.36% and 1.49% for Alberta and Saskatchewan, respectively, and an employment growth rate of 2.8% and 2.2%, respectively.  The global financial crisis began to impact Canada and these provinces in late 2008 and thus growth rates have deteriorated.  The Company does expect long-term growth will return once the global financial recession subsides and future growth is expected to last well into the next decade.

COMPETITION

The homebuilding industry is highly competitive and fragmented. We do not have a significant market presence in any of the geographic areas where we are currently building homes or where we expect to build homes in the future. Most of our competitors have substantially greater financial resources than we do, and they have much larger staffs and marketing organizations. However, we believe we compete effectively in our existing markets as a result of our product design, development expertise, and our reputation as a producer of quality homes. We compete for homebuyers on the basis of price, location, design, quality, service, and reputation. In addition to competition for homebuyers, we also compete with other homebuilders for desirable properties, raw materials and reliable, skilled labor.

The manufactured housing industry is highly competitive at both the manufacturing and retail levels, with competition based upon several factors, including price, product features, reputation for service and quality, depth of field inventory, promotion, merchandising and the terms of retail customer financing. We compete with other producers of manufactured homes, as well as companies offering for sale homes repossessed from wholesalers or consumers. In addition, manufactured homes compete with new and existing site-built homes, as well as apartments, townhouses and condominiums.

We do not view any of our competitors as being dominant in the industry as a whole or the principal markets in which we compete, although a number of our competitors possess substantially greater financial, manufacturing, distribution and marketing resources.

The Company’s principal competitors for job site structures would be: Northern Trailer, Arcticore Structures, Atco and BCT Structures. In the homebuilding and ready-to-move homes area it would be: commercial stick builders, SRI Homes and Triple M Homes.  The Company has not found competition from these larger competitors to be a constraint to future growth given the historical growth that has occurred in the market.

BUSINESS AND COMPETITIVE ADVANTAGE

Duratech’s key business and competitive advantages are: 1) Factory construction advantage; 2) Direct sales advantage; and 3) Ready-to-move (RTM) advantage.

Factory Construction Advantage:

Alberta has unique traffic laws which allow transporting homes to a width of 35 feet on the highway. Building homes in a factory has many significant advantages, including: 1) reduced construction time from 6-8 months to 2-3 weeks; 2) improve efficiency in hours of construction by more than 40%; and 3) reduce labor costs by as much as 50% due to using all company staff versus sub-contractors. Overall cost savings of building in a factory is at least 30% compared to on-site, stick-built homes. Using a factory also helps avoid potential weather issues.

Direct Sales Advantage:

Whereas traditional modular home builders market their product through a sophisticated dealer network, Duratech buys lots, sets the homes on the foundation and then markets their product through the local Multiple Listing Service (MLS) Real Estate.  Duratech increases its profitability by 30% by bypassing the dealer network. The Company has also established joint venture relationships with P&R Gateway Development Inc. and 1371009 Alberta Ltd. that are interested in carrying approximately $2 million of the cost of homes until they sell.

Ready-to-move (RTM) Advantage:

Duratech is also not constrained to its local real estate market, because the homes it builds can be moved to “hot” real estate markets in Alberta and Saskatchewan, as necessary. This is an advantage compared to stick built homes and allows the company to put the house on a lot with basement and garage (taking out the middleman). No marketing department is required as the company relies on realtors to determine demand levels of individual areas.

SALES AND MARKETING

Duratech does not require an extensive in-house marketing department to sell its homes because it has the flexibility of moving its homes to whatever market may be “hot” in Alberta or Saskatchewan at a particular time. The Company uses real estate brokers and realtors to identify opportunities and to sell the homes that are constructed. The Company also engages a marketing consultant based in Calgary that helps with job site structures (camp sites for oil mining industry).

The principle factors that affect sales volumes and prices are the economies of the markets that the Company serves, principally Alberta and Saskatchewan. There are other risk factors that could impact the company’s business operations, including the impact of global geo-political issues and financial markets beyond the company’s control

Duratech had $6.68 million in revenues for its fiscal year end January 31, 2009 compared to $4.97 million for the prior fiscal year.

New Products

Duratech is continually refining its manufacturing process to ensure the most efficient operations possible.  The Company’s management team is experienced in cost management and process improvement and encourages this philosophy among its manufacturing personnel.  The Company is also continually exploring new construction techniques that might allow it to develop new products in the homebuilding industry.  This is done through on-going discussions with subject matter experts in the construction industry, including individuals experimenting with alternative materials and construction techniques which are proprietary in nature.  The company does not currently have any patents on such techniques, but may file for such in the future.

RAW MATERIALS AND SUPPLIERS

Duratech is basically an assembler of components purchased from outside sources. The major components used by Duratech are lumber, plywood, shingles, vinyl and wood siding, steel, aluminum, insulation, home appliances, furnaces, plumbing fixtures, hardware, and floor coverings. The suppliers are many and range in size from large national companies to very small local companies. At the present time, the Company is obtaining sufficient materials to fulfill its needs.

REGULATION

The Company’s principal regulatory bodies are the building code of each respective province in which it does business. Duratech is Canadian Standards Association (CSA) Certified as part of the A277 Program and Part 9 of 2006 Alberta Building Code.  CSA-A277 is the residential code and CSA-Z240 is the manufactured home code.

CSA is a governing body in the RTM, modular and manufactured home industry.  It abides by and inspects to the National Building Code of Canada 1995, as well as all provincial building codes and has a higher standard than both.  It has a strict quality control procedure that inspects the homes at every level of the building process from blueprint to completion stage. Only companies meeting strict criteria can obtain CSA certification as it can overrule jurisdictions’ local codes and is recognized over provincial codes because of its high standards.

Another certification Duratech holds is Part 10 of the National Building Code of Canada, which governs relocatable commercial structures.  It is regulated by a strict quality control manual and program, which Duratech has in place, and is continuously monitored and evaluated to insure compliance is being met. Both of our certifications enable us to offer a quality product to the customer and give the customer greater assurance of a problem-free structure because of the guidelines, codes and regulations we as a builder must meet to keep the certification.

The Alberta Building Code attempts to detail the minimum provisions acceptable to maintain the safety of buildings, with specific regard to public health, fire protection, accessibility and structural sufficiency.  The Building Code sets forth technical provisions for construction, renovation and demolition of structures.  Part 9 is applicable to housing and small buildings and directly impacts the Company’s operations.  It is very prescriptive in nature and is intended to be able to be applied by contractors.

Compliance with the Alberta Building Code is necessary in order for a structure to be deemed fit for occupancy and is a cost of doing business.  The Code is enforceable by the Alberta Municipal Affairs Department, which in addition to producing the Building Code is responsible for the development and dissemination of Code interpretations, variances and bulletins.

Saskatchewan does not have its own provincial building code but rather utilizes the standards of the National Building Code of Canada 1995, as adopted by regulations under the Uniform Building and Accessibility Standards Act.  All site- and factory-built homes and structures in Saskatchewan must comply with these standards.

LEGAL PROCEEDINGS

The Company is not involved in any pending or threatened legal proceedings.

PROPERTY

The Company leases its facilities at the following locations:

The company’s headquarters is located at #1 2920 9th Avenue North, Lethbridge, Alberta, Canada T1H 5E4 and is comprised of 1,100 square feet of office space and 27,000 square feet of plant.

The Company previously had a plant in Cardston, Alberta, Canada located at 855 2nd Avenue E, which was comprised of 38,000 square feet, but decided to consolidate its operations in Lethbridge in early 2009 in an effort to reduce costs in response to the global economic environment.  The Company continues to utilize a Calgary, Alberta, Canada office located at 95 Sandringham Way NW, comprised of 1,000 square feet.

EMPLOYEES

Duratech Group Inc. has a staff of approximately 30 employees, of which 15 are employed on a full-time basis and approximately 15 are on a contract or part-time basis. This number will fluctuate on a month-to-month basis.

Forward-Looking Statements

This Information Statement on Schedule 14C, Amendment No. 1 contains forward-looking statements. To the extent that any statements made in this Report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties are outlined in “Risk Factors” and include, without limitation, the Company’s ability to raise additional capital to finance the Company’s activities; the effectiveness, profitability, and the marketability of its products; legal and regulatory risks associated with the Securities Purchase Agreement; the future trading of the Common Stock of the Company; the ability of the Company to operate as a public company; the Company’s ability to protect its proprietary information; general economic and business conditions; the volatility of the Company’s operating results and financial condition; the Company’s ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in the Company’s filings with the SEC, or otherwise.

Information regarding market and industry statistics contained in this Report is included based on information available to the Company that it believes is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis.

Management’s Discussion and Analysis or Plan of Operations

All references to the “Company,” “we,” “our” and “us” for periods prior to the closing of the Share Exchange refer to the Registrant, and references to the “Company,” “we,” “our” and “us” for periods subsequent to the closing of the Share Exchange refer to the Registrant and its subsidiaries.

The following discussion highlights the principal factors that have affected our financial condition and results of operations as well as our liquidity and capital resources for the periods described. This discussion contains forward-looking statements. Please see “Special cautionary statement concerning forward-looking statements” and “Risk factors” for a discussion of the uncertainties, risks and assumptions associated with these forward-looking statements. The operating results for the periods presented were not significantly affected by inflation.

In August, 2008, the management of the Registrant determined that it was in the best interests of the stockholders of the Registrant to agree to the Share Exchange and acquire Duratech Group Inc., a Canadian company that is engaged in the construction and manufacturing of homes in Alberta and Saskatchewan, Canada. As part of the reverse merger, the Registrant will cease engaging in the mobile information search services business. As a result of the Share Exchange, Duratech Group Inc. will become a majority-owned subsidiary of the Registrant.

The financial results summarized below are based on the UpSnap, Inc. audited balance sheet as of January 31, 2009 and January 31, 2008 and related audited statements of operations and retained earnings and statements of cash flows for the years ended January 31, 2009 and January 31, 2008. These audited financial statements are attached hereto as Appendix E.

Fiscal Year Ended January 31, 2009 Compared to the Fiscal Year Ended January 31, 2008

Operating Revenues. Revenues for the 2009 fiscal year were $6.68 million, compared to revenues for the 2008 fiscal year of $4.97 million. The increase in revenues of $1.71 million is principally attributable to the growth in housing sales of $1 million through its Duratech Structures division and $650,000 through Duratech Contracting division.Sales for Duratech Contracting division increased from $3.12 million for fiscal year 2008 to $3.76 million for fiscal year 2009 due to an increase in new home sales.The Duratech Structures division went from $1.857 million for fiscal year 2008 to $2.921 million in sales for fiscal year 2009 due to the increase in sales of modular structures.

Gross Profit. Gross profit for the 2009 fiscal year was $2,051,640 compared to gross profit for the 2008 fiscal year of $858,572. The increase in gross profit is attributable to an increase in sales of the company as described above.The gross profit for Duratech Contracting division increased from $336,000 to $1,227,000 principally due to increase in new home sales.The gross profit for Duratech Structures division increased from $522,000 to $824,000 reflecting the increase in sales of modular structures.

Selling, General and Administrative Expenses. Selling, general and administrative expenses for the 2009 fiscal year were $991,689, compared to selling, general and administrative expenses for the 2008 fiscal year of $396,670, an increase of about $600,000 principally due to transition costs associated with turning-around and expanding its core business and additional overhead expenses associated with taking the company public.

Payroll Expense. Payroll expense for the 2009 fiscal year were $1,712,613, compared to payroll expense for the 2008 fiscal year expense of $489,321 principally due to an increase in business operations at Duratech Contracting division and Duratech Structures division in anticipation of greater growth that did not materialize because of global economic conditions.The Company subsequently scaled back its operations and overhead to be more in line with expected on-going operations going forward.

Other Expenses. Bad debt expense for the 2009 fiscal year was $62 compared to $3,746 for the same period in the prior year; interest expense for the 2009 fiscal year was $277,653 compared to $48,709 for the 2008 fiscal year due to larger borrowings associated with more houses under construction; and depreciation and amortization expense for 2009 was $124,397 compared to $21,598 for the 2008 fiscal year due to greater property plant and equipment associated with larger operations and purchase of truss equipment which is expected to save the company money in the future.

Net Other Income. Net other income for the 2009 fiscal year was $3,781 compared to $2,600 for the 2008 fiscal year.This income is from interest earned on balances carried by the company.

Net Income. Net loss for the 2009 fiscal year was $(1,050,993) compared to net loss for the 2008 fiscal year of $(98,867). The increase in net loss is principally attributable to the increase in payroll and selling, general and administrative expenses in fiscal year 2009 including turn-around costs and acquisition expenses related to reverse merger. The company does not expect to continue incurring losses going forward as the company has scaled back its operations and overhead in line with current revenue levels and can increase staff as economic conditions improve.The net loss for 2008 was $(72,515) for Duratech Contracting division and $(26,352) for Duratech Structures division principally due to expansion and overhead costs incurred by each entity.The net loss for fiscal year 2009 was $(774,965) for Duratech Contracting division which included overhead expenses for the Company and $(276,028) for Duratech Structures division.

Foreign Currency Gains/Losses. Because the Company operates in Alberta and Saskatchewan, Canada, the company does incur foreign currency gains/losses for US GAAP reporting purposes. The Company incurred a gain on currency conversion of $115,077 for the 2009 fiscal year compared to a loss of $5,868 for the 2008 fiscal year. The prevailing exchange rate used to translate the Canadian dollars to U.S dollars at January 31, 2009 was 0.81248. The average was 0.907744.

Liquidity and Capital Resources

As of January 31, 2009, cash and cash equivalents totaled $0. The net cash used in operations for fiscal year 2009 of $589,559 decreased from 2008 fiscal year of $2,106,132 principally due to an decrease in inventories and receivables associated with new housing production as well as an increase in accounts payable. The net cash used in investing activities of $447,336 was mainly due to additions to property, plant and equipment (including truss equipment which was paid for with common stock) compared to $99,696 for the prior fiscal year. The decrease in financing activities of $1,036,895 for fiscal year 2009 compared to $2,196,550 in fiscal year 2007 was mainly due to the decrease in the proceeds of loans from shareholders of $592,435 which was converted into stock at the time of the reverse merger, an issuance of shares as part of the reverse-merger and less new long-term debt which was $1,454,770 in the prior fiscal year.

The working capital at January 31, 2009 was $(218,588), comprised of accounts receivable, net of $812,355, other receivables of $117,973 and inventory of $1,947,581 less payables of $961,195, customer deposit of $273,289, short term loans of $319,263; current portion of notes payable of $2,136,664 and current portion of shareholder notes payable of $70,308.

The Company is currently experiencing the effects of a worldwide recession and decreased demand for its products. The western provinces of Canada such as Alberta and Saskatchewan, which had seen a shift in Canada’s economic power to those areas because of oil revenues, have been keenly affected because of the sharp decline in oil prices that began in the last quarter of 2008.The slump in oil prices has caused oil companies in the region to curtail investment spending, which has resulted in, among other things, increased unemployment, lower wages, a slowdown in housing construction and a weakening housing market.In addition, construction of modular campsites for oil production facilities has declined as a result of the slower growth in the oil industry.

If economic conditions were to worsen and the Company’s products became unsellable, the Company would not be able to recover the full cost of its inventory.As a result, operations could deteriorate and our liquidity would be further diminished.This risk, however, is principally related to the Company’s Duratech Contracting division which builds stick-built homes and has approximately $1 million in inventory.The Company does not expect that this inventory would be unsellable altogether, but may well have to be sold at a lower profit then in the past.The Company does not expect at this time that it would have to sell such inventory below its cost.The Company’s Duratech Structures division builds modular homes and other structures on a contractual basis and is paid as work is done so there is little risk that the Company’s inventory for these lines of business would be impacted.

Going forward we will rely substantially on revenue from existing contracts, new business development efforts, and friendly investors that have indicated a willingness to support the Company.Actual sales will be recorded upon completion of each project while sales and service revenue will be recorded as earned.To date, the Company has had investors willing to contribute equity or private loans to finance on-going operations.In addition, the Company does have existing relationships with lending institutions to provide financing on inventory and/or completed homes, including joint venture relationships with P&R Gateway Development Inc. and 1371009 Alberta Ltd., which are willing to finance up to $250,000 of the cost of a project.

However, private parties are under no legal obligation to provide us with future capital infusions and the global economic environment could impact banks willingness to continue to lend on real estate.Furthermore, the economic conditions within Canada, particularly as a result of natural resources markets, could impact future interest in housing and modular buildings.Overall, we have funded our cash needs from inception through January 31, 2009 with a series of private loan, debt and equity transactions.

Demand for our products will be dependent upon, among other things, market acceptance of our products, the real estate market in general, and global economic conditions.Inasmuch as a major portion of our activities is the receipt of revenues from the sales of new home services, our business operations may be adversely affected by our competitors and prolonged recessionary periods.The Company does believe that the Alberta and Saskatchewan regions, where its principle operations are located, will continue to be attractive Canadian markets, and that these areas will be less impacted by overall economic conditions, but there is no guarantee this will remain so going forward.

The Company has provided a detailed list of risks and cautionary statements later in this document.

Critical Accounting Policies and Estimates

The discussion and analysis of Duratech’s financial condition presented in this section are based upon the audited consolidated financial statements of Duratech Group Inc., which have been prepared in accordance with the generally accepted accounting principles in the United States. During the preparation of the financial statements Duratech is required to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, Duratech evaluates its estimates and judgments, including those related to sales, returns, pricing concessions, bad debts, inventories, investments, fixed assets, intangible assets, income taxes and other contingencies. Duratech bases its estimates on historical experience and on various other assumptions that it believes are reasonable under current conditions. Actual results may differ from these estimates under different assumptions or conditions.

In response to the SEC’s Release No. 33-8040, “Cautionary Advice Regarding Disclosure About Critical Accounting Policy,” Duratech identified the most critical accounting principles upon which its financial status depends. Duratech determined that those critical accounting principles are related to the use of estimates, inventory valuation, revenue recognition, income tax and impairment of intangibles and other long-lived assets.  Duratech presents these accounting policies in the relevant sections in this management’s discussion and analysis, including the Recently Issued Accounting Pronouncements discussed below.

Cash and Cash Equivalents —For purposes of the Consolidated Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates —The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.Actual results could differ from those estimates.

Presentation and Foreign Currency Translation —These consolidated financial statement have been prepared in accordance with US generally accepted accounting principles (GAAP) and translated into U.S dollars. The prevailing exchange rate used to translate the Canadian dollars to U.S dollars at January 31, 2009 was 0.81248. The average was 0.907744.

Assets and liabilities denominated in respective functional currencies are translated into United States Dollars at the exchange rate as of the balance sheet date.The share capital and retained earnings are translated at exchange rates prevailing at the time of the transactions.Revenues, costs, and expenses denominated in respective functional currencies are translated into United States Dollars at the weighted average exchange rate for the period.The effects of foreign currencies translation adjustments are included as a separate component of accumulated other comprehensive income.

Revenue Recognition — Revenues from long-term construction contracts (over one year) of the Duratech Contracting division are recognized using the percentage-of-completion method. Revenues from short-term contracts of the Duratech Structures division are recognized as the work is performed and related costs are incurred. Contract costs include all direct materials and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repair costs. General and administrative costs are charged to expense as incurred.

As a result of the global economic environment and decrease in natural resource prices, demand for on-site conventional homes (long-term construction contracts) have slowed slightly and prices have decreased up to 10% in some markets. In regards to short-term contracts, the Company has found continued demand for ready-to-move (RTM) homes and a moderation of demand for modular camp sites for the oil mining industry. The Company expects demand for modular camp sites accelerate with any increase in natural resource prices, principally oil and natural gas.

Revenue and all related costs and expenses from house and land sales are recognized at the time that closing has occurred, when title and possession of the property and the risks and rewards of ownership transfer to the buyer, and we do not have a substantial continuing involvement in accordance with SFAS No.66, “Accounting for Sales of Real Estate” (“SFAS 66”). In order to properly match revenues with expenses, we estimate construction and land development costs incurred and to be incurred, but not paid at the time of closing. Estimated costs to complete are determined for each closed home and land sale based upon historical data with respect to similar product types and geographical areas and allocated to closings along with actual costs incurred based on a relative sales value approach. We monitor the accuracy of estimates by comparing actual costs incurred subsequent to closing to the estimate made at the time of closing and make modifications to the estimates based on these comparisons.

Revenue is recognized for long-term construction contract sales on the percentage-of-completion method when the land sale takes place prior to all contracted work being completed. Pursuant to the requirements of SFAS 66, if the seller has some continuing involvement with the property and does not transfer substantially all of the risks and rewards of ownership, profit shall be recognized by a method determined by the nature and extent of the seller’s continuing involvement. In the case of our land sales, this involvement typically consists of final development activities. We recognize revenue and related costs as work progresses using the percentage-of-completion method, which relies on estimates of total expected costs to complete required work. Revenue is recognized in proportion to the percentage of total costs incurred in relation to estimated total costs at the time of sale. Actual revenues and costs to complete construction in the future could differ from our current estimates. If our estimates of development costs remaining to be completed and relative sales values are significantly different from actual amounts, then our revenues, related cumulative profits and costs of sales may be revised in the period that estimates change.

Comprehensive Income (Loss) —The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements.There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Cash and Bank Overdraft —Cash consists of cash, cash equivalents and checks issued in excess of cash on deposit. Cash is put in the Bank account which has a negative balance. For the purpose of the cash flow statement, Bank overdrafts are also classified as cash.

Net Loss per Common Share —Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.Accordingly, this presentation has been adopted for the period presented.There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Income Taxes —Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes.”A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized.Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments —The carrying amounts reported in the consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable — Accounts deemed uncollectible are written off in the year they become uncollectible.For the years ended January 31, 2009 and 2008, no amounts were deemed uncollectible as of January 31, 2009.Outstanding Accounts Receivable as of January 31, 2009 was $812,355. Typical payment terms for short-term contracts are 30% down, 60% upon completion and 10% holdback to be released once the structure is on-site and attached. Typical payment terms for stick-built homes (long-term construction contracts) are four draws from bank upon completion of backfill, lockup, ready-to-paint and at completion and a 10% holdback is held for 45 days to allow for builder liens by lawyer. Accounts receivable are considered current as long as there is reasonable expectation that payments will be made as agreed upon or otherwise negotiated, but in no event longer than 12 months. The Company evaluates collectability based on receiving payments as agreed upon or as otherwise negotiated.

Impairment of Long-Lived Assets — Using the guidance of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

Inventory— Inventory is stated at the lower of accumulated cost or fair value, as determined in accordance with Statement of Financial Accounting Standards No.144, “Accounting for the Impairment or Disposal of Long Lived Assets” (“SFAS 144”). Accumulated cost includes costs associated with land acquisition, land development, and home construction costs, including certain direct and indirect overhead costs related to development and construction. Land acquisition and development costs are allocated to individual lots using actual lot cost determined based on the total expected land acquisition and development costs and the total expected home closings for the project. The specific identification method is used to accumulate home construction costs.

Cost of sales includes the construction cost of the home, the actual lot cost for the home or project, and commissions and closing costs applicable to the home. The construction cost of the home includes amounts paid through the closing date of the home. Any costs incurred but not yet paidare expensed as incurred and are typically very nominal in nature because the construction projects have been completed before recorded as sales. The construction cycles for the long-term construction projects (stick-built homes) are approximately one year and for the short-term construction projects (modular and ready-to-move homes) are approximately two to three months.

For those projects for which construction and development activities have been idled for an extended period of time, longer than three months, an impairment analysis will be performed to determine if an adjustment may be necessary. If the fair market value of a home (based on comparable units in the market) is less than its cost, this would suggest impairment and an appropriate adjustment would be made. Recent market activity has shown that such fair market value estimates are not very sensitive or subjective. These analyses are performed on a regular basis and confirmed before filing documents with the Commission.

Customer Deposits— The cash deposit received from customers when project in progress are shown in the balance sheet as current liabilities and apply against the revenue expected from customers when the project is terminated and the customers are billed. The deposit is without interest.

Recently Issued Accounting Pronouncements

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115.” This statement permits entities to choose to measure many financial instruments and certain other items at value.The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments.Effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. No entity is permitted to apply the Statement retrospectively to fiscal years preceding the effective date unless the entity chooses early adoption. Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In December 2007, the FASB issued SFAS141(revised 2007), Business Combinations (“SFAS141R”). SFAS141R will significantly change the accounting for business combinations in a number of areas including the treatment of contingent consideration, contingencies, acquisition costs, IPR&D and restructuring costs. In addition, under SFAS141R, changes in deferred tax asset valuation allowances and acquired income tax uncertainties in a business combination after the measurement period will impact income tax expense. SFAS141R is effective for fiscal years beginning after December15, 2008.Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In December 2007, the FASB issued SFAS160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No.51 (“SFAS160”). SFAS160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests (NCI) and classified as a component of equity. This new consolidation method will significantly change the account with minority interest holders. SFAS160 is effective for fiscal years beginning after December15, 2008. Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In March 2008, the FASB issued SFAS No.161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment to FASB Statement No.133.” SFAS No.161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a)how and why an entity uses derivative instruments; (b)how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c)how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November15, 2008, with early adoption encouraged. The adoption of this statement, which is expected to occur in the first quarter of 2009, is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.” The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May2008, the FASB issued SFAS No.163, “Accounting for Financial Guarantee Insurance Contracts — An interpretation of FASB Statement No.60.” SFAS No.163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement No.60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS No.163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

Cautionary Factors That May Affect Future Results

This Information Statement and other written reports and oral statements made from time to time by the Company may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. One can identify these forward-looking statements by their use of words such as “expects,” “plans,” “will,” “estimates,” “forecasts,” “projects” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address the Company’s growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from the Company’s forward-looking statements.  These factors include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

The Company does not assume the obligation to update any forward-looking statement. One should carefully evaluate such statements in light of factors described in the Company’s filings with the SEC, especially on Forms 10-K(SB), 10-Q(SB) and 8-K.

Risk Factors

Investing in the Company’s Common Stock involves a high degree of risk. Prospective investors should carefully consider the risks described below, together with all of the other information included or referred to in this Information Statement, before purchasing shares of the Company’s Common Stock. There are numerous and varied risks, known and unknown, that may prevent the Registrant from achieving its goals. The risks described below are not the only ones the Company will face. If any of these risks actually occurs, the Company’s business, financial condition or results of operation may be materially adversely affected. In such case, the trading price of the Company’s Common Stock could decline and investors in the Company’s Common Stock could lose all or part of their investment. The risks and uncertainties described below are not exclusive and are intended to reflect the material risks that are specific to the Company, material risks related to the Company’s industry and material risks related to companies that undertake a public offering or seek to maintain a class of securities that is registered or traded on any exchange or over-the-counter market.

The Company’s future revenues will be derived from the production of ready-to-move homes, modular units and building of site-built homes and acquisition and sale of manufactured homes produced in the United States.  There are numerous risks, known and unknown, that may prevent the Company from achieving its goals including, but not limited to, those described below. Additional unknown risks may also impair the Company’s financial performance and business operations. The Company’s business, financial condition and/or results of operations may be materially adversely affected by the nature and impact of these risks.  In such case, the market value of the Company’s securities could be detrimentally affected, and investors may lose part or all of their investment. Please refer to the information contained under “Description of the Business of Duratech” in this Information Statement for further details pertaining to the Company’s business and financial condition.

Risks Related To Our Company

Our business has posted net operating losses, has limited operating history and will need capital to grow and finance its operations. For the investor, potential adverse effects of this include failure of the company to continue as a going concern. Our auditors have expressed substantial doubt about our ability to continue as a going concern.

From the inception of our operating subsidiary, Duratech Group Inc., until June 30, 2008, the Company has had accumulated net losses of $199,368. Our auditors have raised substantial doubt about our ability to continue as a going concern due to accumulated losses from operations and net deficiency. Mr. Peter Van Hierden acquired the company in July, 2007 and then quickly acquired another struggling company the same month. While Mr. Van Hierden and management have consolidated both entities, made substantial improvements to turn-around operations and put the company on a growth path going forward, there is no guarantee that these operations will be successful and will not continue to incur losses. The Company has limited operating history and is essentially an early-stage operation. The Company will continue to be dependent on having access to working capital that will allow it to finance operations during its growth period. Continued net operating losses together with limited working capital make investing in our company a high-risk proposal. The adverse effects of a limited operating history include reduced management visibility into forward sales, marketing costs, customer acquisition and retention which could lead to missing targets for achievement of profitability.

A slowdown or other adverse developments in the Canadian economy may materially and adversely affect the Company’s customers, demand for the Company’s products and the Company’s business.

All of the Company’s operations are conducted in Canada and all of its revenue is generated from sales in Alberta and Saskatchewan, Canada. Although the Alberta and Saskatchewan economy has grown significantly in recent years, the Company cannot assure investors that such growth will continue. A slowdown in overall economic growth, an economic downturn or recession or other adverse economic developments in Canada could materially reduce the demand for our products and materially and adversely affect the Company’s business.

Our operating results could be affected by geographic concentration and declining housing demand.

As a participant in the homebuilding industry, we are subject to market forces beyond our control. These market forces include employment and employment growth, interest rates, land availability and development costs, apartment vacancy levels, and the health of the general economy. Unfavorable changes in any of the above factors or other issues could have an adverse affect on our sales and earnings.

The loss of any of our executive officers could reduce our ability to execute our business strategy and could have a material adverse effect on our business and results of operations.

We are dependent to a significant extent upon the efforts of our executive officers, particularly Peter Van Hierden, our Chief Executive Officer, and Richard A. von Gnetchen, our Chief Financial Officer. The loss of the services of one or more of our executive officers could impair our ability to execute our business strategy and have a material adverse effect upon our business, financial condition and results of operations. We currently have no key man life insurance for our executive officers.

Peter Van Hierden, Chief Executive Officer and our majority shareholder, can cause us to take certain actions or preclude us from taking actions without the approval of the other shareholders and may have interests that could conflict with other shareholders.

Peter Van Hierden, our Chief Executive Officer, as of January 31, 2009 beneficially owns approximately 69.0% of the voting power of our common stock. As a result, Mr. Van Hierden has the ability to control the outcome of virtually all corporate actions, including the election of all directors, the approval of any merger, the commencement of bankruptcy proceedings and other significant corporate actions. His interest in exercising control over our business may conflict with the interests of other shareholders. This voting power might also discourage someone from acquiring us or from making a significant equity investment in us, even if we need the investment to meet our obligations and to operate our business.

Our success depends on our ability to acquire land suitable for residential homebuilding at reasonable prices.

The homebuilding industry is highly competitive for suitable land. The availability of finished and partially finished developed lots and undeveloped land for purchase that meet our criteria depends on a number of factors outside our control, including land availability in general, competition with other homebuilders and land buyers for desirable property, inflation in land prices, zoning, allowable housing density, and other regulatory requirements. Should suitable lots or land become less available, the number of homes we may be able to build and sell could be reduced, and the cost of land could be increased, perhaps substantially, which could adversely impact our results of operations.

Our long-term ability to build homes depends on our acquiring land suitable for residential building at reasonable prices in locations where we want to build. As competition for suitable land increases, and as available land is developed, the cost of acquiring suitable remaining land could rise, and the availability of suitable land at acceptable prices may decline. Any land shortages or any decrease in the supply of suitable land at reasonable prices could result in increased land costs. We may not be able to pass through to our customers any increased land costs, which could adversely impact our revenues, earnings, and margins.

Our future growth may require additional capital, which may not be available.

Our operations require significant amounts of cash. We may be required to seek additional capital, whether from sales of equity or debt or additional bank borrowings, for the future growth and development of our business. We can give no assurance as to the availability of such additional capital or, if available, whether it would be on terms acceptable to us. If we are not successful in obtaining sufficient capital, it could reduce our sales and may adversely affect our future growth and financial results.

We may not be successful in our effort to identify, complete or integrate acquisitions or to enter new markets through start-up operations, which could disrupt the activities of our current business, adversely affect our results of operations and future growth or cause losses.

A principal component of our business strategy is to continue to grow profitably, including, when appropriate, by acquiring other homebuilders or related businesses that will streamline our operations. We may not be successful in implementing our acquisition strategy, and growth may not continue at historical levels or at all. When acquiring another company, we may have difficulty assimilating the operations of acquired businesses, incur unanticipated liabilities or expenses, and our management’s attention may be diverted from our current business. The acquisition of other companies may also result in our entering markets in which we have limited or no experience. The failure to identify or complete business acquisitions, or successfully integrate the businesses we acquire, could adversely affect our results of operations and future growth. In addition, our acquisitions may not be as profitable as we anticipate or could even produce losses.

Furthermore, we may choose to enter new markets or expand operations in existing markets by starting new operations, rather than by acquiring an existing homebuilding company. If we choose to expand through start-up operations, we will not have the advantage of the experience and brand recognition of an established homebuilding company. As a result, we may incur substantial start-up costs in establishing our operations in new markets, and we may not be successful in taking operations from the start-up phase to profitability. If we are not successful in making start-up operations profitable, we may not be able to recover our investment and may incur losses.

Risks Related to the Housing Industry

The manufactured, modular and ready-to-move housing industry is highly competitive.

The manufactured, modular and ready-to-move housing industry is highly competitive at both the manufacturing and retail levels, with competition based upon several factors, including price, product features, reputation for service and quality, depth of field inventory, promotion, merchandising and the terms of retail customer financing. We compete with other retailers of manufactured homes, as well as companies offering for sale homes repossessed from wholesalers or consumers. In addition, manufactured homes compete with other forms of housing, such as new and existing site-built homes, apartments, condominiums and townhouses. The inability to effectively compete in this environment could result in lower sales, operating results and cash flows.

Availability and cost of financing for our retail customers, particularly in our manufactured housing business, could constrain our sales.

Retail buyers of our products generally secure financing from independent lenders, which, in the case of manufactured housing, could be negatively affected by adverse loan experience. Reduced availability of such financing and higher interest rates could have an adverse effect on the manufactured housing business and our housing sales. If this financing were to become unavailable or were to be restricted, our results of operations would suffer. Availability of financing depends on the lending practices of financial institutions, financial markets, governmental policies, and economic conditions, all of which are largely beyond our control.

Downward changes in general economic, real estate construction, or other business conditions could adversely affect our business or our financial results.

The residential homebuilding industry is sensitive to changes in economic conditions and other factors, such as the level of employment, consumer confidence, consumer income, availability of financing, and interest rate levels. Adverse changes in any of these conditions generally, or in the markets where we operate, could decrease demand and pricing for new homes in these areas or result in customer cancellations of pending contracts, which could adversely affect the number of home deliveries we make or reduce the prices we can charge for homes, either of which could result in a decrease in our revenues and earnings and would adversely affect our financial condition.

Future increases in interest rates, reductions in mortgage availability, or increases in the effective costs of owning a home could prevent potential customers from buying our homes and adversely affect our business and financial results.

Increases in interest rates or decreases in availability of mortgage financing could reduce the market for new homes. Potential homebuyers may be less willing or able to pay the increased monthly costs or to obtain mortgage financing that exposes them to interest rate changes. Lenders may increase the qualifications needed for mortgages or adjust their terms to address any increased credit risk. Even if potential customers do not need financing, changes in interest rates and mortgage availability could make it harder for them to sell their current homes to potential buyers who need financing. These factors could adversely affect the sales or pricing of our homes.

A.           Manufactured, Modular and Ready-To-Move Housing

The cyclical and seasonal nature of the manufactured housing industry causes our revenues and operating results to fluctuate, and we expect this cyclicality and seasonality to continue in the future.

The manufactured housing industry is highly cyclical and seasonal and is influenced by many national and regional economic and demographic factors, including:

•	the availability of consumer financing for homebuyers;

•	the availability of wholesale financing for retailers;

•	seasonality of demand;

•	consumer confidence;

•	interest rates;

•	demographic and employment trends;

•	income levels;

•	housing demand;

•	general economic conditions, including inflation and recessions; and

•	the availability of suitable homesites.

As a result of the foregoing economic, demographic and other factors, our revenues and operating results fluctuate, and we expect them to continue to fluctuate in the future. Moreover, we may experience operating losses during cyclical downturns in the manufactured housing market.

The manufactured, modular and ready-to-move housing industry is highly competitive, and competition may increase the adverse effects of industry conditions.

The manufactured, modular and ready-to-move housing industry is highly competitive. Competition at both the manufacturing and retail levels is based upon several factors, including price, product features, reputation for service and quality, merchandising, terms of retailer promotional programs and the terms of retail customer financing. Numerous companies produce manufactured homes in our markets. In addition, our homes compete with repossessed homes that are offered for sale in our markets. A number of our manufacturing competitors also have their own retail distribution systems and consumer finance and insurance operations. The ability to offer consumer finance and insurance products may provide some competitors with an advantage. In addition, there are many independent manufactured housing retail locations in most areas where we have retail operations. We believe that where wholesale floor plan financing is available, it is relatively easy for new retailers to enter into our markets as competitors. In addition, our products compete with other forms of low to moderate-cost housing, including new and existing site-built homes, apartments, townhouses and condominiums. If we are unable to compete effectively in this environment, our retail sales and wholesale shipments could be reduced. As a result, our growth could be limited.

Changing consumer preferences can affect sales, operating results and cash flows.

Changes in consumer preferences for manufactured, modular and ready-to-move housing occur over time, and consequently the Company responds to changing demand by evaluating the market acceptability of its products. Delays in responding to changing consumer preferences could have an adverse effect on sales, operating results and cash flows.

B.   Site-Built Housing

We may not be able to acquire suitable land at reasonable prices, which could result in cost increases we are unable to recover and reduce our total earned revenues and earnings.

We have experienced an increase in competition for available land and developed homesites in some of our markets as a result of a reduced availability of suitable parcels of land and developed homesites in these markets. Our ability to continue our homebuilding activities over the long-term depends upon our ability to locate and acquire suitable parcels of land or developed homesites to support our homebuilding operations. As competition for land increases, the cost of acquiring it may rise and the availability of suitable parcels at acceptable prices may decline. If we are unable to acquire suitable land or developed homesites at reasonable prices, it could limit our ability to develop new communities or result in increased land costs that we may not be able to pass through to our customers. Consequently, this competition could reduce the number of homes we sell or our profit margins and lead to a decrease in our total earned revenues and earnings.

Shortages of labor or materials and increases in the price of materials can harm our business by delaying construction, increasing costs, or both.

We and the homebuilding industry from time to time have experienced significant difficulties with respect to:

•	shortages of qualified trades people and other labor;

•	shortages of materials; and

•	increases in the cost of certain materials, including lumber, drywall and cement, which are significant components of home construction costs.

These difficulties can cause unexpected short-term increases in construction costs and cause construction delays for us. We will not be able to recover unexpected increases in construction costs by raising our home prices because, typically, the price of each home is established at the time a customer executes a home sale contract. Furthermore, sustained increases in construction costs may, over time, erode our profit margins. We may be able to offset sustained increases in construction costs with increases in the prices of our homes and through operating efficiencies. However, in the future, pricing competition may restrict our ability to pass on any additional costs, and we may not be able to achieve sufficient operating efficiencies to maintain our current profit margins.

Adverse weather conditions may increase costs, cause project delays and reduce consumer demand for housing, all of which would adversely affect the Company’s results of operations and prospects.

As a homebuilder, the Company is subject to numerous risks, many of which are beyond management’s control, including: adverse weather conditions, such as extended periods of rain, snow or cold temperatures and natural disasters, which could damage projects, cause delays in completion of projects, or reduce consumer demand for housing; and shortages in labor or materials, which could delay project completion and cause increases in the prices for labor or materials, thereby affecting the Company’s sales and profitability.

There are some risks of loss for which the Company may be unable to purchase insurance coverage. A sizeable uninsured loss could adversely affect the Company’s business, results of operations and financial condition.

Risks Related to Doing Business in the Canada

Inflation in Canada could negatively affect our profitability and growth.

While the economy in Alberta and Saskatchewan has experienced rapid growth, such growth has been uneven among other provinces and various sectors of the economy and in different geographical areas of the country.  Rapid economic growth can lead to growth in the money supply and rising inflation. If prices for the Company’s products rise at a rate that is insufficient to compensate for the rise in the costs of supplies, it may have an adverse effect on profitability.

The fluctuation of the Canadian dollar may materially and adversely affect investments in the Company.

The value of the Canadian dollar against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in the Canada’s political and economic conditions. As the Company relies principally on revenues earned in Canada, any significant revaluation of Canadian dollar may materially and adversely affect the Company’s cash flows, revenues and financial condition. For example, to the extent that the Company needs to convert U.S. dollars it receives from an offering of its securities into Canadian dollars for the Company’s operations, appreciation of the Canadian dollar against the U.S. dollar could have a material adverse effect on the Company’s business, financial condition and results of operations. Conversely, if the Company decides to convert its Canadian dollars into U.S. dollars for the purpose of making payments for dividends on its common stock or for other business purposes and the U.S. dollar appreciates against the Canadian dollar, the U.S. dollar equivalent of the Canadian dollar that the Company converts would be reduced. In addition, the depreciation of significant U.S. dollar denominated assets could result in a charge to the Company’s income statement and a reduction in the value of these assets.

The effect of changes in international, national and local economic and market conditions as a result of global developments

Beyond the risks of doing business in Canada or the United States, there is also the potential impact of changes in the international, national and local economic and market conditions as a result of global developments, including the effects of global financial crisis, effects of terrorist acts and war on terrorism, US and Canadian presence in Iraq and Afghanistan, potential conflict or crisis in North Korea or Middle East and potential avian flu pandemic or related illnesses, negatively affecting local homebuilding industry and adversely affecting new home installation market.

Risks Relating to the Share Exchange

The Company’s Chief Executive Officer, Peter Van Hierden, beneficially owns 69.0% of the Company’s outstanding common stock, which gives him control over certain major decisions on which the Company’s stockholders may vote, which may discourage an acquisition of the Company.

As a result of the Share Exchange, most of management of the Company do not beneficially own any of the Company’s outstanding common stock at this point in time, and one of the Company’s officers and directors beneficially owns 69.0% of the Company’s outstanding shares. The interests of this director may differ from the interests of other stockholders. As a result, this officer and director will have the right and ability to control virtually all corporate actions requiring stockholder approval, irrespective of how the Company’s other stockholders may vote, including the following actions:

•	Electing or defeating the election of directors;

•	Amending or preventing amendment of the Company’s Certificate of Incorporation or By-laws;

•	Effecting or preventing a merger, sale of assets or other corporate transaction; and

•	Controlling the outcome of any other matter submitted to the stockholders for vote.

The Company’s stock ownership profile may discourage a potential acquirer from seeking to acquire shares of the Company’s common stock or otherwise attempting to obtain control of the Company, which in turn could reduce the Company’s stock price or prevent the Company’s stockholders from realizing a premium over the Company’s stock price.

As a result of the Share Exchange, Duratech has become a wholly-owned subsidiary of a company that is subject to the reporting requirements of U.S. federal securities laws, which can be expensive.

As a result of the Share Exchange, Duratech has become an indirect wholly-owned subsidiary of a company that is a public reporting company and, accordingly, is subject to the information and reporting requirements of the Exchange Act and other federal securities laws, including compliance with the Sarbanes-Oxley Act. The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC (including reporting of the Share Exchange) and furnishing audited reports to stockholders will cause the Company’s expenses to be higher than they would be if Duratech had remained privately-held and did not consummate the Share Exchange.

In addition, it may be time consuming, difficult and costly for the Registrant to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act.  The Registrant may need to hire additional financial reporting, internal controls and other finance personnel in order to develop and implement appropriate internal controls and reporting procedures. If the Registrant is unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, the Registrant may not be able to obtain the independent accountant certifications required by the Sarbanes-Oxley Act.

Public company compliance may make it more difficult to attract and retain officers and directors.

The Sarbanes-Oxley Act and new rules subsequently implemented by the SEC have required changes in corporate governance practices of public companies. As a public entity, the Registrant expects these new rules and regulations to increase compliance costs in 2008 and beyond and to make certain activities more time consuming and costly. As a public entity, the Registrant also expects that these new rules and regulations may make it more difficult and expensive for the Registrant to obtain director and officer liability insurance in the future and it may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for the Registrant to attract and retain qualified persons to serve as directors or as executive officers.

Because Duratech became public by means of a share exchange, the Company may not be able to attract the attention of major brokerage firms.

There may be risks associated with Duratech becoming public through a share exchange. Specifically, securities analysts of major brokerage firms may not provide coverage of the company since there is no incentive to brokerage firms to recommend the purchase of the company’s common stock. No assurance can be given that brokerage firms will, in the future, want to conduct any secondary offerings on behalf of the company.

Risks Relating to the Common Stock

The Company’s stock price may be volatile.

The market price of the Company’s common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond the Company’s control, including the following:

•	Additions or departures of key personnel;

•
Limited “public float” following the Share Exchange, in the hands of a small number of persons whose sales or lack of sales could result in positive or negative pricing pressure on the market price for the common stock;

•	Sales of the common stock;

•	The Company’s ability to execute its business plan;

•	Operating results that fall below expectations;

•	Loss of any strategic relationship;

•	Industry developments;

•	Economic and other external factors; and

•	Period-to-period fluctuations in the Company’s financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of the Company’s common stock.

There is currently no liquid trading market for the Company’s common stock and the Company cannot ensure that one will ever develop or be sustained.

There is currently no liquid trading market for the Company’s common stock. The Company cannot predict how liquid the market for the Company’s common stock might become. The Company’s common stock is currently approved for quotation on the OTC Bulletin Board trading under the symbol UPSN. The Company currently does not satisfy the initial listing standards, and cannot ensure that it will be able to satisfy such listing standards on a higher exchange, or that its common stock will be accepted for listing on any such exchange. Should the Company fail to satisfy the initial listing standards of such exchanges, or its common stock be otherwise rejected for listing and remain on the OTC Bulletin Board or be suspended from the OTC Bulletin Board, the trading price of the Company’s common stock could suffer, the trading market for the Company’s common stock may be less liquid and the Company’s common stock price may be subject to increased volatility.

The Company’s common stock may be deemed a “penny stock”, which would make it more difficult for investors to sell their shares.

The Company’s common stock may be subject to the “penny stock” rules adopted under section 15(g) of the Exchange Act. The penny stock rules apply to companies whose common stock is not listed on the NASDAQ Stock Market or other national securities exchange and trades at less than $5.00 per share or that have tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). These rules require, among other things, that brokers who trade penny stock to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade penny stocks because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. If the Company remains subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for the Company’s securities. If the Company’s securities are subject to the penny stock rules, investors will find it more difficult to dispose of the Company’s securities.

Furthermore, for companies whose securities are quoted on the OTC Bulletin Board, it is more difficult (1) to obtain accurate quotations, (2) to obtain coverage for significant news events because major wire services generally do not publish press releases about such companies, and (3) to obtain needed capital.

Offers or availability for sale of a substantial number of shares of the Company’s common stock may cause the price of the Company’s common stock to decline.

If the Company’s stockholders sell substantial amounts of common stock in the public market, or upon the expiration of any statutory holding period, under Rule 144, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of the Company’s common stock could fall. The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult the Company’s ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that the Company deems reasonable or appropriate. Additional shares of common stock will be freely tradable upon the earlier of: (i) effectiveness of the registration statement the Company is required to file; and (ii) the date on which such shares may be sold without registration pursuant to Rule 144 under the Securities Act.

Provisions of the Company’s Certificate of Incorporation and Nevada law could deter a change of control, which could discourage or delay offers to acquire the Company.

Provisions of the Company’s Articles of Incorporation and Nevada law may make it more difficult for someone to acquire control of the Company or for the Company’s stockholders to remove existing management, and might discourage a third party from offering to acquire the Company, even if a change in control or in management would be beneficial to stockholders.  For example, Article VIII of the Articles of Incorporation provides that there shall be no cumulative voting for any purpose, including the election of directors of the Company.  Inasmuch as the insiders of the Company own common stock and options on common stock representing approximately 70% of the issued and outstanding common stock of the Company, such holders will be able to elect all of its directors at a general or special meeting.  There is no cumulative voting to give a minority shareholder the right to elect a director. This may have an anti-takeover effect.  Similarly Article XI provides for indemnification of directors, officers, employees or agents of the Company to the fullest extent permitted by Nevada law pursuant to NRS 78.502 and NRS 78.751, as well as successor provisions.  Such indemnification could enable the Company’s board of directors to take actions that would discourage a third party takeover attempt with impunity; other than a lawsuit by or in the right of the Company, for which indemnification is not available.

Volatility in the Company’s common stock price may subject the Company to securities litigation.

The market for the Company’s common stock is characterized by significant price volatility when compared to seasoned issuers, and the Company expects that its share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. The Company may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

The elimination of monetary liability against the Company’s directors, officers and employees under the Company’s Articles of Incorporation and Nevada  law, and the existence of indemnification rights to the Company’s directors, officers and employees may result in substantial expenditures by the Company and may discourage lawsuits against the Company’s directors, officers and employees.

Article XI of the Registrant’s Articles of Incorporation provides that the Company shall indemnify all directors, officers, employees, and agents to the fullest extent permitted by Nevada law as provided within NRS 78.7502 and NRS 78.751 or any other law then in effect or as it may hereafter be amended. Further Article XI provides that the Company shall indemnify each present and future director, officer, employee or agent of the Company who becomes a party or is threatened to be made a party to any suit or proceeding, whether pending, completed or merely threatened, and whether said suit or proceeding is civil, criminal, administrative, investigative, or otherwise, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including, but not limited to, attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit, proceeding or settlement, provided such person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The foregoing indemnification obligations could result in the Company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which the Company may be unable to recoup.  These provisions and resultant costs may also discourage the Company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties even though such actions, if successful, might otherwise benefit the Company and its stockholders.  However, legal actions brought “by or in the right of the Company,” so called shareholder derivative actions, are expressly carved out from the indemnification rights of directors, officers, employees or agents of the Company and such director, officer, employee or agent would not be entitled to indemnification in the event of such a lawsuit.

To the extent that the legal expenses of a director, officer, employee or agent are paid for by the Company pursuant to its indemnification obligations, a potential litigant may be deterred from bringing a lawsuit against a director, officer, employee or agent because it may be costly to the litigant but not to the indemnified party.

Directors and Executive Officers

The following table sets forth information regarding the members of our board of directors and our executive officers and other significant employees. All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected annually by the board of directors and serve at the discretion of the board.

To the best of the Company’s knowledge, immediately prior to the Closing under the Share Exchange, Peter Van Hierden and Robert Lundgren were not directors, did not hold any position with the Company, nor had they been involved in any transactions with the Company or any of its directors, executive officers, affiliates or associates which would be required to be disclosed pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, other than the transactions in the Share Exchange Agreement and the Asset Purchase Agreement. Richard von Gnechten, who was appointed Chief Financial Officer at Closing, has served as director of the Company and as a partner of Naviscent Group, LLC with Paul Schmidt, the Chief Financial Officer of the Company prior to Closing. Mr. Van Hierden serves as Chairman of the Board of Directors of Global Kingdom Alliance which has secured Mr. von Gnechten’s services as a financial advisor to its affiliated companies. To the best of the Company’s knowledge, none of such persons has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor has he been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

To the Company’s knowledge, no director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than five percent (5%) of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

The names of the officers and directors of the Company as of the end of its fiscal year on January 31, 2009, as well as certain information about them are set forth below:

Name	Age	Position(s) with the Company

Tony Philipp(1)	45	Former CEO, President and Director
Mark McDowell(2)	42	Former Director
Paul Schmidt(3)	52	Former CFO
Peter Van Hierden(4)	49	CEO, President and Director
Richard von Gnechten(5)	45	CFO and Director
Robert Lundgren (6)	64	Former Director

(1)	Philipp resigned as an officer at Closing and as a director of the Company effective ten days following the mailing of the Schedule 14F-1.
(2)   Mr. McDowell resigned as a director of the Company effective at Closing.
(3)   Mr. Schmidt resigned as an officer of the Company at Closing.
(4)	Mr. Van Hierden was appointed as the CEO on the date Philipp’s resignation became effective and his appointment as a director became effective on the Closing Date.
(5)	Mr. von Gnechten was appointed as the CFO on the date Mr. Schmidt’s resignation became effective. He remains in his position as a director.
(6)
Mr. Lundgren was appointed as a director on the date ten days following the mailing of the Schedule 14F-1. He subsequently resigned his position as a director of the Company effective December 8, 2008.

Tony Philipp.
Tony Philipp was a director and our Chief Executive Officer and President since November 15, 2005, when we acquired UpSnap USA. Philipp is the co-founder of UpSnap USA and acted as a director and the Chief Executive Officer of UpSnap USA since its formation in April 2004. During 2002 to 2004, Philipp was the president of Vivisimo Inc., Europe, the leading provider of automatic content-clustering software, which powers 10% of web searches worldwide, with blue chip customers including the U.S. Government, HP, NASA, German Government, AOL, Infospace, and Overture. Philipp was responsible for establishing worldwide sales and marketing strategy for Vivisimo during that period. Philipp was the former Chief Operating Officer of Lycos Europe. Philipp was instrumental in the joint venture with Bertelsmann, and took the company to a $5 billion IPO in 2000. Philipp previously served on the board of Mobileway, Inc. and has in the past served as Non-Executive board member of selected 3i investments, the largest European venture group. Philipp is a dual citizen in Germany and the USA, and holds a Bachelor of Science Degree from Clemson University, a Master of International Business (MBA) from the University of South Carolina, and was a Fulbright Scholar at the University of Cologne (Germany).

Mark McDowell.
Mark McDowell, was a director since April 19, 2006, has served since November 2004 as co-founder of Acta Wireless Capital LLC, an investment firm focused on early stage companies in the wireless sector, and the Managing Partner of Actium Advisors, LLC, a consulting firm with clients such as Verizon Wireless, Vodafone, Hewlett-Packard, and AOL since November 2004. Mr. McDowell served as President of McDowell Technology Ventures from September 2002 - October 2004, and was President and COO of Invertix Corporation, a global pioneer in wireless instant messaging from 1997 until August 2002. Mr. McDowell previously served as co-founder and director of TeleCorp PCS (acquired by AT&T Wireless Services in February 2002) and holds BSEE and MSEE degrees from the Massachusetts Institute of Technology.

Paul Schmidt.
Paul Schmidt was our Chief Financial Officer since November 15, 2005 and prior to that served as Chief Financial Officer of UpSnap USA from October 1, 2005. From 2005-2006, Mr. Schmidt served as a managing director at Von Steuben Financial, LLC, a service firm that provides part-time senior level financial executive services. From 2001 to 2004, Mr. Schmidt was the Vice President and Chief Financial Officer of B.R. Lee Industries, Inc., a large manufacturer of commercial asphalt paving equipment. From 1999 to 2001, Mr. Schmidt served as the Treasurer and Chief Financial Officer of Powerscape Equipment Corp., an outdoor power equipment dealership. Mr. Schmidt is currently serving as Managing Partner for Naviscent Group, LLC, a firm that provides senior level CFO-type services on a fractional use basis. Mr. Schmidt has an inactive CPA license and has a Bachelor of Business Administration degree from University of Michigan.

Peter Van Hierden.
Peter Van Hierden, a director, is President and CEO and principal owner of Duratech Group Inc. Duratech is engaged in the homebuilding and manufactured housing business in Alberta and Saskatchewan, Canada, which have historically experienced rapid growth primarily because of commodities such as oil, uranium and diverse mining. Duratech operates through its business units Duratech Contracting and Duratech Structures and through its ownership of 50% of the share capital of two joint venture companies: P&R Gateway Developments Inc. and 1371009 Alberta Ltd., both Alberta corporations. Mr. Van Hierden has been an entrepreneur for over 30 years, and in the past 15 years has helped successfully restore the profitability of six corporations that had losses to generating revenues of $1 million to $30 million.

Richard von Gnechten.
Richard von Gnechten, a director since April 19, 2006, has served since 2005 as President & CEO of Ravon Corp., which provides corporate financial advisory services. Mr. von Gnechten joined Hawaiian Electric Company (HECO) in 1991 and served as Financial Vice President & CFO from 2000 to 2004, managing/implementing Sarbanes-Oxley, SEC and NYSE compliance. During his tenure, Hawaiian Electric was recognized by a Dow Jones public company survey as a top 5 company for corporate governance and top 10 for disclosure transparency. Mr. von Gnechten also serves as Managing Director and CEO for Global Kingdom Finance Co. and Partner of Naviscent Group, LLC and board member for several companies.  He has an MBA from Dartmouth’s Tuck School of Business, Financial Management Program graduate from Stanford’s Graduate School of Business and a degree in Economics from the University of Denver.

Robert Lundgren
Robert Lundgren, who retired in 1999, was a director who subsequently resigned on December 8, 2008, and has served as Senior Vice President, Finance and Corporate Development (and Chief Financial Officer) of The Loewen Group, Inc. (“Loewen”), a large Canadian public company, from 1984 to 1993 before retiring from the company.  He was later asked by the Loewen Board of Directors to step in as President from late-1997 to early-1999 to replace the founder on a short-term basis and help the company with a financial restructuring.  In his capacities as Senior Vice President, he was a leader in the company’s strategic planning process and directed a rapid acquisition growth program, which required access to significant capital from the public markets as well as direction of management development and system needs. He has also served as a director of a number of corporate and charitable boards. Mr. Lundgren is a Chartered Accountant and has a Bachelor of Arts in Economics from the University of British Columbia and a Master of Divinity from Canadian Theological Seminary.

Meetings of Our Board of Directors

Our Board of Directors met in person or via telephone occasionally during our fiscal year ended January 31, 2009. Each member of the Board of Directors attended at least 75% of the meetings.

The Company presently does not have a compensation committee or nominating committee. The Company does have an audit committee, with committee duties currently carried out by a member of our Board of Directors. Our Board of Directors has determined that the audit committee member has sufficient knowledge in financial and accounting matters to serve on the committee and that the member is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Board of Directors has not adopted a written charter for the audit committee as the management of the Company believes that until this point it has been premature at the current stage of the Company’s management and business development to adopt a formal charter.

The same reasoning applies to the decision not to form a compensation or nominating committee. However, the new management of the Company may form a compensation and nominating committee in the future. Until these committees are established, these decisions will continue to be made by the Board of Directors. New management may also adopt a formal audit committee charter. Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate’s character, judgment, skills and experience in the context of the needs of the Company and the Board of Directors.

The Company’s Board of Directors does not currently provide a process for stockholders to send communications to the Board of Directors as the Company management believes that until this point it has been premature given the limited liquidity of the Common Stock of the Company to develop such processes. However, the new management of the Company may establish a process for stockholder communications in the future.

Director Compensation

We have no standard arrangement pursuant to which our directors are compensated for their services in their capacity as directors. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director.

Executive Compensation

Summary Compensation Table

The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by the Company’s chief executive officer and all other executive officers who received or are entitled to receive remuneration in excess of $100,000 during the stated periods.

SUMMARY COMPENSATION TABLE
(all figures in US Dollars)

Name of officer	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensa-tion	Nonqualified Deferred Compensa-tion	All Other Compensa-tion	Total

Peter Van Hierden	2009	$30,000	-	-	-	-	-	-	$30,000
CEO	2008	-	-	-	-	-	-	-	-
	2007	-	-	-	-	-	-	-	-

Richard von Gnechten	2009	-	-	-	-	-	-	-	-
CFO	2008	-	-	-	-	-	-	-	-
	2007	-	-	-	-	-	-	-	-

Tony Philipp(1)	2007	$120,000	-	-	-	-	-	-	$120,000
	2006	$120,000	-	-	-	-	-	-	$120,000
	2005	-	-	-	-	-	-	-	-

(1)  Mr. Philipp was our former Chairman and CEO who resigned as CEO on September 17, 2008 and later resigned as Chairman.

Option Grants in Last Fiscal Year

There were options to purchase 1,000,000 shares of Common Stock granted to Philipp during the twelve-months ended January 31, 2009, exercisable at $.10 per share, vesting over a four year period, with all unvested options to vest upon the Closing.

During the years ended January 31, 2009 and, 2008, Philipp did not exercise any stock options.

GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)

Tony Philipp	5/14/08	0	0	0	0	0	0	0	1,000,000	$0.10	0

Employment Agreements

The Company has no employment agreements with any of its employees.

Equity Compensation Plan Information

The Company does have a stock and incentive plan entitled “UpSnap, Inc. Amended 2006 Omnibus Stock and Incentive Plan,” as detailed on Exhibit A of Schedule 14-C Definitive Information Statement filed with the SEC on October 3, 2007. The Board plans to make any necessary changes to this plan to accommodate the conversion of 2,235,610 options to purchase Duratech common stock into UpSnap options.

Shares Authorized Under Equity Compensation Plans

On November 2, 2006, our Board of Directors approved a 2006 Omnibus Stock and Incentive Plan. The Plan made 4,000,000 shares of common stock, either unissued or reacquired by the Company, available for awards of options, stock appreciation rights, restricted stocks, other stock grants, or any combination thereof. Eligible recipients include employees, officers, consultants, advisors and directors. Options granted generally have a ten-year term and vest over four years from the date of grant. Certain of the stock options granted under the Plan have been granted pursuant to various stock option agreements. Each stock option agreement contains specific terms. The Board of Directors increased the size of the Plan to 7,500,000 total shares on August 8, 2007.

Series B Warrants and other Warrants

There are 1,800,000 Series B warrants and 560,000 Viant Capital warrants outstanding that give the holders thereof the right to acquire 2,360,000 shares of our common stock,

Series B warrants for the purchase of 1,100,000 and 700,000 shares of our common stock to Sundar Communications and Executives Corner LLC, respectively. These warrants are fully vested and have an exercise price of $1.10 per share and a term of five years expiring in November 2010. The Series B warrants are subject to earlier expiration and must be exercised after our common stock trades above the exercise price of series B warrant for more than 10 days with 10 day total trading volume at least two times the number of series B warrant shares outstanding.

Warrants for the purchase of 560,000 shares of our common stock to Viant Capital LLC. These warrants are fully vested and have an exercise price of $0.90 per share and a term of five years expiring in November 2010. These warrants are subject to early expiration and must be exercised in their entirety within 90 days after the mandatory exercise provision of the Series B warrants has been triggered or will lapse.

Other Equity Awards

A summary of the time-based stock awards as of January 31, 2009, and changes during the quarter ended January 31, 2009, is as follows:

	Shares	Weighted Average Exercise Price

Outstanding at June 30, 2008	2,570,000	$0.10

Granted (part of Share Exchange Agreement)		$0.05

Forfeited or expired	-	$-

Outstanding January 31, 2009	21,520,334	$0.056

Exercisable at January 31, 2009	2,570,000	$0.10

The following tables summarize information about fixed stock options outstanding and exercisable at January 31, 2009:

	Stock Options Outstanding
Range of Exercise Prices	Number of Shares Outstanding	Weighted Average Contractual Life in Years
$0.10	700,000	8.25
$0.10	170,000	9.34
$0.10	1,700,000	9.42
$0.10	18,950,334	9.67
	21,520,334	9.60

	Stock Options Exercisable
Range of Exercise Prices	Number of Shares Exercisable	Weighted Average Exercise Price
$0.10	2,570,000	$0.10
$0.016 – 0.125	18,950,334	$0.05

	21,520,334

The exercise price of stock options granted during the period ended January 31, 2009 was equal to the market price of the underlying common stock on the grant date.

There was no aggregate intrinsic value as of January 31, 2009. Intrinsic value represents the pretax value (the period’s closing market price, less the exercise price, times the number of in-the-money options) that would have been received by all option holders had they exercised their options at the end of the period.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column 2)

Equity compensation plans approved by security holders	23,880,334	$0.15	0
Equity compensation plans not approved by security holders	0	0	0
Total	23,880,334	$0.15	0

Directors’ and Officers’ Liability Insurance

The Company has insurance insuring directors and officers against certain liabilities.

Certain Relationships and Related Transactions

For the ten-months ended July 31, 2008, Philipp, the CEO, advanced a total of $61,333 to the Company. For the year ended September 30, 2007 and 2006, Philipp advanced $0 and $0 to the Company, respectively. Philipp was paid $32,000 by the Company for 2008 (as of July 31, 2008), and has an accrued salary for 2008 amounting to $61,333 (as of July 31, 2008), which was transferred to UpSnap Services LLC as part of the Asset Sale on September 18, 2008.

After the consummation of the transactions contemplated by the Share Exchange Agreement, the Company consummated the sale of its assets related to its mobile information search services, subject to assumption and payment of all of the Company’s liabilities related to periods prior to the closing, to UpSnap Services, LLC, a North Carolina limited liability corporation (“UpSnap Services”), which is owned by Philipp, pursuant to an Asset Purchase Agreement dated as of August 29, 2008 (the “Asset Purchase Agreement”).

Over the past few years the Company had sustained continued financial losses and revenue declines as its business had grown more competitive, it was not able to raise additional capital to expand its operations, it had concerns about obligations to its creditors and its continuation as a going concern, and subsequent to the termination of the proposed merger transaction with Mobile Greetings, Inc., it had explored various financing and acquisition alternatives. Based upon management’s review of alternatives, the Share Exchange Agreement and the Asset Purchase Agreement presented the most viable possibility for future enhancement of shareholder value and for payment of creditors.

Pursuant to the Share Exchange Agreement and the Asset Purchase Agreement, Philipp had agreed, among other things, to indemnify and hold harmless the Company from and against all liabilities as of the Closing Date up to $200,000. As part of the Asset Purchase Agreement, the Company contributed $130,000 to UpSnap Services at Closing solely toward the payment and discharge of the Assumed Liabilities (as defined). The $130,000 contribution was not to be used to pay any of Philipp’s advances to the Company or his accrued salary. Duratech funded this $130,000 capital contribution by wire transfer of $130,000 to the Registrant on the Closing Date. The Asset Purchase Agreement was approved by a majority of the Board of Directors, with Philipp abstaining, in accordance with Nevada Revised Statutes 78.140.

Pursuant to the Preferred Stock Agreement, the Duratech Shareholders intend to exchange the Duratech Securities for the UpSnap Securities, and increase their ownership percentage in the Company from 68.3% to 95% of its outstanding common stock.  Peter Van Hierden, the Chairman and CEO of the Company, is one of the Duratech Shareholders and will increase his ownership of the outstanding common stock of the Company from 56.0% to 77.0%.  While the Board of the Company, consisting of Mr. Van Hierden and Richard A. von Gnechten determined that the Preferred Stock Agreement was fair to the Company in light of the increased ownership of Duratech by the Company that would result from consummation of the Preferred Stock Exchange, it does involve a related party transaction.

Richard A. von Gnechten, a member of the Board of the Company and also a Managing Director and CEO for Global Kingdom Finance Co., an affiliate of Duratech, was appointed as Chief Financial Officer of the Company as of the Closing. He does not plan to have a salary paid by the Company, nor will he have an employment contract with the Company.

Except for the transactions described above, there are no proposed transactions and no transactions during the past two years to which the Company was (or is) a party, and in which any officer, director, or principal stockholder, or their affiliates or associates, was also a party.

Indemnification of Directors and Officers

Pursuant to Section 78.7502 of the Nevada Revised Statutes, the Company will indemnify to the fullest extent permitted by, and in the manner permissible under law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was director, officer, employee or agent of the corporation, or is or was serving at our request as a director, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnification covers expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement. It also covers costs. The Company may pay advancements towards these expenses. The power to indemnify applies only if such person acted in good faith and in a manner such person reasonably believed to be in the best interests, or not opposed to the best interests, of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Article XI of the Registrant’s Articles of Incorporation provides that the Company shall indemnify all directors, officers, employees, and agents to the fullest extent permitted by Nevada law as provided within NRS 78.7502 and NRS 78.751 or any other law then in effect or as it may hereafter be amended, other than lawsuits by or in the right of the Company.

Further, Article XI provides that the Company shall indemnify each present and future director, officer, employee or agent of the Company who becomes a party or is threatened to be made a party to any suit or proceeding, whether pending, completed or merely threatened, and whether said suit or proceeding is civil, criminal, administrative, investigative, or otherwise, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including, but not limited to, attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit, proceeding or settlement, provided such person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Trading Information

The Company’s Common Stock is currently approved for quotation on the OTC Bulletin Board maintained by the National Association of Securities Dealers, Inc. under the symbol “UPSN,” but there is currently no liquid trading market. The challenge for the Company will be to educate the market as to the values inherent in a home and manufactured housing market in Canada, and to develop an actively trading market.

The transfer agent for our Common Stock is Nevada Agent and Trust Company, 50 West Liberty Street, Suite 880 Reno, Nevada 89501, telephone: (775) 322-0626.

Quarter	Hi	Lo

Oct 1 – Dec 31, 2006	NA	NA
Jan 1 – Mar 31, 2007	NA	NA
Apr 1 – Jun 30, 2007	.45	.25
Jul 1 – Sep 30, 2007	.51	.19

Oct 1 – Dec 31, 2007	.42	.15
Jan 1 – Mar 31, 2008	.23	.07
Apr 1 – Jun 30, 2008	.10	.02
Jul 1 – Sep 30, 2008	.08	.015

Nov 1, 2008 – Jan 31, 2009(1)	.06	.002
Feb 1 – Apr 30, 2009	.04	.005

(1)  The Company changed its fiscal year end from September 30 to January 31on December 15, 2008.

The preceding Information Statement has been prepared and filed with the Commission.

By Order of the Board of Directors.

/s/ Peter Van Hierden
Peter Van Hierden
Chairman

May 26, 2009

APPENDIX A

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”) is made this 29th day of August 2008, by and between UpSnap, Inc., a Nevada corporation (“UpSnap”); Tony Philipp, President and CEO of UpSnap and minority shareholder (“Philipp”); Peter van Hierden, a citizen of Alberta, Canada, and the President and majority shareholder of Duratech Group, Inc. (“van Hierden”); Duratech Group, Inc., an Alberta, Canada corporation (“Duratech”); and the individuals whose names are set forth on the signature pages hereof (hereinafter being referred to as the “Duratech Shareholders”). All of the foregoing entities and individuals hereby execute and deliver this Agreement, based on the following:

Recitals

WHEREAS, the Duratech Shareholders, directly or indirectly, own 100% of the outstanding Common Stock share capital of Duratech (the “Duratech Shares”) and wish to exchange the Duratech Shares for 69,299,676 of newly issued shares of Common Stock, par value $0.0001 per share (the “New Shares”) of UpSnap in a transaction intended to qualify as a tax free exchange pursuant to sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

WHEREAS, UpSnap wishes to acquire one hundred percent (100%) of the Duratech Shares.

WHEREAS, in furtherance thereof, the respective Boards of Directors of UpSnap and Duratech have approved the exchange, and the Duratech Shareholders have approved the exchange, upon the terms and subject to the conditions set forth in this Agreement, pursuant to which on the Closing Date (defined below) the Duratech Shares will be exchanged by the Duratech Shareholders for the New Shares.

WHEREAS, it is a condition subsequent to the obligation of the Duratech Shareholders to consummate the transactions contemplated by this Agreement that UpSnap sell certain of its assets to UpSnap Services, LLC on the day following the Closing Date.

WHEREAS, neither party is seeking tax counsel or legal or accounting opinions on whether the transaction qualifies for tax free treatment.

Agreement

Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE I
EXCHANGE OF SHARE CAPITAL FOR STOCK

1.01           Exchange by the Duratech Shareholders.  On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.04 hereof), the Duratech Shareholders shall assign, transfer, and deliver to UpSnap, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, the Duratech Shares, and UpSnap agrees to acquire the Duratech Shares on such date by issuing and delivering in exchange therefor to the Duratech Shareholders the New Shares.  All New Shares to be issued and delivered pursuant to this Agreement shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the New Shares which may occur between the date of the execution of this Agreement and the Closing Date.

1.02           Delivery of Duratech Shares by the Duratech Shareholders.  The transfer of the Duratech Shares by the Duratech Shareholders shall be effected by the delivery at the Closing (as set forth in Section 1.05 hereof) of a certificate representing each of the Duratech Shares and a duly executed instrument of transfer of the Duratech Shares to UpSnap followed by registration of the same in the name of UpSnap.

1.03           Operation as Wholly-Owned Subsidiary.  After giving effect to the transaction contemplated hereby, UpSnap will own one hundred percent (100%) of all of the outstanding Common Stock share capital of Duratech.

1.04           Closing and Parties.  The Closing contemplated hereby shall be held at a mutually agreed upon time and place on or before September 15, 2008, or on another date to be agreed to in writing by the parties (the “Closing Date”).  The transactions contemplated by this Agreement may be consummated at any time following the approval of the Board of Directors of UpSnap and approval of the board of directors of Duratech and by the Duratech Stockholders.  The Closing may be accomplished by wire, express mail, overnight courier, conference telephone call or as otherwise agreed to by the respective parties or their duly authorized representatives.

1.05	Closing Events .

(a)           UpSnap Deliveries.  Subject to fulfillment or waiver of the conditions set forth in Article IV, UpSnap shall deliver to the Duratech Shareholders at Closing all the following:

(i)           A certificate of good standing from the Secretary of the State of Nevada, issued as of a date within ten days prior to the Closing Date, certifying that UpSnap is in good standing as a corporation in the State of Nevada;

(ii)           Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of UpSnap executing this Agreement and any other document delivered pursuant hereto on behalf of UpSnap;

(iii)           Copies of the resolutions/consents of UpSnap’s board of directors authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of UpSnap as of the Closing Date;

(iv)           The certificate contemplated by Section 4.01, duly executed by the chief executive officer of UpSnap;

(v)           The certificate contemplated by Section 4.02, dated the Closing Date, signed by the chief executive officer of UpSnap;

(vi)           Stock certificates for the New Shares issued pro rata in the names of the Duratech Shareholders or their designees; and

(vii)           In addition to the above deliveries, UpSnap shall take all steps and actions as the Duratech Shareholders may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

(b)           Duratech Shareholders Deliveries.  Subject to fulfillment or waiver of the conditions set forth in Article V, the Duratech Shareholders shall deliver to UpSnap at Closing all the following:

(i)            The Duratech Shares;

(ii)           Copies of resolutions/consents of the board of directors and Duratech Shareholders authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of Duratech, as appropriate, as of the Closing Date;

(iii)           A certificate of good standing from the Province of Alberta (or an applicable provincial entity authorized to do so), issued as of a date within ten days prior to the Closing Date, certifying that Duratech and each of the Duratech Subsidiaries is in good standing as a corporation in the Province of Alberta;

(iv)           The certificate contemplated by Section 5.01, executed by van Hierden as designee of the Duratech Shareholders;

(v)           The certificate contemplated by Section 5.02, dated the Closing Date, signed by van Hierden as designee of the Duratech Shareholders; and

(vi)           In addition to the above deliveries, the Duratech Shareholders shall take all steps and actions as UpSnap may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

1.06           Director and Officer Resignations.

     Promptly following the execution of this Agreement, UpSnap shall take the actions required by Regulation 14f-1 promulgated under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) with respect to the change in UpSnap’s Board of Directors described herein.  At Closing, the officers of UpSnap shall tender their resignations to the Board of Directors, and new officers designated by the Duratech Shareholders shall be appointed as the new officers of UpSnap, as follows: Mr. van Hierden as Chief Executive Officer and Mr. Richard von Gnechten as Chief Financial Officer.  At Closing, Mark McDowell shall resign from his position as director of UpSnap and Peter van Hierden shall be appointed as director of UpSnap to fill the vacancy created thereby.  On the 10th day following the mailing to the stockholders of UpSnap of an information statement on Form 14F-1, Tony Philipp shall resign from his position as a director of UpSnap and Robert Lundgren shall be appointed as a director of UpSnap as provided in the 14F-1 Information Statement.

ARTICLE II
REPRESENTATIONS, COVENANTS AND WARRANTIES OF UPSNAP, ETC.

                  As an inducement to, and to obtain the reliance of the Duratech Shareholders, UpSnap and Philipp, jointly and severally, represent and warrant as follows:

2.01           Organization.  UpSnap is, and will be at Closing, a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of UpSnap’s Articles of Incorporation or Bylaws, or other agreement to which it is a party or by which it is bound.

2.02           Approval of Agreement; Enforceability.  UpSnap has full power, authority, and legal right and has taken, or will take, all action required by law, its Articles of Incorporation, Bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated.  The board of directors of UpSnap has authorized and approved the execution, delivery, and performance of this Agreement.  This Agreement, when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of UpSnap and Philipp enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

2.03           Capitalization.  The authorized capitalization of UpSnap consists of 97,500,000 shares of Common Stock, $0.001 par value, of which 23,370,324 shares are issued and outstanding.  There are, and at the Closing, there will be 2,470,000 options and 2,360,000 warrants convertible into one share each of Common Stock of UpSnap which will remain outstanding.  There are no other outstanding subscriptions, options, warrants, convertible securities, calls, rights, commitments or agreements to which UpSnap is a party calling for or requiring issuance or transfer, sale or other disposition of any shares of capital stock of UpSnap or calling for or requiring the issuance of any securities or rights convertible into or exchangeable (including on a contingent basis) for shares of capital stock of UpSnap.  All of the outstanding shares of UpSnap Common Stock are duly authorized, validly issued, fully paid and non-assessable and not issued in violation of the preemptive or other right of any person.  There are no dividends due, to be paid or in arrears with respect to any of the capital stock of UpSnap.

2.04           Financial Statements.

                             (i)           UpSnap has previously delivered to the Duratech Shareholders (a) audited consolidated balance sheets of UpSnap as of September 30, 2007 and 2006 and the related consolidated statements of operations, cash flows and stockholders’ equity (deficit) for the years then ended and accumulated from July 25, 2003 (Date of Inception) to September 30, 2007, including the notes thereto and the accompanying auditor’s report to the effect that such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated, and (b) an unaudited balance sheet of UpSnap as of June 30, 2008, and the related consolidated statements of operations, cash flows and stockholders’ equity (deficit) for the nine-months ended June 30, 2008, including the notes thereto (collectively, the “UpSnap Financial Statements”).

                             (ii)           The UpSnap Financial Statements delivered pursuant to Section 2.04(i) have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) consistently applied throughout the periods involved as explained in the notes to such financial statements.  The UpSnap Financial Statements present fairly, in all material respects, as of the Closing Date, the financial position of UpSnap.  As a result of the closing under the Asset Purchase Agreement of even date between UpSnap and UpSnap Services, LLC, UpSnap will not have, as of the Closing Date, any assets or liabilities, as such terms are defined under GAAP.

                             (iii)           UpSnap has filed or will file as of the Closing Date its income tax returns required to be filed for its two most recent fiscal years and will pay all taxes due thereon.  All such filed returns and reports are accurate and correct in all material respects. UpSnap has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the Closing Date and all such dates and years and periods prior thereto and for which UpSnap may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to the best knowledge of UpSnap, no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated.  To the best knowledge of UpSnap, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated.  UpSnap has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse effect on UpSnap, its financial condition, its business as presently conducted or any of its properties or material assets.  There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of UpSnap.

2.05           Information.  The information concerning UpSnap set forth in this Agreement is complete and accurate in all respects and does not contain any untrue statement of a fact or omit to state a fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  UpSnap shall cause the information delivered by it pursuant hereto to the Duratech Shareholders to be updated after the date hereof up to and including the Closing Date.

2.06           Absence of Certain Changes or Events.

     Except as set forth in this Agreement, since the date of the most recent UpSnap balance sheet described in Section 2.04 and included in the information referred to in Section 2.05:

                             (a)           There has not been:  (i) any adverse change in the business, operations, properties, level of inventory, assets, or condition of UpSnap; or (ii) any damage, destruction, or loss to UpSnap (whether or not covered by insurance) adversely affecting the business, operations, properties, assets, or conditions of UpSnap;

                             (b)           UpSnap has not:  (i) amended its Articles of Incorporation or Bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of UpSnap; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions except this Agreement [and Asset Purchase Agreement with Philipp]; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $1,000; or (viii) made any increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

                             (c)           UpSnap has not:  (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business and loans from its officers for the purpose of paying costs of operation; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent UpSnap balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $5,000 or canceled, or agreed to cancel, any debts or claims (except debts and claims which in the aggregate are of a value of less than $5,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of UpSnap; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

                             (d)           To the best knowledge of UpSnap, it has not become subject to any law, order, investigation, inquiry, grievance or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of UpSnap.

2.07           Litigation and Proceedings.  There are no material actions, suits, claims, or administrative or other proceedings pending, asserted or unasserted, or the best knowledge of UpSnap, threatened, by or against UpSnap or adversely affecting UpSnap or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  UpSnap is not in default of any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

2.08           Compliance With Laws; Government Authorization.

                             (a)           Since October 1, 2004, UpSnap has complied with all material federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business, including federal and state securities laws.  To the best of its knowledge, UpSnap is not under investigation by any federal, state, county or local authorities, including the Securities and Exchange Commission (the “Commission”).  UpSnap has not received notification from any federal, state, county, or local authorities, including the Commission, that it or any of its officers or directors will be the subject of a legal action or that the Commission’s Division of Enforcement will be recommending to the Commission that a Federal District Court or Commission administrative action or any other action be filed or taken against UpSnap and its officers, directors and beneficial owners.  To the best knowledge of UpSnap, none of its officers, directors or principal shareholders is under any investigation of the type described above.

                             (b)           UpSnap has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition.  No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by UpSnap of this Agreement and the consummation by UpSnap of the transactions contemplated hereby.

2.09           Securities and Exchange Commission Compliance of UpSnap.  UpSnap has a class of securities registered pursuant to Section 12 of the Exchange Act and has complied in all material respects with Rule 14(a) and 14(c) of the Exchange Act, and with Sections 13 and 15(d) of the Exchange Act, and to the best knowledge of UpSnap, its management and beneficial owners have complied in all material respects with Sections 15(d) and 16(a) of the Exchange Act.

2.10           Contract Defaults.

                             UpSnap is not in default under the terms of any outstanding contract, agreement, lease, or other commitment, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any respect under any such contract, agreement, lease, or other commitment.

2.11           No Conflict With Other Instruments.

                             The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which UpSnap is a party or to which any of its properties or operations are subject.

2.12           Subsidiary.

                             Other than its wholly owned subsidiary, UpSnap USA Inc. and UpSnap Acquisition Corp., UpSnap does not own any equity securities in any other entity.

2.13           UpSnap Documents.

                             UpSnap has delivered to the Duratech Shareholders copies of the following documents, which are collectively referred to as the “UpSnap Documents” and which consist of the following dated as of the date of execution of this Agreement, all certified by a duly authorized officer of UpSnap as complete, true, and accurate:

     (a)           A copy of the Articles of Incorporation and Bylaws of UpSnap in effect as of the date of this Agreement;

     (b)           A copy of resolutions adopted by the board of directors of UpSnap approving this Agreement and the transactions herein contemplated;

     (c)           A document setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of UpSnap since the most recent UpSnap balance sheet required to be provided pursuant to Section 2.04 hereof, updated to the Closing Date;

2.14           Quotation on the OTC Bulletin Board.  UpSnap’s Common Stock is quoted on the OTC Bulletin Board under the symbol “UPSN” and UpSnap will use its best efforts to retain such quotation and standing on the OTC Bulletin Board until the Closing of the transactions contemplated herein, without there being imposed any warning or limitation by FINRA or the OTCBB such as the addition of an “E” to the trading symbol.

2.15           Delivery of Shareholder List.  Upon execution of this Agreement, UpSnap shall deliver a certified shareholder list from its transfer agent setting forth the name of each UpSnap shareholder of record, the number of shares held by each, dated as of a date within fifteen days of the Closing Date and whether such shares held are restricted securities.

2.16           Liabilities, Indebtedness, etc.

     As of the Closing Date, and as a result of the Asset Purchase Agreement of even date between UpSnap and UpSnap Services, LLC, UpSnap shall not have any liabilities or indebtedness as such terms are defined under GAAP.

ARTICLE III
REPRESENTATIONS, COVENANTS, WARRANTIES OF DURATECH, THE DURATECH
SHAREHOLDERS AND THE DURATECH SUBSIDIARIES

As an inducement to, and to obtain the reliance of UpSnap and Philipp, Duratech, the Duratech Shareholders and Duratech Subsidiaries represent and warrant, jointly and severally, as follows:

3.01           Organization.

                             Duratech and each of the Duratech Subsidiaries is, and will be on the Closing Date, an entity duly organized and validly existing under the laws of the country, state or province of its incorporation or formation, and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on the respective business, operations, properties, assets or condition of the Duratech Subsidiaries, and Duratech and each of the Duratech Subsidiaries and the Duratech Shareholders has full right, power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Duratech or the Duratech Subsidiaries’ constituent documents, or other material agreement to which they are parties or by which they are bound, nor will they violate any laws, rules or policies of the governments of Canada, specifically including laws and regulations pertaining to securities and foreign investment.

3.02           Approval of Agreement; Enforceability.

                             Duratech has full power, authority, and legal right and has taken, or will take, all action required by law, its constituent documents, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated.  The board of directors of Duratech and the Duratech Shareholders, have authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby.  This Agreement, when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Duratech and the Duratech Shareholders enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

3.03           Capitalization.

                             The issued and outstanding Common Stock share capital of the Duratech Subsidiaries consists of $100 CD as of June 30, 2008.  Such share capital is validly issued, fully paid, and nonassessable, and is fifty percent (50%) owned by Duratech, and Duratech is the managing partner of these entities.  The issued and outstanding common share capital of Duratech consists of 5,939,816 shares of a total of $47,775.70 CD as of June 30, 2008.  Such share capital is validly issued, fully paid, and nonassessable, represents one hundred percent (100%) of the common ownership of Duratech, and the Duratech Shareholders are the sole record and beneficial owners thereof.  The Duratech Common Stock, par value $0.05 per share, represents sixty-five percent (65%) of the authorized equity capitalization of Duratech, with the other thirty-five percent (35%) consisting of two series of preferred stock, one currently issued to three individuals and outstanding, and the other to be issued to van Hierden and Duratech Shareholders on the Closing Date.  Both of the series has a par value of $1.00 per share. The first series, which is currently outstanding and consists of 158,096 shares of Preferred Non-Voting stock, and has a $1.00 liquidation preference, and is not entitled to any dividend or conversion privilege.  The second series, which is a new series to be issued to be van Hierden and Duratech Shareholders as of the Closing Date, shall consist of 4,402,152 shares of preferred stock and shall be entitled to one vote per share, have a $1.00 liquidation preference and shall not be entitled to any dividend or conversion privilege.   All of the outstanding Duratech share capital was offered and sold in accordance with applicable Canadian and United States Federal and local securities laws.

3.04           Financial Statements.

     (a)           Duratech and the Duratech Subsidiaries have previously delivered to UpSnap a copy of (i) interim financial statement through the end of June 2008 necessary for the filing of “Super 8-K” under Section 6.08 hereof and (ii) the audited consolidated balance sheet of Duratech, including the Duratech Subsidiaries, as of January 31, 2008 and the related audited consolidated statements of operations, cash flows, and share capital for the years ended January 31, 2008 and 2007, including the notes thereto to the effect that such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated (collectively, the “Duratech Financial Statements”).

     (b)           The Duratech Financial Statements delivered pursuant to Section 3.04(a) have been prepared in accordance with GAAP consistently applied throughout the periods involved.  The Duratech Financial Statements present fairly, as of their respective dates, the financial position of Duratech and the Duratech Subsidiaries.  Duratech and the Duratech Subsidiaries did not have, as of the date of any such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements of Duratech and the Duratech Subsidiaries or the notes thereto prepared in accordance with generally accepted accounting principles in the United States, and all assets reflected therein present fairly the assets of Duratech and the Duratech Subsidiaries, in accordance with generally accepted accounting principles in the United States. The statements of revenue and expenses and cash flows present fairly the financial position and result of operations of Duratech and the Duratech Subsidiaries as of their respective dates and for the respective periods covered thereby.

     (c)           Duratech has filed or will file as of the Closing Date its income tax returns required to be filed for its two most recent fiscal years and will pay all taxes due thereon.  All such filed returns and reports are accurate and correct in all material respects. Duratech has no liabilities with respect to the payment of any Canadian (local and provincial), United States (federal, state, county, local, or other) taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the Closing Date and all such dates and years and periods prior thereto and for which Duratech may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to the best knowledge of Duratech, no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated.  To the best knowledge of Duratech, none of such income tax returns has been examined or is currently being examined by a Canadian tax authority or the United States Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated.  Duratech has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse effect on Duratech, its financial condition, its business as presently conducted or any of its properties or material assets.  There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Duratech.

3.05           Outstanding Warrants and Options.

     Duratech has not issued any warrants or options, calls, or commitments of any nature relating to its share capital, other than those set forth on the list attached as Exhibit A.  Duratech shall use its best efforts to effect a rollover of such options into the equivalent value of options of UpSnap at or prior to the Closing subject t approval by the board of directors of UpSnap.  If a rollover cannot be accomplished, the options will be cashed out by Duratech prior to Closing.  None of the Duratech Subsidiaries has any issued warrants or options, calls, or commitments of any nature relating to its share capital.

3.06           Information.

     The information concerning Duratech, the Duratech Subsidiaries and the Duratech Shareholders set forth in this Agreement and delivered to UpSnap in connection herewith is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  Duratech, the Duratech Shareholders, and the Duratech Subsidiaries shall cause the information required to be delivered by them pursuant to this Agreement to UpSnap to be updated after the date hereof up to and including the Closing Date.

3.07           Absence of Certain Changes or Events.

     Except as set forth in this Agreement, since the date of the most recent Duratech balance sheet described in Section 3.04 and included in the information referred to in Section 3.06:

     (a)           There has not been:  (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Duratech and the Duratech Subsidiaries; or (ii) any damage, destruction, or loss to Duratech and the Duratech Subsidiaries materially and adversely affecting the respective business, operations, properties, assets, or conditions of Duratech and the Duratech Subsidiaries;

     (b)           Each of Duratech and the Duratech Subsidiaries has not: (i) amended its constituent documents; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to holders of share capital or purchased or redeemed, or agreed to purchase or redeem, any of its share capital; (iii) waived any rights of value which in the aggregate are material considering the respective businesses of Duratech and the Duratech Subsidiaries; (iv) made any material change in its method of accounting; (v) entered into any other material transactions other than those contemplated by this Agreement; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; or (vii) made any material increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers, directors, or employees;

     (c)           Each of Duratech and the Duratech Subsidiaries has not (i) granted or agreed to grant any options, warrants, or other rights for its share capital, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Duratech and the Duratech Subsidiaries balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights, or agreed to cancel any material debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the respective businesses of Duratech and the Duratech Subsidiaries; or (vi) issued, delivered, or agreed to issue or deliver any share capital, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

     (d)           To the best knowledge of Duratech and the Duratech Subsidiaries, none of such entities is or has become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, their respective businesses, operations, properties, assets, or condition.

3.08           Litigation and Proceedings.

     There are no actions, suits, or proceedings pending or, to the knowledge of Duratech, the Duratech Subsidiaries or the Duratech Shareholders, threatened by or against Duratech, the Duratech Subsidiaries or the Duratech Shareholders or which could adversely affect Duratech, the Duratech Subsidiaries or the Duratech Shareholders, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  Duratech, the Duratech Subsidiaries and the Duratech Shareholders do not have any knowledge of any default on their parts with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

3.09           Material Contract Defaults.

     Neither Duratech nor the Duratech Subsidiaries are in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Duratech and the Duratech Subsidiaries, respectively, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Duratech and the Duratech Subsidiaries, as applicable, has not taken adequate steps to prevent such a default from occurring.

3.10           No Conflict With Other Instruments.

     The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any indenture, mortgage, deed of trust or other contract, agreement, or instrument to which Duratech, the Duratech Subsidiaries or the Duratech Shareholders is party or to which any of their respective properties or operations are subject.

3.11           Governmental Authorizations.

    Duratech and the Duratech Subsidiaries have all licenses, franchises, permits, and other governmental authorizations that are legally required to enable them to conduct their respective businesses in all material respects as conducted on the date of this Agreement.  No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Duratech, the Duratech Subsidiaries and the Duratech Shareholders of this Agreement and the consummation by Duratech, the Duratech Subsidiaries and the Duratech Shareholders of the transactions contemplated hereby.

3.12           Compliance With Laws and Regulations.

     Duratech and the Duratech Subsidiaries have complied with all applicable statutes and regulations of any governmental entity or agency thereof having jurisdiction over them, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of such persons.  The consummation of this transaction will comply with all applicable laws, rules and policies of the government of Canada specifically including those pertaining to securities and foreign investment.

3.13           Subsidiaries.

     Duratech does not own beneficially or of record equity securities in any subsidiary except the Duratech Subsidiaries.

3.14           Ownership of the share capital of the Duratech Subsidiaries.

                             Duratech owns 50% of the share capital P&R Gateway Developments Inc. and 50% of the share capital of 1371009 Alberta Ltd., free and clear of any liens or encumbrances of any kind or nature. Exhibit B sets forth the owners of the balance of the share capital of each of Duratech Subsidiaries.  There are no options, warrants, calls or commitments to issue, sell or purchase any equity in any of the Duratech Subsidiaries.

3.15           Duratech Subsidiaries Documents.

                             Duratech and the Duratech Subsidiaries have delivered to UpSnap the following documents, which are collectively referred to as the “Duratech Documents” and which consist of the following dated as of the date of execution of this Agreement, all certified by the Chief Executive Officer of Duratech or the Duratech Subsidiaries, as the case may be, as complete, true, and accurate:

     (a)           A copy of all of Duratech’s and the Duratech Subsidiary’s constituent documents and all amendments thereto in effect as of the date of this Agreement;

     (b)           Copies of resolutions adopted by the board of directors of Duratech and the Duratech Subsidiaries and each of Duratech and the Duratech Subsidiaries approving this Agreement and the transactions herein contemplated;

     (c)           A document setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Duratech and the Duratech Subsidiaries since the most recent balance sheet required to be provided pursuant to Section 3.04 hereof, updated to the Closing Date;

ARTICLE IV
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE DURATECH SHAREHOLDERS

The obligations of the Duratech Shareholders under this Agreement are subject to the satisfaction or waiver, at or before the Closing Date, of the following conditions:

4.01           Accuracy of Representations.

                             The representations and warranties made by UpSnap in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and UpSnap shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by UpSnap prior to or at the Closing.  The Duratech Shareholders shall be furnished with a certificate, signed by a duly authorized officer of UpSnap and dated the Closing Date, to the foregoing effect.

4.02           Officer’s Certificate.

                             The Duratech Shareholders shall have been furnished with a certificate dated the Closing Date and signed by the duly authorized Chief Executive Officer of UpSnap to the effect that to such officer’s best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of UpSnap threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, based on a certificate of good standing, and UpSnap’s own documents and information, the certificate shall represent, to the best knowledge of the officer, that:

                             (a)           This Agreement has been duly approved by UpSnap’s board of directors and has been duly executed and delivered in the name and on behalf of UpSnap by its duly authorized officer pursuant to, and in compliance with, authority granted by the board of directors of UpSnap;

     (b)           There have been no adverse changes in UpSnap up to and including the date of the certificate;

     (c)           All conditions required by this Agreement have been met, satisfied, or performed by UpSnap;

                             (d)           All authorizations, consents, approvals, registrations, reports, schedules and/or filings with any governmental body including the Commission, agency, or court have been obtained or will be obtained by UpSnap and all of the documents obtained by UpSnap are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and

                             (e)           There is no claim action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against UpSnap, wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of UpSnap, the operation of UpSnap, or the transactions contemplated herein, or any agreement or instrument by which UpSnap is bound or in any way contests the existence of UpSnap.

4.03           No Litigation.

    As of the Closing, there shall not be pending any litigation to which UpSnap, any of Philipp, Duratech, the Duratech Subsidiaries or the Duratech Shareholders, is a party and which is reasonably likely to have a material adverse effect on the business of UpSnap or the contemplated transactions.

4.04           UpSnap Shall Have No Liabilities as of Closing.

     As of the Closing, UpSnap shall have no liabilities as such term is defined under GAAP.

4.05           UpSnap’s Outstanding Capital Stock at Closing.

     As of the Closing, the total outstanding capital stock of UpSnap shall consist of 92,670,000 shares of Common Stock, after giving effect to the 69,299,676 share issuance contemplated hereby, and there are, and at the Closing, there will be reserved 4,830,000 shares for 2,470,000 options and 2,360,000 warrants exercisable into one share each of capital stock of UpSnap which will remain outstanding.  As of the Closing Date, 2,235,610 options to purchase 2,235,610 Duratech shares of Common Stock will be converted into 18,950,334 options to purchase 18,950,334 UpSnap shares of Common Stock.

4.06           UpSnap Shall Have Filed and Mailed a Schedule 14F-1.

     UpSnap shall have prepared for filing, at Closing, with the Commission and mailing to its shareholders of record an Information Statement on Schedule 14F-1.

4.07           No Material Adverse Change.

                             There shall not be any change in, or effect on, UpSnap’s assets, financial condition, operating results, customer and employee relations, or business prospects or the financial statements previously supplied by UpSnap which is, or may reasonably be expected to be, materially adverse to the business, operations (as now conducted), assets, prospects or condition (financial or otherwise), of UpSnap.

4.08           UpSnap’s Over-The-Counter Bulletin Board Quotation.

                             As of the Closing, the Common Stock of UpSnap shall be quoted on FINRA’s Over-The-Counter Bulletin Board, and shall be quoted without an “E” or any other restriction or limitation being imposed by FINRA or the OTCBB.

4.09           Good Standing.

                             The Duratech Shareholders shall have received a certificate of good standing from the appropriate authority, dated as of the date within ten days prior to the Closing Date, certifying that UpSnap is in good standing as a corporation in the State of Nevada.

4.10           Other Items.

                             The Duratech Shareholders shall have received from UpSnap such other documents, legal opinions, certificates, or instruments relating to the transactions contemplated hereby as they may reasonably request.

ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS OF UPSNAP

                 The obligations of UpSnap under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

5.01           Accuracy of Representations.

                             The representations and warranties made by Duratech, the Duratech Shareholders and the Duratech Subsidiaries in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Duratech, the Duratech Subsidiaries and the Duratech Shareholders shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.  UpSnap shall be furnished with certificates, signed by duly authorized officers of Duratech and the Duratech Subsidiaries and dated the Closing Date, to the foregoing effect.

5.02           Officer’s Certificate.

                             UpSnap shall have been furnished with a certificate dated the Closing Date and signed by the duly authorized Chief Executive Officer of each of the Duratech and the Duratech Subsidiaries to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of such persons, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, based on certifying officer’s own documents, the certificate shall represent, to the best knowledge of the officer, that:

                             (a)           This Agreement has been duly approved by the board of directors of Duratech and Duratech Shareholders and has been duly executed and delivered in the name and on behalf of Duratech by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Duratech;

  (b)           Except as provided or permitted herein, there have been no material adverse changes in Duratech and the Duratech Subsidiaries up to and including the date of the certificate;

                             (c)           All material conditions required by this Agreement have been met, satisfied, or performed by Duratech, the Duratech Subsidiaries and/or the Duratech Shareholders, including, but not limited to, conditions set forth under Section 3.05 of this Agreement;

                             (d)           All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by the Duratech, the Duratech Subsidiaries and/or the Duratech Shareholders have been obtained and are in full force and effect or, if not required to have been obtained will be in full force and effect by such time as may be required; and

                             (e)           There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Duratech, the Duratech Subsidiaries or the Duratech Shareholders, wherein an unfavorable decision, ruling, or finding would have a material adverse effect on the financial condition of Duratech, the Duratech Subsidiaries or the Duratech Shareholders, the operations of Duratech or the Duratech Subsidiaries, or the transactions contemplated herein, or any material agreement or instrument by which Duratech, the Duratech Subsidiaries or the Duratech Shareholders are bound or would in any way contest the existence of this Agreement.

5.03           No Litigation.

                             As of the Closing, there shall not be pending any litigation to which UpSnap, any of Philipp, Duratech, the Duratech Subsidiaries or the Duratech Shareholders is a party and which is reasonably likely to have a material adverse effect on the business of Duratech or the Duratech Subsidiaries or the Duratech Shareholders or the contemplated transactions.

5.04           No Material Adverse Change.

                             There shall not be any change in, or effect on, Duratech or the Duratech Subsidiaries’ assets, financial condition, operating results, customer and employee relations, or business prospects or the financial statements previously supplied by Duratech and the Duratech Subsidiaries, or may reasonably be expected to be, materially adverse to the business, operations (as now conducted), assets, prospects or condition (financial or otherwise), of Duratech or the Duratech Subsidiaries.

5.05           Other Items.

                             UpSnap shall have received from Duratech, the Duratech Subsidiaries and/or the Duratech Shareholders such other documents, legal opinions, certificates, or instruments relating to the transactions contemplated hereby as UpSnap may reasonably request.

ARTICLE VI
CONDITION SUBSEQUENT TO THE OBLIGATIONS OF THE DURATECH SHAREHOLDERS

                             On the day following the Closing Date, UpSnap, Philipp and UpSnap Services, LLC (a limited liability company organized in the State of North Carolina and wholly owned by Philipp), shall have consummated the transactions contemplated by the Asset Purchase Agreement, a copy of which is attached as Exhibit C hereto, pursuant to which UpSnap will transfer certain of its assets and liabilities to UpSnap Services, LLC, including $130,000.00 in cash which Duratech shall have contributed to UpSnap to enable UpSnap to pay a substantial portion of its accounts payable.  Pursuant to the Asset Purchase Agreement, Philipp and UpSnap Services, LLC covenant and agree to use said $130,000 solely and promptly to pay off and discharge an equal amount of UpSnap’s accounts payable and render an accounting to such effect to Duratech.

ARTICLE VII
SPECIAL COVENANTS

7.01           Activities of UpSnap, Duratech, the Duratech Subsidiaries, and the Duratech Shareholders.

                             (a)           From and after the date of this Agreement until the Closing Date and except as set forth or contemplated in the respective documents to be delivered by UpSnap, Duratech or the Duratech Subsidiaries, each of them will:

                                             (i)           Carry on its business in substantially the same manner as it has heretofore;

         (ii)           Maintain in full force and effect insurance, if any, comparable in amount and in scope of coverage to that now maintained by it;

         (iii)           Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

                                             (iv)           Use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

                                             (v)           Duly and timely file for all taxable periods ending on or prior to the Closing Date all tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and

                                             (vi)           Fully comply with and perform in all material respects all obligations and duties imposed on it by all laws and all rules, regulations, and orders imposed by governmental authorities.

                             (b)           From and after the date of this Agreement and except as provided herein until the Closing Date, UpSnap, Duratech and the Duratech Subsidiaries will each not:

                                             (i)           Make any change in its Articles of Incorporation, Bylaws or constituent documents;

                                             (ii)           Issue any securities or grant any options, rights, preferences of any kind to any person to purchase its securities;

                                             (iii)           Enter into or amend any material contract, agreement, or other instrument of any of the types described in such party’s documents, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business; and

                                             (iv)           Enter into any agreement for the sale of UpSnap or Duratech or the Duratech Subsidiaries securities or a merger or sale of substantially all of the assets of UpSnap or Duratech or the Duratech Subsidiaries, as applicable, without the prior written approval of the other party.

7.02           Access to Properties and Records.

                             Until the Closing Date, Duratech, the Duratech Subsidiaries and UpSnap will afford to the other parties officers and authorized representatives and attorneys full access to the properties, books, and records of the other party in order that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Duratech, the Duratech Subsidiaries or UpSnap, as applicable, and will furnish the other parties with such additional financial and other information as to the business and properties of Duratech, the Duratech Subsidiaries or UpSnap as each party shall from time to time reasonably request.

7.03           Indemnification by Duratech, the Duratech Subsidiaries and the Duratech Shareholders.

                             Duratech, the Duratech Subsidiaries and the Duratech Shareholders (collectively, the Duratech Indemnifying Parties”), jointly and severally, agree to indemnify and hold harmless UpSnap, its directors and officers, Philipp and each person, if any, who controls UpSnap (collectively, the “UpSnap Group”) within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), from and against any and all losses, costs, claims, damages, expenses, liabilities, or other actions (collectively, the “Losses”) to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any of the representations, covenants and warranties of Duratech, the Duratech Subsidiaries or the Duratech Shareholders set forth herein; or (ii) the breach of any covenant or agreement by Duratech, the Duratech Subsidiaries or the Duratech Shareholders set forth herein.  The indemnity set forth herein shall survive the consummation of the transactions herein for a period of one year after the Closing Date.

7.04           Indemnification by UpSnap and Philipp.

                             UpSnap and Philipp (together, the “UpSnap Indemnifying Parties”), jointly and severally, agree to indemnify and hold harmless Duratech, the Duratech Subsidiaries and the Duratech Shareholders, and its and their directors and officers, and each person, if any, who controls them within the meaning of the Securities Act (collectively, the “Duratech Group”), from and against any and all Losses to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any of the representations, covenants and warranties of UpSnap and Philipp set forth herein; or (ii) the breach of any covenant or agreement of UpSnap or Philipp set forth herein.  The indemnity set forth herein shall survive the consummation of the transactions herein for a period of one year after the Closing Date.

7.05           Special Indemnity.

                             Philipp agrees to indemnify and hold harmless UpSnap, Duratech, the Duratech Subsidiaries and the Duratech Shareholders, and its and their directors and officers, and each person, if any, who controls them within the meaning of the Securities Act (collectively, the “Special Indemnity Group”), from and against any and all Losses to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any liability or claim (contingent of otherwise) of UpSnap that is alleged to have existed before the closing of the share exchange, it being understood that control of UpSnap has been delivered to the Duratech Shareholders free of any and all liabilities as defined under GAAP.  The indemnity set forth herein shall survive the consummation of the transactions herein for a period of one year after the Closing Date.

7.06           Limitations on Indemnification.

                             (a)           Basket.  None of the Duratech Indemnifying Parties, the UpSnap Indemnifying Parties or Philipp shall have any liability to, as applicable, the Duratech Group, UpSnap Group or the Special Indemnity Group with respect to matters described in Sections 6.03, 6.04 or 6.05, as applicable, unless the aggregate cumulative total of all Losses incurred by, as applicable, the Duratech Group, UpSnap Group or the Special Indemnity Group, during the applicable indemnification period set forth under Sections 6.03, 6.04 or 6.05, as applicable, exceeds Fifty Thousand Dollars (US$50,000.00) (the “Basket”), whereupon the Duratech Group, UpSnap Group or the Special Indemnity Group, as applicable, shall be entitled to indemnification for all  Losses above the Basket.

                             (b)           Limitation on Liability.  In no event shall Losses indemnifiable by, as applicable, the Duratech Indemnifying Parties, the UpSnap Indemnifying Parties or Philipp to the Duratech Group, UpSnap Group or the Special Indemnity Group, as applicable, exceed Two Hundred Thousand Dollars (US$200,000.00).

7.07           The Issuance of New Shares.

     UpSnap and the Duratech Shareholders understand and agree that the consummation of this Agreement, including the issuance of the New Shares to the Duratech Shareholders, as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state securities statutes. UpSnap and the Duratech Shareholders agree that such transactions shall be consummated in reliance on exemptions from the registration requirements of the Securities Act, including the exemption from registration provided under Regulation S promulgated thereunder.  Such exemption is based on the following representations, warranties and covenants made by the Duratech Shareholders.

                             (a)           Regulation S Representations, Warranties and Covenants.  Each of the Duratech Shareholders represents and warrants to, and covenants with, UpSnap as follows:

(1)
None of the Duratech Shareholders is (A) a U.S. person (B) acquiring the New Shares for the account or for the benefit of any U.S. person and (C) not a U.S. person who purchased the shares of common stock in a transaction that did not require registration under the Securities Act.

(2)
Each of the Duratech Shareholders agrees to resell any of the New Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

(3)	Each of the Duratech Shareholders agree not to engage in hedging transactions with regard to the New Shares owned by it unless such transactions are in compliance with the Securities Act.

(4)
Each of the Duratech Shareholders consents to the placement of a legend on the certificate representing each of the New Shares received by them which legend shall state that a transfer or sale of any of the New Shares is prohibited unless such transfer or sale is effected pursuant to a registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act, and that any hedging transactions involving the New Shares may not be conducted unless such hedging transactions are made in compliance with the Securities Act.

(5)
Each of the Duratech Shareholders acknowledges that UpSnap shall refuse to register any New Shares if the transfer or sale of such New Shares were not made pursuant to a registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act.

(6)
Each of the Duratech Shareholders covenants, represents and warrants in favor of UpSnap that all of the representations and warranties set forth herein shall be true and correct at the time of Closing as if made on that date.

                             (b)           In connection with the transaction contemplated by this Agreement, the Duratech Shareholders shall file, with its counsel, such notices, applications, reports, or other instruments as may be deemed necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the countries where the Duratech Shareholders reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by the Parties to be appropriate.  UpSnap shall cooperate with the Duratech Shareholders in connection with any such filings.

                             (c)           Other Representations, Warranties and Covenants.

(1)
The Duratech Shareholders has been furnished with and has carefully read the periodic reports on Forms 10-KSB, 10-QSB and 8-K filed by UpSnap with the Commission during the preceding three years.  With respect to individual or partnership tax and other economic considerations involved in this investment, the Duratech Shareholders confirms that they are not relying on UpSnap (or any agent or representative of UpSnap).  The Duratech Shareholders have carefully considered and have, to the extent such person believes such discussion necessary, discussed with its own legal, tax, accounting and financial advisers the suitability of an investment in the New Shares for such particular tax and financial situation.

(2)
The Duratech Shareholders have had an opportunity to inspect relevant documents relating to the organization and business of UpSnap.  The Duratech Shareholders acknowledges that all documents, records and books pertaining to this investment which such Duratech Shareholder has requested have been made available for inspection to each Duratech Shareholder and its respective attorney, accountant or other adviser(s).

(3)
The Duratech Shareholders and/or their respective advisor(s) has/have had a reasonable opportunity to ask questions of, and receive answers and request additional relevant information from, the officers of UpSnap concerning the transactions contemplated by this Agreement.

(4)
The Duratech Shareholders confirm that they are not exchanging the Duratech Shares for the New Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

(5)
The Duratech Shareholders, by reason of such person’s business or financial experience, has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement.

(6)
Except as set forth in this Agreement, the Duratech Shareholders represent that no representations or warranties have been made to them by UpSnap, any officer, director, agent, employee, or affiliate of UpSnap, and such Duratech Shareholders have not relied on any oral representation by UpSnap or by any of its officers, directors or agents in connection with their decision to acquire the New Shares hereunder.

(7)
The Duratech Shareholders represent that neither they nor any of their directors, officers, managers, members, trustees or affiliates is subject to any of the events described in Section 262(b) of Regulation A promulgated under the Securities Act.

(8)
The Duratech Shareholders have adequate means of providing for their current financial needs and contingencies, are able to bear the substantial economic risks of an investment in the New Shares for an indefinite period of time, have no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

(9)
The Duratech Shareholders have such knowledge and experience in financial, tax and business matters so as to enable them to use the information made available to them in connection with the transaction to evaluate the merits and risks of an investment in the New Shares and to make an informed investment decision with respect thereto.

(10)
The Duratech Shareholders understand that the New Shares are “restricted securities” that have not been registered under the Securities Act or any applicable state securities law and they are acquiring the New Shares as principal for their own account for investment purposes and not for distribution. The Duratech Shareholders acknowledges that the New Shares have not been registered under the Securities Act or under any the securities act of any state or country.  The Duratech Shareholders understand further that in absence of an effective registration statement, the New Shares can only be sold pursuant to some exemption from registration under the Securities Act.

(11)
The Duratech Shareholders recognize that investment in the New Shares involves substantial risks.  The Duratech Shareholders acknowledge that they have reviewed the risk factors identified in the periodic reports filed by UpSnap with the Commission.  The Duratech Shareholders further confirm that they are aware that no federal or state agencies have passed upon this transaction or made any finding or determination as to the fairness of this investment.

(12)	The Duratech Shareholders acknowledge that each stock certificate representing the New Shares shall contain a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) PURSUANT TO AN EXEMPTION FROM REGISTRATION AFFORDED BY REGULATION S AND HAVE NOT BEEN REGISTERED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE PURCHASER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.  THE HOLDER AGREES TO REFRAIN FROM HEDGING TRANSACTIONS PURSUANT TO THE REQUIREMENTS OF REGULATION S.

7.08           Securities Filings.

                             The Duratech Shareholders, as the controlling shareholders of UpSnap following the Closing Date, shall cause UpSnap to timely prepare and file all Securities Act and Exchange Act filings that may result from or be required in connection with the transactions contemplated in this Agreement, including the so-called “Super 8-K” pursuant to Item 2.01(f) of Form 8-K within four business days of Closing, which shall contain disclosures about Duratech and Duratech Subsidiaries of the type required by Form 10.

7.09           Sales of Securities under Rule 144, If Applicable.

                             (a)           UpSnap will use its best efforts to at all times satisfy the current public information requirements of Rule 144 promulgated under the Securities Act.

                             (b)           If any certificate representing any of the New Shares is presented to UpSnap’s transfer agent for registration or transfer in connection with any sales theretofore made under Rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to UpSnap and its counsel that such transfer has complied with the requirements of Rule 144, as the case may be, UpSnap will promptly instruct its transfer agent to allow such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of Rule 144, as the case may be, free of any stop transfer order or restrictive legend.

7.10           Transfer and Registration Rights of the Duratech Shareholders.

                             (a)           Mandatory Registration Rights.  Upon receipt of written demand by Duratech Shareholders who in the aggregate hold not less than twenty-five percent (25%) of the shares of common stock UpSnap then outstanding and who propose to register securities, UpSnap shall prepare, and, as soon as practicable but in no event later than 60 calendar days after the date of such notice, file with the SEC a registration statement or registration statements (as is necessary) under the Securities Act covering the resale of all of the such shares.  UpSnap shall use its best efforts to have the registration statement declared effective by the SEC as soon as practicable, but in no event later than 120 calendar days after the date notice is received.  Notwithstanding the foregoing, UpSnap shall not be obligated to effect any registration pursuant to Section 6.08 (i) any earlier than 60 calendar days after the filing with the Commission of UpSnap’s annual report on Form 10-K for the fiscal year ended 2008, (ii) after UpSnap has effected one (1) such registration pursuant to this Section 6.08(a) and such registration has been declared or ordered effective, (iii) if in the good faith judgment of the board of directors of UpSnap, such registration would be seriously detrimental to UpSnap and the board of directors concludes, as a result, that it is essential to defer the filing of such registration statement at such time, (iv) or if all shares requested to be included in the registration may be publicly sold without any restriction under the Securities Act.

                             (b)           Piggy Back Registration Rights.

                                             (i)           If UpSnap determines, including as required under any demand registration rights agreement, to register any of its common stock or securities convertible into or exchangeable for common stock under the Securities Act on a form which is suitable for an offering for cash or shares of UpSnap held by third parties and which is not a registration solely to implement an employee benefit plan, a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the SEC is applicable, UpSnap will promptly give written notice to the Duratech Shareholders of its intention to effect such a registration.  Subject to subsection (ii) below, UpSnap shall include all of the shares that the Duratech Shareholders requested to be included in such a registration by a written notice delivered to UpSnap within fifteen (15) days after the notice given by UpSnap.

                                             (ii)           If the registration, as described in subsection (i) above, involves an underwritten offering, UpSnap will not be required to register shares in excess of the amount that the principal underwriter reasonably and in good faith recommends may be included in such offering (a “Cutback”), which recommendation, and supporting reasoning, shall be delivered to the Duratech Shareholders.  If such a Cutback occurs, the number of shares that are entitled to included in the registration and underwriting shall be allocated in the following manner: (i) first, to UpSnap for any securities it proposes to sell for its own account, (ii) second, to the Duratech Shareholders for shares requiring such registration, and (iii) third, to other holders of stock of UpSnap requesting inclusion in the registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration.

                                             (iii)           All costs and expenses of any such registration statement shall be paid by UpSnap, other than sales commissions and the expenses of any separate legal counsel engaged by the Duratech Shareholders.

                                             (iv)           The piggy-back registration rights granted to the Duratech Shareholders hereunder will continue unless and until counsel to UpSnap shall render an opinion to the Duratech Shareholders that such registration is not required under the Securities Act and the shares may be sold by them free of restriction.

          (v)           The New Shares issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Securities Act and applicable state laws and regulations.

7.11           Transfer of UpSnap Assets.

                             UpSnap agrees to transfer to Philipp, or a company which he controls, at Closing all of the assets and liabilities of UpSnap as detailed in the Asset Purchase Agreement to Philipp, who, in turn, hereby agrees to indemnify and hold harmless UpSnap from and against any and all such liabilities, as such term is defined under GAAP.

ARTICLE VIII
MISCELLANEOUS

8.01           Brokers.

                             No broker’s or finder’s fee will be paid in connection with the transaction contemplated by this Agreement.

8.02           No Representation Regarding Tax Treatment.

                             No representation or warranty is being made by any party to any other party regarding the treatment of this transaction for federal or state income taxation.  Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party’s legal, accounting, or other adviser.

8.03           Governing Law.

                             This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Nevada without giving effect to principles of conflicts of law thereunder. The parties attorn to the jurisdiction of the Province of Alberta, Canada regarding any disputes arising pursuant to this Agreement.

8.04           Notices.

                             Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to UpSnap, to:

UpSnap Inc. 134 Jackson Street, Suite 203 Davidson, NC 20836 Attn: Tony Philipp

If to the Duratech Shareholders:

Mr. Peter van Hierden 2920 9th Avenue N Lethbridge, Alberta T1H 5E4 Canada

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, five days after the date so mailed, or one day after the date so sent by overnight delivery.

8.05           Attorney’s Fees and Related Closing Expenses.

                             The parties have agreed that Duratech will pay for its own legal expenses and for the first $5,000 of legal or other related closing expenses incurred by UpSnap related to this transaction, and then 50% of the next $10,000 of UpSnap legal or other related closing expenses, thus paying a total of $10,000 in UpSnap expenses.

                             In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties, as determined by a final judicial determination, shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

8.06           Document; Knowledge.

                             Whenever, in any section of this Agreement, reference is made to information set forth in the documents provided by UpSnap or the Duratech Shareholders, such reference is to information specifically set forth in such documents and clearly marked to identify the section of this Agreement to which the information relates.  Whenever any representation is made to the “knowledge” of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

8.07           Entire Agreement.

                             This Agreement and the Asset Purchase Agreement represent the entire agreement between the Parties relating to the subject matter hereof.  All previous agreements between the Parties, whether written or oral, have been merged into this Agreement. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

8.08           Severability.

                             If any provision of this Agreement or the application of such provision to any person or circumstance shall be held invalid or unenforceable, the remainder of this Agreement or the application of such provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and this Agreement shall be construed as if such invalid or unenforceable provision were not contained herein.

8.09           Survival, Termination.

                             The representations, warranties, and covenants of the respective Parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of one year from the Closing Date, unless otherwise provided herein.

8.10           Counterparts.

                             This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. In addition, facsimile or electronic signatures shall have the same legally binding effect as original signatures.

8.11           Amendment or Waiver.

                             Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

8.12           Public Announcements.

                             The Parties shall consult with one another in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.  Notwithstanding the foregoing, however, no prior consent shall be required if any such disclosure is required by law, in which case the disclosing party shall use its reasonable best efforts in good faith to provide the other party with prior notice of such public statement, filing or other communication and incorporate into such public statement, filing or other communication the reasonable comments of the other party.

8.13           Public Filings.

                             UpSnap agrees to be responsible for preparing and filing the Form 10-Q for the quarter ended June 30, 2008. Provided the share exchange has closed, the Duratech majority shareholders of UpSnap and the new management agrees to be responsible for subsequent periodic filings.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

UpSnap:	Philipp:

UPSNAP INC.	TONY PHILIPP

By /s/ Tony Philipp	/s/ Tony Philipp
Tony Philipp	(In His Individual Capacity)
President & CEO

The Duratech Shareholders:

PETER VAN HIERDEN

/s/ Peter van Hierden
(In His Individual Capacity)

JANET VAN HIERDEN

/s/ Janet van Hierden
(In Her Individual Capacity)

JASON VAN HIERDEN

/s/ Jason van Hierden
(In His Individual Capacity)

BRENDON VAN HIERDEN

/s/ Brendon van Hierden
(In His Individual Capacity)

GEORGE SAWATSKY

/s/ George Sawatsky
(In His Individual Capacity)

DURATECH GROUP, INC.

/s/ Peter van Hierden
Name: Peter van Hierden
Title: Chairman & CEO

APPENDIX B

ASSET PURCHASE AGREEMENT

AMONG

UPSNAP, INC.

UPSNAP SERVICES, LLC

AND

TONY PHILIPP

Dated:  August 29, 2008

ASSET PURCHASE AGREEMENT

AGREEMENT (this “Agreement”), made and entered into as of this 29th day of August, 2008, by and among UpSnap Services, LLC, a North Carolina limited liability company (“Services”), UpSnap, Inc., a Nevada corporation (“Seller”) and Tony Philipp, (“Philipp,” who together with Services, are the “Purchaser”).

WHEREAS, Seller has been engaged in the business of providing mobile information search services in Davidson, North Carolina (the “Business”);

WHEREAS, Philipp has been the president, chief executive officer and a director of the Seller and is also the managing member of Services;

WHEREAS, Seller has agreed to  acquire the business of Duratech Group, Inc. in exchange for the issuance to the Duratech shareholders of more than a majority of  Seller’s capital stock pursuant to a Share Exchange Agreement (the “Share Exchange Agreement”), and no longer desires to continue the Business;

WHEREAS, the board of directors of Seller, acting independently of Philipp, after recent discussions with third parties, have agreed to sell Seller’s assets (“Transferred Assets”) comprising the Business to the Purchaser upon the terms and conditions set forth in this Agreement;

WHEREAS, this Agreement has been signed on the same day as the Share Exchange Agreement and shall close on the day after the Closing Date (as defined) under the Share Exchange Agreement,

WHEREAS, all the Transferred Assets are set forth on Exhibit A annexed hereto, which Transferred Assets excludes all of Seller’s franchise rights, goodwill and all rights of every kind and character, tangible or intangible; and

WHEREAS, as part of the sale of the Business, Seller will assign to Purchaser and Purchaser will assume from Seller, the Assumed Liabilities (as hereinafter defined) of Seller, upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

ARTICLE I
GENERAL

SECTION 1.01   Agreement to Purchase and Sell

Upon the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties contained herein, Seller agrees to sell, convey, transfer, assign and deliver to Purchaser the Transferred Assets, and Purchaser agrees to purchase from Seller, the Transferred Assets.

SECTION 1.02   Assumed Liabilities.

            Upon the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties contained herein, from and after the Closing Date, Purchaser shall assume and discharge all of the liabilities (the “Assumed Liabilities) of Seller as defined under generally accepted accounting principles, consistently applied (“GAAP”), (i) known and outstanding as of the Closing Date, including those liabilities identified and listed on Exhibit B annexed hereto and (ii) liabilities related to the Business asserted or arising after the Closing Date with respect to claims accruing before or after the Closing Date.  Seller shall transfer to Purchaser, in cash, the “Seller Contribution” of One Hundred Thirty Thousand Dollars ($130,000.00) upon Closing under this Agreement as contribution solely toward payment and discharge of the Assumed Liabilities.  Seller shall remain responsible for all liabilities of Seller other than the Assumed Liabilities.

SECTION 1.03   Consideration.  As consideration for the purchase of the Transferred Assets from the Seller, Services and Phillip covenant and agree to satisfy and discharge the Assumed Liabilities.

SECTION 1.04   Instruments of Transfer; Further Assurances.

Concurrently with the execution and delivery of this Agreement and the Closing hereunder, Seller and Purchaser shall execute and deliver to each other a completed Deed of General Conveyance, Transfer and Assignment, in the form attached as Exhibit C hereto ("General Conveyance, Transfer and Assignment").

SECTION 1.05   The Closing.

The consummation of the transactions contemplated by this Agreement shall take place at a closing (the “Closing”) which shall occur on the day after the Closing Date under the Share Exchange Agreement, or at such later date as the parties may mutually agree.  At the Closing, the Seller Contribution shall be delivered to Purchaser, the parties shall execute and deliver the Deed of General Conveyance, Transfer and Assignment for the Transferred Assets and assumption of the Assumed Liabilities, and Seller shall deliver the books and records related to the Business.

The Closing shall take place at 134 Jackson Street, Suite 203, Davidson, NC 28036

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser as follows:

SECTION 2.01   Due Organization.

Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and is duly licensed and authorized or qualified to carry on its business in the places and in the manner as now conducted except where the failure to be so authorized or qualified would not have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of Seller.
SECTION 2.02   Authorization; Non-Contravention; Approvals.

(a)  Seller has the full legal right, power and authority to enter into this Agreement and to consummate the sale of the Business and the other transactions contemplated hereby.  Seller has the full legal right, power and authority to enter into this Agreement.  The execution, delivery and performance of this Agreement have been approved by the Board of Directors of Seller.  This Agreement has been duly and validly executed and delivered by Seller, and, assuming the due authorization, execution and delivery hereof by Purchaser, constitutes a valid and binding agreement of Seller, enforceable against Seller in accordance with its terms.

(b)  The execution and delivery of this Agreement by Seller does not, and the consummation by Seller of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the Transferred Assets under any of the terms, conditions or provisions of (i) the organizational documents of Seller, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Seller or the Business or (iii) any agreement, note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, lease or other instrument, obligation or agreement of any kind to which Seller is now a party related to the Business, excluding from the foregoing clauses (ii) and (iii) such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances that would not, in the aggregate, have a material adverse effect on the Business, subject to the consent of the lessor of the premises (the “Premises”) where the Business is conducted and Purchaser shall be responsible for obtaining such consent.  No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, in the aggregate, have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of the Business.

SECTION 2.03   Liabilities and Obligations.

Since June 30, 2008, Seller has not incurred any liabilities of any kind, character or description, whether accrued, absolute, secured or unsecured, contingent or otherwise, which are part of the Assumed Liabilities, other than liabilities incurred in the ordinary course of business.  All of the Assumed Liabilities have been incurred by Seller in arms’ length transactions in the ordinary course of business consistent with past practices.

SECTION 2.04   Assets.

Exhibit A is an accurate list of all the property of Seller constituting the Transferred Assets.  The Transferred Assets comprise the assets that are material to the operation of the Business.  Seller has good and marketable title to the Transferred Assets, subject to no mortgage, pledge, lien, claim, conditional sales agreement, encumbrance or charge unless previously disclosed to Purchaser. The sale of the Transferred Assets hereunder will transfer to Purchaser good and marketable title to the Transferred Assets subject to no mortgage, pledge, lien, claim, conditional sales agreement, encumbrance or charge, except as previously disclosed to Purchaser.

SECTION 2.05   Material Contracts.

To the best of its knowledge, Seller has complied with all material commitments and obligations pertaining to the Business under its material contracts, and is not in default under any such contracts, no written notice of default has been received by Seller.

SECTION 2.06   Permits.

The licenses, operating authorizations, franchises, permits and other governmental authorizations previously disclosed by Seller to Purchaser related to the Business are valid, and Seller has not received any written notice that any governmental authority intends to cancel, terminate or not renew any such license, operating authorization, franchise, permit or other governmental authorization.  Seller holds all licenses, operating authorizations, franchises, permits and other governmental authorizations, the absence of any of which could have a material adverse effect on the Business.  Seller has conducted and is conducting the Business in substantial compliance with the requirements, standards, criteria and conditions set forth in its licenses, operating authorizations, franchises, permits and other governmental authorizations as well as the applicable orders, approvals and variances related thereto, and is not in violation of any of the foregoing except for any violations that would not have a material adverse effect on the Business.  Except as specifically disclosed to Purchaser, the transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded to Seller by, any such material licenses, operating authorizations, franchises, permits and other government authorizations.

SECTION 2.07   Litigation and Compliance with Law.

There are no claims, actions, suits or proceedings, pending or threatened, against or affecting the Business, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over Seller.  No notice of any claim, action, suit or proceeding, whether pending or threatened, has been received by Seller with respect to the Business, and there is no basis therefor.  Seller has conducted for the past five years and does conduct the Business in compliance with all material laws, regulations, writs, injunctions, decrees and orders applicable to the Business.

SECTION 2.08   Taxes.

For purposes of this Agreement, the term "Taxes" shall mean all taxes, charges, fees, levies or other assessments including, without limitation, income, gross receipts, excise, property, sales, withholding, social security, unemployment, occupation, use, service, service use, license, payroll, franchise, transfer and recording taxes, fees and charges, imposed by any government or subdivision or agency thereof, whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, fines, penalties or additional amounts attributable to or imposed with respect to any such taxes, charges, fees, levies or other assessments.  Since October 1, 2004, Seller has timely filed all requisite tax returns for all fiscal periods ended on or before the date of this Agreement or has filed for extensions for such returns, and has duly paid in full or made adequate provision for the payment of all Taxes.

SECTION 2.09   Absence of Changes.

Since June 30, 2008, Seller has conducted the Business in the ordinary course of business and, except as disclosed in Seller’s Form 10-QSB for the fiscal quarter ended June 30, 2008 (the “June 2008 Form 10-QSB”), there has not been:

(i)	any material adverse change in the operations, properties, condition (financial or other), assets, liabilities (contingent or otherwise), income or business of the Business;

(ii)	any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the Business or Transferred Assets;

(iii)	any work interruptions, labor grievances or claims filed, or any proposed law, regulation or event or condition of any character materially adversely affecting the Business;

(iv)	any sale or transfer, or any agreement to sell or transfer, any of the material Transferred Assets;

(v)	any increase in Seller's indebtedness, other than accounts payable incurred in the ordinary course of business, that are part of the Assumed Liabilities; or

(vii)	any material breach, amendment or termination of any material contract, agreement, license, permit or other right to which Seller is a party related to the Business.

SECTION 2.10   Operation only in the Ordinary Course of Business

The Seller hereby covenants and agrees to operate the Business only in the ordinary course during the period between the signing of this Agreement and the Closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SERVICES AND PHILIPP

Services and Phillipp, jointly and severally, represent and warrant to Seller as follows:

SECTION 3.01   Due Organization.

Services is a limited liability company duly organized and validly existing and in good standing under the laws of the State of North Carolina and is duly licensed and authorized or qualified to carry on its business in the places and in the manner as now conducted except where the failure to be so authorized or qualified would not have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of Services.  The membership records and minute books of Services that have been made available to Seller are correct and complete.  Other than activities related to its formation and this Agreement, Services has not engaged in any activities.  Services has adequate capital to conduct the Business  and to fulfill its obligations under this Agreement for a period of at least one year after the Closing Date.

SECTION 3.02   Authorization; Non-Contravention; Approvals.

Services and Philipp each has all necessary power and authority to enter into this Agreement to perform fully their respective obligations hereunder and to carry out the transactions contemplated hereby.  The execution, delivery and performance by Services of this Agreement and the transactions contemplated hereby have been duly authorized by Services by all necessary action.  This Agreement has been duly executed and delivered by Services and Philipp, and constitutes a legal, valid and binding obligation of Services and Philipp, enforceable against each of them in accordance with its terms.

SECTION 3.03   No Violation.

Neither the execution and delivery by Purchaser of this Agreement nor the consummation by Purchaser of the transactions contemplated hereby (i) will violate its organizational documents or Operating Agreement of Services, (ii) will result in any breach of or default under any provision of any contract of any kind to which Purchaser is a party or by which Purchaser is bound, (iii) is prohibited by or requires Services to obtain any consent, authorization or approval of, or make any filing with, any governmental authority that has not been obtained, other than a consent for the Premises, or (iv) will violate any judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority having jurisdiction over Purchaser, in each case in such a way as would have a material adverse effect on Purchaser’s ability to perform the terms of this Agreement.

SECTION 3.04   Litigation and Compliance with Law.

There are no claims, actions, suits or proceedings, pending or threatened, against or affecting Purchaser, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over Purchaser.  No notice of any claim, action, suit or proceeding, whether pending or threatened, has been received by Purchaser, and there is no basis therefor.

SECTION 3.05   Knowledge

By reason of having been an executive officer, director and principal stockholders of Seller, Philipp is fully familiar with the operations, financial condition and capital needs of the Business, including the composition of the Transferred Assets being the assets necessary to conduct the Business as presently conducted and the Assumed Liabilities, and understands the prospects and risks of operating the Business as described in the June 2008 Form 10-QSB.  Purchaser is not relying on any representations (oral or written) made by Seller regarding the Business other than those expressly set forth by Seller in this Agreement.

ARTICLE IV
COVENANTS

SECTION 4.01   Use of Seller Contribution.

Services and Philipp covenant and agree that immediately after the Closing they shall use the Seller Contribution expressly for the purpose of paying off and discharging the Assumed Liabilities as set forth on Schedule B, of Seller, and for no other purpose.  Services and Philipp further covenant and agree that they shall not use any portion of the Seller Contribution for payment of deferred or future compensation or other employee benefits of Philipp.  Moreover, after the Closing, Services and Philipp shall pay all liabilities of the Business as they arise, regardless as to when the liability was incurred.

SECTION 4.02   Facilities

Seller shall cooperate with Purchaser for the transfer of the Premises and the related facilities, such as telephone and DSL lines, to Services, provided that Seller shall not be required to undertake any contractual obligations with respect to such transfers, and that any deposits previously made by Seller for such facilities shall be refunded to Seller.

ARTICLE V
CONDITIONS OF CLOSING

Section 5.01   Conditions to the Obligations of the Purchaser and Phillip to Close

The obligations of the Purchaser and Philipp to consummate the transactions contemplated herein shall be subject to the satisfaction or waiver of the following conditions:

(i)             The truth and accuracy of the Seller’s representation, warranties and the covenants contained herein both on the date of signing of this Agreement and on the Closing.

(ii)            The transactions contemplated by the Share Exchange Agreement shall have been consummated the day before the Closing under this Agreement.

(iii)           Seller shall have transferred to Purchaser, in cash, the “Seller Contribution” of One Hundred Thirty Thousand Dollars ($130,000.00) upon Closing of this Agreement as contribution solely toward payment and discharge of the Assumed Liabilities.

(iv)           The parties shall have executed and delivered to each other a signed Deed of General Conveyance, Transfer and Assignment for the Transferred Assets and assumption of the Assumed Liabilities

Section 5.02   Conditions to the Obligations of the Seller to Close

The obligations of the Seller to consummate the transactions contemplated herein shall be subject to the satisfaction or waiver of the following conditions:

(i)             The truth and accuracy of the Purchaser’s and Phillip’s representations, warranties and the covenants contained herein both on the date of signing of this Agreement and on the Closing.

(ii)            The transactions contemplated by the Share Exchange Agreement shall have been consummated the day before the Closing under this Agreement.

(iii)           The parties shall have executed and delivered to each other a signed Deed of General Conveyance, Transfer and Assignment for the Transferred Assets and assumption of the Assumed Liabilities.

ARTICLE VI
INDEMNIFICATION

SECTION 6.01   General Indemnification by Purchaser and Philipp.

Services and Philipp, jointly and severally, covenant and agree that they will indemnify, defend, protect and hold harmless Seller, and its officers, directors and stockholders (other than Philipp) (collectively, the “Indemnified Parties”) at all times from and after the date of this Agreement until the Expiration Date from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) incurred by Seller as a result of or arising from (i) any breach of the representations and warranties of  Services or Philipp set forth herein or in the schedules to this Agreement or (ii) any breach or non-fulfillment of any covenant or agreement on the part of Services or Philipp under this Agreement, including claims by third parties with respect to non-payment of any Assumed Liabilities or other liabilities of the Business arising after the Closing regardless as to when the liabilities were incurred; provided, however, that the liability of Philipp under this Section 6.01 and elsewhere under this Agreement shall be limited to an aggregate amount equal to One Hundred Thirty Thousand and No/100 Dollars ($130,000.00).

SECTION 6.02   Third Person Claims.

Promptly after an Indemnified Party has received notice of or has knowledge of the commencement or threatened commencement by a person not a party to this Agreement ("Third Person"), of a claim or of any action or proceeding by a Third Person of any claim for which indemnification may be sought under this Article VI (an “Indemnified Claim”), the Indemnified Party shall give to Purchaser (the “Indemnifying Party”) written notice of such Indemnified Claim.  Such notice shall state the nature and the basis of the Indemnified Claim and a reasonable estimate of the amount thereof; provided, however, that the failure to timely give such notice shall not affect the Indemnifying Party’s obligation except to the extent that it is financially harmed by the delay.  The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel, any such matter so long as the Indemnifying Party pursues the same diligently and in good faith.  If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in the defense thereof and in any settlement thereof.  Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party's possession or control.  The Indemnified Party shall have the right to select its own counsel and the Indemnifying Party will reimburse or make advances to the Indemnified Party for the expenses of its counsel.  After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability.  If the Indemnifying Party desires to accept a final and complete settlement of any such Third Person claim and the Indemnified Party refuses to consent to such settlement, then the Indemnifying Party's liability under this Section with respect to such Third Person claim shall be limited to the amount so offered in settlement by said Third Person and the Indemnified Party shall reimburse the Indemnifying Party for any additional costs of defense which it subsequently incurs with respect to such claim and all additional costs of settlement or judgment.  If the Indemnifying Party does not undertake to defend such matter to which the Indemnified Party is entitled to indemnification hereunder, or fails diligently to pursue such defense, the Indemnified Party may undertake such defense through counsel of its choice, at the cost and expense of the Indemnifying Party, and the Indemnified Party may settle such matter, and the Indemnifying Party shall reimburse the Indemnified Party for the amount paid in such settlement and any other liabilities or expenses incurred by the Indemnified Party in connection therewith, provided, however, that under no circumstances shall the Indemnified Party settle any Third Person claim without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

ARTICLE VII
MISCELLANEOUS

SECTION 7.01   Successors and Assigns.

This Agreement and the rights of the parties hereunder may not be assigned (except by operation of law) and shall be binding upon and shall inure to the benefit of the parties hereto, and the successors, heirs and administrators of Seller, Services and Philipp.

SECTION 7.02   Entire Agreement.

This Agreement (including the Exhibits attached hereto) and the documents delivered pursuant hereto constitute the entire agreement and understanding among Seller and Purchaser and supersede any prior agreement and understanding relating to the subject matter of this Agreement.  This Agreement may be modified or amended only by a written instrument executed by Seller and Purchaser, acting through their respective officers, duly authorized by their respective Managers or Boards of Directors.

SECTION 7.03   Notices

Any notice to be given under this Agreement shall be in writing and delivered either by recognized overnight courier or in person to the following addresses or to such other address as either party hereto may hereafter duly give to the other:

If to Seller:

If to Services or Philipp:

SECTION 7.04   Brokers and Agents.

Each party represents and warrants that it employed no broker or agent in connection with this transaction and agrees to indemnify the other against all loss, cost, damages or expense arising out of claims for fees or commissions of brokers employed or alleged to have been employed by such indemnifying party.

SECTION 7.05   Governing Law.

This Agreement shall be construed in accordance with the laws of the State of North Carolina (except for its principles governing conflicts of laws).

SECTION 7.06   Survival of Representations and Warranties.

The representations and warranties of Seller set forth in Article II shall not survive the Closing Date.  The representations, warranties and covenants of Services and Philipp sets forth in Articles III and IV shall survive the execution of this Agreement for a period of twelve (12) months from the date of this Agreement (which date is hereinafter called the "Expiration Date").

SECTION 7.07   Exercise of Rights and Remedies.

Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

SECTION 7.08   Reformation and Severability.

In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

SECTION 7.09   Expenses.

Each party will pay its fees, expenses and disbursements incurred by it and its agents, representatives, financial advisors, accountants and counsel in connection with the execution, delivery and performance of this Agreement and any amendments thereto.

SECTION 6.10   Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

SELLER:

UpSnap, Inc.

/s/ Paul Schmidt
By: Paul Schmidt
Its: CFO

SERVICES:

UpSnap Services, LLC

/s/ Tony Philipp
By: Tony Philipp
Its: Manager

                                                                                    PHILIPP

/s/ Tony Philipp
Tony Philipp (in his individual capacity)

APPENDI X C

PREFERRED STOCK EXCHANGE AGREEMENT

This PREFERRED STOCK EXCHANGE AGREEMENT (“Agreement”) is made effective as of January 8, 2009 by and among the individuals listed on the signature pages hereof (the “Sellers”) and UpSnap, Inc., a Nevada corporation (“UpSnap”).

Background

UpSnap is a Nevada corporation with its principal executive offices located at 2930 9th Avenue North, Lethbridge, Alberta, Canada  TIH 5E4.

Sellers, with one exception, are individual residents of Lethbridge, Alberta, Canada and are non-U.S. persons within the meaning of the Securities Act of 1933, as amended.

Sellers desire to sell and UpSnap desires to purchase all of the Sellers’ shares of  preferred stock, estimated to be not less than 3,198,362 shares of Preferred Stock of Duratech Group Inc., an Alberta corporation and majority owned subsidiary of UpSnap (“Duratech”), and up to 1,203,790 options on Preferred Stock of Duratech (collectively referred to as the “Duratech Securities”), pursuant to this Agreement, in exchange for the issuance by UpSnap of 338,938,010 shares of Common Stock, when the same are authorized, and the issuance of 127,568,470 options on Common Stock of  UpSnap, when the same are authorized  (collectively referred to as the “UpSnap Securities”), in a transaction intended to qualify as a tax free exchange pursuant to sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

The Preferred Stock of Duratech to be acquired by UpSnap is entitled to one vote per share, has a $1.00 liquidation preference and is not entitled to any dividend or conversion privilege. The options on Common Stock of UpSnap shall have substantially the same terms and conditions as the options on the Preferred Stock of Duratech.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

EXCHANGE OF DURATECH SECURITIES FOR UPSNAP SECURITIES

1.1           Exchange of Duratech Securities for UpSnap Securities.  Subject to the terms and conditions herein stated, Sellers hereby bargain, sell, transfer, exchange, convey and shall deliver to Upsnap, and Upsnap agrees to accept from Sellers, the Duratech Securities, in exchange for the issuance by UpSnap of 338,938,010 shares of Common Stock, when the same are authorized, to the Sellers and the issuance of 127,568,470 options on Common Stock of  UpSnap, when the same are authorized, and such Duratech Securities shall total not less than 3,198,362 shares of Preferred Stock of Duratech and up to 1,203,790 options on Preferred Stock of Duratech.  The exchange ratio for the exchange of both the Common Stock of UpSnap to the Preferred Stock of Duratech, and for the options on Common Stock of UpSnap to options on the Preferred Stock of Duratech shall be equal to 105.9723627 to one.

1.2           Value of Consideration.  The parties further agree that the value of the combined total of the UpSnap Securities issued in exchange for the Duratech Securities under this Agreement shall be deemed to be approximately the same as the value of the Duratech Securities acquired from Sellers, so that there is no gain or loss to either party as a result of this transaction.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLERS

Each of the Sellers, by signing this Agreement, represents and warrants as follows:

2.1           Experience.  Sellers have substantial experience in evaluating and investing in private placement transactions so that Sellers are capable of evaluating the merits and risks of their investment in UpSnap.  Sellers, by reason of their business or financial experience or the business or financial experience of their professional advisors who are neither affiliated with nor compensated by UpSnap or any affiliate or selling agent of UpSnap, have the capacity to protect their own interests in connection with the acquisition of the UpSnap Securities under this Agreement.

2.2           Purchase Entirely for Own Account.  This Agreement is made with the Sellers in reliance upon the Sellers’ representation to UpSnap, which by the Sellers’ execution of this Agreement the Sellers hereby confirm, that the UpSnap Securities to be received by the Sellers will be acquired for investment for each Seller’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Sellers have no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, the Sellers further represent that they do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the UpSnap Securities.

2.3              Restricted UpSnap Securities.  The Sellers understand that the UpSnap Securities they are purchasing are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from UpSnap in a transaction not involving a public offering and that under such laws and applicable regulations such UpSnap Securities may be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), only in certain limited circumstances.  In the absence of an effective registration statement covering the UpSnap Securities or an available exemption from registration under the Securities Act, the UpSnap Securities must be held indefinitely. In this connection, the Sellers represent that they are familiar with Rule 144 under the Securities Act, as presently in effect, and understand the resale limitations imposed thereby, including without limitation the Rule 144 condition that current information about UpSnap be available to the public, and that such information is now available.

2.4              Access to Data.  Sellers and their representatives have met with representatives of the UpSnap and have had the opportunity to ask questions of, and receive answers from, said representatives concerning UpSnap and the terms and conditions of this transaction as well as to obtain any information requested by Sellers. Any questions raised by Sellers or their representatives concerning the transaction have been answered to the satisfaction of Sellers and their representatives. Sellers’ decisions to purchase the UpSnap Securities are based in part on the answers to such questions as Sellers and their representatives have raised concerning the transaction and on their own evaluation of the risks and merits of the purchase and UpSnap’s proposed business activities.

2.5              Further Limitations on Disposition.  Without in any way limiting the representations set forth above, the Sellers further agree not to make any disposition of all or any portion of the UpSnap Securities unless and until the transferee has agreed in writing for the benefit of the UpSnap to be bound by this Section 2, and: (a) There is then in effect a registration statement under the  Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) (i) The Sellers shall have notified UpSnap of the proposed disposition and shall have furnished UpSnap with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by UpSnap, the Sellers shall have furnished UpSnap with an opinion of counsel, reasonably satisfactory to UpSnap that such disposition will not require registration of such UpSnap Securities under the Securities Act. It is agreed that UpSnap will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Sellers, if it is a partnership, to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Seller hereunder.

2.6              Legends.  It is understood that the certificates evidencing the UpSnap Securities may bear one or all of the following legends: (a) these Upsnap Securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the UpSnap Securities under such Act or an opinion of counsel satisfactory to the UpSnap Inc. that such registration is not required or unless sold pursuant to Rule 144 of such Act.  (b) Any legend required by the laws of the State of Nevada, including any legend required by the Nevada corporate law.

2.7              Further Representations by Foreign Investors.  If the Seller is not a United States person, such Seller hereby represents that they have satisfied themselves as to the full observance of the laws of  their home jurisdiction in connection with any purchase of the UpSnap Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the UpSnap Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consent that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the UpSnap Securities.  Sellers further represent that their purchase and payment for and continued beneficial ownership of the UpSnap Securities will not violate any applicable securities or other laws of their home jurisdiction.

2.8           Ownership of Duratech Securities.  Each Seller is the lawful record and beneficial owner of the Duratech Securities to be transferred to UpSnap or its designees, which shall be free and clear of all liens, encumbrances, restrictions and claims of every kind and character.  The delivery to UpSnap of the Duratech Securities pursuant to the provisions of this Agreement will transfer to UpSnap valid title thereto, free and clear of any and all encumbrances and free and clear of any and all of the terms and conditions of any pledge agreements and shall vest in UpSnap the sole voting and economic rights to the Duratech Securities.

2.9           Non-Issuer, Underwriter or Dealer.  Each Seller is not an issuer, underwriter or dealer within the meaning of Section 4(1) of the Securities Act of 1933, as amended.

2.10         Restrictions.  The certificates evidencing the Duratech Securities shall bear a legend restricting the transfer of the Duratech Securities, in accordance with Securities Act Rule 144.

            2.11         Authority.  The Sellers have all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby.  The Sellers have duly and validly executed and delivered this Agreement and execution and delivery of this Agreement by the parties constitutes the legal, valid and binding obligation of the Sellers, enforceable against the Sellers in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

            2.12         No Conflicts.  The execution and delivery by the Sellers of this Agreement and the consummation of the transactions contemplated hereby, do not and will not, by the lapse of time, the giving of notice or otherwise: (a) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which the Sellers are a party or by which the Sellers or any of their assets and properties are bound or affected; or (b) result in or require the creation of any lien upon the Duratech Securities or, except as otherwise provided in this Agreement, any of the assets and properties of any of the Sellers.

            2.13         Delivery of Medallion Signature-Guaranteed Stock Power.  Each Seller hereby represents and warrants that he or she shall deliver to UpSnap, if requested, a validly executed Medallion signature-guaranteed stock power covering all of the Duratech Securities owned by such Seller.  Such delivery of said stock power shall be via Federal Express or comparable express courier within 2 business days of the execution of this Agreement.  The Sellers agree that if this condition is not met, irreparable harm will be caused to UpSnap, such that this provision may be enforced by injunctive relief, and Sellers hereby agree to waive any objection to such injunctive relief.

           2.14          Regulation S Compliance.  The Sellers represent and warrant to, and covenant with, UpSnap as follows:

(1)
The Sellers are not a U.S. person and are not acquiring the UpSnap Securities for the account or for the benefit of any U.S. person and are not a U.S. person who purchased the UpSnap Securities in a transaction that did not require registration under the Act.

(2)
The Sellers agree to resell such UpSnap Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

(3)	The Sellers agree not to engage in hedging transactions with regard to such UpSnap Securities unless in compliance with the Act.
(4)
The Sellers consent to the certificate for the UpSnap Securities to contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving the shares of Common Stock of UpSnap may not be conducted unless in compliance with the Act.

(5)
The Sellers acknowledge that UpSnap has agreed to refuse to register any transfer of the UpSnap Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

(6)
The Sellers covenant and represent and warrant in favor of UpSnap that all of the representations and warranties set forth herein shall be true and correct at the time of closing as if made on that date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF UPSNAP

UpSnap hereby represents, warrants and covenants to and with the Sellers as follows:

3.1           Experience.  UpSnap and its representatives have substantial experience in evaluating and investing in private placement transactions so that they are capable of evaluating the merits and risks of UpSnap’s investment in Duratech.  UpSnap,  by reason of its business or financial experience or the business or financial experience of its professional advisors who are neither affiliated with nor compensated by Duratech or any affiliate or selling agent of Duratech, has the capacity to protect its own interests in connection with the purchase of the Duratech Securities under this Agreement.

3.2           Purchase Entirely for Own Account.  This Agreement is made with UpSnap  in reliance upon UpSnap’s representation to the Sellers, which by UpSnap’s execution of this Agreement UpSnap hereby confirms, that the Duratech Securities to be received by UpSnap will be acquired for investment for UpSnap’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that UpSnap has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, UpSnap further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Duratech Securities.

3.3           Restricted Duratech Securities.  UpSnap and its representatives understand that the Duratech Securities that UpSnap is purchasing are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Sellers in a transaction not involving a public offering and that under such laws and applicable regulations such Duratech Securities may be resold without registration under the Securities Act, only in certain limited circumstances.  In the absence of an effective registration statement covering the Duratech Securities or an available exemption from registration under the Securities Act, the Duratech Securities must be held indefinitely. In this connection, UpSnap and its advisors represent that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understand the resale limitations imposed thereby, including without limitation the Rule 144 condition that current information about Duratech be available to the public, and that such information is not now available.

3.4           Access to Data.  UpSnap and its representatives have met with representatives of Duratech and have had the opportunity to ask questions of, and receive answers from, said representatives concerning Duratech and the terms and conditions of this transaction as well as to obtain any information requested by UpSnap . Any questions raised by UpSnap  or its representatives concerning the transaction have been answered to the satisfaction of UpSnap  and its representatives. UpSnap 's decision to acquire the Duratech Securities is based in part on the answers to such questions as UpSnap  and its representatives have raised concerning the transaction and on their own evaluation of the risks and merits of the purchase and Duratech’s proposed business activities.

3.5           Accredited Investor.  UpSnap  is either (i) a "qualified institutional buyer" within the meaning of such term under paragraph (a) of Rule 144A under the Securities Act, or (ii) an "accredited investor" within the meaning of such term under paragraph (a) of Rule 501 of Regulation D under the Securities Act.

3.6           Further Limitations on Disposition.  Without in any way limiting the representations set forth above, UpSnap further agrees not to make any disposition of all or any portion of the Duratech Securities unless and until the transferee has agreed in writing for the benefit of the Sellers to be bound by this Section 3, and: (a) There is then in effect a registration statement under the  Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) (i) UpSnap shall have notified the Sellers of the proposed disposition and shall have furnished the Sellers with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Sellers, UpSnap shall have furnished the Sellers with an opinion of counsel, reasonably satisfactory to the Sellers that such disposition will not require registration of such Duratech Securities under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by UpSnap , if it is a partnership, to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original purchaser  hereunder.

3.7           Legends.  It is understood that the certificates evidencing the Duratech Securities may bear one or all of the following legends: (a) these Duratech Securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the Duratech Securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.  (b) Any legend required by the laws of the Province of Alberta, including any legend required by the Alberta corporate law.

3.8           Further Representations by Foreign Investors.  If it is not a United States person, the UpSnap  hereby represents that it has satisfied itself as to the full observance of the laws of its home jurisdiction in connection with any purchase of the Duratech Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Duratech Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consent that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Duratech Securities.  UpSnap  further represents that its purchase and payment for and continued beneficial ownership of the Duratech Securities will not violate any applicable securities or other laws of its home jurisdiction.

          3.9                      Authorization of Common Stock.  UpSnap hereby represents, warrants and agrees that it will take all corporate action that may be necessary as promptly as practicable to authorize  at least 338,938,010 shares of Common Stock, $.001 par value, and an additional 127,568,470 shares of Common Stock underlying the options to be issued pursuant to this Agreement.

ARTICLE IV

CONDITIONS TO SELLERS’ OBLIGATIONS

The acquisition of the UpSnap Securities by Sellers is conditioned upon the satisfaction or waiver, at or prior to the closing date,, of the following conditions:

            4.1           Truth of Representations and Warranties.  The representations and warranties of UpSnap  contained in this Agreement or in any Schedule delivered pursuant hereto shall be true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the closing date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

4.2           Performance of Agreements.  All agreements of UpSnap  to be performed pursuant to the terms hereof shall have been duly performed in all material respects.

4.3           No Injunction.  No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

            4.4           No Litigation.  There shall not be any action, suit or proceeding pending or threatened that seeks to (i) make the consummation of the transactions contemplated hereby illegal or otherwise restrict or prohibit consummation thereof or (ii) require the divestiture by any Seller or any affiliates of shares of stock or of any business, assets or property of any of its subsidiaries or affiliates, or impose any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties or stock and which, in either case, in the reasonable, good faith determination of such Seller has a significant likelihood of having a material adverse effect on such Seller.

            4.5           Authorization of the UpSnap Securities.  The UpSnap Securities shall be duly authorized by all necessary corporate and shareholder action and shall be issued and delivered to the Sellers at closing.

ARTICLE V

CONDITIONS TO UPSNAP’S OBLIGATIONS

The acquisition of the Duratech Securities by UpSnap  is conditioned upon the satisfaction or waiver, at or prior to the closing date,, of the following conditions:

            5.1           Truth of Representations and Warranties.  The representations and warranties of Sellers contained in this Agreement or in any Schedule delivered pursuant hereto shall be true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the closing date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

5.2           Performance of Agreements.  All agreements of each Seller to be performed pursuant to the terms hereof shall have been duly performed in all material respects.

            5.3           No Injunction.  No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

            5.4           No Litigation.  There shall not be any action, suit or proceeding pending or threatened that seeks to (i) make the consummation of the transactions contemplated hereby illegal or otherwise restrict or prohibit consummation thereof or (ii) require the divestiture by UpSnap  or any affiliates of shares of stock or of any business, assets or property of any of its subsidiaries or affiliates, or impose any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties or stock and which, in either case, in the reasonable, good faith determination of UpSnap  has a significant likelihood of having a material adverse effect on UpSnap.

ARTICLE VI

MISCELLANEOUS

            6.1           Expenses.  The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

6.2           Captions.  The Article and Section numbers used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

            6.3           Notices.  Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by facsimile or by registered or certified mail, postage prepaid, addressed, if to any of UpSnap or to the Sellers at the addresses set forth on the signature page hereof, or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopy or mailed.

6.4           Parties in Interest.  This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law.

6.5           Counterparts.  This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.  Any signature on this Agreement may be delivered by facsimile or other electronic transmission, so long as such signature is legible, and such facsimile signature shall be deemed to have the same legal and binding effect as an original for all purposes.

            6.6           Entire Agreement.  This Agreement, including the Exhibits and other documents referred to herein which form a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, and may not be altered or amended except by a writing signed by the party against whom enforcement of such amendment is sought.

6.7           Jurisdiction and Venue.  Each of the parties hereby: (a) irrevocably submits to the non-exclusive personal jurisdiction of any state or federal court sitting in Nevada, over any claim arising out of or relating to this Agreement and irrevocably agrees that all such claims may be heard and determined in such court; and (b) irrevocably waives, to the fullest extent permitted by applicable law, any objection it may now or hereafter have to the laying of venue in any proceeding brought in a state or federal court sitting in Nevada and any claim that any such proceeding brought in a state or federal court sitting in Nevada has been brought in an inconvenient forum.

6.8           Survival of Representations.  The representations and warranties set forth in this Agreement shall survive for two years after the date hereof.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by themselves or by their respective officers thereunto duly authorized, all as of the day and year first above written.

SELLERS:

/s/ Peter Van Hierden
Peter Van Hierden, an individual

/s/ Janet Van Hierden
Janet Van Hierden, an individual

/s/ Amanda Van Hierden
Amanda Van Hierden, an individual

/s/ Jason Van Hierden
Jason Van Hierden, an individual

/s/ Carlarene Van Hierden
Carlarene Van Hierden, an individual

/s/ Brendon Van Hierden
Brendon Van Hierden, an individual

/s/ George Sawatzky
George Sawatzky, an individual

/s/ Ron Aitkens
Ron Aitkens, an individual

/s/ Jolene Brobbel
Jolene Brobbel, an individual

/s/ Jerry Froese
Jerry Froese, an individual

/s/ Stacy Froese
Stacy Froese, an individual

/s/ Alvin Fritz
Alvin Fritz, an individual

/s/ Jack Friesen
Jack Friesen, an individual

/s/ Yvonne Friesen
Yvonne Friesen, an individual

/s/ Dave Ginter
Dave Ginter, an individual

/s/ Peter Van Hierden
Peter Van Hireden on behalf of
Global Kingdom Alliance, an Alberta Corporation

/s/ Brian Haayama
Brian Haayama, an individual

/s/ Anne Indenbosch
Anne Indenbosch, an individual

/s/ Dennis Indenbosch
Dennis Indenbosch, an individual

/s/ Jasmine Indenbosch
Jasmine Indenbosch, an individual

/s/ Kris Indenbosch
Kris Indenbosch, an individual

/s/ Leon Indenbosch
Leon Indenbosch, an individual

/s/ Shawn Indenbosch
Shawn Indenbosch, an individual

/s/ Anne Indenbosch
Anne Indenbosch on behalf of
Indenbosch Auction Ltd., an Alberta Company

/s/ Larry Kyllo
Larry Kyllo, an individual

/s/ Margaret Kyllo
Margaret Kyllo, an individual

/s/ Darlene Lamond
Darlene Lamond, an individual

/s/ Dave Neels
Dave Neels, an individual

/s/ Kevin Owczar
Kevin Owczar, an individual

/s/ Delbert Pener
Delbert Penner, an individual

/s/ Jody Vandekraats
Jody Vandekraats, an individual

/s/ Richard A.von Gnechten_
Richard A. von Gnechten, an individual

/s/ David DenHollander
David DenHollander, an individual

UPSNAP:

UPSNAP, INC.

By: /s/ Peter Van Hierden
       Peter Van Hierden
       Chief Executive Officer

APPEND IX D

ROSS MILLER Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299 (775) 684 5708
Website:  www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

    UPSNAP, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

    See Annex A attached hereto.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:_______ %

4. Effective date of filing: (optional)

5. Signature: (required)                                                                                                                 (must not be later than 90 days after the certificate is filed)

X_______________________________________________________
Signature of Officer                       Peter Van Hierden, President and CEO

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.                                                                                                                                                          Nevada Secretary of State Amend Profit-After
                                                                                                                                                                                                           Revised:  7-1-08

ANNEX A TO
Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

2.      The articles have been amended as follows (provide article numbers, if available):

Article I of the Articles of Incorporation is amended in its entirety to provide that the name of the corporation shall be Duratech Group Inc.

Article IV of the Articles of Incorporation is amended by substituting in lieu of the first sentence thereof the following:

The Corporation shall have authority to issue One Billion Ten Million(1,010,000,000) shares of capital stock of which One Billion (1,000,000,000) shares shall be designated “Common Stock,” par value of $0.001 per share, and Ten Million (10,000,000) shares shall be designated “Preferred Stock,” par value of $0.001 per share.

Common Stock.  The Common Stock shall have full voting rights of one vote per share and shall be non-assessable, not being subject to assessment to pay the debts of the Corporation.

Preferred Stock. The Board of Directors of the Corporation shall have authority to prescribe and issue the Preferred Stock in one or more series and to prescribe the number of shares constituting and the designation of each such series of Preferred Stock and the rights, voting powers, designations, preferences, privileges, limitations, dividend rights, dividend rates, conversion rights, terms of redemption (including sinking fund provisions), redemption prices, and liquidation preferences; provided, however, that, if more than one series of Preferred Stock is issued, the Board of Directors shall, by resolution, prescribe a distinguishing designation for each such series; and provided, further, that the rights prescribed by the Board of Directors with respect to voting powers, designations, preferences, limitations, restrictions, relative rights, and distinguishing designations must be described in a resolution of the Board of Directors prior to the issuance of such shares and a certificate describing such rights must be filed in accordance with Nevada law.

APPENDIX E

--------------------

CONSOLIDATED AUDITED FINANCIAL STATEMENTS

UpSnap Inc. F/K/A Duratech Group Inc.

January 31, 2009

-------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FI RM

To the Board of Directors and

Stockholders of Duratech Group, Inc. F/K/A Duratech Contracting, Inc.

We have audited the accompanying consolidated balance sheets of UpSnap Inc. F/K/A Duratech Group, Inc. as of January 31, 2009 and 2008, and the related consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the years in the two-year period ended January 31, 2009. UpSnap Inc. F/K/A Duratech Group, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UpSnap Inc. F/K/A Duratech Group, Inc. as of January 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the two-year period ended January 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note K to the financial statements, the Company has suffered a loss and has a net deficiency. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note K. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Traci J. Anderson, CPA
Traci J. Anderson, CPA
Huntersville, NC
May 14, 2009

UpSnap Inc. F/K/A Duratech Group, Inc.
Consolidated Balance Sheet

	As of	As of
	January 31, 2009	January 31, 2008
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-
Accounts Receivable--Related Party	-	$89,289
Accounts Receivable	812,355	466,522
Other Receivables (Deposits/Holdback)	117,973	-
Inventory	1,947,581	2,193,015
TOTAL CURRENT ASSETS	3,542,131	2,748,826

OTHER ASSETS	365,934	-
PROPERTY, PLANT, AND EQUIPMENT, NET	638,305	190,969
TOTAL ASSETS	$3,882,148	$2,939,795

LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)
LIABILITIES
CURRENT LIABILITIES:
Bank Overdraft	$319,263	$539,319
Notes Payable, current	2,136,664	1,597,324
Shareholder Notes Payable, current	70,308	662,743
Accounts Payable and Accrued Liabilities	961,195	290,481
Customer Deposits	273,289	53,682
TOTAL LIABILITIES	3,760,719	3,143,549

STOCKHOLDERS' EQUITY/(DEFICIT)
Preferred Non-Voting Shares, Class C, unlimited shares authorized, 158,096 issued	-	38,000
Class, A, B, and C Common Voting Shares, unlimited shares authorized, 195,514 issued	-	9,776
Class D, E, and F non-voting shares, unlimited authorized, none issued	-	-
Common Stock ($.001 par value, 97,500,000 authorized; 75,224,676 issued and outstanding)	75,225
Paid in Capital	1,403,688	(52,160)
Retained Earnings/(Accumulated Deficit)	(1,357,484)	(199,370)
TOTAL STOCKHOLDERS' EQUITY/(DEFICIT)	(121,429)	(203,754)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)	$3,882,148	$2,939,795

The accompanying notes are an integral part of these financial statements.

UpSnap Inc. F/K/A Duratech Group, Inc.
Consolidated Statement of Operations

	For the years ended January 31,
	2009	2008
SALES AND COST OF SALES
Sales	$6,678,563	$4,974,460
Cost of Sales	4,626,923	4,115,888
Gross Profit	2,051,640	858,572

EXPENSES
Selling, general and administrative	991,689	396,670
Payroll Expense	1,712,613	489,321
Bad Debt Expense	62	3,746
Depreciation	124,397	21,598
TOTAL EXPENSES	2,828,761	911,335

Net Income/(Loss) from Operations	(777,121)	(52,763)

OTHER INCOME/(EXPENSE)
Other Income	-	-
Interest Expense	(277,653)	(48,704)
Interest Income	3,781	2,600
NET OTHER INCOME/(EXPENSE)	(273,872)	(46,104)

NET INCOME/(LOSS) FROM CONTINUED OPERATIONS	(1,050,993)	(98,867)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign Currency Translation Gain/(Loss)	115,077	(5,868)

COMPREHENSIVE INCOME (LOSS)	(935,916)	(104,735)

The accompanying notes are an integral part of these financial statements.

UpSnap Inc. F/K/A Duratech Group, Inc.
Consolidated Statement of Stockholders' Deficit

	Duratech (Pre-Merger)		Duratech (Pre-Merger)		UpSnap (Post-Merger)
	Preferred Shares--Class C		Class A		Class A
	Stock	Shares	Stock	Shares	Stock	Shares	Paid in Capital/(Distributions)	Retained Earnings/(Accumulated Deficit)
Balances, February 1, 2007	158,096	$38,000	222,693	$11,443	$-	$-	$(24,035)	$89,732
Adjustment to Stock	-	-	(27,179)	(1,467)	-	-	-	-
Negative Equity from Structures Acquisition	-	-	-	-	-	-	-	(184,367)
Net Income (loss)	-	-	-	-	-	-	-	(98,867)
Comprehensive Income (Loss)	-	-	-	-	-	-	-	(5,868)
Balances, January 31, 2008	158,096	$38,000	195,514	$9,976	$-	$-	$(52,160)	$(199,370)
Adjustment to Stock (Reverse Merger)	(158,096)	(38,000)	(195,514)	(9,976)	73,720	73,719,666	$1,027,205	-
Net Income (loss)	-	-	-	-	-	-	-	(1,050,993)
Comprehensive Income (Loss)	-	-	-	-	-	-	-	115,077
Issuance of New Shares	-	-	-	-	1,505	1,505,010	428,643	-
Prior year adjustments	-	-	-	-	-	-	-	(222,198)
Balances, January 31, 2009	0	0	0	0	75,225	75,224,676	1,403,688	(1,357,484)

The accompanying notes are an integral part of these financial statements.

UpSnap Inc. F/K/A Duratech Group, Inc.
Consolidated Statements of Cash Flows

	For the years ended January 31,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income/(loss) from continued operations	$(1,050,993)	$(98,867)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Depreciation	124,397	21,598
Bad Debt Expense	62	3,746
Foreign Currency Translation Gain/(Loss)	115,077	(5,868)
Changes in Assets and Liabilities:
(Increase)/Decrease in Accounts Receivable	(345,833)	(364,378)
(Increase)/Decrease in Accounts Receivable--Related Party	89,289	(89,289)
(Increase)/Decrease in Current Portion of Loans and Notes Receivable	(539,340)	4,530
(Increase)/Decrease in Other Receivables	(117,973)	-
(Increase)/Decrease in Inventories	245,434	(1,789,061)
Increase/(Decrease) in Accounts Payable and Accrued Expenses	670,714	157,775
Increase/(Decrease) In Customer Deposits	219,607	53,682
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(589,559)	(2,106,132)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property, Plant, and Equipment	(447,336)	(99,696)
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(447,336)	(99,696)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds/(Payment) of Notes Payable	-	(9,471)
Proceeds/(Payment) of Shareholder Loans	-	(236,852)
Proceeds from Long-term Debt	-	1,454,770
Proceeds from Shareholder Loans	(592,435)	662,743
Issuance of shares for Equipment	431,653	-
Conversion of Shareholder Loans to Equity	592,435	-
Conversion of Duratech Stock for UpSnap Stock	825,298	-
Bank Overdraft	(220,056)	539,319
Proceeds/(Payment) from Share Redemption	-	(29,592)
Payment for Structures Acquisition	-	(184,367)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	1,036,895	2,196,550

NET INCREASE IN CASH AND
CASH EQUIVALENTS	-	(9,278)
CASH AND CASH EQUIVALENTS:
Beginning of Period	-	9.278

End of Period	$-	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Interest	$277,653	$131,850
Taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business —UpSnap, Inc. (“UpSnap” or “the Company”) was incorporated on July 24, 2003 under the laws of the State of Nevada.  The Company was a Development Stage Company, as defined by the Statement of Financial Accounting Standard (“SFAS”) No. 7 “Accounting and Reporting by Development Stage Enterprises”.

On August 29, 2008, UpSnap Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Company; Tony Philipp, an officer, director and shareholder of Company (“Philipp”); Duratech Group Inc., an Alberta, Canada corporation (“Duratech”) and the shareholders of Duratech (“Duratech Shareholders”), including Peter Van Hierden, a citizen of Alberta, Canada and owner directly or indirectly of approximately 96% of the share capital of Duratech (“Van Hierden”).

Upon closing of the share exchange transaction (the “Share Exchange”) on September 17, 2008, the Duratech Shareholders transferred all of their shares of common stock in Duratech to the Company in exchange for an agreement to issue to them an aggregate of 50,349,342 shares of Common Stock of the Company, resulting in Duratech becoming a majority owned subsidiary of the Company.

After the consummation of the transactions contemplated by the Share Exchange Agreement, the Company, on the day after the Closing Date, consummated the sale of its assets related to its mobile information search services, subject to assumption and payment of all of the Company’s liabilities related to periods prior to the closing, to UpSnap Services, LLC, a North Carolina limited liability corporation (“UpSnap Services”), which is owned by Philipp, pursuant to an Asset Purchase Agreement dated as of August 29, 2008 (the “Asset Purchase Agreement”). As part of the reverse merger, the Company will cease engaging in the mobile information search services business.

UpSnap, Inc.’s principal operations following the reverse-merger are conducted through Duratech Group Inc. (previously named Duratech Contracting Inc.)  Duratech commenced operations on December 18, 2002 as a small homebuilding company constructing about 5 homes a year until Peter Van Hierden (“Van Hierden”) bought out the majority partners and took control of the operations in July, 2007.  Shortly thereafter, Mr. Van Hierden identified a synergistic opportunity to acquire a modular oil camp factory which was also in distress and acquired the company in July, 2007.  Since that time management has been able to turn both these operations around and now seeks to grow the company organically and through additional acquisitions.

Duratech’s principle operations are building manufactured and stick-built homes and modular oil camps in Alberta and Saskatchewan, Canada which are experiencing very rapid growth primarily because of commodities such as oil, uranium and diverse mining.

Duratech manufactures and builds homes and modular sites for its marketplace, principally Alberta and Saskatchewan.  The Company has three principal products that it offers: First, the company builds on-site conventional homes; Second, the company builds ready-to-move (RTM) homes in factories and brings them on foundations to sell to end users; Third, the company builds modular comp sites for the oil mining industry; and Fourth, the company brings modular and manufactured homes from the United States where markets have been depressed and homes can be bought at discount prices.

On July 1st, 2007, Duratech Contracting Inc. acquired Duratech Structures Inc. (Previously known as Jobsite Structures).

In July 28, 2008, Duratech Contracting Inc. changed its name to become Duratech Group Inc.

Cash and Cash Equivalents —For purposes of the Consolidated Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates —The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Presentation and Foreign Currency Translation —These consolidated financial statement have been prepared in accordance with US generally accepted accounting principles (GAAP) and translated into U.S dollars. The prevailing exchange rate used to translate the Canadian dollars to U.S dollars at January 31, 2009 was 0.81248. The average was 0.907744.

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Presentation and Foreign Currency Translation (Continued)

Assets and liabilities denominated in respective functional currencies are translated into United States Dollars at the exchange rate as of the balance sheet date.  The share capital and retained earnings are translated at exchange rates prevailing at the time of the transactions.  Revenues, costs, and expenses denominated in respective functional currencies are translated into United States Dollars at the weighted average exchange rate for the period.  The effects of foreign currencies translation adjustments are included as a separate component of accumulated other comprehensive income.

Revenue Recognition — Revenues from long-term construction contracts (over one year) of the Duratech Contracting division are recognized using the percentage-of-completion method. Revenues from short-term contracts of the Duratech Structures division are recognized as the work is performed and related costs are incurred. Contract costs include all direct materials and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repair costs. General and administrative costs are charged to expense as incurred.

As a result of the global economic environment and decrease in natural resource prices, demand for on-site conventional homes (long-term construction contracts) have slowed slightly and prices have decreased up to 10% in some markets.  In regards to short-term contracts, the Company has found continued demand for ready-to-move (RTM) homes and a moderation of demand for modular camp sites for the oil mining industry.  The Company expects demand for modular camp sites accelerate with any increase in natural resource prices, principally oil and natural gas.

 Revenue and all related costs and expenses from house and land sales are recognized at the time that closing has occurred, when title and possession of the property and the risks and rewards of ownership transfer to the buyer, and we do not have a substantial continuing involvement in accordance with SFAS No. 66, “Accounting for Sales of Real Estate” (“SFAS 66”). In order to properly match revenues with expenses, we estimate construction and land development costs incurred and to be incurred, but not paid at the time of closing. Estimated costs to complete are determined for each closed home and land sale based upon historical data with respect to similar product types and geographical areas and allocated to closings along with actual costs incurred based on a relative sales value approach. We monitor the accuracy of estimates by comparing actual costs incurred subsequent to closing to the estimate made at the time of closing and make modifications to the estimates based on these comparisons.

Revenue is recognized for long-term construction contract sales on the percentage-of-completion method when the land sale takes place prior to all contracted work being completed. Pursuant to the requirements of SFAS 66, if the seller has some continuing involvement with the property and does not transfer substantially all of the risks and rewards of ownership, profit shall be recognized by a method determined by the nature and extent of the seller’s continuing involvement. In the case of our land sales, this involvement typically consists of final development activities. We recognize revenue and related costs as work progresses using the percentage-of-completion method, which relies on estimates of total expected costs to complete required work. Revenue is recognized in proportion to the percentage of total costs incurred in relation to estimated total costs at the time of sale. Actual revenues and costs to complete construction in the future could differ from our current estimates. If our estimates of development costs remaining to be completed and relative sales values are significantly different from actual amounts, then our revenues, related cumulative profits and costs of sales may be revised in the period that estimates change.

Comprehensive Income (Loss) —The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Cash and Bank Overdraft —Cash consists of cash, cash equivalents and checks issued in excess of cash on deposit. Cash is put in the Bank account which has a negative balance. For the purpose of the cash flow statement, Bank overdrafts are also classified as cash.

Advertising Costs —Advertising costs are expensed as incurred.  For the years ended January 31, 2008 and 2007, the company incurred $39,019 and $14,773 respectively.

Net Loss per Common Share —Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Income Taxes —Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes.”  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized.  Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments —The carrying amounts reported in the consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable — Accounts deemed uncollectible are written off in the year they become uncollectible.  For the years ended January 31, 2009 and 2008, no amounts were deemed uncollectible as of January 31, 2009.  Outstanding Accounts Receivable as of January 31, 2009 was $812,355.  Typical payment terms for short-term contracts are 30% down, 60% upon completion and 10% holdback to be released once the structure is on-site and attached.  Typical payment terms for stick-built homes (long-term construction contracts) are four draws from bank upon completion of backfill, lockup, ready-to-paint and at completion and a 10% holdback is held for 45 days to allow for builder liens by lawyer.  Accounts receivable are considered current as long as there is reasonable expectation that payments will be made as agreed upon or otherwise negotiated, but in no event longer than 12 months.  The Company evaluates collectability based on receiving payments as agreed upon or as otherwise negotiated.

Impairment of Long-Lived Assets — Using the guidance of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

Inventory —Inventory is stated at the lower of accumulated cost or fair value, as determined in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets” (“SFAS 144”). Accumulated cost includes costs associated with land acquisition, land development, and home construction costs, including certain direct and indirect overhead costs related to development and construction. Land acquisition and development costs are allocated to individual lots using actual lot cost determined based on the total expected land acquisition and development costs and the total expected home closings for the project. The specific identification method is used to accumulate home construction costs.

Cost of sales includes the construction cost of the home, the actual lot cost for the home or project, and commissions and closing costs applicable to the home. The construction cost of the home includes amounts paid through the closing date of the home.  Any costs incurred but not yet paid are expensed as incurred and are typically very nominal in nature because the construction projects have been completed before recorded as sales.  The construction cycles for the long-term construction projects (stick-built homes) are approximately one year and for the short-term construction projects (modular and ready-to-move homes) are approximately two to three months.

For those projects for which construction and development activities have been idled for an extended period of time, longer than three months, an impairment analysis will be performed to determine if an adjustment may be necessary.  If the fair market value of a home (based on comparable units in the market) is less than its cost, this would suggest impairment and an appropriate adjustment would be made.  Recent market activity has shown that such fair market value estimates are not very sensitive or subjective.  These analyses are performed on a regular basis and confirmed before filing documents with the Commission.

Property and Equipment —Property and equipment is stated at cost.  Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment.  The following table shows the estimated useful life used for each class of fixed asset:

Asset	Estimated Useful Life

Buildings	25	years
Shed	10	years
Tools and Equipment	5	years
Small tools and equipment	4	years
Computer and Office Equipment	3	years
Automobiles	3	years
Leasehold Improvements	5	years
Computer Hardware	2.5	years

The estimated annual depreciation expense is $124,397 per year.  Total depreciation expense for the years ended January 31, 2009 and 2008 were $124,397 and $21,598 respectively.

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Customer Deposits —The cash deposit received from customers when project in progress are shown in the balance sheet as current liabilities and apply against the revenue expected from customers when the project is terminated and the customers are billed. The deposit is without interest.

Recent Accounting Pronouncements —In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115”.  This statement permits entities to choose to measure many financial instruments and certain other items at value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments.  Effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. No entity is permitted to apply the Statement retrospectively to fiscal years preceding the effective date unless the entity chooses early adoption. Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In December 2007, the FASB issued SFAS 141(revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R will significantly change the accounting for business combinations in a number of areas including the treatment of contingent consideration, contingencies, acquisition costs, IPR&D and restructuring costs. In addition, under SFAS 141R, changes in deferred tax asset valuation allowances and acquired income tax uncertainties in a business combination after the measurement period will impact income tax expense. SFAS 141R is effective for fiscal years beginning after December 15, 2008.   Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In December 2007, the FASB issued SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests (NCI) and classified as a component of equity. This new consolidation method will significantly change the account with minority interest holders. SFAS 160 is effective for fiscal years beginning after December 15, 2008. Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment to FASB Statement No. 133.” SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement, which is expected to occur in the first quarter of 2009, is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.” The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts — An interpretation of FASB Statement No. 60.” SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement No. 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS No. 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended January 31, 2009 and 2008 is summarized as follows:

          Cash paid during the years for interest and income taxes:

	2009	2008

Interest	$277,653	$131,580
Income Taxes	$-	$-

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE C—PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of January 31, 2009:

Asset	Cost	Accumulated Depreciation	Net Book Value

Land	$32,855	$-	$32,855
Buildings	69,088	6,660	62,428
Tools and Equipment	457,908	72,045	385,863
Small Tools and Equipment	19,294	9,878	9,416
Computer and Office Equipment	47,002	22,473	24,529
Automobiles	97,485	55,486	41,999
Leasehold Improvements	99,752	18,537	81,215
	$823,384	$185,079	$638,305

One half of the depreciation is used in the year of acquisition.

NOTE D—INCOME TAXES

Due to the prior years’ operating losses and the inability to recognize an income tax benefit therefrom, there is no provision for current or deferred federal or state income taxes or Canadian taxes for the year ended January 31, 2009.  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

For the twelve month periods ended September 30, 2008 and 2007, prior to the reverse-merger with Duratech, the Company incurred net operation losses and accordingly, no provision for income taxes has been recorded.  In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.  For the period ending September 30, 2008, the Company had additional net operating loss carry-forward for its operations through September 17 prior to the completion of its share exchange agreement with Duratech.  The figures here reflect an estimate of those net operating loss carry-forward (see the Company’s 10-QSB for the period ending June 30, 2008 filed on August 13, 2008 for additional information).  Thus, at September 30, 2008, the Company had approximately $8,881,662 of accumulated net operating losses.  The net operating loss carry-forwards, if not utilized, will begin to expire in 2022.

The components of the Company’s deferred tax asset are as follows:

	Twelve Month Period Ended September 30	Twelve Month Period Ended September 30

	2008	2007

Federal and state income tax benefit	$5,909,622	$1,040,214
Change in valuation allowance on deferred tax assets	(5,909,622)	(1,040,214)
Net deferred tax assets	$-	$-

A reconciliation between the amounts of income tax benefit determined by applying the applicable U.S. and State statutory income tax rate to pre-tax loss is as follows:

	Twelve Month Period Ended September 30	Twelve Month Period Ended September 30

	2008	2007

Federal and state statutory rate	$5,909,622	$1,040,214
Change in valuation allowance on deferred tax assets	(5,909,622)	(1,040,214)
	$-	$-

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE D—INCOME TAXES (CONTINUED)

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the year ended September 30, 2008 is as follows:

	2008	2007
Income tax computed at the federal statutory rate	34%	34%
State income tax, net of federal tax benefit	0%	0%
Total	34%	34%
Valuation allowance	-34%	-34%
Total deferred tax asset	0%	0%

The Company’s principle subsidiary (Duratech Group Inc.) is subject to income taxes on income arising in or derived from the tax jurisdiction in which it is domiciled and operates (Canada).  However, because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance.  The valuation allowance increased (decreased) by $1,050,993 and $98,867 for the year ended January 31, 2009 and 2008 respectively.

The components of Company’s estimated deferred tax asset, calculated using federal and state effective tax rates, as of January 31, 2009 and 2008 are as follows:

	Twelve Month Period Ended January 31	Twelve Month Period Ended January 31

	2009	2008

Federal and state income tax benefit	$1,050,993	$98,867
Change in valuation allowance on deferred tax assets	(1,050,993)	(98,867)
Net deferred tax assets	$-	$-

As of January 31, 2009, the Company had Canadian net operating loss carryforwards of approximately $1,372,058 which will expire at various times through the year 2028.

NOTE E—NOTES PAYABLE

Description	Rate	Balance

Note due September 30, 2017	prime rate plus 1.5%	$279,519
Note due June 30, 2009	prime rate plus 2%	$135,492
Demand Note	various	$119,418
Demand Note	various	$851,988
Residential Line of Credit [a]	various	$750,247
		$2,136,664
[a] This is a residential loan line of credit. Progress loans are available upon satisfactory inspection.

There are no covenants associated with the above debt arrangements.

NOTE F—FINISHED GOODS AND WORK IN PROGRESS INVENTORY

Land (finished goods) and residential spec home inventory is valued at the lower of cost and net realizable value with the cost being determined on an actual cost basis. Presold residential homes in work in Progress are recorded at the actual expenses incurred incurred to date.

Raw materials inventory is stated at the lowest cost, on first-in, first-out basis, and net realizable value. Periodic inventory method is used for it evaluation.

Inventories are as follows:

Raw Materials	$72,939
Work in Progress	$1,382,604
Finished Goods	$492,038
$1,947,581

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE G—SEGMENT REPORTING

The Company has two reportable segments—Duratech Structures, Inc. and Duratech Contracting, Inc.

The Net Sales and Profit/(Loss) by Segment for the year ended January 31, 2009 are as follows:

Net Sales by Segment	For the year ended January 31, 2009
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Sales, net	$2,921,420	$3,757,143	$6,678,563
Cost of Sales	2,096,948	2,529,975	4,626,923
Gross Profit	$824,472	$1,227,168	$2,051,640

Profit/(Loss) by Segment	For the year ended January 31, 2009
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Net Operating Profit/(Loss)	$(276,028)	$(774,965)	$(1,050,993)

The Net Sales and Profit/(Loss) by Segment for the year ended January 31, 2008 are as follows:

Net Sales by Segment	For the year ended January 31, 2008
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Sales, net	$1,857,508	$3,116,952	$4,974,460
Cost of Sales	1,334,844	2,781,043	4,115,888
Gross Profit	$522,664	$335,908	$858,572

Profit/(Loss) by Segment	For the year ended January 31, 2008
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Net Operating Profit/(Loss)	$(26,352)	$(72,515)	$(98,867)

Total Assets by Segment as of January 31, 2009 and 2008 are as follows:

Total Assets by Segment	For the year ended January 31, 2009
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Total Assets	$1,034,908	$2,847,240	$3,882,148

Total Assets by Segment	For the year ended January 31, 2008
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Total Assets	$718,535	$2,221,260	$2,939,795

The accounting policies used for segment reporting are the same as those described in Note A “Summary of Significant Accounting Policies”;

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE H—EQUITY

OUTSTANDING SHARE DATA

The outstanding share data as at January 31, 2009 and September 30, 2007 is as follows:

	Number of shares outstanding

	2009	2007

Common shares	75,224,676	22,170,324
Options to purchase common shares	21,520,334	1,120,000
Warrants to purchase common shares	2,360,000	2,360,000
Debentures convertible to common shares	-	-
Accrued interest convertible to common shares	-	-

Shares Issued from Share Exchange Agreement

The following common shares were issued to Duratech Shareholders following the closing of the Share Exchange Agreement on September 17, 2008:

Janet Van Hierden	6,387,729
Jason Van Hierden	580,703
Peter Van Hierden	41,255,711
Brendon Van Hierden	116,141
George Sawatzky	2,009,058

Total	50,349,342

Stock Plan

On November 2, 2006 the Board of Directors of UpSNAP, Inc. approved a 2006 Omnibus Stock and Incentive Plan. The Plan made four million (4,000,000) shares, either unissued or reacquired by the Company, available for awards of either options, stock appreciation rights, restricted stocks, other stock grants, or any combination thereof. Eligible recipients include employees, officers, consultants, advisors and directors. Options granted generally have a ten-year term and vest over four years from the date of grant. Certain of the stock options granted under the Plan have been granted pursuant to various stock option agreements. Each stock option agreement contains specific terms. The Board of Directors increased the size of the Plan to seven and one half million (7,500,000) total shares on August 8, 2007, which was ratified by stockholders in September 2007.

Stock-Based Compensation

Under the fair value recognition provisions of SFAS No. 123(R), stock-based compensation cost is estimated at the grant date based on the fair value of the award and is recognized as expense over the requisite service period of the award. The Company has awarded stock-based compensation both as restricted stock and stock options.

We use the Black-Scholes option valuation model to value option awards under SFAS No. 123(R). The Company currently has awards outstanding with only service conditions and graded-vesting features. We recognize compensation cost on a straight-line basis over the requisite service period.

Time-Based Stock Awards

The fair value of each time-based award is estimated on the date of grant using the Black-Scholes option valuation model, which uses the assumptions described below. Our weighted-average assumptions used in the Black-Scholes valuation model for equity awards with time-based vesting provisions granted during the quarter ended January 31, 2009 are shown in the following table:

Expected volatility	70.0%
Expected dividends	0%
Expected terms	6.0-6.25 years
Pre-vesting forfeiture rate	50%
Risk-free interest rate	4.45%-4.76%

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE H—EQUITY (CONTINUED)

The expected volatility rate was estimated based on historical volatility of the Company’s common stock over approximately the seventeen month period since the reverse merger and comparison to the volatility of similar size companies in the similar industry. The expected term was estimated based on a simplified method, as allowed under SEC Staff Accounting Bulletin No. 107, averaging the vesting term and original contractual term. The risk-free interest rate for periods within the contractual life of the option is based on U.S. Treasury securities. The pre-vesting forfeiture rate was based upon plan to date experience. As required under SFAS No. 123(R), we will adjust the estimated forfeiture rate to our actual experience. Management will continue to assess the assumptions and methodologies used to calculate estimated fair value of share-based compensation. Circumstances may change and additional data may become available over time, which could result in changes to these assumptions and methodologies, and thereby materially impact our fair value determination.

A summary of the time-based stock awards as of January 31, 2009, and changes during the quarter ended January 31, 2009, is as follows:

	Shares	Weighted Average Exercise Price

Outstanding at June 30, 2008	2,570,000	$0.10

Granted (part of Share Exchange Agreement)		$0.05

Forfeited or expired	-	$-

Outstanding January 31, 2009	21,520,334	$0.056

Exercisable at January 31, 2009	2,570,000	$0.10

The following tables summarize information about fixed stock options outstanding and exercisable at January 31, 2009:

	Stock Options Outstanding
Range of Exercise Prices	Number of Shares Outstanding	Weighted Average Contractual Life in Years
$0.10	700,000	8.25
$0.10	170,000	9.34
$0.10	1,700,000	9.42
$0.10	18,950,334	9.67
	21,520,334	9.60

	Stock Options Exercisable
Range of Exercise Prices	Number of Shares Exercisable	Weighted Average Exercise Price
$0.10	2,570,000	$0.10
$0.016 – 0.125	18,950,334	$0.05

	21,520,334

The exercise price of stock options granted during the period ended January 31, 2009 was equal to the market price of the underlying common stock on the grant date.

There was no aggregate intrinsic value as of January 31, 2009. Intrinsic value represents the pretax value (the period’s closing market price, less the exercise price, times the number of in-the-money options) that would have been received by all option holders had they exercised their options at the end of the period.

Warrants

The Company has recorded the warrant instruments as equity in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activity, paragraph 11(a), and EITF 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock.

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE H—EQUITY (CONTINUED)

A summary of warrant activity for the period ended January 31, 2009 is as follows:

Series B
	Number of Warrants	Weighted- Average Exercise Price	Warrants Exercisable	Weighted- Average Exercise Price

Outstanding, September 30, 2007	1,800,000	$1.10	1,800,000	$1.10
Granted	-
Expired	-
Exercised	-	-		-

Outstanding, January 31, 2009	1,800,000	$1.10	1,800,000	$1.10

	Number of Warrants	Weighted- Average Exercise Price	Warrants Exercisable	Weighted- Average Exercise Price

Outstanding, September 30, 2007	560,000	$0.90	560,000	$0.90
Granted	-
Exercised	-

Outstanding, January 31, 2009	560,000	$0.90	560,000	$0.90

At January 31, 2009, the range of warrant prices for shares under warrants and the weighted-average remaining contractual life is as follows:

	Warrants Outstanding			Warrants Exercisable
Range of Warrant Exercise Price	Number of Warrants	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life	Number Of Warrants	Weighted- Average Exercise Price

$1.10	1,800,000	$1.10	2.53	1,800,000	$1.10
$0.90	560,000	$0.90	2.62	560,000	$0.90
	2,360,000			2,360,000

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE H—EQUITY (CONTINUED)

The Company may from time to time reduce the exercise price for any of the warrants either permanently or for a limited period or extend their expiration date.

RETAINED EARNINGS—PRIOR YEAR ADJUSTMENT

The Company made a prior year adjustment of $222,198 to reflect cost of goods sold for two projects that had been completed and sold in the period ending January 31, 2008.

NOTE I—COMMITMENTS/LEASES

As of January 31, 2009, the company had commitments for the acquisition of residential lots and land. The company had paid non-refundable deposits $ 24,374. This deposit is included in Other receivable.

NOTE J—RELATED PARTIES

The Company has an outstanding amount Due to a shareholder in the amount of $70,308.  This outstanding amount is due upon demand, is unsecured and does not bear an interest rate.

NOTE K—GOING CONCERN

As shown in the accompanying financial statements, the Company had a loss for the year ended January 31, 2009.  During the years ended January 31, 2009 and 2008, the Company had a net loss of $935,916 and $104,735 respectively.  The Company has a net deficiency of $1,357,484.

Management believes that actions presently being taken to win more contracts, raise equity capital, seek strategic relationships and alliances, and build its marketing efforts to generate positive cash flow provide the means for the Company to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

APPENDI X F

PRO FORMA FINANCIAL INFORMATION UPSNAP, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET SEPTEMBER 30, 2007

			Proforma Adjustments
ASSETS	UpSnap Inc.	Duratech Group Inc.	Amount	Explanation	Consolidated Balance

Current Assets:
Cash and cash equivalents	$19,382	$-	$(19,382)		$-
Accounts receivable, net	285,472	293,584	(285,472)		293,584
Advances	11,028	2,531	(11,028)		2,531
Notes Receivable	-	-			-
Due from related parties	-	-			-
Inventory	-	1,955,640			1,955,640
Other current assets	17,812	-	(17,812)		-
Total Current Assets	333,694	2,251,755	(333,694)		2,251,755

Property, Plant and Equipment, net	81,111	167,082	(81,111)		167,082

Other Assets:
Other Intagibles	756,585	-	(756,585)		-
Pre-Merger Costs	238,556	-	(238,556)		-
Goodwill	4,677,862	-	(4,677,862)		-
Security deposits	1,115	87,996	(1,115)		87,996

TOTAL ASSETS	$6,088,923	$2,506,833	$(6,088,923)		$2,506,833

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Payables and accrued liabilities	$252,566	$527,953	$(252,566)		$527,953
Customer deposit	-	103,500			103,500
Bank Overdraft	-	202,063			202,063
Notes Payable, current	-	495,244			495,244
Other current liabilities	7,436	353	(7,436)		353
Total Current Liabilities	260,002	1,329,113	(260,002)		1,329,113
Other Liabilities:
Notes Payable	113,500	1,031,688	(113,500)		1,031,688
Due to Shareholder/Related Parties	-	430,195			430,195
TOTAL LIABILITIES	113,500	1,461,882	(113,500)		1,461,882

Commitments and contingencies

Registered capital	-	48,040	(48,040)		-
Preferred stock	-	-	-		-
Common stock	22,720	-	50,349		73,069
Common stock subscribed	-	-	-		-
Additional paid-in capital	8,769,194	(28,214)	(8,771,503)		(30,523)
Accumulated Comprehensive Income	-	-			-
Accumulated deficit	(3,076,493)	(303,989)	3,053,773		(326,709)

Total Stockholders' Equity	5,715,421	(284,162)	(5,715,421)		(284,162)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,088,923	$2,506,833	$(6,088,923)		$2,506,833

The accompanying notes are an integral part of these financial statements.

UPSNAP, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE NINE-MONTHS ENDED JUNE 30, 2008

			Proforma Adjustments		Consolidated
	UpSnap, Inc.	Duratech Group Inc.	Amount	Expla- nation	Statement of Operations

Sales	$470,970	$3,834,540	$(470,970)		$3,834,540
Cost of Sales	186,589	2,724,520	(186,589)		2,724,520

Gross Profit	284,381	1,110,020	(284,381)		1,110,020

Expense
General and administrative	582,836	977,024	(582,836)		977,024
Product development	74,233	-	(74,233)		-
Stock based compensation	232,030	-	(232,030)		-
Payroll expense	-	212,030	-		212,030
Interest expense	-	166,110	-		166,110
Bad debt expense	-	3,160	-		3,160
Merger costs	307,215	-	(307,215)		-
Impairment of Goodwill	4,677,862	-	(4,677,862)		-
Impairment of Intangible Assets	588,455	-	(588,455)		-
Depreciation and amortization	-	10,188	-		10,188

	6,462,631	1,368,512	(6,462,631)		1,368,512

Net income from operations	(6,178,250)	(258,492)	6,178,250		(258,492)

Other Income (Expenses)
Gain on extinguishment	113,500	-	(113,500)		-
Gain on sale of assets	2,092	-	(2,092)		-
Interest income	-	-	-		-
Other income/(expense)	-	163,165			163,165

Net loss before tax and comprehensive income	$(6,062,658)	$(95,327)	6,062,658		$(95,327)

Other Comprehensive Income (Loss)
Foreign Currency Translation Gain/(Loss)	-	-	-		-

Comprehensive Income (Loss)	(6,062,658)	(95,327)	6,062,658		(95,327)

Income Tax	-	-	-		-

Net Income	$(6,062,658)	$(95,327)	6,062,658		$(95,327)

Weighted average number of common shares outstanding					73,440,407

Net income per basis and diluted shares					$(0.00)

The accompanying notes are an integral part of these financial statements.

UPSNAP, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
FOR YEAR ENDED SEPTEMBER 30, 2007 AND NINE-MONTHS ENDED JUNE 30, 2008

Introduction to Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated statements of operations reflect adjustments to the UpSnap Inc. historical statements of operations for the nine-months ended June 30, 2008 to give effect to:

The reverse merger (which was completed on September 17, 2008) as if it had occurred on October 1, 2006. In a transaction accounted for as a reverse merger, Duratech Group Inc. is treated as the accounting acquirer.

The unaudited pro forma consolidated statements of operations for the nine-months ending June 30, 2008 are not necessarily indicative of what the actual results of operations of UpSnap, Inc. would have been assuming the transactions had been completed as set forth above, nor do they purport to represent UpSnap Inc.'s results of operations for future periods.

The following unaudited pro forma consolidated balance sheets reflect adjustments to the UpSnap Inc. historical balance sheet at September 30, 2007 to give effect to this reverse merger

(a)	The Duratech Group Inc. numbers represent the balances at September 30, 2007 for the September 30, 2007 pro forma balance sheet.

(b)
Issuance of UpSnap Inc. shares in exchange for Duratech Group Inc. equity to reflect that Duratech Group Inc. will hold 50,349,342 common shares of the combined company and options for 18,950,334 common shares of the Registrant

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes to Duratech Group Inc. which is included in this form 8-K and the historical financial statements of UpSnap Inc. which are included with its filings to the SEC.

APPENDI X G

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

      For the fiscal year ended January 31, 2009

☐  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 For the transition period from ___________ to ___________.

Commission file number 000-50560

UPSNAP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	20-0118697 (IRS Employer Identification No.)

c/o Duratech Group Inc.
2920 9th Avenue North
Lethbridge, Alberta, Canada T1H 5E4
(Address of principal executive offices)

(403) 320-1778
(Issuer's telephone number)

Securities registered under Section 12(b) of the Exchange Act:  None

Securities registered under Section 12(g) of the Exchange Act:
Common Stock, par value $.001 per share

Indicate by check mark whether the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes  No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes  No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for shorter period that the registrant as required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No 

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. Yes  No ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer    Accelerated filer    Non-accelerated filer    Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act) Yes  No ☒

Aggregate market value of the voting and non-voting common stock of the registrant held by non-affiliates of the registrant at January 31, 2009, computed by reference to the closing price of $0.01 per share as January 31, 2009:  $254,794

As of January 31, 2009, there were outstanding 75,224,676 shares of the issuer's common stock, par value $.001.

TABLE OF CONTE NTS

PART I

Item 1. Busin ess

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

The discussion contained in this 10-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), contains forward-looking statements that involve risks and uncertainties. The issuer's actual results could differ significantly from those discussed herein. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as "anticipate," "expect," "intend," "plan," "will," "we believe," "the Company believes," "management believes" and similar language, including those set forth in the discussion under "Business," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" as well as those discussed elsewhere in this Form 10-K. We base our forward-looking statements on information currently available to us, and we assume no obligation to update them.

History of Our Company

UpSnap USA Inc. was founded in April 2004 as a mobile search engine using text messaging and pay-per-call advertising. The mobile search engine helps consumers find merchants, content and local services from their mobile handset. During 2004, the company developed its intellectual property platform, and was occupied almost solely with research and development.

On November 15, 2005, UpSnap USA completed a reverse acquisition transaction with Manu Forti Group, Inc., or “Manu Forti” a Nevada corporation that had been formed on July 25, 2003. In connection with the reverse acquisition transaction, UpSnap USA, Inc. became a wholly-owned subsidiary and the name was changed from Manu Forti Group Inc. to UpSnap, Inc.

Manu Forti issued 11,730,000 shares of its Common Stock, constituting 55.5% of its then outstanding shares of Common Stock, to the stockholders of UpSnap USA in exchange for all of the issued and outstanding capital stock of UpSnap USA. UpSnap USA thereby became a wholly-owned subsidiary and the former stockholders of UpSnap USA became our controlling stockholders. The shares were issued to the stockholders of UpSnap USA in reliance upon an exemption from registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act for offers and sales of securities that do not involve a public offering.

For accounting purposes, the share exchange transaction was treated as a reverse acquisition with UpSnap USA as the acquirer and UpSnap, Inc. as the acquired party.

On January 6, 2006, we acquired the assets of XSVoice Inc., a provider of streaming media for mobile phones. The acquisition gave us a rich portfolio of audio content, including premier entertainment and news outlets including more than 100 music and entertainment channels. XSVoice has provided nearly 2 million mobile consumers with access to a variety of audio content.

At this point in time, our operations consisted solely of the operations of UpSnap USA, which was our wholly owned subsidiary, as well as that of the business acquired from XSVoice.

On August 9, 2007, we entered into an Agreement and Plan of Merger with Mobile Corporation, Inc., a California corporation or MGI, and UpSnap Acquisition Corp., a California corporation and a newly-formed wholly-owned subsidiary of the Company, or Merger Sub. On January 14, 2008 we amended the Merger Agreement to extend the termination date to February 29, 2008. The Merger Sub was to be merged with and into MGI, with MGI continuing as the surviving corporation and a wholly-owned subsidiary of the Company. MGI is a private corporation engaged in providing content to the mobile phone industry.  The MGI Agreement and Plan of Merger was terminated on March 5, 2008 and the transaction was not consummated.

In fiscal 2006, we derived approximately 97% of our revenues from subscription revenue from one major US mobile operator. In our fourth fiscal quarter July - September 2007, our dependency on this carrier was reduced to approximately 89% of our revenues, as the Company moved towards the more lucrative and higher margin search and advertising related revenues.

On September 17, 2008, we completed a reverse merger with Duratech Group Inc., a corporation organized and existing under the laws of the province of Alberta, Canada (“Duratech”), pursuant to a Share Exchange Agreement, dated August 29, 2008 (the “Share Exchange Agreement”).   In connection with the reverse merger, Duratech became a majority owned subsidiary of UpSnap, and the Duratech Shareholders acquired control of UpSnap.  Pursuant to the exchange, P&R Gateway Developments Inc. and 1371009 Alberta Ltd., the fifty percent owned joint venture companies of Duratech, became indirectly controlled by the Company.

As part of the reverse merger, 50,349,342 shares of common stock and 18,950,334 options to purchase Common Stock were issued to the Duratech Shareholders, representing approximately 71% of the issued and outstanding shares of Common Stock and options to purchase Common Stock of the Company post reverse merger.  These shares were issued in reliance on an exemption from registration provided by Regulation S under the Securities Act of 1933, as amended.  We expect to change the Company’s name from UpSnap Inc. to Duratech Group Inc. as soon as the filings can be completed.

For accounting purposes, the share exchange transaction was treated as a reverse acquisition with Duratech as the acquirer and UpSnap, Inc. as the acquired party. When we refer in this annual report to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of Duratech.

In addition, after the closing of the reverse merger on September 17, 2008, the Duratech Shareholders, Duratech and the Company  entered into a Preferred Stock Exchange Agreement, dated January 8, 2009, pursuant to which the Company agreed to issue 338,938,010 shares of Common Stock, when the same are authorized, and to issue 127,568,470 options on Common Stock of the Company, when the same are authorized (collectively referred to as the “UpSnap Securities”) in exchange for not less than 3,198,362 shares of Preferred Stock of Duratech, and up to 1,203,790 options on Preferred Stock of Duratech which are held by the Duratech Shareholders (the “Preferred Stock Exchange”).  An information statement has been filed with the Commission disclosing, among other things, the terms of the Preferred Stock Exchange and is under review.  However, the UpSnap Securities have not been authorized for issuance to date and the closing of the Preferred Stock Exchange is conditioned on, among other things, the amendment of the Company’s articles of incorporation to permit the issuance of the required 466,506,480 shares of Common Stock under the Preferred Stock Exchange Agreement.  If the articles of incorporation are not amended as proposed, the Preferred Stock Exchange will not be completed.

The Preferred Stock Exchange will enable the Duratech Shareholders to increase their percentage ownership of the outstanding Common Stock and options on Common Stock of the Company from approximately 71% to 95%, which was their initial goal in negotiations leading up to the completed reverse merger transaction.  The limitation on the number of shares of Common Stock that could be issued in the reverse merger due to the Company’s authorized Common Stock of only 97,500,000 shares prevented the Duratech Shareholders from acquiring their desired level of ownership in the Company at that time.  Nonetheless, they exchanged all of their common stock equity in Duratech for the 50,349,342 shares of Common Stock and 18,950,334 options to purchase Common Stock referred to above, but they retained a preferred stock ownership in Duratech equal to approximately 35% of the total equity capitalization of Duratech.

If the authorized capital stock of the Company is successfully amended in a sufficient amount to complete the Preferred Stock Exchange, and the other closing conditions are met, the Preferred Stock Exchange Agreement may be completed.  In exchange for the issuance of additional shares of Common Stock and options on Common Stock to the Duratech Shareholders, the Company’s ownership of the outstanding common and preferred equity capitalization of Duratech will increase from approximately 65% to 99% as a result of the Preferred Stock Exchange.

In connection with the closing of the reverse merger transaction described above, our existing businesses were disposed of to UpSnap Services, LLC, a North Carolina limited liability company organized and owned by Tony Philipp, our former Chairman and CEO.  Henceforth, we will engage in the businesses of Duratech and such other businesses as may be acquired by us.  The description of business that follows consists solely of a description of the business engaged in by Duratech.

SUMMARY OF OPERATIONS

Duratech manufactures and builds homes and modular sites for its marketplace, principally Alberta and Saskatchewan.  The Company has three principal products that it offers: first, the company builds on-site conventional homes through its Duratech Contracting division; second, the company builds ready-to-move (RTM) homes in factories and brings them on foundations to sell to end users; and, third, the company builds modular camp sites for the oil mining industry through its Duratech Structures division.

Duratech had $6.68 million in revenues for its fiscal year end January 31, 2009 compared to $4.97 million for fiscal year end January 31, 2008 and $1.53 million the prior fiscal year. Gross profit was $2,051,000 for the fiscal year end January 31, 2009 compared to $858,000 for the prior fiscal year. Including reorganization, acquisition costs and foreign currency translation gains and losses, the net income for the period end January 31, 2009 was $(935,916)  compared to $(104,735) for the prior fiscal year.

STRATEGY FOR GROWTH

Duratech has two principal strategies for growth: 1) build construction for its existing marketplace and 2) expand through strategic acquisitions both in its existing market and the United States.

Build Existing Market:

In its existing marketplace, Duratech supplies the three principal products previously described. Given its competitive advantages in these product areas and the strong growth prospects within Alberta and Saskatchewan, the Company believes that it will be able to grow its three product lines within its existing marketplace.

Expand through Strategic Acquisitions:

In addition to expanding its existing operations in its existing market, Duratech fully expects to leverage its operational success and the experience of its Chairman, CEO and largest shareholder, Peter Van Hierden, to pursue attractive and strategic acquisition targets within its existing market and also in the United States where the real estate market and other business areas offer many potential opportunities, principally businesses with revenues of $750,000 to $10 million and profits of $250,000 to $3 million. Mr. Van Hierden has been an entrepreneur for 30 years and in the past 15 years has successfully helped restore the profitability of six corporations that had losses to generating revenues of $1 million to $30 million.

COMPANY MARKETS

Duratech’s principle operating markets are Alberta and Saskatchewan, Canada, which have historically experienced very strong growth because of the various commodities that are indigenous to the provinces, including oil, uranium and diverse mining.  Alberta is a business friendly province with the lowest tax load of any province in Canada, including no provincial retail tax. Alberta has massive oil reserves with some estimates as high as 1.3 trillion barrels of oil.  For 2007, Statistics Canada confirmed Alberta’s and Saskatchewan’s continued economic growth as evidenced by the increase in real Gross Domestic Product of 3.1% and 3.0%, respectively, and the Saskatchewan Bureau of Statistics reported that total corporate profits before taxes advanced at an annual rate of 22.4% in the province.  As of October 1, 2008, Statistics Canada also showed an increase in the annual population growth rate of 2.36% and 1.49% for Alberta and Saskatchewan, respectively, and an employment growth rate of 2.8% and 2.2%, respectively.  The global financial crisis began to impact Canada and these provinces in late 2008 and thus growth rates have deteriorated.  The Company does expect long-term growth will return once the global financial recession subsides and future growth is expected to last well into the next decade.

COMPETITION

The homebuilding industry is highly competitive and fragmented. We do not have a significant market presence in any of the geographic areas where we are currently building homes or where we expect to build homes in the future. Most of our competitors have substantially greater financial resources than we do, and they have much larger staffs and marketing organizations. However, we believe we compete effectively in our existing markets as a result of our product design, development expertise, and our reputation as a producer of quality homes. We compete for homebuyers on the basis of price, location, design, quality, service, and reputation. In addition to competition for homebuyers, we also compete with other homebuilders for desirable properties, raw materials and reliable, skilled labor.

The manufactured housing industry is highly competitive at both the manufacturing and retail levels, with competition based upon several factors, including price, product features, reputation for service and quality, depth of field inventory, promotion, merchandising and the terms of retail customer financing. We compete with other producers of manufactured homes, as well as companies offering for sale homes repossessed from wholesalers or consumers. In addition, manufactured homes compete with new and existing site-built homes, as well as apartments, townhouses and condominiums.

We do not view any of our competitors as being dominant in the industry as a whole or the principal markets in which we compete, although a number of our competitors possess substantially greater financial, manufacturing, distribution and marketing resources.

The Company’s principal competitors for job site structures would be: Northern Trailer, Arcticore Structures, Atco and BCT Structures. In the homebuilding and ready-to-move homes area it would be: commercial stick builders, SRI Homes and Triple M Homes.  The Company has not found competition from these larger competitors to be a constraint to future growth given the historical growth that has occurred in the market.

BUSINESS AND COMPETITIVE ADVANTAGE

Duratech’s key business and competitive advantages are: 1) Factory construction advantage; 2) Direct sales advantage; and 3) Ready-to-move (RTM) advantage.

Factory Construction Advantage:

Alberta has unique traffic laws which allow transporting homes to a width of 35 feet on the highway. Building homes in a factory has many significant advantages, including: 1) reduced construction time from 6-8 months to 2-3 weeks; 2) improve efficiency in hours of construction by more than 40%; and 3) reduce labor costs by as much as 50% due to using all company staff versus sub-contractors. Overall cost savings of building in a factory is at least 30% compared to on-site, stick-built homes. Using a factory also helps avoid potential weather issues.

Direct Sales Advantage:

Whereas traditional modular house builders market their product through a sophisticated dealer network, Duratech buys lots, sets the homes on the foundation and then markets their product through the local Multiple Listing Service (MLS) Real Estate.  Duratech increases its profitability by 30% by bypassing the dealer network. The Company has also established joint venture relationships with P&R Gateway Development Inc. and 1371009 Alberta Ltd. that are interested in carrying approximately $2 million of the cost of homes until they sell.

Ready-to-move (RTM) Advantage:

Duratech is also not constrained to its local real estate market, because the homes it builds can be moved to “hot” real estate markets in Alberta and Saskatchewan, as necessary. This is an advantage compared to stick built homes and allows the company to put the house on a lot with basement and garage (taking out the middleman). No marketing department is required as the company relies on realtors to determine demand levels of individual areas.

SALES AND MARKETING

Duratech does not require an extensive in-house marketing department to sell its homes because it has the flexibility of moving its homes to whatever market may be “hot” in Alberta or Saskatchewan at a particular time. The Company uses real estate brokers and realtors to identify opportunities and to sell the homes that are constructed. The Company also engages a marketing consultant based in Calgary that helps with job site structures (camp sites for oil mining industry).

The principle factors that affect sales volumes and prices are the economies of the markets that the Company serves, principally Alberta and Saskatchewan. There are other risk factors that could impact the company’s business operations, including the impact of global geo-political issues and financial markets beyond the company’s control

Duratech had $6.68 million in revenues for its fiscal year end January 31, 2009 compared to $4.97 million for the prior fiscal year.

New Products

Duratech is continually refining its manufacturing process to ensure the most efficient operations possible.  The Company’s management team is experienced in cost management and process improvement and encourages this philosophy among its manufacturing personnel.  The Company is also continually exploring new construction techniques that might allow it to develop new products in the homebuilding industry.  This is done through on-going discussions with subject matter experts in the construction industry, including individuals experimenting with alternative materials and construction techniques which are proprietary in nature.  The company does not currently have any patents on such techniques, but may file for such in the future.

RAW MATERIALS AND SUPPLIERS

Duratech is basically an assembler of components purchased from outside sources. The major components used by Duratech are lumber, plywood, shingles, vinyl and wood siding, steel, aluminum, insulation, home appliances, furnaces, plumbing fixtures, hardware, and floor coverings. The suppliers are many and range in size from large national companies to very small local companies. At the present time, the Company is obtaining sufficient materials to fulfill its needs.

REGULATION

The Company’s principal regulatory bodies are the building code of each respective province in which it does business. Duratech is Canadian Standards Association (CSA) Certified as part of the A277 Program and Part 9 of 2006 Alberta Building Code.  CSA-A277 is the residential code and CSA-Z240 is the manufactured home code.

CSA is a governing body in the RTM, modular and manufactured home industry.  It abides by and inspects to the National Building Code of Canada 1995, as well as all provincial building codes and has a higher standard than both.  It has a strict quality control procedure that inspects the homes at every level of the building process from blueprint to completion stage. Only companies meeting strict criteria can obtain CSA certification as it can overrule jurisdictions’ local codes and is recognized over provincial codes because of its high standards.

Another certification Duratech holds is Part 10 of the National Building Code of Canada, which governs relocatable commercial structures.  It is regulated by a strict quality control manual and program, which Duratech has in place, and is continuously monitored and evaluated to insure compliance is being met. Both of our certifications enable us to offer a quality product to the customer and give the customer greater assurance of a problem-free structure because of the guidelines, codes and regulations we as a builder must meet to keep the certification.

The Alberta Building Code attempts to detail the minimum provisions acceptable to maintain the safety of buildings, with specific regard to public health, fire protection, accessibility and structural sufficiency.  The Building Code sets forth technical provisions for construction, renovation and demolition of structures.  Part 9 is applicable to housing and small buildings and directly impacts the Company’s operations.  It is very prescriptive in nature and is intended to be able to be applied by contractors.

Compliance with the Alberta Building Code is necessary in order for a structure to be deemed fit for occupancy and is a cost of doing business.  The Code is enforceable by the Alberta Municipal Affairs Department, which in addition to producing the Building Code is responsible for the development and dissemination of Code interpretations, variances and bulletins.

Saskatchewan does not have its own provincial building code but rather utilizes the standards of the National Building Code of Canada 1995 as adopted by regulations under the Uniform Building and Accessibility Standards Act.  All site- and factory-built homes and structures in Saskatchewan must comply with these standards.

EMPLOYEES

Duratech Group Inc. has a staff of approximately 30 employees, of which 15 are employed on a full-time basis and approximately 15 are on a contract or part-time basis. This number will fluctuate on a month-to-month basis.

Item 2.  Proper ties

The Company leases its facilities at the following locations:

The company’s headquarters is located at #1 2920 9th Avenue North, Lethbridge, Alberta, Canada T1H 5E4 and is comprised of 1,100 square feet of office space and 27,000 square feet of plant.

The Company previously had a plant in Cardston, Alberta, Canada located at 855 2nd Avenue E, which was comprised of 38,000 square feet, but decided to consolidate its operations in Lethbridge in early 2009 in an effort to reduce costs in response to the global economic environment.  The Company continues to utilize a Calgary, Alberta, Canada office located at 95 Sandringham Way NW, comprised of 1,000 square feet.

Item 3. Legal Proceedi ngs

We know of no material, active or pending legal proceedings against us, our subsidiaries or our property, nor are we involved as a plaintiff in any material proceedings or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholders are an adverse party or have a material interest adverse to us.

Item 4. Submission of Matters to a Vote of Security Hol ders.

No matter was submitted to a vote of security holders, other than as set forth below, during the twelve months of the fiscal year covered by this Report.

On October 6, 2008, the majority shareholders of the Company signed a Unanimous Written Consent to approve a change of the name of the Company to “Duratech Group Inc.,” increase the number of shares of authorized Common Stock from 97,500,000 shares to 1,000,000,000 shares and to create 10,000,000 authorized shares of “blank check” preferred stock, par value $.001, with each series having the terms, rights and features as determined by the Board of Directors upon issuance.  An information statement has been filed with the Commission with respect to this action and is under review.

PART II

Item 5.	Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Secu rities

Market Information

Our common stock is currently quoted on a limited basis on the Over-the-Counter Bulletin Board (“OTCBB”) under the symbol “UPSN”. The quotation of our common stock on the OTCBB does not assure that a meaningful, consistent and liquid trading market currently exists. We cannot predict whether a more active market for our common stock will develop in the future. In the absence of an active trading market:

(1)   Investors may have difficulty buying and selling or obtaining market quotation;
(2)   Market visibility for our common stock may be limited; and
(3)	A lack of visibility of our common stock may have a depressive effect on the market price for our common stock.

The following table sets forth the range of bid prices of our common stock as quoted on the OTCBB during the periods indicated. The prices reported represent prices between dealers, do not include markups, markdowns or commissions and do not necessarily represent actual transactions.

The Company’s common stock is currently approved for quotation on the OTC Bulletin Board maintained by the National Association of Securities Dealers, Inc. under the symbol “UPSN,” but there is currently no liquid trading market. The challenge for the Company will be to educate the market as to the values inherent in a home and manufactured housing market in Canada, and to develop an actively trading market.

Quarter	Hi	Lo

Oct 1 – Dec 31, 2006	NA	NA
Jan 1 – Mar 31, 2007	NA	NA
Apr 1 – Jun 30, 2007	.45	.25
Jul 1 – Sep 30, 2007	.51	.19

Oct 1 – Dec 31, 2007	.42	.15
Jan 1 – Mar 31, 2008	.23	.07
Apr 1 – Jun 30, 2008	.10	.02
Jul 1 – Sep 30, 2008	.08	.015

Nov 1, 2008 – Jan 31, 2009(1)	.06	.002

(1)  The Company changed its fiscal year end from September 30 to January 31on December 15, 2008.

The transfer agent for our common stock is Nevada Agent and Trust Company, 50 West Liberty Street, Suite 880 Reno, Nevada 89501, telephone: (775) 322-0626.  Our common shares are issued in registered form.

From February 1 to April 30, 2009, the highest and lowest prices of our common shares on the OTC Bulletin Board were $0.04 per share and $0.005 per share. On May 15, 2009, the closing price of our common stock on the OTC Bulletin Board on the last day it traded before the filing of this Annual Report was $0.01 per share.

As a result of our Share Exchange Agreement with Tony Philipp, Duratech Group Inc., Peter van Hierden and the Duratech Shareholders on September 17, 2008, 50,349,342 shares of common stock and 18,950,334 options to purchase Common Stock were issued to the Duratech Shareholders pursuant to an exemption afforded by Regulation S under the Securities Act of 1933, as amended.    The total outstanding common stock was 73,719,666 immediately after the closing of the Share Exchange Agreement.

As of January 31, 2009, there were 62 shareholders of record of 97,500,000 outstanding shares of common stock of the Company.

Dividends

We have not previously paid any cash dividends on its common stock and do not anticipate paying dividends on its common stock in the foreseeable future. It is the present intention of management to retain any earnings to provide funds for the operation and expansion of our business. Any future determination to pay dividends will be at the discretion of our board of directors and will depend on our results of operation, financial condition, contractual and legal restrictions and other factors the board of directors deem relevant.

Shares Authorized Under Equity Compensation Plans

On November 2, 2006, our Board of Directors approved a 2006 Omnibus Stock and Incentive Plan. The Plan made 4,000,000 shares of common stock, either unissued or reacquired by the Company, available for awards of either options, stock appreciation rights, restricted stocks, other stock grants, or any combination thereof. Eligible recipients include employees, officers, consultants, advisors and directors. Options granted generally have a ten-year term and vest over four years from the date of grant. Certain of the stock options granted under the Plan have been granted pursuant to various stock option agreements. Each stock option agreement contains specific terms. The Board of Directors increased the size of the Plan to 7,500,000 total shares on August 8, 2007. The Board plans to make any necessary changes to this plan to accommodate the conversion of 2,235,610 options to purchase Duratech common stock into UpSnap options.

Series B Warrants and other Warrants

There are 1,800,000 Series B warrants and 560,000 Viant Capital warrants outstanding that give the holders thereof the right to acquire 2,360,000 shares of our common stock:

Series B warrants for the purchase of 1,100,000 and 700,000 shares of our common stock to Sundar Communications and Executives Corner LLC, respectively. These warrants are fully vested and have an exercise price of $1.10 per share and a term of five years expiring in November 2010. The Series B warrants are subject to earlier expiration and must be exercised after our common stock trades above the exercise price of series B warrant for more than 10 days with 10 day total trading volume at least two times the number of series B warrant shares outstanding.

Warrants for the purchase of 560,000 shares of our common stock to Viant Capital LLC. These warrants are fully vested and have an exercise price of $0.90 per share and a term of five years expiring in November 2010. These warrants are subject to early expiration and must be exercised in their entirety within 90 days after the mandatory exercise provision of the Series B warrants has been triggered or will lapse.

Other Equity Awards

A summary of the time-based stock awards as of January 31, 2009, and changes during the quarter ended January 31, 2009, is as follows:

	Shares	Weighted Average Exercise Price

Outstanding at June 30, 2008	2,570,000	$0.10

Granted (part of Share Exchange Agreement)		$0.05

Forfeited or expired	-	$-

Outstanding January 31, 2009	21,520,334	$0.056

Exercisable at January 31, 2009	2,570,000	$0.10

The following tables summarize information about fixed stock options outstanding and exercisable at January 31, 2009:

	Stock Options Outstanding
Range of Exercise Prices	Number of Shares Outstanding	Weighted Average Contractual Life in Years
$0.10	700,000	8.25
$0.10	170,000	9.34
$0.10	1,700,000	9.42
$0.10	18,950,334	9.67
	21,520,334	9.60

	Stock Options Exercisable
Range of Exercise Prices	Number of Shares Exercisable	Weighted Average Exercise Price
$0.10	2,570,000	$0.10
$0.016 – 0.125	18,950,334	$0.05

	21,520,334

There was no aggregate intrinsic value as of January 31, 2009. Intrinsic value represents the pretax value (the period’s closing market price, less the exercise price, times the number of in-the-money options) that would have been received by all option holders had they exercised their options at the end of the period.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column 2)

Equity compensation plans approved by security holders	23,880,334	$0.15	0
Equity compensation plans not approved by security holders	0	0	0
Total	23,880,334	$0.15	0

Recent Sales of Unregistered Securities

In connection with the Share Exchange Agreement, as of September 17, 2008, the Company issued to the Duratech Shareholders 50,349,342 shares of common stock in a transaction intended to be exempt from registration under the Securities Act pursuant to Regulation S. The Company relied on Regulation S in issuing the shares in the Share Exchange based on the fact that all of the offerees of common stock and options on common stock were non-“U.S. persons” within the meaning of Rule 902 of the Securities Act of 1933, as amended.  In addition, the Duratech Shareholders were issued options to purchase 18,950,334 shares of the Registrant’s Common Stock in substitution for options to purchase 2,235,610 shares of Duratech common stock which they owned prior to the transaction. Pursuant to Regulation S, the consideration for the issuance of the shares of common stock and options was the exchange by the Duratech Shareholders of 100% of the common share capital of Duratech Group Inc. Pursuant to the exchange, P&R Gateway Developments Inc. and 1371009 Alberta Ltd. became 50% owned indirect subsidiaries of the Company.

On January 31, 2009, the Company issued 1,495,010 and 10,000 shares of common stock, respectively, to a supplier and a business broker in connection with the Company’s purchase of truss equipment used in its operations. The Company relied on Regulation S in issuing the shares based on the fact that all of the offerees were non-"U.S. Persons" within the meaning of Rule 902 of the Securities Act of 1933, as amended.

The options that were granted to the Duratech Shareholders pursuant to the UpSnap, Inc. Amended 2006 Omnibus Stock and Incentive Plan had the following terms and conditions:

1.	Exercise Price . Various prices ranging from $0.10 to $1.00 prior to conversion.

2.	Option Term . Typically a ten (10) year term.

3.
Time and Method of Exercise . Each option holder has vesting requirements ranging from a four year vesting period, consistent with their continued employment with the company, to fully vested as a result of an issuance as part of a financing agreement.  Each option is entitled to one share of common stock of Duratech.  At the time the option holder exercises its option and pays its exercise fee, it will be issued, at the company’s earliest convenience s, common shares in the company.

Purchases of Equity Securities by Issuer and Affiliated Purchasers

We have not repurchased any of our common stock and have no publicly announced repurchase plans or programs as of January 31, 2009.

Item 6.  Selected Financial Data

Not applicable.

Item 7.  Management's Discussion and Analysis of Financial Condition and Results of Operat ions

PRELIMINARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This discussion contains forward-looking statements. The reader should understand that several factors govern whether any forward-looking statement contained herein will be or can be achieved. Any one of those factors could cause actual results to differ materially from those projected herein. These forward-looking statements include plans and objectives of management for future operations, including plans and objectives relating to the products and the future economic performance of the company. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, future business decisions, and the time and money required to successfully complete development projects, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the company. Although the company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of those assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in any of the forward-looking statements contained herein will be realized. Based on actual experience and business development, the company may alter its marketing, capital expenditure plans or other budgets, which may in turn affect the company's results of operations. In light of the significant uncertainties inherent in the forward-looking statements included therein, the inclusion of any such statement should not be regarded as a representation by the company or any other person that the objectives or plans of the company will be achieved.

OVERVIEW

On September 17, 2008, the Company consummated a reverse merger with Duratech Group Inc., a corporation organized and existing under the laws of the province of Alberta (“Duratech”).  As a result, Duratech became a majority owned subsidiary of the Company, and the existing businesses of the Company were disposed of one day after the closing.  From and after September 18, 2008, the Company has and will engage only in Duratech’s businesses, and any other businesses that it may acquire.

Duratech manufactures and builds homes and modular sites for its marketplace, principally Alberta and Saskatchewan.  The Company has three principal products that it offers: first, the company builds on-site conventional homes through its Duratech Contracting division; second, the company builds ready-to-move (RTM) homes in factories and brings them on foundations to sell to end users; and, third, the company builds modular camp sites for the oil mining industry through its Duratech Structures division.

Duratech had $6.68 million in revenues for its fiscal year end January 31, 2009 compared to $4.97 million for fiscal year end January 31, 2008 and $1.53 million the prior fiscal year. Gross profit was $2,051,000 for the fiscal year end January 31, 2009 compared to $858,000 for the prior fiscal year. Including reorganization, acquisition costs and foreign currency translation gains and losses, the net income for the period end January 31, 2009 was $(935,916)  compared to $(104,735) for the prior fiscal year. Duratech has two principal strategies for growth: 1) build construction for its existing marketplace and 2) expand through strategic acquisitions both in its existing market and the United States.

RESULTS OF OPERATIONS

The following table shows the financial data of the consolidated statements of operations of the Company and its subsidiaries for the years ended January 31, 2009 and January 31, 2008. The data should be read in conjunction with the audited consolidated financial statements of the Company and related notes thereto.

			For the year
	For the year ended		ended
	January 31,2009		January 31, 2008
	US$	% of Revenue	US$	% of Revenue

OPERATING REVENUES	6,678,563	100.0%	4,974,460	100.0%

GROSS PROFIT	2,051,640	30.7%	858,572	17.3%

OPERATING EXPENSES:
Selling, general and administrative	991,689	14.9%	396,670	7.9%
Payroll expense	1,712,613	25.6%	489,321	9.8%
Bad debt expense	62	* %	3,746	* %
Depreciation	124,397	1.9%	21,598	* %

TOTAL OPERATING EXPENSES	2,828,761	42.4%	911,335	18.3%

NET INCOME/(LOSS) FROM OPERATIONS	(777,121)	(11.6)%	(52,763)	(1.0)%

OTHER INCOME/(EXPENSE)
Other Income	-0-	-0-%	-0-	-0-%
Interest Expense	(277,653)	(4.1)%	(48,704)	(*)%
Interest Income	3,781	* %	2,600	* %
NET OTHER INCOME/(EXPENSE)	(273,872)	(4.1)%	(46,104)	* %

NET INCOME/(LOSS) FROM CONTINUE OPERATIONS	(1,050,993)	(15.7)%	(98,867)	(2.0)%

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign Currency Translation Gain/(Loss)	115,077	1.7%	(5,868)	(*)%

COMPREHENSIVE INCOME (LOSS)	(935,916)	(14.0)	(104,735)	(2.1)%

Income tax benefit	-0-	-0-%	-0-	-0-%

NET LOSS	(935,916)	(14.0)%	(104,735)	(2.1)%

Net loss per share – Basic and diluted	(0.02)		(0.54)

Weighted average number of shares outstanding – Basic and diluted	44,257,967		195,514

* Less than one percent.

FISCAL YEAR ENDED JANUARY 31, 2009 COMPARED TO THE FISCAL YEAR ENDED JANUARY 31, 2008

Operating Revenues. Revenues for the 2009 fiscal year were $6.68 million, compared to revenues for the 2008 fiscal year of $4.97 million. The increase in revenues of $1.71 million is principally attributable to the growth in housing sales of $1 million through its Duratech Structures division and $650,000 through Duratech Contracting division.  Sales for Duratech Contracting division increased from $3.12 million for fiscal year 2008 to $3.76 million for fiscal year 2009 due to an increase in new home sales.  The Duratech Structures division went from $1.857 million for fiscal year 2008 to $2.921 million in sales for fiscal year 2009 due to the increase in sales of modular structures.

Gross Profit. Gross profit for the 2009 fiscal year was $2,051,640 compared to gross profit for the 2008 fiscal year of $858,572. The increase in gross profit is attributable to an increase in sales of the company as described above.  The gross profit for Duratech Contracting division increased from $336,000 to $1,227,000 principally due to increase in new home sales.  The gross profit for Duratech Structures division increased from $522,000 to $824,000 reflecting the increase in sales of modular structures.

Selling, General and Administrative Expenses. Selling, general and administrative expenses for the 2009 fiscal year were $991,689, compared to selling, general and administrative expenses for the 2008 fiscal year of $396,670, an increase of about $600,000 principally due to transition costs associated with turning-around and expanding its core business and additional overhead expenses associated with taking the company public.

Payroll Expense. Payroll expense for the 2009 fiscal year were $1,712,613, compared to payroll expense for the 2008 fiscal year expense of $489,321 principally due to an increase in business operations at Duratech Contracting division and Duratech Structures division in anticipation of greater growth that did not materialize because of global economic conditions.  The Company subsequently scaled back its operations and overhead to be more in line with expected on-going operations going forward.

Other Expenses. Bad debt expense for the 2009 fiscal year was $62 compared to $3,746 for the same period in the prior year; interest expense for the 2009 fiscal year was $277,653 compared to $48,709 for the 2008 fiscal year due to larger borrowings associated with more houses under construction; and depreciation and amortization expense for 2009 was $124,397 compared to $21,598 for the 2008 fiscal year due to greater property plant and equipment associated with larger operations and purchase of Truss Equipment which is expected to save the company money in the future.

Net Other Income. Net other income for the 2009 fiscal year was $3,781 compared to $2,600 for the 2008 fiscal year.  This income is from interest earned on balances carried by the company.

Net Income. Net loss for the 2009 fiscal year was $(1,050,993) compared to net loss for the 2008 fiscal year of $(98,867). The increase in net loss is principally attributable to the increase in payroll and selling, general and administrative expenses in fiscal year 2009 including turn-around costs and acquisition expenses related to reverse merger. The company does not expect to continue incurring losses going forward as the company has scaled back its operations and overhead in line with current revenue levels and can increase staff as economic conditions improve.  The net loss for 2008 was $(72,515) for Duratech Contracting division and $(26,352) for Duratech Structures division principally due to expansion and overhead costs incurred by each entity.  The net loss for fiscal year 2009 was $(774,965) for Duratech Contracting division which included overhead expenses for the Company and $(276,028) for Duratech Structures division.

Foreign Currency Gains/Losses. Because the Company operates in Alberta and Saskatchewan, Canada, the company does incur foreign currency gains/losses for US GAAP reporting purposes. The Company incurred a gain on currency conversion of $115,077 for the 2009 fiscal year compared to a loss of $5,868 for the 2008 fiscal year. The prevailing exchange rate used to translate the Canadian dollars to U.S dollars at January 31, 2009 was 0.81248. The average was 0.907744.

Liquidity and Capital Resources

As of January 31, 2009, cash and cash equivalents totaled $0. The net cash used in operations for fiscal year 2009 of $589,559 decreased from 2008 fiscal year of $2,106,132 principally due to an decrease in inventories and receivables associated with new housing production as well as an increase in accounts payable. The net cash used in investing activities of $447,336 was mainly due to additions to property, plant and equipment (including (Truss equipment which was paid for with common stock) compared to $99,696 for the prior fiscal year. The decrease in financing activities of $1,036,895 for fiscal year 2009 compared to $2,196,550 in fiscal year 2007 was mainly due to the decrease in the proceeds of loans from shareholders of $592,435 which was converted into stock at the time of the reverse merger, an issuance of shares as part of the reverse-merger and less new long-term debt which was $1,454,770 in the prior fiscal year.

The working capital at January 31, 2009 was $(218,588), comprised of accounts receivable, net of $812,355, other receivables of $117,973 and inventory of $1,947,581 less payables of $961,195, customer deposit of $273,289, short term loans of $319,263; current portion of notes payable of $2,136,664 and current portion of shareholder notes payable of $70,308.

The Company is currently experiencing the effects of a worldwide recession and decreased demand for its products. The western provinces of Canada such as Alberta and Saskatchewan, which had seen a shift in Canada’s economic power to those areas because of oil revenues, have been keenly affected because of the sharp decline in oil prices that began in the last quarter of 2008.   The slump in oil prices has caused oil companies in the region to curtail investment spending, which has resulted in, among other things, increased unemployment, lower wages, a slowdown in housing construction and a weakening housing market.  In addition, construction of modular campsites for oil production facilities has declined as a result of the slower growth in the oil industry.

If economic conditions were to worsen and the Company’s products became unsellable, the Company would not be able to recover the full cost of its inventory.  As a result, operations could deteriorate and our liquidity would be further diminished.  This risk, however, is principally related to the Company’s Duratech Contracting division which builds stick-built homes and has approximately $1 million in inventory.  The Company does not expect that this inventory would be unsellable altogether, but may well have to be sold at a lower profit then in the past.  The Company does not expect at this time that it would have to sell such inventory below its cost.  The Company’s Duratech Structures division builds modular homes and other structures on a contractual basis and is paid as work is done so there is little risk that the Company’s inventory for these lines of business would be impacted.

Going forward we will rely substantially on revenue from existing contracts, new business development efforts, and friendly investors that have indicated a willingness to support the Company.  Actual sales will be recorded upon completion of each project while sales and service revenue will be recorded as earned.  To date, the Company has had investors willing to contribute equity or private loans to finance on-going operations.  In addition, the Company does have existing relationships with lending institutions to provide financing on inventory and/or completed homes, including joint venture relationships with P&R Gateway Development Inc. and 1371009 Alberta Ltd., which are willing to finance up to $250,000 of the cost of a project.

However, private parties are under no legal obligation to provide us with future capital infusions and the global economic environment could impact banks willingness to continue to lend on real estate.  Furthermore, the economic conditions within Canada, particularly as a result of natural resources markets, could impact future interest in housing and modular buildings.  Overall, we have funded our cash needs from inception through January 31, 2009 with a series of private loan, debt and equity transactions.

Demand for our products will be dependent upon, among other things, market acceptance of our products, the real estate market in general, and global economic conditions.  Inasmuch as a major portion of our activities is the receipt of revenues from the sales of new home services, our business operations may be adversely affected by our competitors and prolonged recessionary periods.  The Company does believe that the Alberta and Saskatchewan regions, where its principle operations are located, will continue to be attractive Canadian markets, and that these areas will be less impacted by overall economic conditions, but there is no guarantee this will remain so going forward.

The Company has provided a detailed list of risks and cautionary statements in prior filings, including Form 8-K filed with the Commission on September 24, 2008 which is incorporated herein by reference.

Critical Accounting Policies and Estimates

The discussion and analysis of Duratech’s financial condition presented in this section are based upon the audited consolidated financial statements of Duratech Group Inc., which have been prepared in accordance with the generally accepted accounting principles in the United States. During the preparation of the financial statements Duratech is required to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, Duratech evaluates its estimates and judgments, including those related to sales, returns, pricing concessions, bad debts, inventories, investments, fixed assets, intangible assets, income taxes and other contingencies. Duratech bases its estimates on historical experience and on various other assumptions that it believes are reasonable under current conditions. Actual results may differ from these estimates under different assumptions or conditions.

In response to the SEC’s Release No. 33-8040, “Cautionary Advice Regarding Disclosure About Critical Accounting Policy,” Duratech identified the most critical accounting principles upon which its financial status depends. Duratech determined that those critical accounting principles are related to the use of estimates, inventory valuation, revenue recognition, income tax and impairment of intangibles and other long-lived assets.  Duratech presents these accounting policies in the relevant sections in this management’s discussion and analysis, including the Recently Issued Accounting Pronouncements discussed below.

Cash and Cash Equivalents —For purposes of the Consolidated Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates —The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Presentation and Foreign currency translation —These consolidated financial statement have been prepared in accordance with US generally accepted accounting principles (GAAP) and translated into U.S dollars. The prevailing exchange rate used to translate the Canadian dollars to U.S dollars at January 31, 2009 was 0.81248. The average was 0.907744.

Assets and liabilities denominated in respective functional currencies are translated into United States Dollars at the exchange rate as of the balance sheet date.  The share capital and retained earnings are translated at exchange rates prevailing at the time of the transactions.  Revenues, costs, and expenses denominated in respective functional currencies are translated into United States Dollars at the weighted average exchange rate for the period.  The effects of foreign currencies translation adjustments are included as a separate component of accumulated other comprehensive income.

Revenue Recognition — Revenues from long-term construction contracts (over one year) of the Duratech Contracting division are recognized using the percentage-of-completion method. Revenues from short-term contracts of the Duratech Structures division are recognized as the work is performed and related costs are incurred. Contract costs include all direct materials and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repair costs. General and administrative costs are charged to expense as incurred.

As a result of the global economic environment and decrease in natural resource prices, demand for on-site conventional homes (long-term construction contracts) have slowed slightly and prices have decreased up to 10% in some markets.  In regards to short-term contracts, the Company has found continued demand for ready-to-move (RTM) homes and a moderation of demand for modular camp sites for the oil mining industry.  The Company expects demand for modular camp sites accelerate with any increase in natural resource prices, principally oil and natural gas.

 Revenue and all related costs and expenses from house and land sales are recognized at the time that closing has occurred, when title and possession of the property and the risks and rewards of ownership transfer to the buyer, and we do not have a substantial continuing involvement in accordance with SFAS No. 66, “Accounting for Sales of Real Estate” (“SFAS 66”). In order to properly match revenues with expenses, we estimate construction and land development costs incurred and to be incurred, but not paid at the time of closing. Estimated costs to complete are determined for each closed home and land sale based upon historical data with respect to similar product types and geographical areas and allocated to closings along with actual costs incurred based on a relative sales value approach. We monitor the accuracy of estimates by comparing actual costs incurred subsequent to closing to the estimate made at the time of closing and make modifications to the estimates based on these comparisons.

Revenue is recognized for long-term construction contract sales on the percentage-of-completion method when the land sale takes place prior to all contracted work being completed. Pursuant to the requirements of SFAS 66, if the seller has some continuing involvement with the property and does not transfer substantially all of the risks and rewards of ownership, profit shall be recognized by a method determined by the nature and extent of the seller’s continuing involvement. In the case of our land sales, this involvement typically consists of final development activities. We recognize revenue and related costs as work progresses using the percentage-of-completion method, which relies on estimates of total expected costs to complete required work. Revenue is recognized in proportion to the percentage of total costs incurred in relation to estimated total costs at the time of sale. Actual revenues and costs to complete construction in the future could differ from our current estimates. If our estimates of development costs remaining to be completed and relative sales values are significantly different from actual amounts, then our revenues, related cumulative profits and costs of sales may be revised in the period that estimates change.

Comprehensive Income (Loss) —The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Cash and Bank overdraft —Cash consists of cash, cash equivalents and checks issued in excess of cash on deposit. Cash is put in the Bank account has a negative balance. For the purpose of the cash flow statement, Bank overdrafts are also classified as cash.

Net Loss per Common Share —Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Income Taxes —Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes.”  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized.  Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments —The carrying amounts reported in the consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable — Accounts deemed uncollectible are written off in the year they become uncollectible.  For the years ended January 31, 2009 and 2008, no amounts were deemed uncollectible as of January 31, 2009.  Outstanding Accounts Receivable as of January 31, 2009 was $812,355.  Typical payment terms for short-term contracts are 30% down, 60% upon completion and 10% holdback to be released once the structure is on-site and attached.  Typical payment terms for stick-built homes (long-term construction contracts) are four draws from bank upon completion of backfill, lockup, ready-to-paint and at completion and a 10% holdback is held for 45 days to allow for builder liens by lawyer.  Accounts receivable are considered current as long as there is reasonable expectation that payments will be made as agreed upon or otherwise negotiated, but in no event longer than 12 months.  The Company evaluates collectability based on receiving payments as agreed upon or as otherwise negotiated.

Impairment of Long-Lived Assets — Using the guidance of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

Inventory —Inventory is stated at the lower of accumulated cost or fair value, as determined in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets” (“SFAS 144”). Accumulated cost includes costs associated with land acquisition, land development, and home construction costs, including certain direct and indirect overhead costs related to development and construction. Land acquisition and development costs are allocated to individual lots using actual lot cost determined based on the total expected land acquisition and development costs and the total expected home closings for the project. The specific identification method is used to accumulate home construction costs.

Cost of sales includes the construction cost of the home, the actual lot cost for the home or project, and commissions and closing costs applicable to the home. The construction cost of the home includes amounts paid through the closing date of the home.  Any costs incurred but not yet paid are expensed as incurred and are typically very nominal in nature because the construction projects have been completed before recorded as sales.  The construction cycles for the long-term construction projects (stick-built homes) are approximately one year and for the short-term construction projects (modular and ready-to-move homes) are approximately two to three months.

For those projects for which construction and development activities have been idled for an extended period of time, longer than three months, an impairment analysis will be performed to determine if an adjustment may be necessary.  If the fair market value of a home (based on comparable units in the market) is less than its cost, this would suggest impairment and an appropriate adjustment would be made.  Recent market activity has shown that such fair market value estimates are not very sensitive or subjective.  These analyses are performed on a regular basis and confirmed before filing documents with the Commission.

Customer deposits —The cash deposit received from customers when project in progress are shown in the balance sheet as current liabilities and apply against the revenue expected from customers when the project is terminated and the customers are billed. The deposit is without interest.

Recently Issued Accounting Pronouncements

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115”.  This statement permits entities to choose to measure many financial instruments and certain other items at value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments.  Effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. No entity is permitted to apply the Statement retrospectively to fiscal years preceding the effective date unless the entity chooses early adoption. Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In December 2007, the FASB issued SFAS 141(revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R will significantly change the accounting for business combinations in a number of areas including the treatment of contingent consideration, contingencies, acquisition costs, IPR&D and restructuring costs. In addition, under SFAS 141R, changes in deferred tax asset valuation allowances and acquired income tax uncertainties in a business combination after the measurement period will impact income tax expense. SFAS 141R is effective for fiscal years beginning after December 15, 2008.   Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In December 2007, the FASB issued SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests (NCI) and classified as a component of equity. This new consolidation method will significantly change the account with minority interest holders. SFAS 160 is effective for fiscal years beginning after December 15, 2008. Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment to FASB Statement No. 133.” SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement, which is expected to occur in the first quarter of 2009, is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.” The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts — An interpretation of FASB Statement No. 60.” SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement No. 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS No. 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

Item 7A.  Quantitative and Qualitative Disclosures about Market Risk

Exchange Rate Risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of Canadian$ converted to US$ on that date. The exchange rate could fluctuate depending on changes in economic environments without notice.

Inflation

Inflationary factors, such as increases in the cost of raw materials and overhead costs, could impair our operating results. Although we do not believe that inflation has had a material impact on our financial position or results of operations to date, a high rate of inflation in the future may have an adverse effect on our ability to maintain current levels of gross margin and selling, general and administrative expenses as a percentage of sales revenue if the selling prices of our products do not increase with these increased costs.

Item 8.  Financial Statements and Supplementary D ata

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CONSOLIDATED AUDITED FINANCIAL STATEMENTS

UpSnap Inc. F/K/A Duratech Group Inc.

January 31, 2009

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FI RM

To the Board of Directors and

Stockholders of Duratech Group, Inc. F/K/A Duratech Contracting, Inc.

We have audited the accompanying consolidated balance sheets of UpSnap Inc. F/K/A Duratech Group, Inc. as of January 31, 2009 and 2008, and the related consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the years in the two-year period ended January 31, 2009. UpSnap Inc. F/K/A Duratech Group, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UpSnap Inc. F/K/A Duratech Group, Inc. as of January 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the two-year period ended January 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note K to the financial statements, the Company has suffered a loss and has a net deficiency. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note K. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Traci J. Anderson, CPA
Traci J. Anderson, CPA
Huntersville, NC
May 14, 2009

UpSnap Inc. F/K/A Duratech Group, Inc.
Consolidated Balance Sheet

	As of	As of
	January 31, 2009	January 31, 2008
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-
Accounts Receivable--Related Party	-	$89,289
Accounts Receivable	812,355	466,522
Other Receivables (Deposits/Holdback)	117,973	-
Inventory	1,947,581	2,193,015
TOTAL CURRENT ASSETS	3,542,131	2,748,826

OTHER ASSETS	365,934	-
PROPERTY, PLANT, AND EQUIPMENT, NET	638,305	190,969
TOTAL ASSETS	$3,882,148	$2,939,795

LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)
LIABILITIES
CURRENT LIABILITIES:
Bank Overdraft	$319,263	$539,319
Notes Payable, current	2,136,664	1,597,324
Shareholder Notes Payable, current	70,308	662,743
Accounts Payable and Accrued Liabilities	961,195	290,481
Customer Deposits	273,289	53,682
TOTAL LIABILITIES	3,760,719	3,143,549

STOCKHOLDERS' EQUITY/(DEFICIT)
Preferred Non-Voting Shares, Class C, unlimited shares authorized, 158,096 issued	-	38,000
Class, A, B, and C Common Voting Shares, unlimited shares authorized, 195,514 issued	-	9,776
Class D, E, and F non-voting shares, unlimited authorized, none issued	-	-
Common Stock ($.001 par value, 97,500,000 authorized; 75,224,676 issued and outstanding)	75,225
Paid in Capital	1,403,688	(52,160)
Retained Earnings/(Accumulated Deficit)	(1,357,484)	(199,370)
TOTAL STOCKHOLDERS' EQUITY/(DEFICIT)	(121,429)	(203,754)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)	$3,882,148	$2,939,795

The accompanying notes are an integral part of these financial statements.

UpSnap Inc. F/K/A Duratech Group, Inc.
Consolidated Statement of Operations

	For the years ended January 31,
	2009	2008
SALES AND COST OF SALES
Sales	$6,678,563	$4,974,460
Cost of Sales	4,626,923	4,115,888
Gross Profit	2,051,640	858,572

EXPENSES
Selling, general and administrative	991,689	396,670
Payroll Expense	1,712,613	489,321
Bad Debt Expense	62	3,746
Depreciation	124,397	21,598
TOTAL EXPENSES	2,828,761	911,335

Net Income/(Loss) from Operations	(777,121)	(52,763)

OTHER INCOME/(EXPENSE)
Other Income	-	-
Interest Expense	(277,653)	(48,704)
Interest Income	3,781	2,600
NET OTHER INCOME/(EXPENSE)	(273,872)	(46,104)

NET INCOME/(LOSS) FROM CONTINUED OPERATIONS	(1,050,993)	(98,867)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign Currency Translation Gain/(Loss)	115,077	(5,868)

COMPREHENSIVE INCOME (LOSS)	(935,916)	(104,735)

The accompanying notes are an integral part of these financial statements.

UpSnap Inc. F/K/A Duratech Group, Inc.
Consolidated Statement of Stockholders' Deficit

	Duratech (Pre-Merger)		Duratech (Pre-Merger)		UpSnap (Post-Merger)
	Preferred Shares--Class C		Class A		Class A
	Stock	Shares	Stock	Shares	Stock	Shares	Paid in Capital/(Distributions)	Retained Earnings/(Accumulated Deficit)
Balances, February 1, 2007	158,096	$38,000	222,693	$11,443	$-	$-	$(24,035)	$89,732
Adjustment to Stock	-	-	(27,179)	(1,467)	-	-	-	-
Negative Equity from Structures Acquisition	-	-	-	-	-	-	-	(184,367)
Net Income (loss)	-	-	-	-	-	-	-	(98,867)
Comprehensive Income (Loss)	-	-	-	-	-	-	-	(5,868)
Balances, January 31, 2008	158,096	$38,000	195,514	$9,976	$-	$-	$(52,160)	$(199,370)
Adjustment to Stock (Reverse Merger)	(158,096)	(38,000)	(195,514)	(9,976)	73,720	73,719,666	$1,027,205	-
Net Income (loss)	-	-	-	-	-	-	-	(1,050,993)
Comprehensive Income (Loss)	-	-	-	-	-	-	-	115,077
Issuance of New Shares	-	-	-	-	1,505	1,505,010	428,643	-
Prior year adjustments	-	-	-	-	-	-	-	(222,198)
Balances, January 31, 2009	0	0	0	0	75,225	75,224,676	1,403,688	(1,357,484)

The accompanying notes are an integral part of these financial statements.

UpSnap Inc. F/K/A Duratech Group, Inc.
Consolidated Statements of Cash Flows

	For the years ended January 31,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income/(loss) from continued operations	$(1,050,993)	$(98,867)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Depreciation	124,397	21,598
Bad Debt Expense	62	3,746
Foreign Currency Translation Gain/(Loss)	115,077	(5,868)
Changes in Assets and Liabilities:
(Increase)/Decrease in Accounts Receivable	(345,833)	(364,378)
(Increase)/Decrease in Accounts Receivable--Related Party	89,289	(89,289)
(Increase)/Decrease in Current Portion of Loans and Notes Receivable	(539,340)	4,530
(Increase)/Decrease in Other Receivables	(117,973)	-
(Increase)/Decrease in Inventories	245,434	(1,789,061)
Increase/(Decrease) in Accounts Payable and Accrued Expenses	670,714	157,775
Increase/(Decrease) In Customer Deposits	219,607	53,682
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(589,559)	(2,106,132)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property, Plant, and Equipment	(447,336)	(99,696)
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(447,336)	(99,696)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds/(Payment) of Notes Payable	-	(9,471)
Proceeds/(Payment) of Shareholder Loans	-	(236,852)
Proceeds from Long-term Debt	-	1,454,770
Proceeds from Shareholder Loans	(592,435)	662,743
Issuance of shares for Equipment	431,653	-
Conversion of Shareholder Loans to Equity	592,435	-
Conversion of Duratech Stock for UpSnap Stock	825,298	-
Bank Overdraft	(220,056)	539,319
Proceeds/(Payment) from Share Redemption	-	(29,592)
Payment for Structures Acquisition	-	(184,367)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	1,036,895	2,196,550

NET INCREASE IN CASH AND
CASH EQUIVALENTS	-	(9,278)
CASH AND CASH EQUIVALENTS:
Beginning of Period	-	9.278

End of Period	$-	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Interest	$277,653	$131,850
Taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business —UpSnap, Inc. (“UpSnap” or “the Company”) was incorporated on July 24, 2003 under the laws of the State of Nevada.  The Company was a Development Stage Company, as defined by the Statement of Financial Accounting Standard (“SFAS”) No. 7 “Accounting and Reporting by Development Stage Enterprises”.

On August 29, 2008, UpSnap Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Company; Tony Philipp, an officer, director and shareholder of Company (“Philipp”); Duratech Group Inc., an Alberta, Canada corporation (“Duratech”) and the shareholders of Duratech (“Duratech Shareholders”), including Peter Van Hierden, a citizen of Alberta, Canada and owner directly or indirectly of approximately 96% of the share capital of Duratech (“Van Hierden”).

Upon closing of the share exchange transaction (the “Share Exchange”) on September 17, 2008, the Duratech Shareholders transferred all of their shares of common stock in Duratech to the Company in exchange for an agreement to issue to them an aggregate of 50,349,342 shares of Common Stock of the Company, resulting in Duratech becoming a majority owned subsidiary of the Company.

After the consummation of the transactions contemplated by the Share Exchange Agreement, the Company, on the day after the Closing Date, consummated the sale of its assets related to its mobile information search services, subject to assumption and payment of all of the Company’s liabilities related to periods prior to the closing, to UpSnap Services, LLC, a North Carolina limited liability corporation (“UpSnap Services”), which is owned by Philipp, pursuant to an Asset Purchase Agreement dated as of August 29, 2008 (the “Asset Purchase Agreement”). As part of the reverse merger, the Company will cease engaging in the mobile information search services business.

UpSnap, Inc.’s principal operations following the reverse-merger are conducted through Duratech Group Inc. (previously named Duratech Contracting Inc.)  Duratech commenced operations on December 18, 2002 as a small homebuilding company constructing about 5 homes a year until Peter Van Hierden (“Van Hierden”) bought out the majority partners and took control of the operations in July, 2007.  Shortly thereafter, Mr. Van Hierden identified a synergistic opportunity to acquire a modular oil camp factory which was also in distress and acquired the company in July, 2007.  Since that time management has been able to turn both these operations around and now seeks to grow the company organically and through additional acquisitions.

Duratech’s principle operations are building manufactured and stick-built homes and modular oil camps in Alberta and Saskatchewan, Canada which are experiencing very rapid growth primarily because of commodities such as oil, uranium and diverse mining.

Duratech manufactures and builds homes and modular sites for its marketplace, principally Alberta and Saskatchewan.  The Company has three principal products that it offers: First, the company builds on-site conventional homes; Second, the company builds ready-to-move (RTM) homes in factories and brings them on foundations to sell to end users; Third, the company builds modular comp sites for the oil mining industry; and Fourth, the company brings modular and manufactured homes from the United States where markets have been depressed and homes can be bought at discount prices.

On July 1st, 2007, Duratech Contracting Inc. acquired Duratech Structures Inc. (Previously known as Jobsite Structures).

In July 28, 2008, Duratech Contracting Inc. changed its name to become Duratech Group Inc.

Cash and Cash Equivalents —For purposes of the Consolidated Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates —The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Presentation and Foreign currency translation —These consolidated financial statement have been prepared in accordance with US generally accepted accounting principles (GAAP) and translated into U.S dollars. The prevailing exchange rate used to translate the Canadian dollars to U.S dollars at January 31, 2009 was 0.81248. The average was 0.907744.

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Presentation and Foreign currency translation (Continued)

Assets and liabilities denominated in respective functional currencies are translated into United States Dollars at the exchange rate as of the balance sheet date.  The share capital and retained earnings are translated at exchange rates prevailing at the time of the transactions.  Revenues, costs, and expenses denominated in respective functional currencies are translated into United States Dollars at the weighted average exchange rate for the period.  The effects of foreign currencies translation adjustments are included as a separate component of accumulated other comprehensive income.

Revenue Recognition — Revenues from long-term construction contracts (over one year) of the Duratech Contracting division are recognized using the percentage-of-completion method. Revenues from short-term contracts of the Duratech Structures division are recognized as the work is performed and related costs are incurred. Contract costs include all direct materials and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repair costs. General and administrative costs are charged to expense as incurred.

As a result of the global economic environment and decrease in natural resource prices, demand for on-site conventional homes (long-term construction contracts) have slowed slightly and prices have decreased up to 10% in some markets.  In regards to short-term contracts, the Company has found continued demand for ready-to-move (RTM) homes and a moderation of demand for modular camp sites for the oil mining industry.  The Company expects demand for modular camp sites accelerate with any increase in natural resource prices, principally oil and natural gas.

 Revenue and all related costs and expenses from house and land sales are recognized at the time that closing has occurred, when title and possession of the property and the risks and rewards of ownership transfer to the buyer, and we do not have a substantial continuing involvement in accordance with SFAS No. 66, “Accounting for Sales of Real Estate” (“SFAS 66”). In order to properly match revenues with expenses, we estimate construction and land development costs incurred and to be incurred, but not paid at the time of closing. Estimated costs to complete are determined for each closed home and land sale based upon historical data with respect to similar product types and geographical areas and allocated to closings along with actual costs incurred based on a relative sales value approach. We monitor the accuracy of estimates by comparing actual costs incurred subsequent to closing to the estimate made at the time of closing and make modifications to the estimates based on these comparisons.

Revenue is recognized for long-term construction contract sales on the percentage-of-completion method when the land sale takes place prior to all contracted work being completed. Pursuant to the requirements of SFAS 66, if the seller has some continuing involvement with the property and does not transfer substantially all of the risks and rewards of ownership, profit shall be recognized by a method determined by the nature and extent of the seller’s continuing involvement. In the case of our land sales, this involvement typically consists of final development activities. We recognize revenue and related costs as work progresses using the percentage-of-completion method, which relies on estimates of total expected costs to complete required work. Revenue is recognized in proportion to the percentage of total costs incurred in relation to estimated total costs at the time of sale. Actual revenues and costs to complete construction in the future could differ from our current estimates. If our estimates of development costs remaining to be completed and relative sales values are significantly different from actual amounts, then our revenues, related cumulative profits and costs of sales may be revised in the period that estimates change.

Comprehensive Income (Loss) —The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Cash and Bank overdraft —Cash consists of cash, cash equivalents and checks issued in excess of cash on deposit. Cash is put in the Bank account has a negative balance. For the purpose of the cash flow statement, Bank overdrafts are also classified as cash.

Advertising Costs —Advertising costs are expensed as incurred.  For the years ended January 31, 2008 and 2007, the company incurred $39,019 and $14,773 respectively.

Net Loss per Common Share —Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Income Taxes —Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes.”  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized.  Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments —The carrying amounts reported in the consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable — Accounts deemed uncollectible are written off in the year they become uncollectible.  For the years ended January 31, 2009 and 2008, no amounts were deemed uncollectible as of January 31, 2009.  Outstanding Accounts Receivable as of January 31, 2009 was $812,355.  Typical payment terms for short-term contracts are 30% down, 60% upon completion and 10% holdback to be released once the structure is on-site and attached.  Typical payment terms for stick-built homes (long-term construction contracts) are four draws from bank upon completion of backfill, lockup, ready-to-paint and at completion and a 10% holdback is held for 45 days to allow for builder liens by lawyer.  Accounts receivable are considered current as long as there is reasonable expectation that payments will be made as agreed upon or otherwise negotiated, but in no event longer than 12 months.  The Company evaluates collectability based on receiving payments as agreed upon or as otherwise negotiated.

Impairment of Long-Lived Assets — Using the guidance of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

Inventory —Inventory is stated at the lower of accumulated cost or fair value, as determined in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets” (“SFAS 144”). Accumulated cost includes costs associated with land acquisition, land development, and home construction costs, including certain direct and indirect overhead costs related to development and construction. Land acquisition and development costs are allocated to individual lots using actual lot cost determined based on the total expected land acquisition and development costs and the total expected home closings for the project. The specific identification method is used to accumulate home construction costs.

Cost of sales includes the construction cost of the home, the actual lot cost for the home or project, and commissions and closing costs applicable to the home. The construction cost of the home includes amounts paid through the closing date of the home.  Any costs incurred but not yet paid are expensed as incurred and are typically very nominal in nature because the construction projects have been completed before recorded as sales.  The construction cycles for the long-term construction projects (stick-built homes) are approximately one year and for the short-term construction projects (modular and ready-to-move homes) are approximately two to three months.

For those projects for which construction and development activities have been idled for an extended period of time, longer than three months, an impairment analysis will be performed to determine if an adjustment may be necessary.  If the fair market value of a home (based on comparable units in the market) is less than its cost, this would suggest impairment and an appropriate adjustment would be made.  Recent market activity has shown that such fair market value estimates are not very sensitive or subjective.  These analyses are performed on a regular basis and confirmed before filing documents with the Commission.

Property and Equipment —Property and equipment is stated at cost.  Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment.  The following table shows the estimated useful life used for each class of fixed asset:

Asset	Estimated Useful Life

Buildings	25	years
Shed	10	years
Tools and Equipment	5	years
Small tools and equipment	4	years
Computer and Office Equipment	3	years
Automobiles	3	years
Leasehold Improvements	5	years
Computer Hardware	2.5	years

The estimated annual depreciation expense is $124,397 per year.  Total depreciation expense for the years ended January 31, 2009 and 2008 were $124,397 and $21,598 respectively.

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Customer deposits —The cash deposit received from customers when project in progress are shown in the balance sheet as current liabilities and apply against the revenue expected from customers when the project is terminated and the customers are billed. The deposit is without interest.

Recent Accounting Pronouncements —In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115”.  This statement permits entities to choose to measure many financial instruments and certain other items at value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments.  Effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. No entity is permitted to apply the Statement retrospectively to fiscal years preceding the effective date unless the entity chooses early adoption. Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In December 2007, the FASB issued SFAS 141(revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R will significantly change the accounting for business combinations in a number of areas including the treatment of contingent consideration, contingencies, acquisition costs, IPR&D and restructuring costs. In addition, under SFAS 141R, changes in deferred tax asset valuation allowances and acquired income tax uncertainties in a business combination after the measurement period will impact income tax expense. SFAS 141R is effective for fiscal years beginning after December 15, 2008.   Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In December 2007, the FASB issued SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests (NCI) and classified as a component of equity. This new consolidation method will significantly change the account with minority interest holders. SFAS 160 is effective for fiscal years beginning after December 15, 2008. Adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment to FASB Statement No. 133.” SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement, which is expected to occur in the first quarter of 2009, is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.” The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts — An interpretation of FASB Statement No. 60.” SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement No. 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS No. 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended January 31, 2009 and 2008 is summarized as follows:

          Cash paid during the years for interest and income taxes:

	2009	2008

Interest	$277,653	$131,580
Income Taxes	$-	$-

UPSNAP INC. F/K/A DURATECH GROUP, INC.

FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE C—PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of January 31, 2009:

Asset	Cost	Accumulated Depreciation	Net Book Value

Land	$32,855	$-	$32,855
Buildings	69,088	6,660	62,428
Tools and Equipment	457,908	72,045	385,863
Small Tools and Equipment	19,294	9,878	9,416
Computer and Office Equipment	47,002	22,473	24,529
Automobiles	97,485	55,486	41,999
Leasehold Improvements	99,752	18,537	81,215
	$823,384	$185,079	$638,305

One half of the depreciation is used in the year of acquisition.

NOTE D—INCOME TAXES

Due to the prior years’ operating losses and the inability to recognize an income tax benefit therefrom, there is no provision for current or deferred federal or state income taxes or Canadian taxes for the year ended January 31, 2009.  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

For the twelve month periods ended September 30, 2008 and 2007, prior to the reverse-merger with Duratech, the Company incurred net operation losses and accordingly, no provision for income taxes has been recorded.  In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.  For the period ending September 30, 2008, the Company had additional net operating loss carry-forward for its operations through September 17 prior to the completion of its share exchange agreement with Duratech.  The figures here reflect an estimate of those net operating loss carry-forward (see the Company’s 10-QSB for the period ending June 30, 2008 filed on August 13, 2008 for additional information).  Thus, at September 30, 2008, the Company had approximately $8,881,662 of accumulated net operating losses.  The net operating loss carry-forwards, if not utilized, will begin to expire in 2022.

The components of the Company’s deferred tax asset are as follows:

	Twelve Month Period Ended September 30	Twelve Month Period Ended September 30

	2008	2007

Federal and state income tax benefit	$5,909,622	$1,040,214
Change in valuation allowance on deferred tax assets	(5,909,622)	(1,040,214)
Net deferred tax assets	$-	$-

A reconciliation between the amounts of income tax benefit determined by applying the applicable U.S. and State statutory income tax rate to pre-tax loss is as follows:

	Twelve Month Period Ended September 30	Twelve Month Period Ended September 30

	2008	2007

Federal and state statutory rate	$5,909,622	$1,040,214
Change in valuation allowance on deferred tax assets	(5,909,622)	(1,040,214)
	$-	$-

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE D—INCOME TAXES (CONTINUED)

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the year ended September 30, 2008 is as follows:

	2008	2007
Income tax computed at the federal statutory rate	34%	34%
State income tax, net of federal tax benefit	0%	0%
Total	34%	34%
Valuation allowance	-34%	-34%
Total deferred tax asset	0%	0%

The Company’s principle subsidiary (Duratech Group Inc.) is subject to income taxes on income arising in or derived from the tax jurisdiction in which it is domiciled and operates (Canada).  However, because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance.  The valuation allowance increased (decreased) by $1,050,993 and $98,867 for the year ended January 31, 2009 and 2008 respectively.

The components of Company’s estimated deferred tax asset, calculated using federal and state effective tax rates, as of January 31, 2009 and 2008 are as follows:

	Twelve Month Period Ended January 31	Twelve Month Period Ended January 31

	2009	2008

Federal and state income tax benefit	$1,050,993	$98,867
Change in valuation allowance on deferred tax assets	(1,050,993)	(98,867)
Net deferred tax assets	$-	$-

As of January 31, 2009, the Company had Canadian net operating loss carryforwards of approximately $1,372,058 which will expire at various times through the year 2028.

NOTE E—NOTES PAYABLE

Description	Rate	Balance

Note due September 30, 2017	prime rate plus 1.5%	$279,519
Note due June 30, 2009	prime rate plus 2%	$135,492
Demand Note	various	$119,418
Demand Note	various	$851,988
Residential Line of Credit [a]	various	$750,247
		$2,136,664
[a] This is a residential loan line of credit. Progress loans are available upon satisfactory inspection.

There are no covenants associated with the above debt arrangements.

NOTE F—FINISHED GOODS AND WORK IN PROGRESS INVENTORY

Land (finished goods) and residential spec home inventory is valued at the lower of cost and net realizable value with the cost being determined on an actual cost basis. Presold residential homes in work in Progress are recorded at the actual expenses incurred incurred to date.

Raw materials inventory is stated at the lowest cost, on first-in, first-out basis, and net realizable value. Periodic inventory method is used for it evaluation.

Inventories are as follows:

Raw Materials	$72,939
Work in Progress	$1,382,604
Finished Goods	$492,038
$1,947,581

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE G—SEGMENT REPORTING

The Company has two reportable segments—Duratech Structures, Inc. and Duratech Contracting, Inc.

The Net Sales and Profit/(Loss) by Segment for the year ended January 31, 2009 are as follows:

Net Sales by Segment	For the year ended January 31, 2009
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Sales, net	$2,921,420	$3,757,143	$6,678,563
Cost of Sales	2,096,948	2,529,975	4,626,923
Gross Profit	$824,472	$1,227,168	$2,051,640

Profit/(Loss) by Segment	For the year ended January 31, 2009
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Net Operating Profit/(Loss)	$(276,028)	$(774,965)	$(1,050,993)

The Net Sales and Profit/(Loss) by Segment for the year ended January 31, 2008 are as follows:

Net Sales by Segment	For the year ended January 31, 2008
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Sales, net	$1,857,508	$3,116,952	$4,974,460
Cost of Sales	1,334,844	2,781,043	4,115,888
Gross Profit	$522,664	$335,908	$858,572

Profit/(Loss) by Segment	For the year ended January 31, 2008
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Net Operating Profit/(Loss)	$(26,352)	$(72,515)	$(98,867)

Total Assets by Segment as of January 31, 2009 and 2008 are as follows:

Total Assets by Segment	For the year ended January 31, 2009
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Total Assets	$1,034,908	$2,847,240	$3,882,148

Total Assets by Segment	For the year ended January 31, 2008
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Total Assets	$718,535	$2,221,260	$2,939,795

The accounting policies used for segment reporting are the same as those described in Note A “Summary of Significant Accounting Policies”;

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE H—EQUITY

OUTSTANDING SHARE DATA

The outstanding share data as at January 31, 2009 and September 30, 2007 is as follows:

	Number of shares outstanding

	2009	2007

Common shares	75,224,676	22,170,324
Options to purchase common shares	21,520,334	1,120,000
Warrants to purchase common shares	2,360,000	2,360,000
Debentures convertible to common shares	-	-
Accrued interest convertible to common shares	-	-

Shares Issued from Share Exchange Agreement

The following common shares were issued to Duratech Shareholders following the closing of the Share Exchange Agreement on September 17, 2008:

Janet Van Hierden	6,387,729
Jason Van Hierden	580,703
Peter Van Hierden	41,255,711
Brendon Van Hierden	116,141
George Sawatzky	2,009,058

Total	50,349,342

Stock Plan

On November 2, 2006 the Board of Directors of UpSNAP, Inc. approved a 2006 Omnibus Stock and Incentive Plan. The Plan made four million (4,000,000) shares, either unissued or reacquired by the Company, available for awards of either options, stock appreciation rights, restricted stocks, other stock grants, or any combination thereof. Eligible recipients include employees, officers, consultants, advisors and directors. Options granted generally have a ten-year term and vest over four years from the date of grant. Certain of the stock options granted under the Plan have been granted pursuant to various stock option agreements. Each stock option agreement contains specific terms. The Board of Directors increased the size of the Plan to seven and one half million (7,500,000) total shares on August 8, 2007, which was ratified by stockholders in September 2007.

Stock-Based Compensation

Under the fair value recognition provisions of SFAS No. 123(R), stock-based compensation cost is estimated at the grant date based on the fair value of the award and is recognized as expense over the requisite service period of the award. The Company has awarded stock-based compensation both as restricted stock and stock options.

We use the Black-Scholes option valuation model to value option awards under SFAS No. 123(R). The Company currently has awards outstanding with only service conditions and graded-vesting features. We recognize compensation cost on a straight-line basis over the requisite service period.

Time-Based Stock Awards

The fair value of each time-based award is estimated on the date of grant using the Black-Scholes option valuation model, which uses the assumptions described below. Our weighted-average assumptions used in the Black-Scholes valuation model for equity awards with time-based vesting provisions granted during the quarter ended January 31, 2009 are shown in the following table:

Expected volatility	70.0%
Expected dividends	0%
Expected terms	6.0-6.25 years
Pre-vesting forfeiture rate	50%
Risk-free interest rate	4.45%-4.76%

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE H—EQUITY (CONTINUED)

The expected volatility rate was estimated based on historical volatility of the Company’s common stock over approximately the seventeen month period since the reverse merger and comparison to the volatility of similar size companies in the similar industry. The expected term was estimated based on a simplified method, as allowed under SEC Staff Accounting Bulletin No. 107, averaging the vesting term and original contractual term. The risk-free interest rate for periods within the contractual life of the option is based on U.S. Treasury securities. The pre-vesting forfeiture rate was based upon plan to date experience. As required under SFAS No. 123(R), we will adjust the estimated forfeiture rate to our actual experience. Management will continue to assess the assumptions and methodologies used to calculate estimated fair value of share-based compensation. Circumstances may change and additional data may become available over time, which could result in changes to these assumptions and methodologies, and thereby materially impact our fair value determination.

A summary of the time-based stock awards as of January 31, 2009, and changes during the quarter ended January 31, 2009, is as follows:

	Shares	Weighted Average Exercise Price

Outstanding at June 30, 2008	2,570,000	$0.10

Granted (part of Share Exchange Agreement)		$0.05

Forfeited or expired	-	$-

Outstanding January 31, 2009	21,520,334	$0.056

Exercisable at January 31, 2009	2,570,000	$0.10

The following tables summarize information about fixed stock options outstanding and exercisable at January 31, 2009:

	Stock Options Outstanding
Range of Exercise Prices	Number of Shares Outstanding	Weighted Average Contractual Life in Years
$0.10	700,000	8.25
$0.10	170,000	9.34
$0.10	1,700,000	9.42
$0.10	18,950,334	9.67
	21,520,334	9.60

	Stock Options Exercisable
Range of Exercise Prices	Number of Shares Exercisable	Weighted Average Exercise Price
$0.10	2,570,000	$0.10
$0.016 – 0.125	18,950,334	$0.05

	21,520,334

The exercise price of stock options granted during the period ended January 31, 2009 was equal to the market price of the underlying common stock on the grant date.

There was no aggregate intrinsic value as of January 31, 2009. Intrinsic value represents the pretax value (the period’s closing market price, less the exercise price, times the number of in-the-money options) that would have been received by all option holders had they exercised their options at the end of the period.

Warrants

The Company has recorded the warrant instruments as equity in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activity, paragraph 11(a), and EITF 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock.

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE H—EQUITY (CONTINUED)

A summary of warrant activity for the period ended January 31, 2009 is as follows:

Series B
	Number of Warrants	Weighted- Average Exercise Price	Warrants Exercisable	Weighted- Average Exercise Price

Outstanding, September 30, 2007	1,800,000	$1.10	1,800,000	$1.10
Granted	-
Expired	-
Exercised	-	-		-

Outstanding, January 31, 2009	1,800,000	$1.10	1,800,000	$1.10

	Number of Warrants	Weighted- Average Exercise Price	Warrants Exercisable	Weighted- Average Exercise Price

Outstanding, September 30, 2007	560,000	$0.90	560,000	$0.90
Granted	-
Exercised	-

Outstanding, January 31, 2009	560,000	$0.90	560,000	$0.90

At January 31, 2009, the range of warrant prices for shares under warrants and the weighted-average remaining contractual life is as follows:

	Warrants Outstanding			Warrants Exercisable
Range of Warrant Exercise Price	Number of Warrants	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life	Number Of Warrants	Weighted- Average Exercise Price

$1.10	1,800,000	$1.10	2.53	1,800,000	$1.10
$0.90	560,000	$0.90	2.62	560,000	$0.90
	2,360,000			2,360,000

UPSNAP INC. F/K/A DURATECH GROUP, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2009 AND 2008

NOTE H—EQUITY (CONTINUED)

The Company may from time to time reduce the exercise price for any of the warrants either permanently or for a limited period or extend their expiration date.

RETAINED EARNINGS—PRIOR YEAR ADJUSTMENT

The Company made a prior year adjustment of $222,198 to reflect cost of goods sold for two projects that had been completed and sold in the period ending January 31, 2008.

NOTE I—COMMITMENTS/LEASES

As of January 31, 2009, the company had commitments for the acquisition of residential lots and land. The company had paid non-refundable deposits $ 24,374. This deposit is included in Other receivable.

NOTE J—RELATED PARTIES

The Company has an outstanding amount Due to a shareholder in the amount of $70,308.  This outstanding amount is due upon demand, is unsecured and does not bear an interest rate.

NOTE K—GOING CONCERN

As shown in the accompanying financial statements, the Company had a loss for the year ended January 31, 2009.  During the years ended January 31, 2009 and 2008, the Company had a net loss of $935,916 and $104,735 respectively.  The Company has a net deficiency of $1,357,484.

Management believes that actions presently being taken to win more contracts, raise equity capital, seek strategic relationships and alliances, and build its marketing efforts to generate positive cash flow provide the means for the Company to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Item 9.  Changes in and Disagreements with Accountants on Accounting and Financial Disclo sure

Not Applicable.

Item 9A.  Controls and Procedu res

Pursuant to Rule 13a-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), the Company carried out an evaluation, with the participation of the Company’s management, including the Company’s Chief Executive Officer, Peter van Hierden CEO”) and Chief Financial Officer, Richard von Gnechten (“CFO”), of the effectiveness of the Company’s disclosure controls and procedures (as defined under Rule 13a-15(e) or 15d-15(e) under the Exchange Act) as of the end of the period covered by this report. Based upon that evaluation, the Company’s CEO and CFO concluded that the Company’s disclosure controls and procedures were effective to provide reasonable assurance that information required to be disclosed by the Company in the reports that the Company files or submits under the Exchange Act, is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules, regulations and forms, and that such information is accumulated and communicated to the Company’s management, including the Company’s CEO and CFO, as appropriate, to allow timely decisions regarding required disclosure.

ITEM 9A(T).  Controls and Proce dures

Management Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting for the company in accordance with Rules 13a-15(f) and 15d-15(f) under the Exchange Act. Our internal control over financial reporting is designed to provide reasonable assurance regarding the (i) effectiveness and efficiency of operations, (ii) reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, and (iii) compliance with applicable laws and regulations.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting based on the criteria set forth in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on this evaluation, management has concluded that the Company’s internal control over financial reporting is effective as of January 31, 2009.

As a result of the evaluation of the effectiveness of the Company’s internal control over financial reporting, referred to in the paragraph above, the Company’s management has identified a material weakness related to its inability to provide management’s annual report on internal control over financial reporting on a timely basis.  A material weakness is a deficiency or combination of deficiencies in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis.

This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management's report in this annual report.

Changes in Internal Controls

During the year ended December 31, 2008 there were no changes in our internal control over financial reporting that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.  Other Inform ation

None.

PART III

Item 10.  Directors, Executive Officers and Corporate Gover nance

Directors and Executive Officers

Our Bylaws provide that we shall have that number of directors determined by the majority vote of the board of directors. Currently we have two directors. Each director will serve until our next annual shareholder meeting. Directors are elected for one-year terms. Our Board of Directors elects our officers at the regular annual meeting of the Board of Directors following the annual meeting of shareholders. Vacancies may be filled by a majority vote of the remaining directors then in office. Our directors and executive officers are as follows:

Name	Age	Position

Peter van Hierden	49	President, Chief Executive Officer, Director
Richard von Gnechten	44	Chief Financial Officer, Director

Backgrounds of Directors

Executive Officers and Directors

Peter Van Hierden, a director, is President and CEO and principal owner of Duratech Group, Inc. Duratech is engaged in the homebuilding and manufactured housing business in Alberta and Saskatchewan, Canada, which are experiencing rapid growth primarily because of commodities such as oil, uranium and diverse mining. Duratech operates through its business units Duratech Contracting and Duratech Structures and through its ownership of 50% of the share capital of two joint venture companies: P&R Gateway Developments Inc. and 1371009 Alberta Ltd., both Alberta corporations. Mr. Van Hierden has been an entrepreneur for over 30 years, having started, run, bought and sold companies over that time period. Over the past 15 years, he helped successfully turn around the profitability, from a loss to a profit, of six companies ranging from $1 million to $30 million in revenue.

Richard von Gnechten, a director since April 19, 2006, has served since 2005 as President and CEO of Ravon Corp., which provides corporate financial advisory services. Mr. von Gnechten joined Hawaiian Electric Company (HECO) in 1991 and served as Financial Vice President & CFO from 2000 to 2004, managing/implementing Sarbanes-Oxley, SEC and NYSE compliance. During his tenure, Hawaiian Electric was recognized by a Dow Jones public company survey as a top 5 company for corporate governance and top 10 for disclosure transparency. Mr. von Gnechten also serves as Managing Director and CEO for Global Kingdom Finance Co. and Partner of Naviscent Group, LLC and board member for several companies.  He has an MBA from Dartmouth’s Tuck School of Business, Financial Management Program graduate from Stanford’s Graduate School of Business and a degree in Economics from the University of Denver.

Family Relationships

There are no familial relationships between our officers and directors.

Meetings of Our Board of Directors

Our Board of Directors met in person or via telephone occasionally during our fiscal year ended January 31, 2009. Each member of the Board of Directors attended at least 75% of the meetings.

Board Committees

The Company presently does not have a compensation committee or nominating committee. The Company does have an audit committee, with committee duties currently carried out by a member of our Board of Directors. Our Board of Directors has determined that the audit committee member has sufficient knowledge in financial and accounting matters to serve on the committee and that the member is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Board of Directors has not adopted a written charter for the audit committee as the management of the Company believes that until this point it has been premature at the current stage of the Company’s management and business development to adopt a formal charter.

The same reasoning applies to the decision not to form a compensation or nominating committee. However, the new management of the Company may form a compensation and nominating committee in the future. Until these committees are established, these decisions will continue to be made by the Board of Directors. New management may also adopt a formal audit committee charter. Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate’s character, judgment, skills and experience in the context of the needs of the Company and the Board of Directors.

The Company’s Board of Directors does not currently provide a process for stockholders to send communications to the Board of Directors as the Company management believes that until this point it has been premature given the limited liquidity of the common stock of the Company to develop such processes. However, the new management of the Company may establish a process for stockholder communications in the future.

Director Compensation

We have no standard arrangement pursuant to which our directors are compensated for their services in their capacity as directors. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director.

Significant Employees

Other than the two individuals serving as directors and officer described above, we do not expect any other individuals to make a significant contribution to our business.

Involvement in Legal Proceedings

None of our directors, executive officers, promoters or control persons has been involved in any of the following events during the past five years:

•	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s chief executive officer, chief financial officer, comptroller, chief accounting officer and persons performing similar functions, (the "Code of Ethics"), a copy of which is included as Exhibit 14 to our Form 10-KSB for the fiscal year ended September 30, 2005, and is incorporated herein by reference. The Code of Ethics is designed with the intent to promote the following:

	Honest and ethical conduct

–	Accurate financial records and periodic reports

–	Compliance with all applicable governmental laws, rules and regulations

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Form 10-K, any failure to comply therewith during the fiscal year ended January 31, 2009. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s common stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons.

Item 11.  Executive Compensat ion

Compensation Discussion and Analysis

We maintain a peer-based executive compensation program comprised of fixed and performance variable elements. The design and operation of the program reflect the following objectives:

-	Recruiting and retaining talented leadership.
-	Implementing measurable performance targets.
-	Correlating compensation directly with shareowner value.
-	Emphasizing performance based compensation, progressively weighted with seniority level.
-	Adherence to high ethical, safety and leadership standards.

Designing a Competitive Compensation Package

Recruitment and retention of leadership to manage our Company requires a competitive compensation package. Our Board of Directors emphasizes (i) fixed compensation elements of base salary that compare with our compensation peer group of companies, and (ii) variable compensation contingent on above-target performance. The compensation peer group consists of those companies in the Alberta, Canada province that we deem to compete with our Company for executive talent. Individual compensation will vary depending on factors such as performance, job scope, abilities, tenure, and retention risk.

Fixed Compensation

The principal element of fixed compensation not directly linked to performance targets is based salary. We target the value of fixed compensation generally at the median of our compensation peer group to facilitate a competitive recruitment and retention strategy.

Incentive Compensation

Our incentive compensation programs are linked directly to earnings growth, cash flow, and total shareowner return. Annual bonuses are tied to the current year’s performance of our company. Restrictive stock awards are tied to an individual’s success in exceeding targeted results set by management.

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of UpSnap, Inc. during the years 2008, 2007 and 2006, except as described below. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by our chief executive officer and other executive officers earning in excess of $100,000 for the past three years.

SUMMARY COMPENSATION TABLE

Name of officer	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total

Peter Van Hierden	2009	$30,000	-	-	-	-	-	-	$30,000
CEO	2008	-	-	-	-	-	-	-	-
	2007	-	-	-	-	-	-	-	-

Richard Von Gnechten	2009	-	-	-	-	-	-	-	-
CFO	2008	-	-	-	-	-	-	-	-
	2007	-	-	-	-	-	-	-	-

Tony Philipp(1)	2007	$120,000	-	-	-	-	-	-	$120,000
	2006	$120,000	-	-	-	-	-	-	$120,000
	2005	-	-	-	-	-	-	-	-

 (1)  Mr. Philipp was our former Chairman and CEO who resigned as CEO on September 17, 2008.

Option Grants in Last Fiscal Year

There were no options granted to Philipp during the year ended September 30, 2007. There were options to purchase 1,000,000 shares of Common Stock granted to Philipp during the nine-months ended June 30, 2008, exercisable at $.10 per share, vesting over a four year period, with all unvested options to vest upon the Closing.

During the year ended September 30, 2007 and the nine-months ended June 30, 2008, Philipp did not exercise any stock options.

GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)

Tony Philipp	5/14/08	0	0	0	0	0	0	0	1,000,000	$0.10	0

Employment Agreements

The Company has no employment agreements with any of its employees.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

Directors’ and Officers' Liability Insurance

During the preceding year the Company had insurance insuring directors and officers against liability.

Change of Control

As of January 31, 2009, we had no pension plans or compensatory plans or other arrangements which provide compensation on the event of termination of employment or change in control of us.

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Ma tters

The following table sets forth as of January 31, 2009, the number of shares of the Company’s Common Stock owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company’s voting stock, and by the directors and officers of the Company. The number of common shares issued and outstanding as of January 31, 2009, was 97,500,000, each with a par value of $0.001, and 23,780,334 options or warrants on common shares.

Title of Class	Name and Address	Number of Shares Owned(1)		Percent of Voting Power(2)

Principal Stockholders

Common	Janet Van Hierden 2920 9th Avenue North Lethbridge, Alberta, Canada T1H 5E4	48,340,284	(3)	49.5%

Common	Tony Philipp P.O. Box 2399 Davidson, North Carolina 28036	4,910,000	(4)	5.0%

Directors and Executive Officers

Common	Peter Van Hierden 2920 9th Avenue North Lethbridge, Alberta, Canada T1H 5E4	48,340,284	(3)	49.5%
Common	Richard von Gnechten 2920 9th Avenue North Lethbridge, Alberta, Canada T1H 5E4	1,365,265	(5)	1.4%

Common	All Officers and Directors as a Group (2 persons)	49,705,549		51.0%

(1)   Except as otherwise indicated, the shares are owned of record and beneficially by the persons named in the table.
(2)
Based on 73,719,666 issued and outstanding shares of common stock and 23,780,334 options to purchase shares of common stock as of the Closing Date, for a total of 97,500,000 issued and outstanding.shares and shares reserved for issuance.

(3)
Janet Van Hierden and Peter Van Hierden are husband and wife, and beneficially own the 6,387,729 and 41,255,710 shares, respectively, of Common Stock owned by each and 2,765,292 options to purchase Common Stock owned by Peter Van Hierden. In addition, Mr. and Mrs. Van Hierden beneficially own 580,703 shares of Common Stock owned by their son Jason Van Hierden and the 116,141 shares of Common Stock owned by their son Brendon Van Hierden.  They also beneficially own the 547,837 options to purchase shares of Common Stock owned by their daughter Amanda Van Hierden and the 273,919 options to purchase shares of Common Stock owned by their daughter Carlarene Van Hierden.

(4)	Mr. Philipp’s shareholdings are comprised of 1,000,000 fully-vested options and 3,910,000 shares. Mr. Philipp is the former CEO of the Company, who resigned on September 17, 2008.
(5)   Mr. von Gnechten owns 1,054 shares of Common Stock and 1,364,211 options to purchase Common Stock.

Item 13.  Certain Relationships, Related Transactions and Director Indepen dence

For the ten-months ended July 31, 2008, Philipp, the CEO, advanced a total of $61,333 to the Company. For the year ended September 30, 2007 and 2006, Philipp advanced $0 and $0 to the Company, respectively. Philipp was paid $32,000 by the Company for 2008 (as of July 31, 2008), and has an accrued salary for 2008 amounting to $61,333 (as of July 31, 2008).

After the consummation of the transactions contemplated by the Share Exchange Agreement, the Company sold its assets related to its mobile information search services, subject to assumption and payment of all of the Company’s liabilities related to periods prior to the closing, to UpSnap Services, LLC, a North Carolina limited liability corporation (“UpSnap Services”), which is owned by Philipp, pursuant to an Asset Purchase Agreement dated as of August 29, 2008 (the “Asset Purchase Agreement”).

Over the past few years the Company has sustained continued financial losses and revenue declines as its business has grown more competitive, it has not been able to raise additional capital to expand its operations, it has recent concerns about obligations to its creditors and its continuation as a going concern, and subsequent to the termination of the proposed merger transaction with Mobile Greetings, Inc., it has explored various financing and acquisition alternatives. Based upon management’s review of alternatives, the Share Exchange Agreement and the Asset Purchase Agreement present the most viable present possibility for future enhancement of shareholder value and for payment of creditors.

Pursuant to the Share Exchange Agreement and the Asset Purchase Agreement, Philipp has agreed, among other things, to indemnify and hold harmless the Company from and against all liabilities as of the Closing Date up to $200,000. As part of the Asset Purchase Agreement, the Company has agreed to contribute $130,000 to UpSnap Services at Closing solely toward the payment and discharge of the Assumed Liabilities (as defined). The $130,000 contribution is not to be used to pay any of Philipp’s advances to the Company or his accrued salary. Duratech has agreed to fund this $130,000 capital contribution. The Asset Purchase Agreement was approved by a majority of the Board of Directors, with Philipp abstaining, in accordance with Nevada Revised Statutes 78.140.

Richard A. von Gnechten, a member of the Board of the Company and also a Managing Director and CEO for Global Kingdom Finance Co., an affiliate of Duratech, was appointed as Chief Financial Officer of the Company as of September 17, 2008. He does not plan to have a salary paid by the Company, nor will he have an employment contract with the Company.

Except for the transactions described above, there are no proposed transactions and no transactions during the past two years to which the Company was (or is) a party, and in which any officer, director, or principal stockholder, or their affiliates or associates, was also a party.

Director Independence

Our securities are quoted on the OTC Bulletin Board which does not have any director independence requirements.  Once we engage further directors and officers, we will develop a definition of independence and scrutinize our Board of Directors with regard to this definition.

Item 14.  Principal Accountant Fees and Serv ices

Fees Billed For Audit and Non-Audit Services

The following table represents the aggregate fees billed for professional audit services rendered by the accounting firm of Tracy J. Anderson, CPA, our current independent auditor, and all fees billed for other services rendered by the said firms during those periods.

Year Ended January 31	2009	2008

Audit Fees (1)	20,000	0
Audit-Related Fees (2)	-	1,500
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total Accounting Fees and Services	20,000	1,500

(1)
Audit Fee. These are fees for professional services for the audit of the Company's annual financial statements, and for the review of the financial statements included in the Company's filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fee. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of the Company's financial statements.

(3)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.

(4)	All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees.

Pre-Approval Policy for Audit and Non-Audit Services

The Company implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, our Board of Directors, performing the duties of the Audit Committee, reviews all audit and non-audit related fees at least annually. The Board of Directors as the Audit Committee pre-approved all audit related services in the year ended January 31, 2009.

Item 15.  Exhibits, Financial Statement Schedules and Reports on Form 8-K

(a) (1) Financial Statements

See “Table of Contents to Consolidated Financial Statements” set forth on page 19.

(a) (2) Financial Statement Schedules

None. The financial statement schedules are omitted because they are inapplicable or the requested information is shown in our financial statements or related notes thereto.

(a) (3) Exhibits

Exhibit Number	Exhibit Description

2.1	Share Exchange Agreement by and among UPSN, Duratech Group Inc., Philipp, van Hierden and the Duratech Shareholders , dated August 29, 2008 (1)
2.2	Asset Purchase Agreement between UPSN, UpSnap Services, LLC and Philipp, dated August 29, 2008 (1)
3.1	Articles of Incorporation of the Company(2)
3.2	By-laws of the Company (2)
3.3	Certificate of Amendment to Articles of Incorporation changing name of corporation and authorizing 3:1forward split (3)
14.1	Code of Ethics (4)
21.1	List of Subsidiaries (5)
31.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (5)
31.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (5)
32	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (5)

(1)	Included as an exhibit to our Form 8-K filed with the Commission on September 24, 2008.
(2)	Incorporated by reference from Exhibits 3.1 and 3.2 to UPSN’s Registration Statement on Form SB-2 filed with the Commission on September 18, 2003.
(3)	Incorporated by reference to Exhibit 3.1 from Form 8-K filed on November 17, 2005.
(4)	Incorporated by reference from Exhibit 14 to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005, filed with the Commission on December 27, 2005.
(5)	Filed herewith.

Reports on Form 8-K Filed in the Last Fiscal Quarter of 2008

(1)	On December 10, 2008, the Company filed a Form 8-K regarding the resignation of a director effective December 8, 2008.
(2)	On December 15, 2008, the Company filed a Form 8-K regarding the adoption of January 31 as the end of its new fiscal year.
(3)
On January 20, 2009, the Company filed a Form 8-K regarding the entry into a material definitive agreement and the unregistered sale of securities in connection with the transactions contemplated by the Preferred Stock Exchange Agreement.

SIGNATU RES

In accordance with the Section 13 or 15(d) of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPSNAP, INC.

Date: May 18, 2009	By:	/s/ Peter van Hierden
Peter van Hierden
Chief Executive Officer

Pursuant to the requirements of the Exchange Act, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

Signature	Title	Date
/s/ Peter van Hierden	Chairman, Chief Executive Officer and Director	May 18, 2009
Peter van Hierden
/s/Richard von Gnechten	Chief Financial Officer	May 18, 2009
Richard von Gnechten

Exhibit 21.1

LIST OF SUBSIDIARIES

Duratech Group, Inc.

UpSnap USA, Inc.

P&R Gateway Developments Inc. (50%)

1371009 Alberta Ltd. (50%)

EXHIBIT 31.1

Certification of Principal Executive Officer

I, Peter van Hierden certify that:

1. I have reviewed this annual report on Form 10-K of UpSnap, Inc.

2. Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: May 18, 2009 /s/ Peter van Hierden Peter van Hierden Chief Executive Officer

EXHIBIT 31.2

Certification of Principal Financial Officer

I, Richard von Gnechten, certify that:

1. I have reviewed this annual report on Form 10-K of UpSnap, Inc.

2. Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:May 18, 2009 /s/Richard von Gnechten Richard von Gnechten Chief Financial Officer

EXHIBIT 32

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of UpSnap, Inc. (the "Company") for the year ended January 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter van Hierden, Chief Executive Officer, and Richard von Gnechten, Chief Financial Officer of the Company, individually certify that:

·        the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

·        information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented.

/s/ Peter van Hierden Peter van Hierden Chief Executive Officer Dated: May 18, 2009 /s/ Richard von Gnechten Richard von Gnechten Chief Financial Officer Dated: May 18, 2009

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to UpSnap, Inc. and will be retained by UpSnap, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

APPENDI X H

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

[X]  QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       For the quarterly period ended October 31, 2008

[  ]  TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       For the transition period from _______ to _______

Commission File No. 000-50560

UPSNAP, INC.
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	20-0118697 (IRS Employer identification No.)

c/o Duratech Group Inc., 2930 9th Avenue North, Lethbridge, Alberta, Canada T1H 5E4
(Address of Principal Executive Offices)

(403) 320-1778
(Issuer’s Telephone Number)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [x] No [  ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of The Exchange Act) Yes [  ] No [X]

State the number of shares outstanding of each of the issuers’ classes of common equity, as of the latest practicable date:

Class of Stock                                                                                      Outstanding November 30, 2008
Common Stock ($.001 par value)                                                                         73,719,666

Transitional Small Business Disclosure Format (Check one): Yes [  ] No [X]

REPORTS TO SECURITY HOLDERS

We are a reporting company under the requirements of the Securities Exchange Act of 1934 and will file quarterly, annual and other reports with the Securities and Exchange Commission. This quarterly report contains the required audited financial statements. We are  not  required  to deliver a quarterly report to security holders and will not voluntarily deliver a copy of  the quarterly  report to security holders, except in connection with our annual meeting of shareholders.  The reports and other information filed by us will be available for inspection and copying at the public reference facilities of the Commission, 100 F Street, N.E., Washington, D.C. 20549.

Copies of such material may be obtained by mail from the Public Reference Section of the Commission at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. In addition, the Commission maintains a World Wide Website on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

The discussion contained in this 10-QSB under the Securities Exchange Act of 1934, as amended, contains forward-looking statements that involve risks and uncertainties. The issuer's actual results could differ significantly from those discussed herein. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as "anticipate," "expect," "intend," "plan," "will," "we believe," "the Company believes," "management believes" and similar language, including those set forth in the discussions under "Notes to Financial Statements" and "Management's Discussion and Analysis or Plan of Operation" as well as those discussed elsewhere in this Form 10-QSB. We base our forward-looking statements on information currently available to us, and we assume no obligation to update them.

The rest of this page is left intentionally blank

UPSNAP, INC.
FORM 10-QSB

For the Quarter ended October 31, 2008

		Page
	PART I – FINANCIAL INFORMATION

ITEM 1.	Selected Financial Statements
	Balance Sheet – October 31, 2008 (unaudited)	153
	Statements of Operations – Three and Nine months Ended October 31, 2008 (unaudited)	154-155
	Statements of Cash Flows – Nine months Ended October 31, 2008 (unaudited)	156
	Notes to Financial Statements (unaudited)	157-167
ITEM 2.	Management’s Discussion and Analysis	168
ITEM 3.	Controls and Procedures	181

	PART II – OTHER INFORMATION

ITEM 1. ITEM 2. ITEM 3. ITEM 4. ITEM 5. ITEM 6.	Legal Proceedings Changes in Securities and Use of Proceeds Defaults Upon Senior Securites Submission of Matters to Vote of Security Holders Other Information Exhibits	182 182 182 182 182 182
	Signatures	183

PART I – FINANCIAL INFORMATI ON

ITEM 1.  FINANCIAL STATEMENTS

The consolidated financial statements of UpSnap, Inc. (the “Company”), included herein were prepared, without audit, pursuant to rules and regulations of the Securities and Exchange Commission.  Because certain information and notes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America were condensed or omitted pursuant to such rules and regulations, these financial statements should be read in conjunction with September 30, 2007 audited financial statements of the Company and notes thereto as included in Company’s Form 10-KSB filed on January 15, 2008, and in conjunction with the January 31, 2008 audited financial statements of Duratech Group Inc. and the notes thereto as included in the Company’s Current Report on Form 8-K filed on September 24, 2008.

UpSnap, Inc. Consolidated Balance Sheet

As of
October 31, 2008
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-
Accounts Receivable	653,344
Other Receivables	130,476
Inventory	2,765,026
TOTAL CURRENT ASSETS	3,548,846

OTHER ASSETS	1,103,156
PROPERTY, PLANT, AND EQUIPMENT, NET	342,150

TOTAL ASSETS	$4,994,152

LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)
LIABILITIES
CURRENT LIABILITIES:
Bank Overdraft	$354,207
Notes Payable, current	2,590,170
Shareholder Notes Payable, current	817,579
Accounts Payable	914,124
Customer Deposits	434,691
TOTAL LIABILITIES	5,110,771

STOCKHOLDERS' EQUITY/(DEFICIT)
Share Capital	47,776
Paid in Capital	546,249
Premium on Redemption of Shares	(27,207)
Retained Earnings/(Accumulated Deficit)	(683,437)
TOTAL STOCKHOLDERS' EQUITY/(DEFICIT)	(116,619)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)	$4,944,152

The accompanying notes are an integral part of these financial statements.

UpSnap, Inc. Consolidated Statement of Operations

For Three-months ended October 31,
2008
SALES AND COST OF SALES
Sales	$2,238,649
Cost of Sales	1,377,128
Gross Profit	861,520

EXPENSES
Selling, general and administrative	231,398
Payroll Expense	528,454
Bad Debt Expense	317
Interest	70,841
Depreciation	-
TOTAL EXPENSES	831,010

Net Income/(Loss) from Operations	30,510

OTHER INCOME/(EXPENSE)
Gain on Disposal	-
Other Income	-
Interest Income	2,851
NET OTHER INCOME/(EXPENSE)	2,851

NET INCOME/(LOSS) FROM CONTINUED OPERATIONS	33,361

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign Currency Translation Gain/(Loss)	(2,684)

COMPREHENSIVE INCOME (LOSS)	30,677

The accompanying notes are an integral part of these financial statements.

UpSnap, Inc. Consolidated Statement of Operations

For Nine-months ended October 31,
2008
SALES AND COST OF SALES
Sales	$4,278,661
Cost of Sales	2,857,922
Gross Profit	1,420,739

EXPENSES
Selling, general and administrative	600,443
Payroll Expense	1,201,732
Bad Debt Expense	320
Interest	154,230
Depreciation	-
TOTAL EXPENSES	1,956,725

Net Income/(Loss) from Operations	(535,986)

OTHER INCOME/(EXPENSE)
Gain on Disposal	-
Other Income	-
Interest Income	3,806
NET OTHER INCOME/(EXPENSE)	3,806

NET INCOME/(LOSS) FROM CONTINUED OPERATIONS	(532,180)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign Currency Translation Gain/(Loss)	47,898

COMPREHENSIVE INCOME (LOSS)	(484,282)

The accompanying notes are an integral part of these financial statements.

UpSnap, Inc. Consolidated Statement of Cash Flows

For the Nine-months ended October 31,
2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income/(loss) from continued operations	$(484,282)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Depreciation	-
Bad Debt Expense	320
Changes in Assets and Liabilities:
(Increase)/Decrease in Accounts Receivable	(97,533)
(Increase)/Decrease in Other Receivable	(130,476)
(Increase)/Decrease in Inventories	(572,011)
Increase/(Decrease) in Bank Overdraft	(185,112)
Increase/(Decrease) in Accounts Payable and Accrued Expenses	623,538
Increase/(Decrease) In Customer Deposits	381,009
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(464,547)

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in Other Assets	(973,156)
Purchase of Property, Plant, and Equipment	(151,181)
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(1,124,337)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds/(Payment) of Notes Payable and Loans	992,846
Proceeds/(Payment) of Shareholder Loans	154,836
Proceeds from Long-term Debt	-
Proceeds from Shareholder Loans	-
Proceeds from Conversion of Shareholder debt to Equity	598,409
Proceeds/(Payment) of Buying Equity in Acquisition	-
Proceeds/(Payment) from Share Redemption	(27,207)
Payment for UpSnap Acquisition	(130,000)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	1,588,884

NET INCREASE IN CASH AND CASH EQUIVALENTS	-
CASH AND CASH EQUIVALENTS:
Beginning of Period	-

End of Period	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Interest	$154,230
Taxes	$-

The accompanying notes are an integral part of these financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEME NTS
(Unaudited)

NOTE 1—ORGANIZATION AND NATURE OF BUSINESS

UpSnap, Inc. (“UpSnap” or “the Company”) was incorporated on July 24, 2003 under the laws of the State of Nevada.  The Company was a Development Stage Company, as defined by the Statement of Financial Accounting Standard (“SFAS”) No. 7 “Accounting and Reporting by Development Stage Enterprises”.

On August 29, 2008, UpSnap Inc. (the “Registrant”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Registrant; Tony Philipp, an officer, director and shareholder of Registrant (“Philipp”); Duratech Group Inc., an Alberta, Canada corporation (“Duratech”) and the shareholders of Duratech (“Duratech Shareholders”), including Peter Van Hierden, a citizen of Alberta, Canada and owner directly or indirectly of approximately 96% of the share capital of Duratech (“Van Hierden”).

Upon closing of the share exchange transaction (the “Share Exchange”) on September 17, 2008, the Duratech Shareholders transferred all of their shares of common stock in Duratech to the Registrant in exchange for an agreement to issue to them an aggregate of 50,349,342 shares of Common Stock of the Registrant, resulting in Duratech becoming a majority owned subsidiary of the Registrant. In addition, P&R Gateway Developments Inc. and 1371009 Alberta Ltd., fifty percent (50%) owned joint venture companies of Duratech became indirectly controlled by the Registrant.

As part of the Share Exchange, the Duratech Shareholders were issued options to purchase 18,950,334 shares of the Registrant’s Common Stock in substitution for options to purchase 2,235,610 shares of Duratech common stock which they owned prior to the transaction. In order to facilitate the exercise of these new options, the Registrant has agreed to hold 18,950,334 shares of Common Stock in reserve, and instead issue the balance of 50,349,342 shares to the Duratech Shareholders pro rata pursuant to the Share Exchange Agreement.

The shares of Duratech common stock, par value $0.05 per share, are validly issued, fully paid, and nonassessable, and represent one hundred percent (100%) of the common equity ownership of Duratech, and the Duratech Shareholders are the sole record and beneficial owners thereof.  The Duratech common stock represents sixty-five percent (65%) of the issued and outstanding equity capitalization of Duratech, with the other thirty-five percent (35%) consisting of two series of preferred stock, one currently issued to three individuals and outstanding, and the other issued to Van Hierden and Duratech Shareholders on the Closing Date (as defined in the Share Exchange Agreement). Both of the series have a par value of $1.00 per share. The first series, which is currently outstanding and consists of 158,096 shares of Preferred Non-Voting stock, and has a $1.00 liquidation preference, is not entitled to any dividend or conversion privilege, and is to be liquidated in three years. The second series, which is a new series issued to Van Hierden and Duratech Shareholders as of the Closing Date, consists of 3,198,362 shares of preferred stock and is entitled to one vote per share, has a $1.00 liquidation preference and is not be entitled to any dividend or conversion privilege. In addition, holders of options to purchase Duratech common stock were granted options to purchase an additional 1,203,790 shares of this second series of preferred stock.  All of the outstanding Duratech share capital was offered and sold in accordance with applicable Canadian and United States Federal and local securities laws.

After the consummation of the transactions contemplated by the Share Exchange Agreement, the Registrant, on the day after the Closing Date, consummated the sale of its assets related to its mobile information search services, subject to assumption and payment of all of the Registrant’s liabilities related to periods prior to the closing, to UpSnap Services, LLC, a North Carolina limited liability corporation (“UpSnap Services”), which is owned by Philipp, pursuant to an Asset Purchase Agreement dated as of August 29, 2008 (the “Asset Purchase Agreement”).

Duratech Group Inc. is a Canadian company that is engaged in the construction and manufacturing of homes in Alberta and Saskatchewan, Canada. As part of the reverse merger, the Registrant will cease engaging in the mobile information search services business. As a result of the Share Exchange, Duratech Group Inc. has become a majority-owned subsidiary of the Registrant.  Based upon management’s review of alternatives, the Share Exchange Agreement and the Asset Purchase Agreement present the most viable present possibility for future enhancement of shareholder value and for payment of creditors.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in conformity with Generally Accepted Accounting Principles (“GAAP”) for interim financial information and with the instructions to SEC Form 10-QSB and Article 8 of Regulation S-K. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.  In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses for the period. Actual results could differ significantly from those estimates.  The accompanying unaudited consolidated financial statements should be read in conjunction with the September 30, 2007 audited consolidated financial statements of the Company and notes thereto as incorporated by reference in the Company’s Form 10-KSB filed on January 15, 2008 and in conjunction with the January 31, 2008 audited financial statements of Duratech Group Inc. and the notes thereto as incorporated by reference to the Company’s Current Report on Form 8-K filed on September 24, 2008.

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Duratech Group Inc., incorporated under the Business Corporations Acts of Alberta, Canada.  Intercompany transactions have been eliminated in consolidation.  When required, certain reclassifications are made to the prior period’s consolidated financial statements to conform to the current presentation.

Business Activity — UpSnap, Inc.’s principal operations following the reverse-merger are conducted through Duratech Group Inc. (previously named Duratech Contracting Inc.)  Duratech commenced operations on December 18, 2002 as a small homebuilding company constructing about 5 homes a year until Peter Van Hierden (“Van Hierden”) bought out the majority partners and took control of the operations in July, 2007.  Shortly thereafter, Mr. Van Hierden identified a synergistic opportunity to acquire a modular oil camp factory which was also in distress and acquired the company in July, 2007.  Since that time management has been able to turn both these operations around and now seeks to grow the company organically and through additional acquisitions.

Duratech’s principle operations are building manufactured and stick-built homes and modular oil camps in Alberta and Saskatchewan, Canada which are experiencing very rapid growth primarily because of commodities such as oil, uranium and diverse mining.

Duratech manufactures and builds homes and modular sites for its marketplace, principally Alberta and Saskatchewan.  The Company has four principal products that it offers: First, the company builds on-site conventional homes; Second, the company builds ready-to-move (RTM) homes in factories and brings them on foundations to sell to end users; Third, the company builds modular comp sites for the oil mining industry; and Fourth, the company brings modular and manufactured homes from the United States where markets have been depressed and homes can be bought at discount prices.

On July 1st, 2007, Duratech Contracting Inc. acquired Duratech Structures Inc. (Previously known as Jobsite Structures).

In July 28, 2008, Duratech Contracting Inc. changed its name to become Duratech Group Inc.

Cash and Cash Equivalents —For purposes of the Consolidated Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates —The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Presentation and Foreign currency translation —These consolidated financial statement have been prepared in accordance with US generally accepted accounting principles (GAAP) and translated into U.S dollars. The prevailing exchange rate used to translate the Canadian dollars to U.S dollars at October 31, 2008 was 0.831532. The average for the Nine-months ending October 31, 2008 was 0.913774 and for Three-months ending October 31, 2008 was 0.904286.

Assets and liabilities denominated in respective functional currencies are translated into United States Dollars at the exchange rate as of the balance sheet date.  The share capital and retained earnings are translated at exchange rates prevailing at the time of the transactions.  Revenues, costs, and expenses denominated in respective functional currencies are translated into United States Dollars at the weighted average exchange rate for the period.  The effects of foreign currencies translation adjustments are included as a separate component of accumulated other comprehensive income.

Revenue Recognition — Revenues from long-term construction contracts (over one year) are recognized using the completed-contract method. Revenues from short-term contracts are recognized as the work is performed and related costs are incurred. Contract costs include all direct materials and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repair costs. General and administrative costs are charged to expense as incurred.

Comprehensive Income (Loss) —The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Bank overdraft —Cash consists of cash, cash equivalents and checks issued in excess of cash on deposit. Cash is put in the Bank account has a negative balance. For the purpose of the cash flow statement, Bank overdrafts are also classified as cash.

Advertising Costs —Advertising costs are expensed as incurred.  For the Nine-months ended October 31, 2008 and year ended January 31, 2008, the company incurred $16,467 and $39,019 respectively.

Net Loss per Common Share —Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the period presented. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Income Taxes —Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes.” A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry-forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized.  Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments —The carrying amounts reported in the consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.  The Company estimates that the fair value of all financial instruments at October 31, 2008 and 2007, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Dividends— The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Accounts Receivable —Accounts deemed uncollectible are written off in the year they become uncollectible.  For the years ended January 31, 2008 and 2007, no amounts were deemed uncollectible as of January 31, 2008.  Outstanding Accounts Receivable as of January 31, 2008 was $555,811 which includes a receivable due from a shareholder (related party) in the amount of $89,289.

Impairment of Long-Lived Assets — Using the guidance of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

Valuation of Goodwill —In completing its second quarter evaluation (ending March 31, 2008) prior to the Company’s reverse merger with Duratech Group Inc., the Company’s management considered the impact of the Company’s announced termination of the proposed merger with Mobile Greetings, Inc., the Company’s recent stock price, and other industry trends and determined that impairment to goodwill and other intangible assets was required.  To make this determination, the Company compared the carrying value of its equity to its fair value and forecasted future cash flows generated from operations.  For purposes of this evaluation, fair value has been determined based on the recent market value of Company’s equity.  As a result of this evaluation, the Company determined to write off all of the goodwill, recording a non-cash goodwill impairment charge of $5.3 million.  See the Company’s Form 10-QSB for the period ending March 31, 2008 as filed with the SEC on May 15, 2008 for more information on this matter.

Segment reporting —The Company follows Statement of Financial Accounting Standards No. 130, Disclosures About Segments of an Enterprise and Related Information. The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Property and Equipment —Property and equipment is stated at cost.  Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment.  The following table shows the estimated useful life used for each class of fixed asset:

Asset	Estimated Useful Life
Buildings	25 years
Shed	10 years
Tools and Equipment	5 years
Small tools and equipment	4 years
Computer and Office Equipment	3 years
Automobiles	3 years
Leasehold Improvements	5 years
Computer Hardware	2.5 years

The estimated annual depreciation expense is $21,598 per year.  Total depreciation expense for the years ended January 31, 2008 and 2007 were $21,598 and $9,742 respectively.

Customer Deposits —The cash deposit received from customers when project in progress are shown in the balance sheet as current liabilities and apply against the revenue expected from customers when the project is terminated and the customers are billed. The deposit is without interest.

Recent Accounting Pronouncements — In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In March 2006, the FASB issued SFAS Statement No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140”.  This Statement amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with respect to the accounting for separately recognized servicing assets and servicing liabilities.  This Statement requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.  This Statement requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and it permits an entity to choose either the Amortization Method or the Fair Value Method for each class of separately recognized servicing assets and servicing liabilities.  At its initial adoption, the Statement permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under SFAS No. 115.  This Statement is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In June 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB No. 109.  This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109, “Accounting for Income Taxes”.  This interpretation prescribes recognition of threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  This interpretation is effective for fiscal years beginning after December 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements”. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS No. 157 does not require any new fair value measurements. However, for some entities, the application of SFAS No. 157 will change current practice.  This Statement is effective for fiscal years beginning after November 15, 2007, and all interim periods within those fiscal years. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year. Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). This statement requires balance sheet recognition of the funded status, which is the difference between the fair value of plan assets and the benefit obligation, of pension and postretirement benefit plans as a net asset or liability, with an offsetting adjustment to accumulate other comprehensive income in shareholders’ deficit. In addition, the measurement date, the date at which plan assets and the benefit obligation are measured, is required to be the company’s fiscal year end. The Company is currently evaluating the Statement to determine what impact, if any, it will have on the Company.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115”.  This statement permits entities to choose to measure many financial instruments and certain other items at value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments.  Effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. No entity is permitted to apply the Statement retrospectively to fiscal years preceding the effective date unless the entity chooses early adoption. Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

In December 2007, the FASB issued SFAS 141(revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R will significantly change the accounting for business combinations in a number of areas including the treatment of contingent consideration, contingencies, acquisition costs, IPR&D and restructuring costs. In addition, under SFAS 141R, changes in deferred tax asset valuation allowances and acquired income tax uncertainties in a business combination after the measurement period will impact income tax expense. SFAS 141R is effective for fiscal years beginning after December 15, 2008.  The Company has not yet determined the impact, if any, of SFAS 141R on its consolidated financial statements.

In December 2007, the FASB issued SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests (NCI) and classified as a component of equity. This new consolidation method will significantly change the account with minority interest holders. SFAS 160 is effective for fiscal years beginning after December 15, 2008. The Company has not yet determined the impact, if any, of SFAS 160 on its consolidated financial statements.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the Nine-months ended October 31, 2008 and the year ended January 31, 2008 is summarized as follows:

Cash paid during the years for interest and income taxes:

	Oct. 31, 2008	Jan. 31, 2008

Interest	$154,230	$139,175
Income Taxes	$-	$-

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE C—PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of January 31, 2008:

Asset	Cost	Accumulated Depreciation	Net Book Value

Land	$40,576	$-	$40,576
Buildings	85,323	4,812	80,511
Tools and Equipment	32,425	17,202	15,223
Small Tools and Equipment	13,084	7,586	5,498
Computer and Office Equipment	27,665	11,692	15,973
Automobiles	32,179	13,946	18,233
Leasehold Improvements	13,842	3,465	10,377
Computer Hardware	5,614	1,035	4,579
	$250,708	$59,738	$190,970

One half of the depreciation is used in the year of acquisition.

NOTE D—INCOME TAXES

For the twelve month periods ended September 30, 2007 and 2006, prior to the reverse-merger with Duratech, the Company incurred net operation losses and accordingly, no provision for income taxes has been recorded.  In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.  At September 30, 2007, the Company had approximately $2,972,040 of accumulated net operating losses.  The net operating loss carry-forwards, if not utilized, will begin to expire in 2022.

The components of the Company’s deferred tax asset are as follows:

	Twelve Month Period Ended September 30	Twelve Month Period Ended September 30

	2007	2006

Federal and state income tax benefit	$1,040,214	$864,783
Change in valuation allowance on deferred tax assets	(1,040,214)	(864,783)
Net deferred tax assets	$-	$-

A reconciliation between the amounts of income tax benefit determined by applying the applicable U.S. and State statutory income tax rate to pre-tax loss is as follows:

	Twelve Month Period Ended September 30	Twelve Month Period Ended September 30

	2007	2006

Federal and state statutory rate	$1,040,214	$864,783
Change in valuation allowance on deferred tax assets	(1,040,214)	(864,783)
	$-	$-

In addition, the Company will have additional net operating loss carry-forwards for its operations through September 17 prior to the completion of its share exchange agreement with Duratech that are not reflected in the numbers above.  See the Company’s 10-QSB for the period ending June 30, 2008 filed on August 13, 2008 for additional information.

The Company’s principle subsidiary (Duratech Group Inc.) is subject to income taxes on income arising in or derived from the tax jurisdiction in which it is domiciled and operates (Canada).

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE E—NOTES PAYABLE

Description	Rate	Balance

Note due September 30, 2017	prime rate plus 1.5%	$185,362
Note due October 31, 2008	prime rate plus 2%	$101,030
Bank and lease obligations	Various	$154,012
Demand Notes (Private loans)	Various	$1,076,382
Residential Line of Credit [a]	Various	$1,073,384
		$2,590,170

 a This is a residential loan line of credit. Progress loans are available upon satisfactory inspection.

NOTE F—FINISHED GOODS AND WORK IN PROGRESS INVENTORY

Land (finished goods) and residential spec home inventory is valued at the lower of cost and net realizable value with the cost being determined on an actual cost basis. Presold residential homes in work in Progress are recorded at the difference between actual expenses incurred and expenses incurred to date.

Raw materials inventory is stated at the lowest cost, on first-in, first-out basis, and net realizable value. Periodic inventory method is used for it evaluation.

Inventories are as follows:

Raw Materials	$16,923
Work in Progress	$2,121,391
Finished Goods	$626,712
$2,765,026

NOTE G—SEGMENT REPORTING

The Company operates in one major industry segment – construction of homes.  Substantially all of the Company’s identifiable assets and operations at October 31, 2008 were located in Alberta, Canada

The accounting policies used for segment reporting are the same as those described in Note A “Summary of Significant Accounting Policies.”

NOTE H—EQUITY

OUTSTANDING SHARE DATA

The outstanding share data as at October 31, 2008 and September 30, 2007 is as follows:

	Number of shares outstanding

	2008	2007

Common shares	73,719,666	22,170,324
Options to purchase common shares	870,000	1,120,000
Warrants to purchase common shares	2,360,000	2,360,000
Debentures convertible to common shares	-	-
Accrued interest convertible to common shares	-	-

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE H—EQUITY (CONTINUED)

Shares Issued from Share Exchange Agreement

The following common shares were issued to Duratech Shareholders following the closing of the Share Exchange Agreement on September 17, 2008:

Janet Van Hierden                                  6,387,729
Jason Van Hierden                                    580,703
Peter Van Hierden                                41,255,711
Brendon Van Hierden                                116,141
George Sawatzky                                    2,009,058

Total                                                     50,349,342

Stock Plan

On November 2, 2006 the Board of Directors of UpSNAP, Inc. approved a 2006 Omnibus Stock and Incentive Plan. The Plan made four million (4,000,000) shares, either unissued or reacquired by the Company, available for awards of either options, stock appreciation rights, restricted stocks, other stock grants, or any combination thereof. Eligible recipients include employees, officers, consultants, advisors and directors. Options granted generally have a ten-year term and vest over four years from the date of grant. Certain of the stock options granted under the Plan have been granted pursuant to various stock option agreements. Each stock option agreement contains specific terms. The Board of Directors increased the size of the Plan to seven and one half million (7,500,000) total shares on August 8, 2007, which was ratified by stockholders in September 2007.

Stock-Based Compensation

Under the fair value recognition provisions of SFAS No. 123(R), stock-based compensation cost is estimated at the grant date based on the fair value of the award and is recognized as expense over the requisite service period of the award. The Company has awarded stock-based compensation both as restricted stock and stock options.

We use the Black-Scholes option valuation model to value option awards under SFAS No. 123(R). The Company currently has awards outstanding with only service conditions and graded-vesting features. We recognize compensation cost on a straight-line basis over the requisite service period.

Unrecognized stock-based compensation expense expected to be recognized over an estimated weighted-average amortization period of 2.4 years was approximately $151,357 at October 31, 2008.

Time-Based Stock Awards

The fair value of each time-based award is estimated on the date of grant using the Black-Scholes option valuation model, which uses the assumptions described below. Our weighted-average assumptions used in the Black-Scholes valuation model for equity awards with time-based vesting provisions granted during the quarter ended October 31, 2008 are shown in the following table:

Expected volatility	70.0%
Expected dividends	0%
Expected terms	6.0-6.25 years
Pre-vesting forfeiture rate	50%
Risk-free interest rate	4.45%-4.76%

The expected volatility rate was estimated based on historical volatility of the Company’s common stock over approximately the seventeen month period since the reverse merger and comparison to the volatility of similar size companies in the similar industry. The expected term was estimated based on a simplified method, as allowed under SEC Staff Accounting Bulletin No. 107, averaging the vesting term and original contractual term. The risk-free interest rate for periods within the contractual life of the option is based on U.S. Treasury securities. The pre-vesting forfeiture rate was based upon plan to date experience. As required under SFAS No. 123(R), we will adjust the estimated forfeiture rate to our actual experience. Management will continue to assess the assumptions and methodologies used to calculate estimated fair value of share-based compensation. Circumstances may change and additional data may become available over time, which could result in changes to these assumptions and methodologies, and thereby materially impact our fair value determination.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE H—EQUITY (CONTINUED)

A summary of the time-based stock awards as of October 31, 2008, and changes during the quarter ended October 31, 2008, is as follows:

	Shares	Weighted Average Exercise Price

Outstanding at June 30, 2008	2,570,000	$0.100

Granted (part of Share Exchange Agreement)	-	$-

Forfeited or expired	-	$-

Outstanding October 31, 2008	2,570,000	$0.100

Exercisable at October 31, 2008	2,570,000	$0.100

The following tables summarize information about fixed stock options outstanding and exercisable at October 31, 2008:

	Stock Options Outstanding
Range of Exercise Prices	Number of Shares Outstanding	Weighted Average Contractual Life in Years
$0.100	400,000	8.83
$0.100	300,000	8.92
$0.100	170,000	9.92
$0.100	1,700,000	10.00
	2,570,000	9.69

	Stock Options Exercisable
Range of Exercise Prices	Number of Shares Exercisable	Weighted Average Exercise Price
$0.100	2,570,000	$0.100

	2,570,000

The exercise price of stock options granted during the Nine months ended October 31, 2008 was equal to the market price of the underlying common stock on the grant date.

There was no aggregate intrinsic value as of October 31, 2008. Intrinsic value represents the pretax value (the period’s closing market price, less the exercise price, times the number of in-the-money options) that would have been received by all option holders had they exercised their options at the end of the period.

Warrants

The Company has recorded the warrant instruments as equity in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activity, paragraph 11(a), and EITF 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE H—EQUITY (CONTINUED)

A summary of warrant activity for the nine month period ended October 31, 2008 is as follows:

Series B
	Number of Warrants	Weighted- Average Exercise Price	Warrants Exercisable	Weighted- Average Exercise Price

Outstanding, September 30, 2007	1,800,000	$1.10	1,800,000	$1.10
Granted	-	-	-	-
Expired	-	-	-	-
Exercised	-	-	-	-

Outstanding, October 31, 2008	1,800,000	$1.10	1,800,000	$1.10

	Number of Warrants	Weighted- Average Exercise Price	Warrants Exercisable	Weighted- Average Exercise Price

Outstanding, September 30, 2007	560,000	$0.90	560,000	$0.90
Granted	-	-	-	-
Exercised	-	-	-	-

Outstanding, October 31, 2008	560,000	$0.90	560,000	$0.90

At October 31, 2008, the range of warrant prices for shares under warrants and the weighted-average remaining contractual life is as follows:

	Warrants Outstanding			Warrants Exercisable
Range of Warrant Exercise Price	Number of Warrants	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life	Number Of Warrants	Weighted- Average Exercise Price

$1.10	1,800,000	$1.10	2.53	1,800,000	$1.10
$0.90	560,000	$0.90	2.62	560,000	$0.90
	2,360,000			2,360,000

The Company may from time to time reduce the exercise price for any of the warrants either permanently or for a limited period or extend their expiration date.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE I—COMMITMENTS/LEASES

As of October 31, 2008, the company had commitments for the acquisition of residential lots and land. The company had paid non-refundable deposits $ 26,983. This deposit is included in Accounts receivable.

NOTE J—RELATED PARTIES

The Company has an outstanding amount Due to a shareholder in the amount of $81,299.  This outstanding amount is due upon demand, is unsecured and does not bear an interest rate.  Mr. Van Hierden converted a prior loan to the company into equity in Duratech prior to the reverse-merger with the Company.

NOTE K—GOING CONCERN

As shown in the accompanying financial statements, the Company had a loss for the Nine-months ended October 31, 2008.  During the years ended January 31, 2008 and 2007, the Company had a net loss of $104,735 and a net profit of $51,746 respectively. The Company has a net deficiency of $683,437.

Management believes that actions presently being taken to win more contracts, raise equity capital, seek strategic relationships and alliances, and build its marketing efforts to generate positive cash flow provide the means for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

All references to the “Company,” “we,” “our” and “us” for periods prior to the closing of the Share Exchange refer to the Registrant, and references to the “Company,” “we,” “our” and “us” for periods subsequent to the closing of the Share Exchange refer to the Registrant and its subsidiaries.

The following discussion highlights the principal factors that have affected our financial condition and results of operations as well as our liquidity and capital resources for the periods described. This discussion contains forward-looking statements. Please see “Special cautionary statement concerning forward-looking statements” and “Risk factors” for a discussion of the uncertainties, risks and assumptions associated with these forward-looking statements. The operating results for the periods presented were not significantly affected by inflation.

HISTORY AND BACKGROUND

UpSNAP USA Inc. was founded in April 2004 as a mobile search engine using text messaging and pay-per-call advertising. The mobile search engine helps consumers find merchants, content and local services from their mobile handset.   During 2004, the company developed its intellectual property platform, and was occupied almost solely with research and development.

On November 15, 2005, UpSNAP USA completed a reverse acquisition transaction with Manu Forti Group, Inc., or “Manu Forti” a Nevada corporation that had been formed in July 25, 2003. In connection with the reverse acquisition transaction, UpSNAP USA, Inc. became a wholly-owned subsidiary and the name was changed from Manu Forti Group Inc. to UpSNAP, Inc. The original business plan of Manu Forti was to explore mineral property in British Columbia. In the summer of 2005 Manu Forti decided that it would not be successful in that endeavor. Accordingly, Manu Forti wound down the mineral exploration business and became a shell company and sought out acquisition targets.

Over the past few years the Company has sustained continued financial losses and revenue declines as its business has grown more competitive, it has not been able to raise additional capital to expand its operations, it has recent concerns about obligations to its creditors and its continuation as a going concern, and subsequent to the termination of the proposed merger transaction with Mobile Greetings, Inc., it has explored various financing and acquisition alternatives.

In August, 2008, the management of the Registrant determined that it was in the best interests of the stockholders of the Registrant to agree to the Share Exchange and acquire Duratech Group Inc., a Canadian company that is engaged in the construction and manufacturing of homes in Alberta and Saskatchewan, Canada.  As part of the reverse merger, the Registrant will cease engaging in the mobile information search services business. As a result of the Share Exchange, Duratech Group Inc. has become a majority-owned subsidiary of the Registrant.  Based upon management’s review of alternatives, the Share Exchange Agreement and the Asset Purchase Agreement present the most viable present possibility for future enhancement of shareholder value and for payment of creditors.

The financial results summarized below are based on the Duratech Group Inc. unaudited balance sheet as of October 31, 2008 and related unaudited statements of operations and retained earnings for the Three and Nine-Months and statements of cash flows for the Nine-Months ended October 31, 2008.  For additional information on Duratech Group Inc. see the Company’s Current Report on Form 8-K filed on September 24, 2008 with audited financial statements of Duratech Group Inc. and the notes thereto for the period ending January 31, 2008.

SHARE EXCHANGE AND ASSET PURCHASE

The Share Exchange Agreement: On August 29, 2008, UpSnap Inc. (the “Registrant”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Registrant; Tony Philipp, an officer, director and shareholder of Registrant (“Philipp”); Duratech Group Inc., an Alberta, Canada corporation (“Duratech”) and the shareholders of Duratech (“Duratech Shareholders”), including Peter Van Hierden, a citizen of Alberta, Canada and owner directly or indirectly of approximately 96% of the share capital of Duratech (“Van Hierden”).

Upon closing of the share exchange transaction (the “Share Exchange”) on September 17, 2008, the Duratech Shareholders transferred all of their shares of common stock in Duratech to the Registrant in exchange for an agreement to issue to them an aggregate of 50,349,342 shares of Common Stock of the Registrant, resulting in Duratech becoming a majority owned subsidiary of the Registrant. In addition, P&R Gateway Developments Inc. and 1371009 Alberta Ltd., fifty percent (50%) owned joint venture companies of Duratech became indirectly controlled by the Registrant.

As part of the Share Exchange, the Duratech Shareholders were issued options to purchase 18,950,334 shares of the Registrant’s Common Stock in substitution for options to purchase 2,235,610 shares of Duratech common stock which they owned prior to the transaction. In order to facilitate the exercise of these new options, the Registrant has agreed to hold 18,950,334 shares of Common Stock in reserve, and instead issue the balance of 50,349,342 shares to the Duratech Shareholders pro rata pursuant to the Share Exchange Agreement.

The shares of Duratech common stock, par value $0.05 per share, are validly issued, fully paid, and nonassessable, and represent one hundred percent (100%) of the common equity ownership of Duratech, and the Duratech Shareholders are the sole record and beneficial owners thereof. The Duratech common stock represents sixty-five percent (65%) of the issued and outstanding equity capitalization of Duratech, with the other thirty-five percent (35%) consisting of two series of preferred stock, one currently issued to three individuals and outstanding, and the other issued to Van Hierden and Duratech Shareholders on the Closing Date (as defined in the Share Exchange Agreement). Both of the series have a par value of $1.00 per share. The first series, which is currently outstanding and consists of 158,096 shares of Preferred Non-Voting stock, and has a $1.00 liquidation preference, is not entitled to any dividend or conversion privilege, and is to be liquidated in three years. The second series, which is a new series issued to Van Hierden and Duratech Shareholders as of the Closing Date, consists of 3,198,362 shares of preferred stock and is entitled to one vote per share, has a $1.00 liquidation preference and is not be entitled to any dividend or conversion privilege. In addition, holders of options to purchase Duratech common stock were granted options to purchase an additional 1,203,790 shares of this second series of preferred stock.  All of the outstanding Duratech share capital was offered and sold in accordance with applicable Canadian and United States Federal and local securities laws.

Also, as mentioned above, in connection with the Share Exchange, a total of 2,235,610 options to purchase Duratech common stock were converted into 18,950,334 options to purchase common stock of the Registrant, calculated according to an agreed upon formula. This will enable the Duratech Shareholders to transfer one hundred percent (100%) of the common ownership of Duratech to the Registrant. These options are included in the 69,299,676 shares referenced above.

After the consummation of the transactions contemplated by the Share Exchange Agreement, the Registrant, on the day after the Closing Date, consummated the sale of its assets related to its mobile information search services, subject to assumption and payment of all of the Registrant’s liabilities related to periods prior to the closing, to UpSnap Services, LLC, a North Carolina limited liability corporation (“UpSnap Services”), which is owned by Philipp, pursuant to an Asset Purchase Agreement dated as of August 29, 2008 (the “Asset Purchase Agreement”).

The Asset Purchase: On August 29, 2008, the Registrant entered into the Asset Purchase Agreement with Philip, UpSnap Services and the Company. After the consummation of the transactions contemplated by the Share Exchange Agreement, the Company transferred its assets related to its mobile information search services, subject to assumption and payment of all of the Company’s liabilities related to periods prior to the closing, to UpSnap Services, which is owned by Philipp, pursuant to an Asset Purchase Agreement dated as of August 29, 2008.

Pursuant to the Share Exchange Agreement and the Asset Purchase Agreement, Philipp has agreed, among other things, to indemnify and hold harmless the Registrant from and against all liabilities as of the Closing Date up to $200,000. As part of the Asset Purchase Agreement, the Registrant contributed $130,000 to UpSnap Services at Closing (as defined in the Asset Purchase Agreement) solely toward the payment and discharge of the Assumed Liabilities (as defined in the Asset Purchase Agreement). The $130,000 contribution is not to be used to pay any of Philipp’s advances to the Registrant or his accrued salary. Duratech funded this $130,000 capital contribution by wire transfer of $130,000 to the Registrant on the Closing Date. The Asset Purchase Agreement was approved by a majority of the Board of Directors, with Philipp abstaining, in accordance with Nevada Revised Statutes 78.140.

In addition, pursuant to the terms and conditions of the Share Exchange Agreement:

•
On the Closing Date, the current officers of the Registrant resigned from such positions and Peter Van Hierden was appointed as Chief Executive Officer and Richard von Gnechten as Chief Financial Officer;

•
On the Closing Date, Mark McDowell resigned from his position as director of the Registrant and Peter Van Hierden was appointed to fill the vacancy, Tony Philip resigned as a director of the Registrant effective following the expiration of the required ten (10) day transmittal notification to the stockholders under Regulation 14f-1 of the Securities Exchange Act, which notice was effected by the mailing of an Information Statement to shareholders, at which time Robert Lundgren was appointed as a director, and Richard von Gnechten remained as a director following closing;

•	On the Closing Date, the Registrant paid and satisfied all of its “liabilities,” as such term is defined by U.S. GAAP as of the closing;
•	As of the day after the Closing, the parties consummated the transactions contemplated by the Asset Purchase Agreement.

As of the date of the Share Exchange Agreement there were no material relationships between the Registrant or any of its affiliates and the Duratech Subsidiaries, or Duratech, other than in respect of the Share Exchange, except that Richard von Gnecthen is employed by Global Kingdom Finance Co., an affiliate of Duratech and he is also a member of the Board of Directors of the Registrant.

Accounting Treatment; Change of Control. The Share Exchange is being accounted for as a “reverse merger,” since the Duratech Shareholders own a majority of the outstanding shares of the Registrant’s common stock immediately following the Share Exchange and Asset Purchase. Duratech is deemed to be the acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations that are reflected in the financial statements prior to the Share Exchange are those of Duratech and are recorded at the historical cost basis of Duratech, and the consolidated financial statements after completion of the Share Exchange include the assets and liabilities of the Registrant and Duratech, historical operations of Duratech, and operations of the Registrant from the closing date of the Share Exchange. Except as described in the previous paragraphs, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Company’s board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company. Further, as a result of the issuance of the shares of the Registrant’s common stock pursuant to the Share Exchange, a change in control of the Company occurred on the date of consummation of the Share Exchange and Asset Purchase. The Registrant will continue to be a “smaller reporting company,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the Share Exchange and Asset Purchase.

The foregoing description of the Share Exchange Agreement and the Asset Purchase Agreement do not purport to be complete and is qualified in its entirety by reference to the complete text of the Share Exchange Agreement, which is filed as Exhibit 2.1 and the complete text of the Asset Purchase Agreement, which is filed as Exhibit 2.2 to a Form 8-K filed with the Commission on September 24, 2008, both of which are incorporated herein by reference.

EXECUTIVE OVERVIEW AND STRATEGY OF DURATECH GROUP INC.

UpSnap’s principle subsidiary, Duratech Group Inc. (“Duratech”), was founded as Duratech Contracting on December 18, 2002 as a small homebuilding company constructing about 5 homes a year until Peter Van Hierden (“Van Hierden”) bought out the majority partners and took control of the operations in July, 2007.  Shortly thereafter, Mr. Van Hierden identified a synergistic opportunity to acquire a modular oil camp factory which was also in distress and acquired the company in July, 2007.  Since that time management has been able to turn both these operations around and now seeks to grow the company organically and through additional acquisitions.  Duratech changed its name from Duratech Contracting to Duratech Group Inc. in August, 2008.

Duratech’s principle operations are building manufactured and stick-built homes and modular oil camps in Alberta and Saskatchewan, Canada which are experiencing very rapid growth primarily because of commodities such as oil, uranium and diverse mining.

On September 17, 2008, Duratech completed a reverse merger transaction with UpSnap, Inc. (“UpSnap”), a Nevada corporation that was formed on July 25, 2003.  In connection with the reverse merger, Duratech became a wholly-owned subsidiary of UpSnap, and the Duratech Shareholders acquired control of UpSnap.  The Registrant expects to change the company’s name from UpSnap Inc. to Duratech Group Inc. as soon as the filings can be completed.

SUMMARY OF OPERATIONS

Duratech manufactures and builds homes and modular sites for its marketplace, principally Alberta and Saskatchewan.  The Company has four principal products that it offers: First, the company builds on-site conventional homes; second, the company builds ready-to-move (RTM) homes in factories and brings them on foundations to sell to end users; third, the company builds modular camp sites for the oil mining industry; and fourth, the company buys and moves modular and manufactured homes from the United States where markets have been depressed and homes can be bought at discount prices.

STRATEGY FOR GROWTH

Duratech has two principal strategies for growth: 1) build construction for its existing marketplace and 2) expand through strategic acquisitions both in its existing market and the United States.

Build Existing Market:

In its existing marketplace, Duratech supplies the four principal products previously described. Given its competitive advantages in these product areas and the strong growth prospects within Alberta and Saskatchewan, the Company believes that it will be able to grow its four product lines within its existing marketplace.

Expand through Strategic Acquisitions:

In addition to expanding its existing operations in its existing market, Duratech fully expects to leverage its operational success and the experience of its Chairman, CEO and largest shareholder, Peter Van Hierden, to pursue attractive and strategic acquisition targets within its existing market and also in the United States where the real estate market offers many potential opportunities (principally businesses with revenues of $750,000 to $10 million and profits of $250,000 to $3 million).  Mr. Van Hierden has been an entrepreneur for 30 years and has successfully turned around (the profitability from a loss to a profit) six corporations in the past 15 years ranging in size from $1 to $30 million.

COMPANY MARKETS:

Duratech’s existing markets are Alberta and Saskatchewan, Canada, which have experienced tremendous growth. Alberta is a business friendly province with the lowest tax load of any province in Canada, including no provincial retail tax. Alberta has massive oil reserves with some estimates as high as 1.3 trillion barrels of oil. Canada has not suffered from the US subprime debacle in which homes were financed at high debt levels for buyers that could not afford them, because of its strong economy and government regulations which prevent homes to be mortgaged beyond 80% without having mortgage guarantees, thus foreclosures are rare.

PROPERTY

The company’s headquarters is located at #1 2930 9th Avenue North, Lethbridge, Alberta, Canada T1H 5E4 and is comprised of 1,100 square feet of office space and 27,000 square feet of plant.

The Company also has a plant in Cardston, Alberta, Canada located at 855 2nd Avenue E, which is comprised of 38,000 square feet and a Calgary, Alberta, Canada office located at 95 Sandringham Way NW, comprised of 1,000 square feet.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements.  To the extent that any statements made in this Report contain information that is not historical, these statements are essentially forward-looking.  Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties are outlined in “Risk Factors” and include, without limitation, the Company’s ability to raise additional capital to finance the Company’s activities; the effectiveness, profitability, and the marketability of its products; legal and regulatory risks associated with the Share Exchange; the future trading of the common stock of the Company; the ability of the Company to operate as a public company; the Company’s ability to protect its proprietary information; general economic and business conditions; the volatility of the Company’s operating results and financial condition; the Company’s ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in the Company’s filings with the SEC, or otherwise.

Information regarding market and industry statistics contained in this Report is included based on information available to the Company that it believes is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. The Company has not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. The Company does not undertake any obligation to publicly update any forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

The financial results summarized below are based on the Duratech Group Inc. unaudited balance sheet as of October 31, 2008 and related unaudited statements of operations and retained earnings for the Three and Nine-Months ended October 31, 2008.  For additional information on Duratech Group Inc. see the Company’s Current Report on Form 8-k filed on September 24, 2008 with audited financial statements of Duratech Group Inc. and the notes thereto for the period ending January 31, 2008.

RESULTS OF OPERATIONS FOR THE QUARTER AND NINE-MONTHS ENDED OCTOBER 31, 2008

Revenues. Revenues for the Quarter ended October 31, 2008 were $2.238 million and for the Nine-months $4,278,661 as compared to revenues for the fiscal year ended January 31, 2008 of $4.97 million. The increase in revenues is principally attributable to the growth in housing sales and the acquisition and growth of its Duratech Structures division.  The company has seen some moderation of housing sales as a result of the global economic slow-down and would expect future growth to come principally from acquisitions.

Gross Profit. The Gross profit for the Quarter and Nine-months ended October 31, 2008 were $861,520 and $1,420,739 respectively.  The Gross profit for the 2008 fiscal year ended January 31, 2008 was $858,572 and for the 2007 fiscal year of $579,617. The increase in gross profit is attributable to an increase in sales of the company as described above.

Selling, General and Administrative Expenses. Selling, general and administrative expenses for the Quarter and Nine-months ended October 31, 2008 were $231,398 and $600,443 respectively.  Selling, general and administrative expenses for the 2008 fiscal year ended January 31, 2008 were $306,199 and for the 2007 fiscal year of $123,495.  The increase in the current year was principally due to transition costs associated with turning-around and expanding its core business and in acquiring and turning around the Duratech Structures division.

Payroll Expense. Payroll expenses for the Quarter and Nine-months ended October 31, 2008 were $528,454 and $1,201,732 respectively.  Payroll expense for the 2008 fiscal year ended January 31, 2008 were $489,321 and for the 2007 fiscal year expense of $349,145.  The increase was principally due to an increase in business operations at Duratech Contracting division and Duratech Structures division.  As a result of the moderation in housing sales due to the global economic slow-down, the Company has reduced its overhead to be more streamlined.

Other Expenses. Bad debt expense for the Quarter and Nine-months ended October 31, 2008 were insignificant.  Bad debt expense for the 2008 fiscal year ended January 31, 2008 was $3,746 and none for the same period in the prior year; Interest expense for the Quarter and Nine-months ended October 31, 2008 were $70,841 and $154,230 respectively.  Interest expense for the 2008 fiscal year ended January 31, 2008 was $139,175 and for the 2007 fiscal year $49,937.  The increase is due to larger borrowings associated with more houses under construction; and depreciation and amortization expense for 2008 was $21,598 compared to $9,742 for the 2007 fiscal year due to greater property plant and equipment associated with larger operations.

Net Other Income. Net other income for the Quarter and Nine-month ended October 31, 2008 was $2,851 and $3,806 respectively.  Net other income for the 2008 fiscal year ended January 31, 2008 was $2,600 compared to $6,551 for the 2007 fiscal year. The reason for the difference in the current year and prior fiscal year versus 2007 is the one-time gain on disposal of $6,234 that occurred in 2007.

Net Income. The Company had a net profit from continued operations of $33,361 for the Quarter ended October 31, 2008 and a net loss of $532,180 for the Nine-months ended October 31, 2008.  The Company had a net loss for the 2008 fiscal year ended January 31, 2008 of $98,867 and net income for the 2007 fiscal year of $53,849. The decrease for the Nine-months is attributable to the increase in selling, general and administrative expenses in 2008 and acquisition and turn-around costs. The results for the Quarter show that the company has made progress in generating profits from sales and gotten past the higher costs of the acquisition and turn-around.  While the Company does expect to continue generating profits from the production and sales of houses, it is uncertain what overall impact the global economic slow-down and reduction in oil prices will have on the Alberta and Saskatchewan markets.  The Company has reduced its overhead in anticipation that the slow-down will impact operating profits and the Company is seeking new acquisition opportunities that this same market may create.

Foreign Currency Gains/Losses. Because the Company operates in Alberta and Saskatchewan, Canada, the company does incur foreign currency gains/losses for US GAAP reporting purposes. The Company incurred a gain on currency conversion of $47,898 for the Nine-months ended October 31, 2008 and a loss of $2,684 for the Quarter ended October 31, 2008.  The Company had a loss $5,868 for the 2008 fiscal year ended January 31, 2008 and a loss of $2,103 for the 2007 fiscal year.  The Company cannot predict what will happen going forward with the exchange rate between the Canadian dollar and United States dollar.  Historically the exchange rate has been pretty close to 1; however, recently with the economic slow-down and reduction in oil prices, the exchange rate has gone down as low as 0.75 per US$.

Liquidity and Capital Resources

As of October 31, 2008 and January 31, 2008, cash and cash equivalents totaled $0. The net cash used in operations for the Nine-months ended October 31, 2008 was $464,547 which reflects the net loss of $484,282 and increase in inventories offset by an increase in Customer Deposits for existing projects and increase in payables and other accrued liabilities.  The net cash used in investing activities of $1,124,337 was mainly due to investments made by Company in the reverse-merge, acquisition of Duratech Structures (f/k/a Jobsite Structures), additions to property, plant and equipment and investments in its joint venture operation.  The Company financed these operating and investment uses through shareholder investments, private loans and long-term debt which provided $1,588,884 in financing for the Nine-months ended October 31, 2008.  The Company has good banking relations and friendly investors that thus far have been responsive to the company’s needs, but in light of the global economic slow-down the Company cannot guarantee that such funding will continue to be available going forward.

While the Company has a negative working capital as of October 31, 2008, the Company believes that it should not have any problem collecting its Accounts Receivable of $653,344 and Other Receivable of $130,476 and believes that over time it should be able to continue to sell its inventory of $2,765,026 to generate positive cash flow.  The Company’s Accounts Payable has increased as a result of the increase in projects and slow-down in the economy.  The Company does obtain Customer Deposits and collaterized loans on homes and modular projects as a means of ensuring cash flow for its production costs and the Company has every reason to believe that such funding will be available going forward despite the economic slow-down, however, the Company cannot guarantee that such resources will always be available.  The Company continues to explore potential acquisition opportunities and also the potential to raise funds through a Private Placement Memorandum in conjunction with such activity.

Cautionary Factors That May Affect Future Results

This Current Report on Form 8-K and other written reports and oral statements made from time to time by the Company may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties.  One can identify these forward-looking statements by their use of words such as “expects,” “plans,” “will,” “estimates,” “forecasts,” “projects” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address the Company’s growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from the Company’s forward-looking statements. These factors include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

The Company does not assume the obligation to update any forward-looking statement. One should carefully evaluate such statements in light of factors described in UpSnap’s filings with the SEC, especially on Forms 10-KSB, 10-QSB and 8-K. Listed below are some important factors that could cause actual results to differ from expected or historic results. One should understand that it is not possible to predict or identify all such factors.  Consequently, the reader should not consider any such list to be a complete list of all potential risks or uncertainties.

Risk Factors

Investing in the Company’s common stock involves a high degree of risk. Prospective investors should carefully consider the risks described below, together with all of the other information included or referred to in this Current Report on Form 8-K, before purchasing shares of the Company’s common stock. There are numerous and varied risks, known and unknown, that may prevent the Registrant from achieving its goals. The risks described below are not the only ones the Company will face. If any of these risks actually occurs, the Company’s business, financial condition or results of operation may be materially adversely affected. In such case, the trading price of the Registrant’s common stock could decline and investors in the Company’s common stock could lose all or part of their investment. The risks and uncertainties described below are not exclusive and are intended to reflect the material risks that are specific to the Company, material risks related to the Company’s industry and material risks related to companies that undertake a public offering or seek to maintain a class of securities that is registered or traded on any exchange or over-the-counter market.

The Company’s future revenues will be derived from the production of ready-to-move homes, modular units and building of site-built homes and acquisition and sale of manufactured homes produced in the United States.  There are numerous risks, known and unknown, that may prevent the Company from achieving its goals including, but not limited to, those described below. Additional unknown risks may also impair the Company’s financial performance and business operations. The Company’s business, financial condition and/or results of operations may be materially adversely affected by the nature and impact of these risks.  In such case, the market value of the Company’s securities could be detrimentally affected, and investors may lose part or all of their investment. Please refer to the information contained under “Business” in this report for further details pertaining to the Company’s business and financial condition.

Risks Related To Our Company

Our business has posted net operating losses, has limited operating history and will need capital to grow and finance its operations. For the investor, potential adverse effects of this include failure of the company to continue as a going concern. Our auditors have expressed substantial doubt about our ability to continue as a going concern.

From the inception of our operating subsidiary, Duratech Group Inc., until October 31, 2008, the Company has had accumulated net losses of $199,368. Our auditors have raised substantial doubt about our ability to continue as a going concern due to accumulated losses from operations and net deficiency. Mr. Peter Van Hierden acquired the company in July, 2007 and then quickly acquired another struggling company the same month. While Mr. Van Hierden and management have consolidated both entities, made substantial improvements to turn-around operations and put the company on a growth path going forward, there is no guarantee that these operations will be successful and will not continue to incur losses. The Company has limited operating history and is essentially an early-stage operation. The Company will continue to be dependent on having access to working capital that will allow it to finance operations during its growth period. Continued net operating losses together with limited working capital make investing in our company a high-risk proposal. The adverse effects of a limited operating history include reduced management visibility into forward sales, marketing costs, customer acquisition and retention which could lead to missing targets for achievement of profitability.

A slowdown or other adverse developments in the Canadian economy may materially and adversely affect the Company’s customers, demand for the Company’s products and the Company’s business.

All of the Company’s operations are conducted in Canada and all of its revenue is generated from sales in Alberta and Saskatchewan, Canada. Although the Alberta and Saskatchewan economy has grown significantly in recent years, the Company cannot assure investors that such growth will continue. A slowdown in overall economic growth, an economic downturn or recession or other adverse economic developments in Canada could materially reduce the demand for our products and materially and adversely affect the Company’s business.

Our operating results could be affected by geographic concentration and declining housing demand.

As a participant in the homebuilding industry, we are subject to market forces beyond our control. These market forces include employment and employment growth, interest rates, land availability and development costs, apartment vacancy levels, and the health of the general economy. Unfavorable changes in any of the above factors or other issues could have an adverse affect on our sales and earnings.

Our results of operations can be adversely affected by labor shortages and the pricing and availability of raw materials.

The homebuilding industry has from time to time experienced labor shortages and other labor related issues. A number of factors may adversely affect the labor force available to us and our subcontractors in one or more of our markets including high employment levels, construction market conditions and government regulation which include laws and regulations related to workers’ health and safety, wage and hour practices and immigration. An overall labor shortage or a lack of skilled labor could cause significant increases in costs or delays in construction of homes which could have a material adverse effect upon our sales and profitability.

Our results of operations can be affected by the pricing and availability of raw materials. Although we attempt to increase the sales prices of our homes in response to higher materials costs, such increases typically lag behind the escalation of materials costs. Sudden increases in price and lack of availability of raw materials can be caused by natural disaster or other market forces, as has occurred in recent years. Although we have not experienced any production halts, severe or prolonged shortages of some of our most important building materials, which include wood and wood products, gypsum wallboard, steel, insulation, and other petroleum-based products, have occurred. There can be no assurance that sufficient supplies of these and other raw materials will continue to be available to us.

The loss of any of our executive officers could reduce our ability to execute our business strategy and could have a material adverse effect on our business and results of operations.

We are dependent to a significant extent upon the efforts of our executive officers, particularly Peter Van Hierden, our Chief Executive Officer, and Richard A. von Gnetchen, our Chief Financial Officer. The loss of the services of one or more of our executive officers could impair our ability to execute our business strategy and have a material adverse effect upon our business, financial condition and results of operations. We currently have no key man life insurance for our executive officers.

Peter Van Hierden, Chief Executive Officer and our majority shareholder, can cause us to take certain actions or preclude us from taking actions without the approval of the other shareholders and may have interests that could conflict with other shareholders.

Peter Van Hierden, our Chief Executive Officer, as of September 17, 2008, beneficially owns approximately 49.5% of the voting power of our common stock. As a result, Mr. Van Hierden has the ability to control the outcome of virtually all corporate actions, including the election of all directors, the approval of any merger, the commencement of bankruptcy proceedings and other significant corporate actions. His interest in exercising control over our business may conflict with the interests of other shareholders. This voting power might also discourage someone from acquiring us or from making a significant equity investment in us, even if we need the investment to meet our obligations and to operate our business.

Our success depends on our ability to acquire land suitable for residential homebuilding at reasonable prices.

The homebuilding industry is highly competitive for suitable land. The availability of finished and partially finished developed lots and undeveloped land for purchase that meet our criteria depends on a number of factors outside our control, including land availability in general, competition with other homebuilders and land buyers for desirable property, inflation in land prices, zoning, allowable housing density, and other regulatory requirements. Should suitable lots or land become less available, the number of homes we may be able to build and sell could be reduced, and the cost of land could be increased, perhaps substantially, which could adversely impact our results of operations.

Our long-term ability to build homes depends on our acquiring land suitable for residential building at reasonable prices in locations where we want to build. As competition for suitable land increases, and as available land is developed, the cost of acquiring suitable remaining land could rise, and the availability of suitable land at acceptable prices may decline. Any land shortages or any decrease in the supply of suitable land at reasonable prices could result in increased land costs. We may not be able to pass through to our customers any increased land costs, which could adversely impact our revenues, earnings, and margins.

Our future growth may require additional capital, which may not be available.

Our operations require significant amounts of cash. We may be required to seek additional capital, whether from sales of equity or debt or additional bank borrowings, for the future growth and development of our business. We can give no assurance as to the availability of such additional capital or, if available, whether it would be on terms acceptable to us. If we are not successful in obtaining sufficient capital, it could reduce our sales and may adversely affect our future growth and financial results.

We may not be successful in our effort to identify, complete or integrate acquisitions or to enter new markets through start-up operations, which could disrupt the activities of our current business, adversely affect our results of operations and future growth or cause losses.

A principal component of our business strategy is to continue to grow profitably, including, when appropriate, by acquiring other homebuilders or related businesses that will streamline our operations. We may not be successful in implementing our acquisition strategy, and growth may not continue at historical levels or at all. When acquiring another company, we may have difficulty assimilating the operations of acquired businesses, incur unanticipated liabilities or expenses, and our management’s attention may be diverted from our current business. The acquisition of other companies may also result in our entering markets in which we have limited or no experience. The failure to identify or complete business acquisitions, or successfully integrate the businesses we acquire, could adversely affect our results of operations and future growth. In addition, our acquisitions may not be as profitable as we anticipate or could even produce losses.

Furthermore, we may choose to enter new markets or expand operations in existing markets by starting new operations, rather than by acquiring an existing homebuilding company. If we choose to expand through start-up operations, we will not have the advantage of the experience and brand recognition of an established homebuilding company. As a result, we may incur substantial start-up costs in establishing our operations in new markets, and we may not be successful in taking operations from the start-up phase to profitability. If we are not successful in making start-up operations profitable, we may not be able to recover our investment and may incur losses.

Risks Related to the Housing Industry

The manufactured, modular and ready-to-move housing industry is highly competitive.

The manufactured, modular and ready-to-move housing industry is highly competitive at both the manufacturing and retail levels, with competition based upon several factors, including price, product features, reputation for service and quality, depth of field inventory, promotion, merchandising and the terms of retail customer financing. We compete with other retailers of manufactured homes, as well as companies offering for sale homes repossessed from wholesalers or consumers. In addition, manufactured homes compete with other forms of housing, such as new and existing site-built homes, apartments, condominiums and townhouses. The inability to effectively compete in this environment could result in lower sales, operating results and cash flows.

Cost and availability of raw materials is subject to fluctuation.

Prices and availability of raw materials used to manufacture the Company’s products can change significantly due to fluctuations in supply and demand. The Company has historically been able to have an adequate supply of raw materials by maintaining good relations with its vendors. In addition, increased prices have historically been passed on to customers by raising the price of manufactured homes. There is no certainty that the Company will be able to pass on future price increases and maintain adequate supply of raw materials. The inability to raise the price of its products and to maintain a proper supply of materials could have a negative impact on sales, operating results and cash flows.

Availability and cost of financing for our retail customers, particularly in our manufactured housing business, could constrain our sales.

Retail buyers of our products generally secure financing from independent lenders, which, in the case of manufactured housing, have been negatively affected by adverse loan experience. Reduced availability of such financing and higher interest rates have had, and continue to have, an adverse effect on the manufactured housing business and our housing sales. If this financing were to become unavailable or were to be further restricted, our results of operations would suffer. Availability of financing depends on the lending practices of financial institutions, financial markets, governmental policies, and economic conditions, all of which are largely beyond our control.

Downward changes in general economic, real estate construction, or other business conditions could adversely affect our business or our financial results.

The residential homebuilding industry is sensitive to changes in economic conditions and other factors, such as the level of employment, consumer confidence, consumer income, availability of financing, and interest rate levels. Adverse changes in any of these conditions generally, or in the markets where we operate, could decrease demand and pricing for new homes in these areas or result in customer cancellations of pending contracts, which could adversely affect the number of home deliveries we make or reduce the prices we can charge for homes, either of which could result in a decrease in our revenues and earnings and would adversely affect our financial condition.

Future increases in interest rates, reductions in mortgage availability, or increases in the effective costs of owning a home could prevent potential customers from buying our homes and adversely affect our business and financial results.

Increases in interest rates or decreases in availability of mortgage financing could reduce the market for new homes. Potential homebuyers may be less willing or able to pay the increased monthly costs or to obtain mortgage financing that exposes them to interest rate changes. Lenders may increase the qualifications needed for mortgages or adjust their terms to address any increased credit risk. Even if potential customers do not need financing, changes in interest rates and mortgage availability could make it harder for them to sell their current homes to potential buyers who need financing. These factors could adversely affect the sales or pricing of our homes.

A.   Manufactured, Modular and Ready-To-Move Housing

The cyclical and seasonal nature of the manufactured housing industry causes our revenues and operating results to fluctuate, and we expect this cyclicality and seasonality to continue in the future.

The manufactured housing industry is highly cyclical and seasonal and is influenced by many national and regional economic and demographic factors, including:

•	the availability of consumer financing for homebuyers;

•	the availability of wholesale financing for retailers;

•	seasonality of demand;

•	consumer confidence;

•	interest rates;

•	demographic and employment trends;

•	income levels;

•	housing demand;

•	general economic conditions, including inflation and recessions; and

•	the availability of suitable homesites.

As a result of the foregoing economic, demographic and other factors, our revenues and operating results fluctuate, and we expect them to continue to fluctuate in the future. Moreover, we may experience operating losses during cyclical downturns in the manufactured housing market.

The manufactured, modular and ready-to-move housing industry is highly competitive, and competition may increase the adverse effects of industry conditions.

The manufactured, modular and ready-to-move housing industry is highly competitive. Competition at both the manufacturing and retail levels is based upon several factors, including price, product features, reputation for service and quality, merchandising, terms of retailer promotional programs and the terms of retail customer financing. Numerous companies produce manufactured homes in our markets. In addition, our homes compete with repossessed homes that are offered for sale in our markets. A number of our manufacturing competitors also have their own retail distribution systems and consumer finance and insurance operations. The ability to offer consumer finance and insurance products may provide some competitors with an advantage. In addition, there are many independent manufactured housing retail locations in most areas where we have retail operations. We believe that where wholesale floor plan financing is available, it is relatively easy for new retailers to enter into our markets as competitors. In addition, our products compete with other forms of low to moderate-cost housing, including new and existing site-built homes, apartments, townhouses and condominiums. If we are unable to compete effectively in this environment, our retail sales and wholesale shipments could be reduced. As a result, our growth could be limited.

Changing consumer preferences can affect sales, operating results and cash flows.

Changes in consumer preferences for manufactured, modular and ready-to-move housing occur over time, and consequently the Company responds to changing demand by evaluating the market acceptability of its products. Delays in responding to changing consumer preferences could have an adverse effect on sales, operating results and cash flows.

B.  Site-Built Housing

We may not be able to acquire suitable land at reasonable prices, which could result in cost increases we are unable to recover and reduce our total earned revenues and earnings.

We have experienced an increase in competition for available land and developed homesites in some of our markets as a result of a reduced availability of suitable parcels of land and developed homesites in these markets. Our ability to continue our homebuilding activities over the long-term depends upon our ability to locate and acquire suitable parcels of land or developed homesites to support our homebuilding operations. As competition for land increases, the cost of acquiring it may rise and the availability of suitable parcels at acceptable prices may decline. If we are unable to acquire suitable land or developed homesites at reasonable prices, it could limit our ability to develop new communities or result in increased land costs that we may not be able to pass through to our customers. Consequently, this competition could reduce the number of homes we sell or our profit margins and lead to a decrease in our total earned revenues and earnings.

Shortages of labor or materials and increases in the price of materials can harm our business by delaying construction, increasing costs, or both.

We and the homebuilding industry from time to time have experienced significant difficulties with respect to:

•	shortages of qualified trades people and other labor;

•	shortages of materials; and

•	increases in the cost of certain materials, including lumber, drywall and cement, which are significant components of home construction costs.

These difficulties can cause unexpected short-term increases in construction costs and cause construction delays for us. We will not be able to recover unexpected increases in construction costs by raising our home prices because, typically, the price of each home is established at the time a customer executes a home sale contract. Furthermore, sustained increases in construction costs may, over time, erode our profit margins. We may be able to offset sustained increases in construction costs with increases in the prices of our homes and through operating efficiencies. However, in the future, pricing competition may restrict our ability to pass on any additional costs, and we may not be able to achieve sufficient operating efficiencies to maintain our current profit margins.

Adverse weather conditions may increase costs, cause project delays and reduce consumer demand for housing, all of which would adversely affect the Company’s results of operations and prospects.

As a homebuilder, the Company is subject to numerous risks, many of which are beyond management’s control, including: adverse weather conditions, such as extended periods of rain, snow or cold temperatures and natural disasters, which could damage projects, cause delays in completion of projects, or reduce consumer demand for housing; and shortages in labor or materials, which could delay project completion and cause increases in the prices for labor or materials, thereby affecting the Company’s sales and profitability.

There are some risks of loss for which the Company may be unable to purchase insurance coverage. A sizeable uninsured loss could adversely affect the Company’s business, results of operations and financial condition.

Risks Related to Doing Business in the Canada

Inflation in Canada could negatively affect our profitability and growth.

While the economy in Alberta and Saskatchewan has experienced rapid growth, such growth has been uneven among other provinces and various sectors of the economy and in different geographical areas of the country.  Rapid economic growth can lead to growth in the money supply and rising inflation. If prices for the Company’s products rise at a rate that is insufficient to compensate for the rise in the costs of supplies, it may have an adverse effect on profitability.

The fluctuation of the Canadian dollar may materially and adversely affect investments in the Company.

The value of the Canadian dollar against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in the Canada’s political and economic conditions. As the Company relies principally on revenues earned in Canada, any significant revaluation of Canadian dollar may materially and adversely affect the Company’s cash flows, revenues and financial condition. For example, to the extent that the Company needs to convert U.S. dollars it receives from an offering of its securities into Canadian dollars for the Company’s operations, appreciation of the Canadian dollar against the U.S. dollar could have a material adverse effect on the Company’s business, financial condition and results of operations. Conversely, if the Company decides to convert its Canadian dollars into U.S. dollars for the purpose of making payments for dividends on its common stock or for other business purposes and the U.S. dollar appreciates against the Canadian dollar, the U.S. dollar equivalent of the Canadian dollar that the Company converts would be reduced. In addition, the depreciation of significant U.S. dollar denominated assets could result in a charge to the Company’s income statement and a reduction in the value of these assets.

The effect of changes in international, national and local economic and market conditions as a result of global developments

Beyond the risks of doing business in Canada or the United States, there is also the potential impact of changes in the international, national and local economic and market conditions as a result of global developments, including the effects of global financial crisis, effects of terrorist acts and war on terrorism, US and Canadian presence in Iraq and Afghanistan, potential conflict or crisis in North Korea or Middle East and potential avian flu pandemic or related illnesses, negatively affecting local homebuilding industry and adversely affecting new home installation market.

Risks Relating to the Share Exchange

The Company’s Chief Executive Officer, Peter Van Hierden, beneficially owns 49.5% of the Company’s outstanding common stock, which gives him control over certain major decisions on which the Company’s stockholders may vote, which may discourage an acquisition of the Company.

As a result of the Share Exchange, most of management of the Company do not beneficially own any of the Company’s outstanding common stock at this point in time, and one of the Company’s officers and directors beneficially owns 49.5% of the Company’s outstanding shares. The interests of this director may differ from the interests of other stockholders. As a result, this officer and director will have the right and ability to control virtually all corporate actions requiring stockholder approval, irrespective of how the Company’s other stockholders may vote, including the following actions:

•	Electing or defeating the election of directors;

•	Amending or preventing amendment of the Company’s Certificate of Incorporation or By-laws;

•	Effecting or preventing a merger, sale of assets or other corporate transaction; and

•	Controlling the outcome of any other matter submitted to the stockholders for vote.

The Company’s stock ownership profile may discourage a potential acquirer from seeking to acquire shares of the Company’s common stock or otherwise attempting to obtain control of the Company, which in turn could reduce the Company’s stock price or prevent the Company’s stockholders from realizing a premium over the Company’s stock price.

As a result of the Share Exchange, Duratech has become a wholly-owned subsidiary of a company that is subject to the reporting requirements of U.S. federal securities laws, which can be expensive.

As a result of the Share Exchange, Duratech has become an indirect wholly-owned subsidiary of a company that is a public reporting company and, accordingly, is subject to the information and reporting requirements of the Exchange Act and other federal securities laws, including compliance with the Sarbanes-Oxley Act. The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC (including reporting of the Share Exchange) and furnishing audited reports to stockholders will cause the Company’s expenses to be higher than they would be if Duratech had remained privately-held and did not consummate the Share Exchange.

In addition, it may be time consuming, difficult and costly for the Registrant to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act.  The Registrant may need to hire additional financial reporting, internal controls and other finance personnel in order to develop and implement appropriate internal controls and reporting procedures. If the Registrant is unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, the Registrant may not be able to obtain the independent accountant certifications required by the Sarbanes-Oxley Act.

Public company compliance may make it more difficult to attract and retain officers and directors.

The Sarbanes-Oxley Act and new rules subsequently implemented by the SEC have required changes in corporate governance practices of public companies. As a public entity, the Registrant expects these new rules and regulations to increase compliance costs in 2008 and beyond and to make certain activities more time consuming and costly. As a public entity, the Registrant also expects that these new rules and regulations may make it more difficult and expensive for the Registrant to obtain director and officer liability insurance in the future and it may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for the Registrant to attract and retain qualified persons to serve as directors or as executive officers.

Because Duratech became public by means of a share exchange, the Company may not be able to attract the attention of major brokerage firms.

There may be risks associated with Duratech becoming public through a share exchange. Specifically, securities analysts of major brokerage firms may not provide coverage of the company since there is no incentive to brokerage firms to recommend the purchase of the company’s common stock. No assurance can be given that brokerage firms will, in the future, want to conduct any secondary offerings on behalf of the company.

Risks Relating to the Common Stock

Volatility of our stock price is a risk to investors.

The price of our common stock may fluctuate widely, depending upon a number of factors, many of which are beyond our control. These factors include the perceived prospects of our business and the manufactured housing industry as a whole; differences between our actual financial and operating results and those expected by investors and analysts; changes in analysts’ recommendations or projections; changes affecting the availability of financing in the wholesale and consumer lending markets; actions or announcements by competitors; changes in the regulatory environment in which we operate; and changes in general economic or market conditions. In addition, stock markets generally experience significant price and volume volatility from time to time which may adversely affect the market price of our common stock for reasons unrelated to our performance.

The Company’s stock price may be volatile.

The market price of the Company’s common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond the Company’s control, including the following:

•	Additions or departures of key personnel;

•
Limited “public float” following the Share Exchange, in the hands of a small number of persons whose sales or lack of sales could result in positive or negative pricing pressure on the market price for the common stock;

•	Sales of the common stock;

•	The Company’s ability to execute its business plan;

•	Operating results that fall below expectations;

•	Loss of any strategic relationship;

•	Industry developments;

•	Economic and other external factors; and

•	Period-to-period fluctuations in the Company’s financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of the Company’s common stock.

There is currently no liquid trading market for the Company’s common stock and the Company cannot ensure that one will ever develop or be sustained.

There is currently no liquid trading market for the Company’s common stock. The Company cannot predict how liquid the market for the Company’s common stock might become. The Company’s common stock is currently approved for quotation on the OTC Bulletin Board trading under the symbol UPSN. The Company currently does not satisfy the initial listing standards, and cannot ensure that it will be able to satisfy such listing standards on a higher exchange, or that its common stock will be accepted for listing on any such exchange. Should the Company fail to satisfy the initial listing standards of such exchanges, or its common stock be otherwise rejected for listing and remain on the OTC Bulletin Board or be suspended from the OTC Bulletin Board, the trading price of the Company’s common stock could suffer, the trading market for the Company’s common stock may be less liquid and the Company’s common stock price may be subject to increased volatility.

The Company’s common stock may be deemed a “penny stock”, which would make it more difficult for investors to sell their shares.

The Company’s common stock may be subject to the “penny stock” rules adopted under section 15(g) of the Exchange Act. The penny stock rules apply to companies whose common stock is not listed on the NASDAQ Stock Market or other national securities exchange and trades at less than $5.00 per share or that have tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). These rules require, among other things, that brokers who trade penny stock to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade penny stocks because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. If the Company remains subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for the Company’s securities. If the Company’s securities are subject to the penny stock rules, investors will find it more difficult to dispose of the Company’s securities.

Furthermore, for companies whose securities are quoted on the OTC Bulletin Board, it is more difficult (1) to obtain accurate quotations, (2) to obtain coverage for significant news events because major wire services generally do not publish press releases about such companies, and (3) to obtain needed capital.

Offers or availability for sale of a substantial number of shares of the Company’s common stock may cause the price of the Company’s common stock to decline.

If the Company’s stockholders sell substantial amounts of common stock in the public market, or upon the expiration of any statutory holding period, under Rule 144, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of the Company’s common stock could fall. The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult the Company’s ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that the Company deems reasonable or appropriate. Additional shares of common stock will be freely tradable upon the earlier of: (i) effectiveness of the registration statement the Company is required to file; and (ii) the date on which such shares may be sold without registration pursuant to Rule 144 under the Securities Act.

Provisions of the Company’s Certificate of Incorporation and Nevada law could deter a change of control, which could discourage or delay offers to acquire the Company.

Provisions of the Company’s Certificate of Incorporation and Nevada law may make it more difficult for someone to acquire control of the Company or for the Company’s stockholders to remove existing management, and might discourage a third party from offering to acquire the Company, even if a change in control or in management would be beneficial to stockholders.

Volatility in the Company’s common stock price may subject the Company to securities litigation.

The market for the Company’s common stock is characterized by significant price volatility when compared to seasoned issuers, and the Company expects that its share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. The Company may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

The elimination of monetary liability against the Company’s directors, officers and employees under the Company’s Articles of Incorporation and Nevada  law, and the existence of indemnification rights to the Company’s directors, officers and employees may result in substantial expenditures by the Company and may discourage lawsuits against the Company’s directors, officers and employees.

Article XI of the Registrant’s Articles of Incorporation provides that the Company shall indemnify all directors, officers, employees, and agents to the fullest extent permitted by Nevada law as provided within NRS 78.7502 and NRS 78.751 or any other law then in effect or as it may hereafter be amended. Further Article XI provides that the Company shall indemnify each present and future director, officer, employee or agent of the Company who becomes a party or is threatened to be made a party to any suit or proceeding, whether pending, completed or merely threatened, and whether said suit or proceeding is civil, criminal, administrative, investigative, or otherwise, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including, but not limited to, attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit, proceeding or settlement, provided such person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The foregoing indemnification obligations could result in the Company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which the Company may be unable to recoup.  These provisions and resultant costs may also discourage the Company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties and may similarly discourage the filing of derivative litigation by the Company’s stockholders against the Company’s directors and officers even though such actions, if successful, might otherwise benefit the Company and its stockholders.

ITEM 3. CONTROLS AND PROCEDURES

Quarterly Evaluation of Controls.  As of the end of the period covered by this quarterly report on Form 10-QSB, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures ("Disclosure Controls"), as defined  in Rules 13a -15(e) and 15d – 15(e) under the Exchange Act. This evaluation (“Evaluation”) was performed by our Chairman and Chief Executive Officer, Peter Van Hierden, and our Chief Financial Officer, Richard von Gnechten (“CFO”).  In addition, we have discussed these matters with our board.  In this section, we present the conclusions of our CEO and CFO as of the date of the Evaluation with respect to the effectiveness of our Disclosure Controls.

CEO and CFO Certifications.  Attached to this quarterly report, as Exhibits 31.1 and 31.2, are certain certifications of the CEO and CFO, which are required in accordance with the Exchange Act and the Commission's rules implementing such section (the "Rule 13a-14(a)/15d–14(a) Certifications"). This section of the quarterly report contains the information concerning the Evaluation referred to in the Rule 13a-14(a)/15d–14(a) Certifications. This information should be read in conjunction with the Rule 13a-14(a)/15d–14(a) Certifications for a more complete understanding of the topic presented.

Disclosure Controls. Disclosure Controls are procedures designed with the objective of ensuring that information required to be disclosed in our reports filed with the Commission under the Exchange Act, such as this quarterly report, is recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms. Disclosure Controls are also designed with the objective of ensuring that material information relating to us is made known to the CEO and the CFO by others, particularly during the period in which the applicable report is being prepared.

Scope of the Evaluation. The CEO and CFO's evaluation of our Disclosure Controls included a review of the controls' (i) objectives, (ii) design, (iii) implementation, and (iv) the effect of the controls on the information generated for use in this quarterly report. This type of evaluation is done on a quarterly basis so that the conclusions concerning the effectiveness of our controls can be reported in our quarterly reports on Form 10-QSB and annual reports on Form 10-KSB. The overall goals of these various evaluation activities are to monitor our Disclosure Controls, and to make modifications if and as necessary.  Our intent in this regard is that the Disclosure Controls will be maintained as dynamic systems that change (including improvements and corrections) as conditions warrant.

Conclusions.  Based upon the Evaluation, our Disclosure Controls and procedures are designed to provide reasonable assurance of achieving our objectives. Our CEO and CFO have concluded that our Disclosure Controls and procedures are effective at that reasonable assurance level to ensure that material information relating to the Company is made known to management, including the CEO and CFO, particularly during the period when our periodic reports are being prepared. Additionally, there has been no change in our internal controls, (as defined  in Rules 13a -15(f) and 15d – 15(f) under the Exchange Act), over financial reporting that occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to affect, our internal controls over financial reporting.

PART II – OTHER INFORMATION

ITEM 1. LEGAL PROCEEDIN GS

None.

ITEM 2. CHANGES IN SECURIT IES

No additional changes in securities beyond the Share Exchange Agreement with Duratech Group Inc. as described herein.

ITEM 3. DEFAULTS UPON SENIOR SECURI TIES

None.

ITEM 4. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDE RS

None.

ITEM 5. OTHER INFORMATI ON

Part of the Company’s strategy is to build its business through the merger or acquisition of companies that will benefit our future growth.  It is reasonable to expect such activity is an ongoing part of the Company’s business development efforts.  At any given time the company could be in process of analyzing or negotiating an offer in connection with such a transaction. However, any discussion or speculation on specific transactions is only conjecture until such time that a definite agreement is signed and announced in an SEC filing and press release.  It is possible no transactions will take place at all.

ITEM 6. EXHIB ITS

The exhibits to this form are listed in the attached Exhibit Index.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          UPSNAP, INC.
(Registrant)

                                                                                                /s/ Peter Van Hierden
Date:  December 23, 2008                                                         Peter Van Hierden
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

/s/ Richard A. von Gnechten
Date:  December 23, 2008                                                         Richard A. von Gnechten
Chief Financial Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

2.1 2.2 3.1 3.2 3.3
Agreement and Plan of Merger, dated August 29, 2008 (incorporated by reference from Exh. 2.1 to the Form 8-K filed on September 24, 2008)

Asset Purchase Agreement Among UpSnap, Inc., UpSnap Services, LLC and Tony Philip dated August 29, 2008 (incorporated by reference from Exhibit 2.2 to the Form 8-K filed on September 24, 2008)

Certificate of Incorporation of the registrant as filed with the Secretary of State of the State of Nevada on July 25, 3003 (incorporated by reference to Exhibit 3.1 in Registration Statement SB-2 filed on September 18, 2003)

Certificate of Amendment filed on November 7, 2005 (incorporated by reference to Exhibit 3.1 in Form 8-K filed on November 16, 2005)

Bylaws of registrant adopted on July 25, 2003 (incorporated by reference to Exhibit 3.2 in Registration Statement SB-2 filed on November 18, 2003)

31.1	Rule 13a-14(a)/15d-14(a) Certification of Peter Van Hierden, Chairman and Chief Executive Officer*

31.2	Rule 13a-14(a)/15d-14(a) Certification of Richard A. von Gnechten, Chief Financial Officer*

32	Certification of Principal Executive Officer and Principal Financial Officer furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

* filed herein

Exh ibit 31.1

Certification Pursuant to Section 13a-14 of the Securities Exchange Act of 1934 of Peter Van Hierden (UpSNAP Chairman of the Board and Chief Executive Officer)

I, Peter Van Hierden, certify that:

1.      I have reviewed this report on Form 10-QSB for the quarter ended October 31, 2008 of UpSnap, Inc. (the “registrant);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a.
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: December 23, 2008

/s/Peter Van Hierden
Peter Van Hierden
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

Ex hibit 31.2

Certification Pursuant to Section 13a-14 of the Securities Exchange Act of 1934 of Richard A. von Gnechten (UpSNAP Chief Financial Officer)

I, Richard A. von Gnechten, certify that:

1.      I have reviewed this report on Form 10-QSB for the quarter ended October 31, 2008 of UpSnap, Inc. (the “registrant);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

e.
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

f.
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

g.
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

h.
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

c.
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

d.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: December 23, 2008

/s/ Richard A. von Gnechten
Richard A. von Gnechten
Chief Financial Officer

Ex hibit 32

CERTIFICATION
PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-QSB of UpSnap, Inc.  (the "Company") for the quarter ended October 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Peter Van Hierden, the Chief Executive Officer of the Company and Richard A. von Gnechten, the Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented.

/s/ Peter Van Hierden Peter Van Hierden Chairman and Chief Executive Officer (Principal Executive Officer) Dated: December 23, 2008
/s/ Richard A. von Gnechten Richard A. von Gnechten Chief Financial Officer (Principal Financial Officer) Dated: December 23, 2008